--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS RETIREMENT
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Domestic Money Market Fund
-Equity Growth Fund
-Global Bond Focus Fund
-Global Strategy Focus Fund
-Global Utility Focus Fund
-Government Bond Fund
-High Current Income Fund
-Index 500 Fund
-International Equity Focus Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE PORTFOLIO
PLUS VARIABLE ANNUITY:

-American Balanced Fund
-Basic Value Focus Fund
-Equity Growth Fund
-Global Strategy Focus Fund
-High Current Income Fund
-Index 500 Fund
-International Equity Focus Fund
-Natural Resources Focus Fund
-Prime Bond Fund
-Quality Equity Fund
-Reserve Assets Fund

INVESTMENT PORTFOLIOS
AVAILABLE WITH THE MERRILL
LYNCH FUNDS INVESTOR LIFE,
INVESTOR LIFE PLUS,
ESTATE INVESTOR I & II, PRIME PLAN V,
VI, 7 AND PRIME PLAN INVESTOR
VARIABLE LIFE INSURANCE
POLICIES:

-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Equity Growth Fund
-Global Bond Focus Fund
-Global Utility Focus Fund
-Index 500 Fund
-International Equity Focus Fund

INVESTMENT PORTFOLIOS AVAILABLE
WITH PRIME PLAN I, II, III, IV,
DIRECTED LIFE AND DIRECTED LIFE 2
VARIABLE LIFE INSURANCE POLICIES:

-Basic Value Focus Fund
-Developing Capital Markets Focus Fund
-Equity Growth Fund
-Global Utility Focus Fund
-International Equity Focus Fund

                 Semi-Annual Report
                 June 30, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
JUNE 30, 1997
--------------------------------------------------------------------------------
                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
RETIREMENT PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                                      YEAR      FIVE YEARS    TEN YEARS       SINCE
                                                                     ENDED        ENDED         ENDED       INCEPTION
                                                                    6/30/97      6/30/97       6/30/97     TO 6/30/97
---------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                               +16.39%      + 8.65%           --         + 8.85%+
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                               +12.77           --            --          +15.34++
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                                + 7.13           --            --          + 3.67+++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                   + 0.57       +14.46        + 5.02%        --
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND***                                            - 5.63           --            --          + 3.15++
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND**                                         +15.40       + 9.30            --          + 9.23++++
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                            + 9.00           --            --          + 8.67++
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT BOND FUND****                                             - 1.24           --            --          + 4.08+++
---------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                             + 5.11       + 8.68        + 9.82         --
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                           --           --            --          +27.62##
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                      + 4.83           --            --          + 6.95++
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                         + 0.79       + 6.65            --          + 3.97+
---------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                                      - 0.64       + 5.05        + 6.65         --
---------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                                  +19.63       +13.81        +10.50         --
---------------------------------------------------------------------------------------------------------------------
    * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect Fund operating expenses,
      Separate Account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and a 0.10%
      administrative charge. In addition, a contingent deferred sales charge, incrementally decreasing from 7% in the first year a premium is invested in the contract to 0% the eighth year and later that the premium remains in the contract, deducted on the last day of the periods shown, and an annual contract maintenance charge of $40 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.
   ** Flexible Strategy Fund merged into Global Strategy Focus Fund on December 9, 1996.
  *** International Bond Fund merged into World Income Focus Fund on December 9, 1996 and was renamed Global Bond Focus Fund.
 **** Intermediate Government Bond Fund's name changed as of December 9, 1996 to Government Bond Fund.
   ## The Fund commenced operations on 12/13/96. Average Annual Total Returns for periods of six months or less are calculated on a cumulative basis, rather than an annual basis, as permitted by regulation.
    + The Fund commenced operations on 6/01/88.
   ++ The Fund commenced operations on 7/01/93.
  +++ The Fund commenced operations on 5/02/94.
 ++++ The Fund commenced operations on 2/28/92.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
JUNE 30, 1997
--------------------------------------------------------------------------------
                 SEPARATE ACCOUNT AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
PORTFOLIO PLUS VARIABLE ANNUITY
--------------------------------------------------------------------------------

                                                                      YEAR      FIVE YEARS    TEN YEARS       SINCE
                                                                     ENDED        ENDED         ENDED       INCEPTION
                                                                    6/30/97      6/30/97       6/30/97     TO 6/30/97
---------------------------------------------------------------------------------------------------------------------
AMERICAN BALANCED FUND                                               + 9.29%      + 8.90%           --         + 9.25%+
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                               +13.85           --            --          +14.96++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                   + 2.95       +14.42       +  5.13%        --
---------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY FOCUS FUND                                           +16.77       + 8.93         --             + 8.76+++
---------------------------------------------------------------------------------------------------------------------
HIGH CURRENT INCOME FUND                                             + 7.68       + 8.59       +  9.93         --
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                        --           --            --             +33.02++++
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                      + 5.80        --            --             + 6.51++
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES FOCUS FUND                                         + 3.18       + 6.55         --             + 4.08+
---------------------------------------------------------------------------------------------------------------------
PRIME BOND FUND                                                      + 1.65       + 4.92       +  6.76         --
---------------------------------------------------------------------------------------------------------------------
QUALITY EQUITY FUND                                                  +22.20       +13.76        +10.62         --
---------------------------------------------------------------------------------------------------------------------

   * Returns are calculated as if the contract were surrendered at the end of the periods shown. They reflect Fund operating expenses, Separate Account charges deducted daily at an annual rate of 1.25% mortality and expense risk charge, and a 0.05% distribution expense charge. (Family Life Insurance Company contracts are assessed a 1.30% mortality and expense risk charge and no distribution expense charge.) In addition, a contingent deferred sales charge of 5% for the first seven years the premium remains in the contract, deducted on the last day of the period shown, and an annual contract administration charge of $30 are reflected. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.

   * Charges reflected are for non-qualified contracts. Qualified contracts have a lower expense risk charge. Average annual total returns for those contract owners would, therefore, be higher than the returns shown above.

   + The Fund commenced operations on 6/01/88.

  ++ The Fund commenced operations on 7/01/93.

 +++ The Fund commenced operations on 2/28/92.

 ++++ The Fund commenced operations on 12/13/96.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
JUNE 30, 1997
--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT AVERAGE ANNUALIZED RETURNS*
--------------------------------------------------------------------------------
VARIABLE LIFE INSURANCE POLICIES (EXCEPT ESTATE INVESTOR I & II)
--------------------------------------------------------------------------------

                                                                     YEAR      FIVE YEARS     TEN YEARS       SINCE
                                                                    ENDED        ENDED          ENDED       INCEPTION
                                                                   6/30/97      6/30/97        6/30/97     TO 6/30/97
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                              +12.65%       --             --          +14.97%+
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                               + 6.09        --             --          +  2.78++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                  - 0.07       +14.20%         +4.59%           --
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND++++                                          - 7.63        --             --          +  2.53+
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                           + 7.53        --             --          +  8.12+
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                       --           --             --           +24.75+++
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                     + 3.53        --             --          +  6.40+
---------------------------------------------------------------------------------------------------------------------

   * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract in force during the periods shown. They reflect Fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90%, and a deferred contract load of 9%. They do not reflect quarterly cost of insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and underwriting class of the insured, and by each contract's net amount at risk. Some contract owners have lower mortality and expense risk charges and/or lower deferred contract loads than those reflected above. Returns for those contract owners would, therefore, be higher than the returns shown above. Some contract owners pay administrative fees that could have the effect of reducing the returns shown above. All charges and fees are described in the product prospectuses. Certain Funds are not available to all variable life insurance products. Not all Funds were made available to all products on the same date. See those prospectuses for more complete information.

   + Fund commenced operations on 7/01/93.

  ++ Fund commenced operations on 5/02/94.

 +++ Fund commenced operations on 12/13/96.

 ++++ International Bond Fund merged into World Income Focus Fund on December 9,
      1996 and was renamed Global Bond Focus Fund.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
JUNE 30, 1997
--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT AVERAGE ANNUALIZED RETURNS*
--------------------------------------------------------------------------------
ESTATE INVESTOR I & II VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------

                                                                     YEAR      FIVE YEARS     TEN YEARS       SINCE
                                                                     ENDED       ENDED          ENDED       INCEPTION
                                                                    6/30/97     6/30/97        6/30/97     TO 6/30/97
---------------------------------------------------------------------------------------------------------------------
BASIC VALUE FOCUS FUND                                              +21.65%       --             --          +16.62%+
---------------------------------------------------------------------------------------------------------------------
DEVELOPING CAPITAL MARKETS FOCUS FUND                               +15.09        --             --          +  5.53++
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND                                                  + 8.93       +15.43%         +5.61%           --
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FOCUS FUND++++                                          + 1.37        --             --          +  4.62+
---------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITY FOCUS FUND                                           +16.53        --             --          + 10.04+
---------------------------------------------------------------------------------------------------------------------
INDEX 500 FUND                                                        --          --             --          + 44.19+++
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FOCUS FUND                                     +12.53        --             --          +  8.35+
---------------------------------------------------------------------------------------------------------------------

   * Returns assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect Fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which can vary by age, sex and underwriting class of the insured and the contract's net amount of risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

     When contract loading is reflected, the returns for One Year, Five Years, Ten Years and/or Since Inception, respectively, would be: Basic Value Focus Fund, -39.18%, N/A, N/A, -1.94%; Developing Capital Markets Focus Fund, -42.46%, N/A, N/A, -15.23%; Equity Growth Fund, -45.53%, 0.49%, 4.71%;
     Global Bond Focus Fund, -49.32%, N/A, N/A, -12.04%; Global Utility Focus Fund, -41.74%, N/A, N/A, -7.48%; Index 500 Fund, N/A, N/A, N/A, -60.87%;
     International Equity Focus Fund, -43.73%, N/A, N/A, -8.90%.

   + Fund commenced operations on 7/01/93.

  ++ Fund commenced operations on 5/02/94.

 +++ Fund commenced operations on 12/13/96.

++++ International Bond Fund merged into World Income Focus Fund on December 9,
     1996 and was renamed Global Bond Focus Fund.

Investment results and principal value will fluctuate so that an investment may be worth more or less than its original cost. Past performance illustrated should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, American Balanced Fund's total investment return was +7.72%, based on a change in per share net asset value from $16.01 to $15.26, and assuming reinvestment of $0.603 per share income dividends and $1.229 per share capital gains distributions.

  For the one-year and five-year periods ended June 30, 1997, the Fund's average annual total returns were +15.34% and +10.67%, respectively. For the period since inception (June 1, 1988) through June 30, 1997, the Fund's average annual total return was +10.45%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  As of June 30, 1997, the asset allocation of American Balanced Fund was: US bonds, 45% of net assets; US stocks, 53%; and cash reserves, 2%.

  During the six-month period ended June 30, 1997, we raised the equity weighting from 42% of net assets to 53% after the maximum allowable allocation to equities was raised from 50% to 65%. However, we became increasingly cautious in our view of the US stock market, and held the equity weighting below the new ceiling. Our stance toward the US equity market reflected our concern that a slower US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remains in the financial services, technology, energy and healthcare sectors. New positions in these sectors included: Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services, Inc. and MGIC Investment Corporation in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corporation in healthcare.

  In the US bond sector, we increased the Fund's average duration from 4 years in March to 7 years as of June 30, 1997. The extension of the duration resulted from increasing evidence of a slowing US economy. This trend reduced the potential for an acceleration of inflation, thereby improving the reward/risk relationship for US fixed-income securities.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel

President

/s/ Thomas R. Robinson
Thomas R. Robinson

Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE                             28,800      AlliedSignal Inc. ..........   $  2,132,673   $  2,419,200        1.2%
                                      27,460      United Technologies
                                                    Corp. ....................      1,235,582      2,279,180        1.1
                                                                                 ------------   ------------     ------
                                                                                    3,368,255      4,698,380        2.3
---------------------------------------------------------------------------------------------------------------------
AIRLINES                              16,000      +US Airways Group Inc. .....        563,026        560,000        0.3
---------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                         59,500      +Hertz Corp. (Class A)......      1,916,588      2,142,000        1.1
---------------------------------------------------------------------------------------------------------------------
BANKING                               44,887      Banc One Corporation........      1,972,514      2,174,214        1.1
                                      52,300      Bank of New York, Co.,
                                                    Inc. .....................      1,353,566      2,275,050        1.1
                                      32,100      BankAmerica Corporation.....      1,714,033      2,072,456        1.0
                                       9,900      Chase Manhattan
                                                    Corporation...............      1,017,386        960,919        0.5
                                                                                 ------------   ------------     ------
                                                                                    6,057,499      7,482,639        3.7
---------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                    73,200      +Tele-Communications, Inc.
                                                    (Class A).................      1,075,413      1,084,275        0.5
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                             34,600      Du Pont (E.I.) de Nemours &
                                                    Co........................      1,920,327      2,175,475        1.1
---------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT               70,600      +WorldCom, Inc. ............      1,895,225      2,254,787        1.1
---------------------------------------------------------------------------------------------------------------------
COMPUTER                              36,100      +Cabletron Systems, Inc. ...      1,234,556      1,022,081        0.5
                                      23,100      +Compaq Computer
                                                    Corporation...............      1,785,854      2,292,675        1.2
                                       6,600      International Business
                                                    Machines Corp. ...........        383,499        595,238        0.3
                                                                                 ------------   ------------     ------
                                                                                    3,403,909      3,909,994        2.0
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                     44,400      +BMC Software, Inc. ........      1,740,296      2,458,650        1.2
                                      43,100      Computer Associates
                                                    International, Inc. ......      1,803,946      2,400,131        1.2
                                       5,200      +Microsoft Corp. ...........        565,862        657,475        0.3
                                      28,550      +Oracle Corp. ..............        980,550      1,436,422        0.7
                                                                                 ------------   ------------     ------
                                                                                    5,090,654      6,952,678        3.4
---------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS                        29,700      Philip Morris Companies,
                                                    Inc. .....................      1,127,700      1,317,938        0.7
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                            69,100      +Owens-Illinois, Inc. ......      2,060,288      2,142,100        1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                        91,400      Edison International........      1,756,605      2,273,575        1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                  56,800      Sunbeam Corporation, Inc....      1,972,310      2,144,200        1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           15,400      Intel Corporation...........      2,139,801      2,180,063        1.1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    28,100      American Express Company....      1,514,930      2,093,450        1.1
                                      36,300      First Data Corp. ...........      1,325,037      1,594,931        0.8
                                      49,000      MGIC Investment
                                                    Corporation...............      1,862,768      2,348,938        1.2
                                                                                 ------------   ------------     ------
                                                                                    4,702,735      6,037,319        3.1
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                      34,600      Black & Decker
                                                    Corporation...............      1,181,145      1,286,688        0.7
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                   34,700      +Oxford Health Plans,
                                                    Inc. .....................      2,165,124      2,489,725        1.3
                                      79,200      +Tenet Healthcare
                                                    Corporation...............      2,084,693      2,341,350        1.2
                                                                                 ------------   ------------     ------
                                                                                    4,249,817      4,831,075        2.5
---------------------------------------------------------------------------------------------------------------------
INSURANCE                             23,100      Aetna Inc. .................      1,785,379      2,364,863        1.2
                                      32,200      Allstate Corp. .............      1,414,212      2,350,600        1.2
                                      60,300      +Hartford Life, Inc. (Class
                                                    A)........................      2,022,762      2,261,250        1.1
                                      62,000      Nationwide Financial
                                                    Services, Inc. (Class
                                                    A)........................      1,679,097      1,646,875        0.8
                                      35,200      Travelers Group, Inc. ......      1,895,669      2,219,800        1.1
                                       6,300      Travelers Property Casualty
                                                    Corp. (Class A)...........        243,815        251,212        0.1
                                      50,000      UNUM Corporation............      1,606,530      2,100,000        1.1
                                                                                 ------------   ------------     ------
                                                                                   10,647,464     13,194,600        6.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                          VALUE       PERCENT OF
INDUSTRY                            HELD                 COMMON STOCKS               COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                     72,300      Brunswick Corporation.......   $  1,851,165   $  2,259,375        1.1%
                                      11,105      TCI Pacific Communications
                                                    (Convertible Preferred)...      1,054,744      1,138,262        0.6
                                                                                 ------------   ------------   ----------
                                                                                    2,905,909      3,397,637        1.7
---------------------------------------------------------------------------------------------------------------------
MACHINERY                             34,000      +American Standard
                                                    Companies, Inc. ..........      1,109,533      1,521,500        0.8
                                      37,400      Ingersoll-Rand Company......      1,735,448      2,309,450        1.2
                                                                                 ------------   ------------   ----------
                                                                                    2,844,981      3,830,950        2.0
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           48,000      Enron Corp. ................      1,878,729      1,959,000        1.0
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                 19,800      IMC Global, Inc. ...........        715,263        693,000        0.4
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          59,700      Dresser Industries, Inc. ...      1,267,850      2,223,825        1.1
                                      33,400      +Smith International,
                                                    Inc. .....................      1,592,276      2,029,050        1.0
                                                                                 ------------   ------------   ----------
                                                                                    2,860,126      4,252,875        2.1
---------------------------------------------------------------------------------------------------------------------
PAPER                                 36,600      Kimberly-Clark
                                                    Corporation...............      1,406,069      1,820,850        0.9
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                             15,800      Pennzoil Co. ...............        691,909      1,212,650        0.6
                                      34,100      Unocal Corp. ...............      1,164,083      1,323,506        0.7
                                                                                 ------------   ------------   ----------
                                                                                    1,855,992      2,536,156        1.3
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       21,500      Abbott Laboratories.........        683,915      1,435,125        0.7
                                      32,500      American Home Products
                                                    Corporation...............      1,977,661      2,486,250        1.3
                                      21,900      Merck & Co., Inc. ..........        803,514      2,266,650        1.1
                                                                                 ------------   ------------   ----------
                                                                                    3,465,090      6,188,025        3.1
---------------------------------------------------------------------------------------------------------------------
RAILROADS                             18,600      Burlington Northern Santa Fe
                                                    Inc. .....................      1,559,995      1,671,675        0.8
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS         55,200      Prentiss Properties Trust...      1,242,693      1,414,500        0.7
---------------------------------------------------------------------------------------------------------------------
RETAIL                                42,900      Sears, Roebuck & Co. .......      1,856,333      2,305,875        1.2
---------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                   43,760      Rite Aid Corporation........      1,513,691      2,182,530        1.1
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    35,200      +Airtouch Communications,
                                                    Inc. .....................        990,748        963,600        0.5
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                      59,400      Carnival Corp. (Class A)....      1,760,392      2,450,250        1.2
                                      30,000      Starwood Lodging Trust......      1,350,000      1,280,625        0.7
                                                                                 ------------   ------------   ----------
                                                                                    3,110,392      3,730,875        1.9
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                        37,200      El Paso Natural Gas
                                                    Company...................      1,927,997      2,046,000        1.0
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS              85,262,769    105,661,334       53.2
---------------------------------------------------------------------------------------------------------------------
                                    FACE
                                   AMOUNT           FIXED-INCOME INVESTMENTS
  ---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES               $ 2,000,000      General Electric Capital
                                                    Corp., 8.75% due
                                                    5/21/2007.................      2,249,100      2,252,080        1.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                    FACE                                                           VALUE       PERCENT OF
INDUSTRY                           AMOUNT           FIXED-INCOME INVESTMENTS         COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY           $ 3,046,679      Federal Home Loan Mortgage
OBLIGATIONS                                         Corp., 7.50% due
                                                    6/01/2007++...............   $  3,104,757   $  3,102,251        1.6%
                                                  Federal National Mortgage
                                                    Association:++
                                   4,015,892      6% due 11/01/2000...........      3,975,733      3,960,834        2.0
                                   8,873,492      6% due 6/01/2001............      8,783,370      8,711,639        4.4
                                   5,156,218      6% due 2/01/2004............      5,094,988      5,089,032        2.6
                                  23,500,000      US Treasury Bonds, 6.625%
                                                    due 2/15/2027.............     22,052,891     22,993,340       11.6
                                                  US Treasury Notes:
                                  18,000,000      6.50% due 5/31/2002.........     18,120,938     18,073,080        9.1
                                  25,000,000      6.625% due 5/15/2007........     25,154,687     25,207,000       12.7
                                                                                 ------------   ------------     ------
                                                                                   86,287,364     87,137,176       44.0
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FIXED-INCOME
                                                  INVESTMENTS                      88,536,464     89,389,256       45.1
---------------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                  2,148,000      General Motors Acceptance
                                                    Corp., 6.25% due
                                                    7/01/1997.................      2,147,627      2,147,627        1.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES       2,147,627      2,147,627        1.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $175,946,860    197,198,217       99.4
                                                                                 ============
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     1,285,630        0.6
                                                                                                ------------     ------
                                                  NET ASSETS..................                  $198,483,847      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis, the interest rate shown is the discount rate paid at the time of purchase by the Fund.

 + Non-income producing security.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$175,946,860) (Note 1a)....................                        $197,198,217
Cash...............................................................................                                 952
Receivables:
  Securities sold..................................................................   $1,516,667
  Interest.........................................................................    1,001,791
  Dividends........................................................................       81,063
  Capital shares sold..............................................................          972              2,600,493
                                                                                       ---------
Prepaid expenses and other assets..................................................                               3,441
                                                                                                           ------------
Total assets.......................................................................                         199,803,103
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.............................................................    1,040,521
  Capital shares redeemed..........................................................      167,298
  Investment adviser (Note 2)......................................................       93,050              1,300,869
                                                                                       ---------
Accrued expenses and other liabilities.............................................                              18,387
                                                                                                           ------------
Total liabilities..................................................................                           1,319,256
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................................................                        $198,483,847
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized.......................                        $  1,300,841
Paid-in capital in excess of par...................................................                         170,522,202
Undistributed investment income--net...............................................                           3,430,336
Undistributed realized capital gains on investments--net...........................                           1,979,111
Unrealized appreciation on investments--net........................................                          21,251,357
                                                                                                           ------------
NET ASSETS--Equivalent to $15.26 per share based on 13,008,409 shares
  outstanding......................................................................                        $198,483,847
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned..................................................................             $ 3,391,912
Dividends.....................................................................................                 641,705
                                                                                                           -----------
Total income..................................................................................               4,033,617
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).............................................................  $549,874
Accounting services (Note 2)..................................................................    21,507
Custodian fees................................................................................    13,716
Professional fees.............................................................................    13,122
Transfer agent fees (Note 2)..................................................................     2,313
Directors' fees and expenses..................................................................     1,674
Pricing services..............................................................................       261
Other.........................................................................................       805
                                                                                                --------
Total expenses................................................................................                 603,272
                                                                                                           -----------
Investment income--net........................................................................               3,430,345
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net.............................................................               2,039,919
Change in unrealized appreciation on investments--net.........................................               9,276,304
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................................             $14,746,568
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE SIX              FOR THE
                                                                                   MONTHS ENDED            YEAR ENDED
                                                                                     JUNE 30,             DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                     1997                   1996
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..........................................................   $  3,430,345           $  7,339,770
Realized gain on investments--net...............................................      2,039,919             21,869,723
Change in unrealized appreciation/depreciation on investments--net..............      9,276,304             (9,430,963)
                                                                                   ------------           ------------
Net increase in net assets resulting from operations............................     14,746,568             19,778,530
                                                                                   ------------           ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net..........................................................     (3,604,297)            (7,882,096)
Realized gain on investments--net...............................................    (20,656,057)              (328,715)
                                                                                   ------------           ------------
Net decrease in net assets resulting from dividends
and distributions to shareholders...............................................    (24,260,354)            (8,210,811)
                                                                                   ------------           ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share transactions..............     (4,049,381)           (12,432,919)
                                                                                   ------------           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets....................................................    (13,563,167)              (865,200)
Beginning of period.............................................................    212,047,014            212,912,214
                                                                                   ------------           ------------
End of period*..................................................................   $198,483,847           $212,047,014
                                                                                   ============           ============
---------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net..........................................   $  3,430,336           $  3,604,288
                                                                                   ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       FOR THE SIX
STATEMENTS.                                              MONTHS ENDED          FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,    -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1997        1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  16.01    $  15.17     $  13.08     $  14.08     $  12.85
                                                           --------    --------     --------     --------      -------
Investment income--net................................          .26         .53          .59          .48          .32
Realized and unrealized gain (loss) on
  investments--net....................................          .82         .89         2.06        (1.06)        1.37
                                                           --------    --------     --------     --------      -------
Total from investment operations......................         1.08        1.42         2.65         (.58)        1.69
                                                           --------    --------     --------     --------      -------
Less dividends and distributions:
  Investment income--net..............................         (.27)       (.56)        (.56)        (.37)        (.34)
  Realized gain on investments--net...................        (1.56)       (.02)          --           --         (.12)
  In excess of realized gain on investments--net......           --          --           --         (.05)          --
                                                           --------    --------     --------     --------      -------
Total dividends and distributions.....................        (1.83)       (.58)        (.56)        (.42)        (.46)
                                                           --------    --------     --------     --------      -------
Net asset value, end of period........................     $  15.26    $  16.01     $  15.17     $  13.08     $  14.08
                                                           ========    ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................        7.72%+      9.73%       20.81%       (4.19%)      13.49%
                                                           ========    ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................         .60%*       .60%         .61%         .63%         .70%
                                                           ========    ========     ========     ========      =======
Investment income--net................................        3.43%*      3.39%        4.22%        3.95%        3.20%
                                                           ========    ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $198,484    $212,047     $212,912     $158,951     $115,420
                                                           ========    ========     ========     ========      =======
Portfolio turnover....................................       97.57%     236.50%       38.40%       35.36%       12.55%
                                                           ========    ========     ========     ========      =======
Average commission rate paid++........................     $  .0605    $  .0610           --           --           --
                                                           ========    ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+ Aggregate total investment return.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. American Balanced Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.55% of the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $138 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $150 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $167,576,337 and $192,077,059, respectively.

  Net realized and unrealized gains as of June 30, 1997 were as follows:

---------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
---------------------------------------------------------
Long-term investments...................  $2,039,904   $21,251,357
Short-term investments..................          15            --
                                          ----------   -----------
Total...................................  $2,039,919   $21,251,357
                                          ==========   ===========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $21,251,357, of which $21,817,281 related to appreciated securities and $565,924 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $175,946,860.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $4,049,381 and $12,432,919 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
For the Six Months Ended                                 Dollar
June 30, 1997                            Shares          Amount
---------------------------------------------------------
Shares sold..........................      32,449     $    473,227
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,723,036       24,260,354
                                       ----------     ------------
Total issued.........................   1,755,485       24,733,581
Shares redeemed......................  (1,989,938)     (28,782,962)
                                       ----------     ------------
Net decrease.........................    (234,453)    $ (4,049,381)
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                       Dollar
December 31, 1996                        Shares          Amount
---------------------------------------------------------
Shares sold..........................     578,134     $  8,724,352
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     554,530        8,210,811
                                       ----------     ------------
Total issued.........................   1,132,664       16,935,163
Shares redeemed......................  (1,921,234)     (29,368,082)
                                       ----------     ------------
Net decrease.........................    (788,570)    $(12,432,919)
                                       ==========     ============
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Basic Value Focus Fund's total investment return was +12.93%, based on a change in per share net asset value from $14.74 to $14.83, and assuming reinvestment of $0.667 per share income dividends and $0.943 per share capital gains.

  For the one-year period ended June 30, 1997, the Fund's annual total return was +22.76%. For the period since inception (July 1, 1993) through June 30, 1997, the Fund's average annual total return was +17.68%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the period's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors are uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

PORTFOLIO MATTERS

  Following the first 10% market correction in seven years, the US stock market staged an incredible recovery starting in April. This rally was fueled by expectations that a Federal budget deal in Washington would eventually lead to lower interest rates, strong first quarter earnings reports, and indications of a slowing economy with no signs of inflation. The economic environment and interest rate outlook continue to be cloudy, and as a result, we expect continued stock price volatility.

  Although the Fund underperformed the unmanaged Standard & Poor's 500 Index (S&P 500) for the six months ended June 30, 1997, it had little to do with the earnings performance of our companies, but rather investor preference for large-capitalization equities. During the six-month period ended June 30, 1997, only six of our holdings reported lower-than-expected earnings for the first quarter. In some cases, despite better-than-expected earnings for companies like Pharmaceutical Product Development, Inc. and Tandem Computers Inc., the stocks declined. We believe the disparity in performance had to do with the "indexing" phenomenon in which the best-performing stocks continued to be the biggest companies within the S&P 500. For example, the top 50 stocks in the S&P 500 contributed 70% of the overall gain in the Index. Although this has been a frustrating period for value-oriented investors, we remain committed to finding securities which meet our valuation parameters.

  Investment activity was extensive in the six-month period ended June 30, 1997 in response to increased market volatility. On the buy side, we added 14 new companies to the portfolio. These included AT&T Corp., Compuserve Corporation, Digital Equipment Corp., Dow Jones & Company, Inc., Dresser Industries, Inc., Eastman Chemical Company, Great Lakes Chemical Corporation, Harrah's Entertainment, Inc., Integrated Device Technology, Inc., Novell, Inc., Pharmacia & Upjohn, Inc., TIG Holdings, Inc., Toys 'R' Us, Inc. and Wells Fargo & Company.

  Taking a closer look at a few of these new investments, we purchased AT&T Corp. following the company's announcement that 1997 results would be far lower than analysts' expectations as a result of higher capital spending

--------------------------------------------------------------------------------

amidst increased competition. We think the worst is over for the company, and with the stock trading at a 4% yield and 12.7 times estimated 1997 earnings, we believe this stock discounts much of the bad news.

  Compuserve Corporation, a leading provider of on-line/internet, business network, and intranet access services, faced a difficult year as its main competitor, America Online, launched a fixed monthly price for its members. We expect several announcements from Compuserve over the next several months, including a new chief executive officer and either a possible sale of the company or a spinout of the company from its parent, H&R Block. Compuserve is currently trading at 1.4 times book value per share and one times sales per share, valuation parameters we view as quite attractive.

  Dresser Industries, Inc. stock, along with many other oil service companies, corrected nearly 15% since the beginning of the year. Dresser makes highly engineered products for the energy and natural resource industries, and despite the recent decline in its share price, earnings estimates continue to increase.

  We purchased Eastman Chemical Company, the largest producer of polyester resins for beverages and food containers, following the company's stock price decline resulting from oversupply concerns and pricing pressures throughout Eastman's highly profitable PET operations. With the stock trading at 13.8 times trough earnings per share estimated for 1997 and a 3.3% yield, we believed the shares offered outstanding appreciation potential over the next several years.

  Pharmacia & Upjohn, Inc. was formed in November 1995 through the merger of The Upjohn Company and the Swedish drug company, Pharmacia AB. The stock had come under pressure in response to negative currency trends and slow sales resulting from the company's relatively old product portfolio. Looking forward, we expect a new chief executive officer to be hired, a cost containment program to take effect, and new products such as Detrustiol, a urinary incontinence medicine, to help fuel a recovery for the stock.

  Toys 'R' Us, Inc. was purchased following a disappointing Christmas season. We expect 1997 to be a better year for the company as we expect a new video game product cycle to aid the company's profitability.

  Finally, we purchased Wells Fargo & Company following a first-quarter earnings report which highlighted disappointing loan growth. We expect revenue growth to accelerate throughout the remainder of the year.

  We completed sales in 21 companies during the six months ended June 30, 1997, with major gains recorded in Advanced Micro Devices, Inc., Allwaste Inc., Greater New York Corp., ITT Corp., Micron Technology, Inc., National Semiconductor Corp., PFF Bancorp, Inc., Reebok International Ltd., Storage Technology Corp., Student Loan Marketing Association., Texas Instruments, Inc. and Transitional Hospitals Corp. Evans Withycombe Residential, Inc., GTE Corp. and Marine Drilling Companies Inc. were sold at modest profits, while Beazer Homes USA, Inc., Micronics Computers, Inc. and Total Petroleum Ltd. were sold at modest losses. Hanson PLC and The Energy Group PLC were sold as it became apparent that the demerger plan, which Hanson announced a year ago, did little to create shareholder value. Finally, Hechinger Co. proved to be one of our biggest disappointments as the company continued to suffer from competition from The Home Depot, Inc.

IN CONCLUSION

  We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Kevin M. Rendino
Kevin M. Rendino
Vice President and Portfolio Manager
August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                    SHARES                                                            VALUE       PERCENT OF
INDUSTRY                             HELD                     STOCKS                  COST          (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
---------------------------------------------------------------------------------------------------------------------
METALS--NON FERROUS                   450,000      ASARCO Inc. ................   $  12,726,022   $  13,781,250        2.4%
OIL--DOMESTIC                         420,500      +American Exploration
                                                     Co. ......................       4,819,426       6,149,813        1.1
INFORMATION PROCESSING                500,000      +Apple Computer, Inc. ......      10,692,683       7,093,750        1.3
RETAIL                              1,554,600      +Charming Shoppes, Inc. ....       6,266,779       8,113,069        1.4
COMPUTER SERVICES                     500,000      +Compuserve Corporation.....       5,229,992       5,375,000        0.9
INFORMATION PROCESSING                250,000      +Digital Equipment Corp. ...       7,991,780       8,859,375        1.6
RETAIL                                300,000      Dillard's Inc. (Class A)....       9,320,727      10,387,500        1.8
TECHNOLOGY                            700,000      +Exabyte Corp. .............       8,830,638       8,968,750        1.6
SEMICONDUCTORS                        720,400      +Integrated Device
                                                     Technology, Inc. .........       8,006,160       7,564,200        1.3
RETAIL                                700,000      +Kmart Corporation..........       7,405,329       8,575,000        1.5
SOFTWARE                            1,000,000      +Mentor Graphics
                                                     Corporation...............       9,830,976       9,250,000        1.6
AIRLINES                              850,000      +Mesa Air Group, Inc. ......       7,040,323       4,568,750        0.8
SOFTWARE                              950,000      +Novell, Inc. ..............       7,228,409       6,560,938        1.2
METALS--NON FERROUS                   100,000      Phelps Dodge Corporation....       5,934,785       8,518,750        1.5
COMPUTER SERVICES                   1,050,000      Scitex Corp. Ltd.
                                                     (ADR) (a).................      12,672,323       9,121,875        1.6
BEVERAGE & ENTERTAINMENT              250,000      Seagram Company Ltd.
                                                     (The).....................       8,856,649      10,062,500        1.8
INSURANCE                             300,000      TIG Holdings, Inc. .........       8,582,748       9,375,000        1.6
INFORMATION PROCESSING                800,000      +Tandem Computers Inc. .....       9,163,093      16,200,000        2.8
RETAIL                                250,000      +Toys 'R' Us, Inc. .........       6,409,889       8,750,000        1.5
TELECOMMUNICATIONS                    450,000      +U S West Media Group,
                                                     Inc. .....................       7,815,940       9,112,500        1.6
STEEL                               1,057,000      +WHX Corp. .................      10,359,779       8,059,625        1.4
BANKING                                50,000      Wells Fargo & Company.......      12,746,277      13,475,000        2.4
OIL--INTERNATIONAL                    450,000      Yacimientos Petroliferos
                                                     Fiscales S.A. (ADR) (a)...       8,832,840      13,837,500        2.4
                                                                                   ------------    ------------     ------
                                                                                    196,763,567     211,760,145       37.1
---------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                    200,000      Black & Decker Corporation
                                                     (The).....................       6,281,320       7,437,500        1.3
TECHNOLOGY                          1,250,000      +Computervision Corp. ......      10,935,027       5,781,250        1.0
AUTOMOTIVE                            225,000      Ford Motor Co. .............       7,212,498       8,493,750        1.5
AUTOMOTIVE                            175,000      General Motors Corp. .......       8,284,788       9,745,312        1.7
CHEMICALS                             285,000      Great Lakes Chemical
                                                     Corporation...............      12,256,019      14,926,875        2.6
ENTERTAINMENT                         400,000      +Harrah's Entertainment,
                                                     Inc. .....................       7,441,910       7,300,000        1.3
BANKING                               800,000      Hibernia Corporation (Class
                                                     A)........................       9,447,866      11,150,000        2.0
INFORMATION PROCESSING                160,000      International Business
                                                     Machines Corp. ...........      10,402,968      14,430,000        2.5
RETAIL                                500,000      +Woolworth Corp. ...........       6,339,630      12,000,000        2.1
                                                                                   ------------    ------------     ------
                                                                                     78,602,026      91,264,687       16.0
---------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    225,000      AT&T Corp. .................       8,001,225       7,889,062        1.4
BANKING                               125,000      Bankers Trust New York
                                                     Corp. ....................       8,547,600      10,875,000        1.9
PHARMACEUTICALS                        80,000      Bristol-Myers Squibb Co. ...       3,296,133       6,480,000        1.1
PUBLISHING                            250,000      Dow Jones & Company,
                                                     Inc. .....................       9,220,689      10,046,875        1.8
OIL SERVICES                          300,000      Dresser Industries, Inc. ...       9,279,090      11,175,000        2.0
CHEMICALS                             100,000      Eastman Chemical Company....       5,568,500       6,350,000        1.1
PHOTOGRAPHY                            80,000      Eastman Kodak Co. ..........       5,954,867       6,140,000        1.1
MACHINERY                             400,000      ITT Industries Inc. ........       9,221,079      10,300,000        1.8
FOREST PRODUCTS & PAPER               225,000      International Paper Co. ....       8,818,832      10,926,562        1.9
FOREST PRODUCTS & PAPER               425,000      Louisiana-Pacific Corp. ....      10,193,822       8,978,125        1.6
CHEMICALS                             450,000      Millennium Chemicals
                                                     Inc. .....................       8,438,821      10,237,500        1.8
OIL--DOMESTIC                         535,300      Occidental Petroleum
                                                     Corp. ....................      11,471,641      13,415,956        2.4
PHARMACEUTICALS                       400,000      Pharmacia & Upjohn, Inc. ...      13,263,413      13,900,000        2.4
STEEL                                 350,000      USX-US Steel Group..........      10,061,180      12,271,875        2.1
                                                                                   ------------    ------------     ------
                                                                                    121,336,892     138,985,955       24.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                    SHARES                                                            VALUE       PERCENT OF
INDUSTRY                             HELD                     STOCKS                  COST          (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
---------------------------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE                    500,000      +Humana, Inc. ..............   $   9,539,413   $  11,562,500        2.0%
ORGANIZATIONS
MEDICAL SERVICES                      475,000      +Pharmaceutical Product
                                                     Development, Inc. ........       8,413,711      10,212,500        1.8
                                                                                   ------------    ------------     ------
                                                                                     17,953,124      21,775,000        3.8
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL STOCKS                     414,655,609     463,785,787       81.3
---------------------------------------------------------------------------------------------------------------------
                                     FACE
                                    AMOUNT            SHORT-TERM SECURITIES
   ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                $ 25,469,000      CIT Group Holdings, Inc.,
                                                     6.15% due 7/01/1997.......      25,464,649      25,464,649        4.5
                                   15,000,000      CSW Credit, Inc., 5.55% due
                                                     7/29/1997.................      14,932,937      14,932,937        2.6
                                   20,000,000      Eureka Securitization, Inc.,
                                                     5.54% due 7/30/1997.......      19,907,667      19,907,667        3.5
                                   10,000,000      Falcon Asset Securitization
                                                     Corp., 5.55% due
                                                     7/15/1997.................       9,976,875       9,976,875        1.8
                                   10,000,000      Lehman Brothers Holdings,
                                                     Inc., 5.67% due
                                                     7/11/1997.................       9,982,675       9,982,675        1.8
                                   11,000,000      Preferred Receivables
                                                     Funding Corp., 5.57% due
                                                     7/02/1997.................      10,996,596      10,996,596        1.9
                                                                                   ------------    ------------     ------
                                                                                     91,261,399      91,261,399       16.1
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                               Federal National Mortgage
OBLIGATIONS*                                         Association:
                                    7,000,000        5.41% due 7/10/1997.......       6,989,481       6,989,481        1.2
                                    7,000,000        5.42% due 7/10/1997.......       6,989,461       6,989,461        1.2
                                                                                   ------------    ------------     ------
                                                                                     13,978,942      13,978,942        2.4
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM
                                                     SECURITIES................     105,240,341     105,240,341       18.5
---------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS...........   $ 519,895,950     569,026,128       99.8
                                                                                   ============
                                                   OTHER ASSETS LESS
                                                   LIABILITIES.................                       1,037,579        0.2
                                                                                                   ------------     ------
                                                   NET ASSETS..................                   $ 570,063,707      100.0%
                                                                                                   ============     ======
---------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $519,895,950) (Note 1a)..........................                $ 569,026,128
Cash.......................................................................................                      269,129
Receivables:
  Capital shares sold......................................................................   $ 558,620
  Dividends................................................................................     551,805
  Securities sold..........................................................................     343,139        1,453,564
                                                                                               --------
Deferred organization expenses (Note 1e)...................................................                        1,440
Prepaid expenses and other assets..........................................................                        1,794
                                                                                                            ------------
Total assets...............................................................................                  570,752,055
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................     365,456
  Investment adviser (Note 2)..............................................................     285,423
  Capital shares redeemed..................................................................       1,689          652,568
                                                                                               --------
Accrued expenses and other liabilities.....................................................                       35,780
                                                                                                            ------------
Total liabilities..........................................................................                      688,348
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................                $ 570,063,707
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized...............................                $   3,843,539
Paid-in capital in excess of par...........................................................                  459,384,855
Undistributed investment income--net.......................................................                    3,099,824
Undistributed realized capital gains on investments--net...................................                   54,605,311
Unrealized appreciation on investments--net................................................                   49,130,178
                                                                                                            ------------
NET ASSETS--Equivalent to $14.83 per share based on 38,435,387 shares outstanding..........                $ 570,063,707
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $27,011 foreign withholding tax)........................................                  $  3,083,508
Interest and discount earned..............................................................                     1,679,269
                                                                                                             -----------
Total income..............................................................................                     4,762,777
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).........................................................   $ 1,549,611
Accounting services (Note 2)..............................................................        57,013
Custodian fees............................................................................        24,717
Professional fees.........................................................................        21,839
Directors' fees and expenses..............................................................         4,552
Transfer agent fees (Note 2)..............................................................         2,256
Registration fees (Note 1e)...............................................................         1,162
Amortization of organization expenses (Note 1e)...........................................           325
Pricing services..........................................................................           161
Other.....................................................................................         1,290
                                                                                              ----------
Expenses..................................................................................                     1,662,926
                                                                                                             -----------
Investment income--net....................................................................                     3,099,851
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net.........................................................                    55,840,747
Change in unrealized appreciation on investments--net.....................................                     6,226,035
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                  $ 65,166,633
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE SIX       FOR THE
                                                                                        MONTHS ENDED     YEAR ENDED
                                                                                          JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                          1997            1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $ 3,099,851     $ 5,533,281
Realized gain on investments--net....................................................    55,840,747      56,406,548
Change in unrealized appreciation on investments--net................................     6,226,035      13,550,612
                                                                                        ------------    ------------
Net increase in net assets resulting from operations.................................    65,166,633      75,490,441
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net...............................................................    (3,224,649)     (4,571,085)
Realized gain on investments--net....................................................   (54,136,801)    (16,947,347)
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders.......................................................................   (57,361,450)    (21,518,432)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...................    37,328,360     164,495,262
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.........................................................    45,133,543     218,467,271
Beginning of period..................................................................   524,930,164     306,462,893
                                                                                        ------------    ------------
End of period*.......................................................................   $570,063,707    $524,930,164
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net...............................................   $ 3,099,824     $ 3,224,622
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   FOR THE SIX                   FOR THE YEAR ENDED                  FOR THE PERIOD
FINANCIAL STATEMENTS.                           MONTHS ENDED                     DECEMBER 31,                    JULY 1, 1993+ TO
                                                  JUNE 30,     ------------------------------------------------    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:             1997           1996              1995              1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $  14.74       $    13.10        $    11.10        $    10.95      $  10.00
                                                  --------         --------          --------          --------       -------
Investment income--net.......................          .08              .17               .18               .17           .04
Realized and unrealized gain on
  investments--net...........................         1.62             2.37              2.49               .08           .91
                                                  --------         --------          --------          --------       -------
Total from investment operations.............         1.70             2.54              2.67               .25           .95
                                                  --------         --------          --------          --------       -------
Less dividends and distributions:
  Investment income--net.....................         (.09)            (.18)             (.19)             (.10)           --
  Realized gain on investments--net..........        (1.52)            (.72)             (.48)               --            --
                                                  --------         --------          --------          --------       -------
Total dividends and distributions............        (1.61)            (.90)             (.67)             (.10)           --
                                                  --------         --------          --------          --------       -------
Net asset value, end of period...............     $  14.83       $    14.74        $    13.10        $    11.10      $  10.95
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........       12.93%++         20.69%            25.49%             2.36%         9.50%++
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................         .64%*            .66%              .66%              .72%          .86%*
                                                  ========         ========          ========          ========       =======
Investment income--net.......................        1.20%*           1.37%             1.68%             2.08%         1.69%*
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....     $570,064       $  524,930        $  306,463        $  164,307      $ 47,207
                                                  ========         ========          ========          ========       =======
Portfolio turnover...........................       52.77%           68.41%            74.10%            60.55%        30.86%
                                                  ========         ========          ========          ========       =======
Average commission rate paid++++.............     $  .0545       $    .0549                --                --            --
                                                  ========         ========          ========          ========       =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+ Commencement of Operations.
++ Aggregate total investment return.
++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Basic Value Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

  (f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary

--------------------------------------------------------------------------------

personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $4,032 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $241,224,022 and $272,208,259, respectively.

  Net realized and unrealized gains as of June 30, 1997 were as follows:

---------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
---------------------------------------------------------
Long-term investments..................  $55,840,722   $49,130,178
Short-term investments.................           25            --
                                         -----------   -----------
Total..................................  $55,840,747   $49,130,178
                                         ===========   ===========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $49,130,178, of which $69,365,241 related to appreciated securities and $20,235,063 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $519,895,950.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $37,328,360 and $164,495,262 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
For the Six Months Ended                                 Dollar
June 30, 1997                            Shares          Amount
---------------------------------------------------------
Shares sold..........................   4,715,198     $ 64,658,716
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,361,868       57,361,450
                                       ----------     ------------
Total issued.........................   9,077,066      122,020,166
Shares redeemed......................  (6,264,109)     (84,691,806)
                                       ----------     ------------
Net increase.........................   2,812,957     $ 37,328,360
                                       ==========     ============
---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                       Dollar
December 31, 1996                        Shares          Amount
---------------------------------------------------------
Shares sold..........................  11,000,199     $149,832,843
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,724,353       21,518,432
                                       ----------     ------------
Total issued.........................  12,724,552      171,351,275
Shares redeemed......................    (493,551)      (6,856,013)
                                       ----------     ------------
Net increase.........................  12,231,001     $164,495,262
                                       ==========     ============
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Developing Capital Markets Focus Fund's total investment return was +17.29%, based on a change in per share net asset value from $10.05 to $11.57, and assuming reinvestment of $0.186 per share income dividends.

  For the one-year period ended June 30, 1997, the Fund's annual total return was +16.14%. For the period since inception (May 2, 1994) through June 30, 1997, the Fund's average annual total return was +6.50%. (Total returns do not include the effect of insurance-related fees and expenses.)

PORTFOLIO MATTERS

  During the six-month period ended June 30, 1997, the total return for Merrill Lynch Developing Capital Markets Focus Fund was +17.29%. The unmanaged Morgan Stanley Capital International Emerging Markets Free Ex-Taiwan Index rose 16.86% during the same period. Beneficial to performance were the Fund's overweighted positions in Hungary and Russia whose markets performed well, with total returns of +56.43% and +117.75%, respectively. The Fund's underweighted positions in the Philippines and Thailand, whose markets fell 11.68% and 35.70%, respectively, also limited any negative effects of the Fund's performance during the same period.

  During the six-month period ended June 30, 1997, performance was strong in most of the markets we invest in, with the exception of the Philippines, Malaysia, Poland, the Czech Republic and Thailand.

  Within the Middle East region, the Israeli market rose 25.94% despite investor concerns about the scandals surrounding Prime Minister Netanyahu and the violent outbreaks at the beginning of April. As local investors began to focus on favorable developments such as the narrowing of the budget deficit, the strong performance in the industrial sector and the ongoing privatizations in the financial sector, trading volumes and share prices picked up. One of our largest holdings is Bank Hapoalim, Ltd., the largest bank in Israel. With the majority of its shares still held by the government, its potential privatization is likely to enable cost reductions and rationalization which would enhance its profitability. The bank has assets of US$48 billion and indirectly controls 8% of Israel's gross domestic product through its investments, which include Clal Industries Ltd. and Koor Industries Ltd., Israel's largest industrial conglomerates.

  All of the Latin American markets performed well, having benefited from the improving economic fundamentals, especially in Argentina and Mexico, declining interest rates in Mexico and Chile, increased fund flows and reasonable stock valuations. In addition to the positive domestic economic developments in Mexico, the performance of stocks there had tended to follow changing investor expectations for US interest rates and the periods of volatility which ensue. During the six-month period, these two factors combined to drive a 30.71% rise in the market. We added to our investment in Grupo Televisa, S.A. de C.V., the media conglomerate in Mexico, based on our expectation that the company's revenues from advertising would flourish as the economy recovered.

  In Brazil, the main impetus to the market's 54.11% rise was the quickening pace of reforms, long awaited in this country. Among these were the privatization of the mining conglomerate Companhia de Vale do Rio Doce S.A.
(CVRD) and the partial sale of the integrated electric power company for the state of Minas Gerais, Companhia Energetica de Minas Gerais S.A. (CEMIG). In addition, new oil and gas legislation has been submitted to the Brazilian congress which should benefit the petroleum company, Petroleo Brasilerio S.A.--Petrobras, one of the Fund's largest holdings with a weighting of 2.8% of total net assets at June 30, 1997.

  We have maintained a large position in the Indian stock market since the start of the year, a position that has contributed substantially to performance. During the six-month period, this market's return of +37.58% topped that of the major Asian markets. Behind this performance were the prospect of improving industrial production, declining interest rates as inflation has been well-contained, high dividend yields and low stock valuations, and ebbing concerns regarding political change.

  In Thailand, the market's decline accelerated during the six months under review, dropping 35.70% over the six-month period ended June 30, 1997 and 11.42% in June alone. Behind this decline were heightened speculative pressure on the currency, the baht, the possibility of further political turmoil, and investor concerns about the long-term prospects of Thai companies. We maintain a small position in the Thai

--------------------------------------------------------------------------------

stock market, 1.4% of net assets at June 30, 1997.

  Among the emerging European stock markets, the Hungarian and Russian markets showed the highest gains during the period. The Hungarian stock market, in which we have maintained a substantial investment (4.4% of net assets at June 30, 1997), rose 56.43% during the period. The economic outlook is improving in Hungary, and we added to the Fund's investments in MATAV Ltd. and OTP Bank to seek to enhance the Fund's participation in this turnaround. MATAV is the national telecommunications operator, and OTP is a leading commercial bank.

  The Russian market rose 117.75% as foreign investors became increasingly comfortable with the country's leadership and considered the likelihood of its addressing the widespread problem of non-payment throughout the Russian economic system. Rostelecom--RDC, the dominant provider of domestic and international long distance telephone service in Russia, is one of the Fund's main investments in this country.

IN CONCLUSION

  We thank you for your investment in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President
/s/ Grace Pineda
Grace Pineda
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                        SHARES                                                       VALUE      PERCENT OF
AFRICA           INDUSTRY                HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BEVERAGE &               159,500     Rembrandt Group Limited.....  $ 1,684,888   $ 1,702,647        1.2%
                 TOBACCO                   26,741     South African Breweries
                                                        Ltd. .....................      691,795       821,280        0.6
                                           11,888     South African Breweries
                                                        Ltd. (ADR) (a)............      396,515       364,367        0.2
                                            2,800     South African Breweries Ltd.
                                                        (ADR) (a)(f)..............       71,204        85,820        0.1
                                                                                    ------------  ------------     -----
                                                                                      2,844,402     2,974,114        2.1
                 -----------------------------------------------------------------------------------------------------
                 COAL                      70,600     Ingwe Coal Corporation
                                                        Ltd. .....................      510,335       451,566        0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              263,070     Rembrandt Controlling
                 COMPANIES                              Investments Ltd. .........    1,804,958     1,740,648        1.2
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         6,200     Anglo American Corp. of
                                                        South Africa, Ltd. (ADR)
                                                        (a).......................      389,005       372,775        0.3
                                          239,400     First National Bank Holdings
                                                        Ltd. .....................    1,399,147     2,059,241        1.4
                                           40,527     Nedcor Ltd. (Ordinary)......      493,826       898,316        0.6
                                                                                    ------------  ------------     -----
                                                                                      2,281,978     3,330,332        2.3
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 65,500     Gencor Limited..............      287,135       301,930        0.2
                                          231,300     Gencor Limited (ADR) (a)....      983,766     1,026,394        0.7
                                                                                    ------------  ------------     -----
                                                                                      1,270,901     1,328,324        0.9
                 -----------------------------------------------------------------------------------------------------
                 MERCHANDISING            448,800     Pick'n Pay Stores Limited...      511,498       673,101        0.5
                                           15,593     Pick'n Pay Stores
                                                        Limited 'N'...............       21,701        21,667        0.0
                                                                                    ------------  ------------     -----
                                                                                        533,199       694,768        0.5
                 -----------------------------------------------------------------------------------------------------
                 MINING                    60,000     Beatrix Mines Ltd. .........      517,129       271,945        0.2
                                           23,300     De Beers Centenary AG.......      619,984       860,774        0.6
                                            8,000     De Beers Consolidated Mines
                                                        Ltd.(ADR) (a).............      282,000       295,000        0.2
                                            5,290     Gold Fields of South Africa
                                                        Ltd. .....................      135,224       124,841        0.1
                                                                                    ------------  ------------     -----
                                                                                      1,554,337     1,552,560        1.1
                 -----------------------------------------------------------------------------------------------------
                 NEWSPAPER/                85,400     Nasionale Pers Beperk 'N'...      839,684       984,153        0.7
                 PUBLISHING
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      SOUTH AFRICA                   11,639,794    13,056,465        9.1
---------------------------------------------------------------------------------------------------------------------
ZIMBABWE         BEVERAGE & TOBACCO     1,152,080     Delta Corporation Ltd. .....    1,038,644     1,769,320        1.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      ZIMBABWE                        1,038,644     1,769,320        1.2
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN AFRICA   12,678,438..   14,825,785       10.3
---------------------------------------------------------------------------------------------------------------------

EUROPE
---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC   TELECOMMUNICATIONS         8,117     +SPT Telecom A.S. ..........  813,327....       852,205        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      CZECH REPUBLIC                    813,327       852,205        0.6
---------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER          14,018     Compagnie Generale des Eaux
                                                        S.A. (Warrants) (c).......            0         8,399        0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN FRANCE             0         8,399        0.0
---------------------------------------------------------------------------------------------------------------------
GREECE           BANKING                   18,923     Ergo Bank S.A. (Ordinary)...      686,353     1,137,200        0.8
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGE                  16,984     Hellenic Bottling Co.
                                                        S.A. .....................      453,611       628,178        0.4
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

EUROPE                                  SHARES                                                       VALUE      PERCENT OF
(CONTINUED)      INDUSTRY                HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
GREECE           TELECOMMUNICATIONS        38,840     Hellenic Telecommunication
(CONCLUDED)                                             Organization S.A. ........  $   806,651   $   912,434        0.6%
                                           38,840     Hellenic Telecommunication
                                                        Organization S.A. (Rights)
                                                        (d).......................            0         4,527        0.0
                                                                                    -----------   -----------   -----------
                                                                                        806,651       916,961        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN GREECE     1,946,615     2,682,339        1.8
---------------------------------------------------------------------------------------------------------------------
HUNGARY          BANKING                   78,860     OTP Bank (GDR) (b)..........    1,774,865     2,089,790        1.5
                 -----------------------------------------------------------------------------------------------------
                 HEALTH/PERSONAL           22,360     Gedeon Richter Ltd. (GDR)
                 CARE                                   (b).......................      555,970     2,057,120        1.4
                                            1,000     Gedeon Richter Ltd. (GDR)
                                                        (b)(f)....................       40,875        92,000        0.1
                                                                                    -----------   -----------   -----------
                                                                                        596,845     2,149,120        1.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         5,639     +Magyar TarKozlesi
                                                        Reszvenytarsasag, Ltd.
                                                        (MATAV) (Ordinary) (f)....    1,779,623     2,048,683        1.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN HUNGARY    4,151,333     6,287,593        4.4
---------------------------------------------------------------------------------------------------------------------
ITALY            AUTOMOBILES              378,757     Fiat S.p.A. ................    1,156,122     1,363,445        0.9
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN ITALY      1,156,122     1,363,445        0.9
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ELECTRONICS               11,250     Philips Electronics N.V.....      457,905       806,522        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      NETHERLANDS                       457,905       806,522        0.6
---------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOTIVE                31,477     T.C. Debica S.A. ...........      715,104       646,788        0.4
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  104,975     Wielkopolsky Bank Kredytowy
                                                        S.A. .....................      694,747       600,770        0.4
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL &              23,100     Elektrim Towarzystow
                 ELECTRONICS                            Handlowe S.A. ............      190,302       201,114        0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY            11,090     NIF 3 Trinity...............       32,267        32,409        0.0
                                           31,390     +NIF Piast S.A. ............      126,860        88,867        0.1
                                           13,770     +NIF Progress...............       56,169        43,175        0.0
                                            2,280     +Polish National Investment
                                                        Fund......................      113,845        97,169        0.1
                                                                                    -----------   -----------   -----------
                                                                                        329,141       261,620        0.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN POLAND     1,929,294     1,710,292        1.1
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         BUILDING PRODUCTS        139,965     Cimpor-Cimentos de Portugal
                                                        S.A. .....................    3,068,132     3,263,437        2.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        32,570     Portugal Telecom S.A. ......    1,085,998     1,314,426        0.9
                                           20,840     Portugal Telecom S.A. (ADR)
                                                        (a).......................      683,759       836,205        0.6
                                                                                    -----------   -----------   -----------
                                                                                      1,769,757     2,150,631        1.5
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                        PORTUGAL                      4,837,889     5,414,068        3.8
---------------------------------------------------------------------------------------------------------------------
RUSSIA           ELECTRICAL          1,625,380...     Unified Energy Systems......      523,267       586,437        0.4
                 COMPONENTS &
                 DISTRIBUTION
                 -----------------------------------------------------------------------------------------------------
                 ENERGY SOURCES            49,936     A.O. Mosenergo (ADR) (a)....    1,472,949     2,072,344        1.4
                                          275,000     +Irkutskenergo (GDR) (b)....       34,733        93,225        0.1
                                                                                    -----------   -----------   -----------
                                                                                      1,507,682     2,165,569        1.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

EUROPE                                  SHARES                                                       VALUE      PERCENT OF
(CONCLUDED)      INDUSTRY                HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
RUSSIA           NATURAL GAS               13,480     RAO Gazprom (ADR) (a)(f)....  $   212,310   $   231,856        0.2%
(CONCLUDED)
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             22,000     Lukoil Oil Company (ADR)
                                                        (a).......................    1,051,800     1,716,000        1.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       333,000     +Rostelecom (Ordinary)......    1,302,050     1,292,040        0.9
                                           27,500     +Rostelecom (Preferred).....       77,825        67,513        0.0
                                           30,000     +Rostelecom RDC (f).........      112,500       115,500        0.1
                                                                                    -----------   -----------   -----------
                                                                                      1,492,375     1,475,053        1.0
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       38,800     +Bashkirenergo..............       21,047        18,857        0.0
                 & GAS
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN RUSSIA     4,808,481     6,193,772        4.3
---------------------------------------------------------------------------------------------------------------------
TURKEY           BANKING                6,246,300     Akbank T.A.S. ..............      450,545       536,660        0.4
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS      4,060,005     Akcansa Cimento A.S.........      586,310       560,850        0.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN TURKEY     1,036,855     1,097,510        0.8
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN EUROPE    21,137,821    26,416,145       18.3
---------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
---------------------------------------------------------------------------------------------------------------------
ARGENTINA        OIL & GAS PRODUCERS       45,267     Yacimientos Petroliferos
                                                        Fiscales S.A. (YPF) (ADR)
                                                        (a).......................    1,216,712     1,391,960        0.9
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED            175,072     Companhia Naviera Perez
                                                        Companc S.A.C.F.I.M.F.A.
                                                        (Class B).................      822,001     1,404,302        1.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        38,200     +Nortel Inversora S.A.
                                                        (ADR)(a) .................    1,102,879     1,036,175        0.7
                                           15,809     Telecom Argentina Stet-
                                                        France Telecom S.A. (ADR)
                                                        (a).......................      780,895       829,973        0.6
                                                                                    -----------   -----------   -----------
                                                                                      1,883,774     1,866,148        1.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                        ARGENTINA                     3,922,487     4,662,410        3.2
---------------------------------------------------------------------------------------------------------------------
BRAZIL           BANKING              103,086,523     Banco Bradesco S.A.
                                                        (Preferred)...............      696,489     1,039,005        0.7
                                          986,000     Banco Itau S.A.
                                                        (Preferred)...............      522,011       556,886        0.4
                                                                                    -----------   -----------   -----------
                                                                                      1,218,500     1,595,891        1.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGE                   4,800     Companhia Cervejaria
                                                        Brahma S.A. PN
                                                        (ADR) (a).................       70,224        73,500        0.1
                                        4,182,525     Companhia Cervejaria Brahma
                                                        S.A. PN (Preferred).......    2,249,358     3,185,946        2.2
                                                                                    -----------   -----------   -----------
                                                                                      2,319,582     3,259,446        2.3
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED         14,644,000     Petroleo Brasileiro
                                                        S.A.--Petrobras
                                                        (Preferred)...............    2,622,181     4,067,535        2.8
                 -----------------------------------------------------------------------------------------------------
                 STEEL                  2,773,000     Companhia Siderurgica
                                                        Nacional S.A. ............       84,704        91,446        0.1
                                          118,740     Usinas Siderurgicas de Minas
                                                        Gerais--Usiminas S.A.
                                                        (Preferred)...............    1,224,217     1,322,520        0.9
                                                                                    -----------   -----------   -----------
                                                                                      1,308,921     1,413,966        1.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        43,018     Telecomunicacoes Brasileiras
                                                        S.A.--Telebras PN (ADR)
                                                        (a).......................    3,127,989     6,527,982        4.5
                                       13,972,227     Telecomunicacoes Brasileiras
                                                        S.A.--Telebras PN
                                                        (Preferred)...............      737,840     2,119,521        1.5
                                                                                    -----------   -----------   -----------
                                                                                      3,865,829     8,647,503        6.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

 LATIN AMERICA                          SHARES                                                       VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY           HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
BRAZIL           UTILITIES--ELECTRICAL    1,244,000   Centrais Eletricas
(CONCLUDED)      & GAS                                  Brasileiras
                                                        S.A.--Eletrobras..........  $   446,987   $   695,669        0.5%
                                          235,000     Centrais Eletricas
                                                        Brasileiras
                                                        S.A.--Eletrobras 'B'
                                                        (Preferred)...............       90,290       140,367        0.1
                                                                                    -----------   -----------   -----------
                                                                                        537,277       836,036        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN BRAZIL    11,872,290    19,820,377       13.8
---------------------------------------------------------------------------------------------------------------------
CHILE            AUTOMOBILES               34,106     Chilgener Inc. (ADR)(a).....      991,654       954,968        0.6
                 -----------------------------------------------------------------------------------------------------
                 HOLDING COMPANY           39,000     +Quinenco S.A. (ADR)(a).....      736,523       721,500        0.5
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 46,978     CIA Telecomunicaciones de
                                                        Chile S.A. (ADR)(a).......    1,364,666     1,550,274        1.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN CHILE      3,092,843     3,226,742        2.2
---------------------------------------------------------------------------------------------------------------------
MEXICO           BANKING                  355,000     +Grupo Financiero
                                                        Banamex--Accival, S.A.
                                                        de C.V. (BANACCI) (Class
                                                        B)........................      660,134       911,517        0.7
                                           10,650     +Grupo Financiero
                                                        Banamex--Accival, S.A.
                                                        de C.V. (BANACCI)
                                                        (Class L).................       18,179        24,933        0.0
                                                                                    -----------   -----------   -----------
                                                                                        678,313       936,450        0.7
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          31,800     +Grupo Televisa, S.A. de
                                                        C.V. (GDR)(b).............      920,075       965,925        0.7
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &               126,000     Apasco, S.A. de C.V. .......      458,715       900,793        0.6
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS       154,000     Cementos Mexicanos, S.A. de
                                                        C.V.......................      665,660       752,070        0.5
                 -----------------------------------------------------------------------------------------------------
                 HEALTH/PERSONAL          502,100     Kimberly-Clark de Mexico,
                 CARE                                   S.A. de C.V...............    1,398,339     2,003,344        1.4
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                  232,905     Grupo Carso, S.A. de C.V.
                                                        'A1'......................    1,108,152     1,621,101        1.1
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                   121,843     Cifra, S.A. de C.V. 'A'.....      154,789       225,130        0.2
                                          996,200     Cifra, S.A. de C.V. 'C'.....    1,403,647     1,592,415        1.1
                                                                                    -----------   -----------   -----------
                                                                                      1,558,436     1,817,545        1.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        72,633     Telefonos de Mexico, S.A.
                                                        de C.V. (ADR) (a).........    2,701,257     3,468,226        2.4
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN MEXICO     9,488,947    12,465,454        8.7
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      LATIN AMERICA                  28,376,567    40,174,983       27.9
---------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
---------------------------------------------------------------------------------------------------------------------
EGYPT            BANKING                   29,620     Commercial International
                                                        Bank (Egypt) S.A.E........      350,674       619,862        0.4
                 -----------------------------------------------------------------------------------------------------
                 CEMENT                    46,065     Torah Portland Cement Co....    1,175,643     1,166,031        0.8
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN EGYPT      1,526,317     1,785,893        1.2
---------------------------------------------------------------------------------------------------------------------
ISRAEL           BANKING                  631,829     Bank Hapoalim Ltd. .........    1,431,067     1,314,224        0.9
                                          788,600     Bank Leumi Israel...........    1,109,333     1,195,148        0.9
                                                                                    -----------   -----------   -----------
                                                                                      2,540,400     2,509,372        1.8
                 -----------------------------------------------------------------------------------------------------
                 FOOD CHAINS              189,100     Supersol Ltd. ..............      509,906       606,302        0.4
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

MIDDLE EAST                             SHARES                                                       VALUE      PERCENT OF
(CONCLUDED)      INDUSTRY                HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ISRAEL           MERCHANDISING             15,004     +Blue Square Chain Stores
(CONCLUDED)                                             Properties & Investments
                                                        Ltd.......................  $   108,081   $   145,989        0.1%
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN ISRAEL     3,158,387     3,261,663        2.3
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      MIDDLE EAST                     4,684,704     5,047,556        3.5
---------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        MERCHANDISING             28,840     Amway Asia Pacific Ltd.(GDR)
                                                        (b).......................    1,113,181     1,258,145        0.9
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      AUSTRALIA                       1,113,181     1,258,145        0.9
---------------------------------------------------------------------------------------------------------------------
CHINA            CHEMICALS                 60,500     +Beijing Yanhua
                                                        Petrochemical (ADR) (a)...      695,629       695,750        0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       911,000     Eastern Communications Co.,
                                                        Ltd. (Class B)............      904,054     1,344,636        0.9
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      CHINA                           1,599,683     2,040,386        1.4
---------------------------------------------------------------------------------------------------------------------
HONG KONG        CELLULAR TELEPHONES      251,000     +Smartone
                                                        Telecommunications........      573,475       570,248        0.4
                 -----------------------------------------------------------------------------------------------------
                 FOOD                   3,097,000     C.P. Pokphand Co. Ltd.
                                                        (Ordinary)................    1,194,703       959,467        0.7
                                        5,432,500     Tingyi (Cayman Islands)
                                                        Holdings Co...............    1,295,759     1,353,427        0.9
                                                                                    ------------  ------------     -----
                                                                                      2,490,462     2,312,894        1.6
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL             3,352,000     Sinocan Holdings Ltd........    1,178,227     1,655,058        1.1
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE              521,000     China Overseas Land &
                                                        Investment................      262,259       420,335        0.3
                                          293,000     Hang Lung Development
                                                        Company...................      619,292       537,073        0.4
                                          402,500     Henderson China Holding
                                                        Ltd.......................      722,233       678,038        0.5
                                                                                    ------------  ------------     -----
                                                                                      1,603,784     1,635,446        1.2
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      HONG KONG                       5,845,948     6,173,646        4.3
---------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILE                 7,000     Bajaj Auto Ltd. (GDR)(b)....      241,500       240,450        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING & FINANCIAL       68,000     State Bank of India Ltd.
                                                        (GDR) (b)(f)..............    1,356,815     1,802,000        1.2
                 -----------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS        16,800     Larsen & Toubro Ltd. (GDR)
                                                        (b).......................      264,587       289,800        0.2
                 -----------------------------------------------------------------------------------------------------
                 ENERGY SOURCES            96,747     +Bombay Suburban Electric
                                                        Supply Co. Ltd. (GDR)
                                                        (b).......................    1,936,026     2,563,795        1.8
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES       116,200     +Industrial Credit &
                                                        Investment Corporation of
                                                        India Ltd. (GDR) (b)......    1,141,976     1,670,375        1.1
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                   41,022     EIH Ltd. (GDR) (b)(f).......      514,547       676,863        0.5
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        24,600     Videsh Sanchar Nigam Ltd.
                                                        (GDR)(b)..................      422,775       510,450        .04
                                           16,000     +Videsh Sanchar Nigam Ltd.
                                                        (GDR)(b)(f)...............      264,000       332,000        0.2
                                                                                    ------------  ------------     -----
                                                                                        686,775       842,450        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      INDIA                           6,142,226     8,085,733        5.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                            SHARES HELD/                                                  VALUE      PERCENT OF
(CONTINUED)      INDUSTRY              FACE AMOUNT            INVESTMENTS             COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INDONESIA        BROADCASTING &        US$   750,000  P.T. Surya Citra Television,
                 PUBLISHING                             4% due 7/01/1997
                                                        (Convertible)............. $   785,697   $   897,225        0.6%
                                      US$     15,000  P.T. Surya Citra Television,
                                                        4% due 7/01/1997
                                                        (Convertible) (f).........      15,000        17,944        0.0
                                                                                   -----------   -----------   -----------
                                                                                       800,697       915,169        0.6
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS &           658,350  P.T. Indah Kiat Pulp & Paper
                 PAPER                                  Corp. 'Foreign'...........     386,538       386,069        0.3
                                              55,440  P.T. Indah Kiat Pulp & Paper
                                                        Corp. (Warrants) (c)......           0        19,240        0.0
                                                                                   -----------   -----------   -----------
                                                                                       386,538       405,309        0.3
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   547,000  P.T. Asuransi Lippo Life
                                                        (Foreign).................     671,160       647,171        0.5
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY              328,500  P.T. Astra International
                                                        (Foreign).................   1,031,069     1,351,852        0.9
                                             742,500  P.T. Bimantara Citra........   1,006,405     1,298,611        0.9
                                                                                   -----------   -----------   -----------
                                                                                     2,037,474     2,650,463        1.8
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                 942,500  P.T. Ciputra Development....     815,030       940,561        0.7
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           44,600  P.T. Indonesian Satellite
                                                        Corp. (ADR) (a)...........   1,310,148     1,335,212        0.9
                                             483,000  P.T. Telekomunikasi
                                                        Indonesia.................     748,118       790,093        0.6
                                              45,466  P.T. Telekomunikasi
                                                        Indonesia (ADR) (a).......   1,341,382     1,477,645        1.0
                                                                                   -----------   -----------   -----------
                                                                                     3,399,648     3,602,950        2.5
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      INDONESIA                      8,110,547     9,161,623        6.4
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         AIRLINES                    107,000  Malaysian Airline System
                                                        BHD.......................     293,668       267,108        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                     505,800  Commerce Asset Holdings
                                                        BHD.......................   1,510,141     1,332,793        0.9
                                              19,250  Commerce Asset Holdings BHD
                                                        (Warrants) (c)............           0         2,975        0.0
                                             137,000  Malayan Banking BHD.........   1,388,587     1,438,562        1.0
                                                                                   -----------   -----------   -----------
                                                                                     2,898,728     2,774,330        1.9
                 -----------------------------------------------------------------------------------------------------
                 BROADCASTING &              329,000  New Straits Times Press
                 PUBLISHING                             BHD.......................   1,843,125     1,929,389        1.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS           90,000  Hume Industries (Malaysia)
                                                        BHD (Class A).............     491,775       413,678        0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                    80,000  Nylex (Malaysia) BHD........     205,108       136,308        0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &               20,750  Ekran BHD (Rights) (e)......           0         1,644        0.0
                 HOUSING
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER PRODUCTS &             500  Amway (Malaysia) Holdings
                 SERVICES                               BHD.......................       3,174         2,972        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 354,000  Hicom Holdings BHD..........     834,382       670,492        0.5
                 HOLDINGS                     48,300  OYL Industries BHD..........     507,940       306,217        0.2
                                              82,000  United Engineers BHD........     749,717       591,354        0.4
                                                                                   -----------   -----------   -----------
                                                                                     2,092,039     1,568,063        1.1
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &               146,000  Malaysian Resources Corp.
                 CONSTRUCTION                           BHD.......................     520,160       402,068        0.3
                 -----------------------------------------------------------------------------------------------------
                 FOOD                         84,000  Nestle (Malaysia) BHD.......     650,872       629,076        0.4
                 -----------------------------------------------------------------------------------------------------
                 METAL                       411,000  Magnum Corporation BHD......     759,016       618,853        0.4
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY              771,000  Renong BHD..................   1,221,142     1,008,163        0.7
                                             492,800  Sungei Way Holdings BHD.....   1,044,153       929,480        0.6
                                                                                   -----------   -----------   -----------
                                                                                     2,265,295     1,937,643        1.3
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                            SHARES HELD/                                                  VALUE      PERCENT OF
(CONTINUED)      INDUSTRY              FACE AMOUNT            INVESTMENTS             COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         NATURAL GAS                 121,000  Petronas Gas BHD............ $   499,346   $   441,098        0.3%
(CONCLUDED)
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED               211,700  Petronas Dagangan BHD.......     550,067       503,309        0.4
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                      40,000  Rothmans of Pall Mall
                                                        (Malaysia) BHD............     419,742       393,074        0.3
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      MALAYSIA                      13,492,115    12,018,613        8.3
---------------------------------------------------------------------------------------------------------------------
PAKISTAN         CHEMICALS--FERTILIZERS          15,000 Fauji Fertilizer Co.
                                                        Ltd. .....................      31,246        29,503        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS          280,000  Pakistan Telecommunications
                                                        Corp......................     258,800       213,016        0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      PAKISTAN                         290,046       242,519        0.1
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES      INTERNATIONAL TRADE         212,500  +International Container
                                                        Terminal Services, Inc....      93,481       108,871        0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      PHILIPPINES                       93,481       108,871        0.1
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      AUTOMOTIVE                    8,678  +Dong Ah Tire Industries....     691,547       516,174        0.4
                 -----------------------------------------------------------------------------------------------------
                 BANKING                     200,330  Cho Hung Bank Co. Ltd. .....   1,656,018     1,360,706        0.9
                 -----------------------------------------------------------------------------------------------------
                 BANKING & FINANCIAL          27,753  +Kookmin Bank
                                                        (GDR) (b)(f)..............     459,931       603,628        0.4
                 -----------------------------------------------------------------------------------------------------
                 CHEMICAL                     55,000  L.G. Chemical
                                                        Limited...................     777,667       763,544        0.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC                      740  Samsung Display.............      42,614        40,814        0.0
                 COMPONENT
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS              130  SK Telecom Co. Ltd..........      65,985        95,887        0.1
                                              67,575  SK Telecom Co. Ltd.
                                                        (ADR) (a)(f)..............   1,048,786       679,973        0.5
                                                                                   -----------   -----------   -----------
                                                                                     1,114,771       775,860        0.6
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      SOUTH KOREA                    4,742,548     4,060,726        2.8
---------------------------------------------------------------------------------------------------------------------
THAILAND         BANKING                      48,500  Bangkok Bank Public Company
                                                        Ltd. .....................     348,064       333,707        0.2
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS             7,000  Siam Cement Public Company
                                                        Limited...................     205,098       121,221        0.1
                                             101,200  Siam City Cement Public
                                                        Company Limited...........     435,789       410,746        0.3
                                                                                   -----------   -----------   -----------
                                                                                       640,887       531,967        0.4
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE          Chf  1,300,000  Bangkok Land Public Co.,
                                                        Ltd., 3.125% due 3/31/2001
                                                        (Convertible).............     456,864       209,577        0.1
                                       US$   184,000  Bangkok Land Public Co.,
                                                        Ltd., 4.50% due 10/13/2003
                                                        (Convertible).............     135,825        73,600        0.1
                                       US$   433,000  Hemaraj Land and Development
                                                        Public Co., Ltd., 3.50%
                                                        due 9/09/2003.............     425,104       428,670        0.3
                                       US$   385,000  Tanayong Public Co. Ltd.,
                                                        3.50% due 3/01/2004
                                                        (Convertible).............     349,909       215,600        0.1
                                                                                   -----------   -----------   -----------
                                                                                     1,367,702       927,447        0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                               SHARES                                                    VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                 HELD               INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
THAILAND         TELECOMMUNICATIONS          198,000  +TelecomAsia Corporation
(CONCLUDED)                                             Public Company Ltd.
                                                        'Foreign'............... $    375,784   $    239,177        0.2%
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      THAILAND                      2,732,437      2,032,298        1.4
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      PACIFIC BASIN/ASIA           44,162,212     45,182,560       31.3
---------------------------------------------------------------------------------------------------------------------

SHORT-TERM                                      FACE
SECURITIES                                    AMOUNT
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                    US$   3,714,000  General Motors Acceptance
                                                        Corp., 6.25% due
                                                        7/01/1997...............    3,713,355      3,713,355        2.6
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                             10,000,000  Federal National Mortgage
AGENCY                                                  Association, 5.41% due
OBLIGATIONS*                                            7/02/1997...............    9,996,995      9,996,995        6.9
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      SHORT-TERM SECURITIES        13,710,350     13,710,350        9.5
---------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS......... $124,750,092    145,357,379      100.8
                                                                                 ============
                                                      LIABILITIES IN EXCESS
                                                      OF OTHER ASSETS...........                  (1,204,679)      (0.8)
                                                                                                ------------      -----
                                                      NET ASSETS................                $144,152,700      100.0%
                                                                                                ============      =====
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase of the Fund.
+ Non-income producing security.
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) The rights may be exercised until 7/08/1997.
(e) The rights may be exercised until 7/01/1997.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$124,750,092) (Note 1a)..........................                 $145,357,379
Cash.....................................................................................                       43,443
Foreign cash (Note 1c)...................................................................                    1,205,276
Receivables:
  Securities sold........................................................................   $1,370,338
  Dividends..............................................................................      597,403
  Interest...............................................................................       60,094
  Capital shares sold....................................................................       27,508       2,055,343
                                                                                            ----------    ------------
Total assets.............................................................................                  148,661,441
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................    3,884,131
  Capital shares redeemed................................................................      231,007
  Investment adviser (Note 2)............................................................       81,541       4,196,679
                                                                                            ----------
Accrued expenses and other liabilities...................................................                      312,062
                                                                                                          ------------
Total liabilities........................................................................                    4,508,741
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                 $144,152,700
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized.............................                 $  1,245,439
Paid-in capital in excess of par.........................................................                  123,982,630
Undistributed investment income--net.....................................................                    1,154,454
Accumulated realized capital losses on investments and foreign currency transactions--net
  (Note 5)...............................................................................                   (2,832,696)
Unrealized appreciation on investments and foreign currency transactions--net............                   20,602,873
                                                                                                          ------------
NET ASSETS--Equivalent to $11.57 per share based on 12,454,391 shares outstanding........                 $144,152,700
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $91,540 withholding tax on foreign dividends)............................                $ 1,446,562
Interest and discount earned...............................................................                    458,659
                                                                                                           -----------
Total income...............................................................................                  1,905,221
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................  $   587,517
Custodian fees.............................................................................      143,905
Accounting services (Note 2)...............................................................       13,340
Pricing services...........................................................................        7,187
Professional fees..........................................................................        5,477
Registration fees (Note 1f)................................................................        4,061
Transfer agent fees (Note 2)...............................................................        2,040
Directors' fees and expenses...............................................................          932
Printing and shareholder reports...........................................................          156
Other......................................................................................        3,636
                                                                                              ----------
Total expenses before reimbursement........................................................      768,251
Reimbursement of expenses (Note 2).........................................................      (36,881)
                                                                                              ----------
Expenses after reimbursement...............................................................                    731,370
                                                                                                           -----------
Investment income--net.....................................................................                  1,173,851
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.........................................................................    1,281,291
  Foreign currency transactions--net.......................................................      (59,958)    1,221,333
                                                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................................................   16,312,419
  Foreign currency transactions--net.......................................................        3,156    16,315,575
                                                                                              ----------   -----------
Net realized and unrealized gain on investments and foreign currency transactions..........                 17,536,908
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                $18,710,759
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE SIX        FOR THE
                                                                                       MONTHS ENDED      YEAR ENDED
                                                                                         JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         1997             1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net............................................................     $ 1,173,851      $ 1,857,960
Realized gain (loss) on investments and foreign currency transactions--net........       1,221,333         (156,983)
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net...............................................................      16,315,575        4,829,141
                                                                                       ------------     -----------
Net increase in net assets resulting from operations..............................      18,710,759        6,530,118
                                                                                       ------------     -----------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net............................................................      (1,771,805)      (1,385,673)
                                                                                       ------------     -----------
Net decrease in net assets resulting from dividends to shareholders...............      (1,771,805)      (1,385,673)
                                                                                       ------------     -----------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions................      31,614,844       35,245,827
                                                                                       ------------     -----------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets......................................................      48,553,798       40,390,272
Beginning of period...............................................................      95,598,902       55,208,630
                                                                                      ------------      -----------
End of period*....................................................................    $144,152,700      $95,598,902
                                                                                      ============      ===========
--------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net............................................     $ 1,154,454      $ 1,752,408
                                                                                      ============      ===========
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN              FOR THE SIX      FOR THE YEAR ENDED     FOR THE PERIOD
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL             MONTHS ENDED        DECEMBER 31,        MAY 2, 1994+ TO
STATEMENTS.                                                      JUNE 30,      --------------------     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                            1997         1996         1995           1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................       $  10.05      $  9.32      $  9.51        $ 10.00
                                                                 --------      -------      -------        -------
Investment income--net....................................            .10          .20          .20            .09
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net..................           1.61          .76         (.30)          (.58)
                                                                 --------      -------      -------        -------
Total from investment operations..........................           1.71          .96         (.10)          (.49)
                                                                 --------      -------      -------        -------
Less dividends from investment income--net................           (.19)        (.23)        (.09)            --
                                                                 --------      -------      -------        -------
Net asset value, end of period............................       $  11.57      $ 10.05      $  9.32        $  9.51
                                                                 ========      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................         17.29%#      10.59%       (1.08%)        (4.90%)#
                                                                 ========      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement............................          1.24%*       1.25%        1.25%          1.29%*
                                                                 ========      =======      =======        =======
Expenses..................................................          1.31%*       1.31%        1.36%          1.35%*
                                                                 ========      =======      =======        =======
Investment income--net....................................          2.00%*       2.42%        2.73%          2.18%*
                                                                 ========      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................       $144,153      $95,599      $55,209        $36,676
                                                                 ========      =======      =======        =======
Portfolio turnover........................................         44.52%       87.33%       62.53%         29.79%
                                                                 ========      =======      =======        =======
Average commission rate paid++............................       $  .0011      $ .0003           --             --
                                                                 ========      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $35,382 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $75,610,140 and $46,733,976, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:
---------------------------------------------------------

                                           Realized    Unrealized
                                            Gains         Gains
                                           (Losses)     (Losses)
    ---------------------------------------------------------
Long-term investments...................  $1,281,291   $20,607,287
Foreign currency transactions...........     (59,958)       (4,414)
                                           ---------   -----------
Total...................................  $1,221,333   $20,602,873
                                           =========   ===========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $20,607,287, of which $25,153,366 related to appreciated securities and $4,546,079 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $124,750,092.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $31,614,844 and $35,245,827 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
For the Six Months Ended                                  Dollar
June 30, 1997                               Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     3,751,947   $ 40,376,632
Shares issued to shareholders in
 reinvestment of dividends............       176,082      1,736,172
                                           ---------     ----------
Total issued..........................     3,928,029     42,112,804
Shares redeemed.......................      (981,701)   (10,497,960)
                                           ---------     ----------
Net increase..........................     2,946,328   $ 31,614,844
                                           =========     ==========
          ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                        Dollar
December 31, 1996                           Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     4,462,492   $ 44,124,402
Shares issued to shareholders in
 reinvestment of dividends............       151,274      1,385,673
                                           ---------     ----------
Total issued..........................     4,613,766     45,510,075
Shares redeemed.......................    (1,027,712)   (10,264,248)
                                           ---------     ----------
Net increase..........................     3,586,054   $ 35,245,827
                                           =========     ==========
          ---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had net capital loss carryforwards of approximately $3,909,000, of which $91,000 expires in 2002 and $3,728,000 expires in 2003; and $90,000 in 2004. These amounts will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At June 30, 1997, the Fund had entered into foreign exchange contracts under which it agreed to purchase and sell various foreign currencies with values of approximately $861,000 and $317,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 1997, Domestic Money Market Fund's net annualized yield was 5.06%.* The Fund's 7-day yield as of June 30, 1997 was 5.15%. The average portfolio maturity was 68 days at June 30, 1997, compared to 73 days at December 31, 1996.

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the period's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors are uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

  During the first three months of 1997, we maintained a relatively cautious investment bias given the strength of the economy. During the second half of the six-month period ended June 30, 1997, we grew more optimistic in response to moderating economic growth.

  The Fund's composition at the end of June and as of our last report is detailed below:

-------------------------------------------------------
             Issue                6/30/97      12/31/96
-------------------------------------------------------
Bank Notes......................      6.1%         1.3%
Certificates of Deposit.........      3.2          1.8
Commercial Paper................     56.5         46.9
Corporate Notes.................      7.8          7.6
Funding Agreements..............      1.6          1.8
Master Notes....................      0.9          1.1
Repurchase Agreements...........       --          2.1
US Government Agency &
  Instrumentality
  Obligations--Discount.........      0.1          0.2
US Government Agency &
  Instrumentality
  Obligations--Non-Discount.....     23.1         38.7
Other Assets Less Liabilities...      0.7         (1.5)
                                    -----        -----
Total...........................    100.0%       100.0%
                                    =====        =====

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

August 13, 1997

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
BANK NOTES--6.1%               $ 3,500,000      Bank of America N.T. & S.A. ..........     5.63%     12/30/97   $  3,494,224
                                 1,250,000      Bank of America N.T. & S.A. ..........     5.93       6/24/98      1,248,628
                                 2,500,000      First Bank N.A. ......................     5.647     11/19/97      2,499,907
                                 4,000,000      First National Bank, Chicago..........     6.02       6/11/98      3,998,543
                                 1,000,000      Keybank National Association..........     5.57       5/06/98        999,589
                                 2,000,000      Morgan Guaranty Trust Co. of New
                                                  York ...............................     5.615      2/19/98      1,999,321
                                 3,500,000      Northern Trust Co. of Chicago.........     5.96       6/17/98      3,496,971
                                 1,500,000      Northern Trust Co. of Chicago.........     5.95       6/24/98      1,498,635
                                   500,000      US National Bank......................     5.665      4/14/98        499,789
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL BANK NOTES (COST--$19,744,067)                              19,735,607
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--3.2%    6,500,000      Chase Manhattan Bank USA (Delaware)...     5.53       7/22/97      6,499,094
                                 4,000,000      Morgan Guaranty Trust Co. of New
                                                  York ...............................     5.71       1/06/98      3,994,029
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CERTIFICATES OF DEPOSIT (COST--$10,499,206)                 10,493,123
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--56.5%          9,765,000      American Home Products Corporation....     5.64       7/24/97      9,729,751
                                 1,571,000      Associates First Capital Corp. .......     5.60       8/04/97      1,562,691
                                   965,000      Atlantic Asset Securitization
                                                  Corp. ..............................     5.60       7/17/97        962,598
                                 4,000,000      Atlantic Asset Securitization
                                                  Corp. ..............................     5.65       7/17/97      3,989,956
                                10,622,000      Atlantic Asset Securitization
                                                  Corp. ..............................     5.58       7/18/97     10,594,011
                                 7,109,000      Bear Stearns Companies, Inc. .........     5.65       7/08/97      7,101,149
                                 4,000,000      Bear Stearns Companies, Inc. .........     5.65       7/14/97      3,991,839
                                 3,602,000      Bear Stearns Companies, Inc. .........     5.65       7/22/97      3,590,128
                                 2,548,000      CSW Credit, Inc. .....................     5.56       7/17/97      2,541,704
                                 7,000,000      CSW Credit, Inc. .....................     5.58       7/23/97      6,976,130
                                 5,000,000      CSW Credit, Inc. .....................     5.58       8/04/97      4,973,650
                                 7,971,000      Clipper Receivables Corp. ............     5.63       8/04/97      7,928,315
                                   790,000      Corporate Receivables Corp. ..........     5.65       7/14/97        788,388
                                 2,591,000      Countrywide Home Loans, Inc...........     5.60       7/21/97      2,582,939
                                 2,000,000      Countrywide Home Loans, Inc...........     5.67       7/21/97      1,993,722
                                 4,430,000      Countrywide Home Loans, Inc...........     5.61       8/14/97      4,399,625
                                 7,402,000      Eureka Securitization Inc. ...........     5.58       7/15/97      7,385,938
                                 3,628,000      Finova Capital Corp. .................     5.62       7/07/97      3,624,602
                                 8,000,000      Finova Capital Corp. .................     5.65       7/23/97      7,972,378
                                 4,000,000      Finova Capital Corp. .................     5.60       8/12/97      3,973,867
                                 2,147,000      Ford Motor Credit Co. ................     5.60       7/02/97      2,146,666
                                 5,000,000      Ford Motor Credit Co. ................     5.66      12/01/97      4,879,938
                                 3,048,000      General Electric Capital Corp. .......     5.63       8/06/97      3,030,718
                                 6,041,000      General Electric Capital Corp. .......     5.68      11/26/97      5,900,930
                                 4,000,000      General Motors Acceptance Corp. ......     5.48       7/09/97      3,994,951
                                 2,543,000      General Motors Acceptance Corp. ......     5.65       7/14/97      2,537,812
                                 5,650,000      General Motors Acceptance Corp. ......     5.40       7/23/97      5,630,492
                                 2,500,000      General Motors Acceptance Corp. ......     5.72      11/10/97      2,448,300
                                 5,000,000      International Lease Finance Corp. ....     5.61       7/16/97      4,988,229
                                 3,000,000      International Lease Finance Corp. ....     5.66       8/13/97      2,979,897
                                 7,500,000      Lehman Brothers Holdings Inc. ........     5.76       7/08/97      7,491,600
                                 7,500,000      Lehman Brothers Holdings Inc. ........     5.68       8/04/97      7,459,837
                                 3,478,000      Lexington Parker Capital Corp.........     5.58       8/11/97      3,455,897
                                 5,000,000      Lexington Parker Capital Corp.........     5.60       8/18/97      4,962,600
                                 7,000,000      Lexington Parker Capital Corp.........     5.60       8/25/97      6,940,111
                                14,230,000      National Fleet Funding Corp. .........     5.59       7/18/97     14,192,437
                                 3,955,000      Preferred Receivables Funding
                                                  Corp. ..............................     5.60       8/11/97      3,929,461
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMERCIAL PAPER (COST--$183,633,077)                      183,633,257
---------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--7.8%            7,000,000      Asset-Backed Securities Investment
                                                  Trust 1996-M........................     5.687     10/15/97      7,000,000
                                 5,000,000      CIT Group Holdings, Inc. (The)........     5.61      10/27/97      4,998,875
                                 2,000,000      International Business Machines
                                                  Corp. ..............................     5.67       1/28/98      1,996,200
                                 2,600,000      International Business Machines
                                                  Corp. ..............................     5.93       3/18/98      2,596,568
                                   744,775      Premier Auto Trust 1997-1.............     5.476     12/08/97        744,030
                                 8,000,000      SMM Trust 1997-Q......................     5.687      1/15/98      7,999,952
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE NOTES (COST--$25,340,433)                         25,335,625
---------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--1.6%         5,000,000      Jackson National Life Insurance
                                                  Co. ................................     5.72       5/01/98      5,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FUNDING AGREEMENTS (COST--$5,000,000)                        5,000,000
---------------------------------------------------------------------------------------------------------------------
MASTER NOTES--0.9%               3,000,000      Goldman Sachs Group L.P.+.............     5.60       8/01/97      3,000,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL MASTER NOTES (COST--$3,000,000)                              3,000,000
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE                                                   INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                     RATE*        DATE      (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &        $   160,000      Federal Home Loan Bank................     5.52%     10/10/97   $    157,545
INSTRUMENTALITY OBLIGATIONS--       70,000      Federal National Mortgage
DISCOUNT--0.1%                                    Association.........................     5.52       9/29/97         69,044
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS--DISCOUNT (COST--$226,556)                               226,589
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          1,500,000      Federal Farm Credit Bank..............     5.85      10/01/97      1,500,750
INSTRUMENTALITY OBLIGATIONS--    5,000,000      Federal Farm Credit Bank+.............     5.63      11/25/97      4,999,578
NON-DISCOUNT--23.1%              4,000,000      Federal Home Loan Bank+...............     5.26      12/10/97      3,999,143
                                 1,040,000      Federal Home Loan Bank+...............     5.85       1/26/98      1,040,161
                                 1,000,000      Federal Home Loan Bank................     6.17      11/06/98        997,200
                                 1,900,000      Federal Home Loan Bank................     5.95      12/29/98      1,896,139
                                 1,000,000      Federal Home Loan Mortgage Corp.+.....     5.58       4/15/98        999,619
                                 1,000,000      Federal Home Loan Mortgage Corp.+.....     5.57       4/20/98        999,530
                                   700,000      Federal Home Loan Mortgage Corp. .....     6.36       5/20/99        698,915
                                 5,000,000      Federal National Mortgage
                                                  Association+........................     5.25       7/16/97      4,999,861
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.27       8/01/97      1,999,926
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.255      9/03/97      1,999,744
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.26       9/09/97        999,869
                                 1,000,000      Federal National Mortgage
                                                  Association+........................     5.26       9/29/97        999,853
                                 3,200,000      Federal National Mortgage
                                                  Association.........................     5.47      12/30/97      3,194,880
                                 2,000,000      Federal National Mortgage
                                                  Association.........................     5.19       1/08/98      1,992,200
                                 2,000,000      Federal National Mortgage
                                                  Association+........................     5.57       3/26/98      1,999,139
                                 2,500,000      Federal National Mortgage
                                                  Association+........................     5.27       3/27/98      2,498,751
                                 5,500,000      Federal National Mortgage
                                                  Association+........................     5.31       4/24/98      5,498,288
                                 1,000,000      Federal National Mortgage
                                                  Association.........................     6.50       4/30/99        998,400
                                   800,000      Federal National Mortgage
                                                  Association.........................     6.375      5/21/99        800,320
                                 6,500,000      Student Loan Marketing Association+...     5.42      10/30/97      6,500,457
                                 1,000,000      Student Loan Marketing Association....     5.80      12/18/98        990,500
                                 1,800,000      US Treasury Notes.....................     6.00       8/31/97      1,801,406
                                 4,800,000      US Treasury Notes.....................     5.75       9/30/97      4,803,749
                                 3,500,000      US Treasury Notes.....................     5.625     10/31/97      3,501,638
                                 3,800,000      US Treasury Notes.....................     5.375     11/30/97      3,797,028
                                 2,200,000      US Treasury Notes.....................     5.25      12/31/97      2,197,250
                                 1,170,000      US Treasury Notes.....................     5.00       1/31/98      1,165,612
                                 4,000,000      US Treasury Notes.....................     7.875      4/15/98      4,064,372
                                 1,200,000      US Treasury Notes.....................     5.625     11/30/98      1,194,187
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                                OBLIGATIONS--NON-DISCOUNT (COST--$75,155,365)                     75,128,465
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$322,598,704)--99.3%...........                           322,552,666
                                                OTHER ASSETS LESS LIABILITIES--0.7%...                             2,386,610
                                                                                                                ------------
                                                NET ASSETS--100.0%....................                          $324,939,276
                                                                                                                ============
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 1997.
+ Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $322,598,704*) (Note 1a).........................                $ 322,552,666
Receivables:
  Capital shares sold......................................................................  $ 1,427,974
  Interest.................................................................................    1,342,536       2,770,510
                                                                                              ----------
Prepaid expenses and other assets..........................................................                        2,566
                                                                                                            ------------
Total assets...............................................................................                  325,325,742
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed..................................................................      185,384
  Investment adviser (Note 2)..............................................................      127,109         312,493
                                                                                              ----------
Accrued expenses and other liabilities.....................................................                       73,973
                                                                                                            ------------
Total liabilities..........................................................................                      386,466
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................                $ 324,939,276
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 1,300,000,000 shares authorized.............................                $  32,498,531
Paid-in capital in excess of par...........................................................                  292,486,783
Unrealized depreciation on investments--net................................................                      (46,038)
                                                                                                            ------------
NET ASSETS--Equivalent to $1.00 per share based on 324,985,314 capital shares
  outstanding..............................................................................                $ 324,939,276
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1997, net unrealized depreciation for Federal income tax purposes amounted to $46,038, of which $11,506 related to appreciated securities and $57,544 related to depreciated securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned...................................................................              $ 8,209,910
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..............................................................  $ 732,992
Accounting services (Note 2)...................................................................     30,704
Professional fees..............................................................................     12,976
Custodian fees.................................................................................      7,356
Directors' fees and expenses...................................................................      2,733
Transfer agent fees (Note 2)...................................................................      2,368
Other..........................................................................................        644
                                                                                                  --------
Total expenses.................................................................................                  789,773
                                                                                                              ----------
Investment income--net.........................................................................                7,420,137
                                                                                                              ----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1c & 3):
Realized gain on investments--net..............................................................                    8,175
Change in unrealized appreciation/depreciation on investments--net.............................                  (26,574)
                                                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................              $ 7,401,738
                                                                                                              ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE SIX       FOR THE
                                                                                        MONTHS ENDED     YEAR ENDED
                                                                                          JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                          1997            1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $ 7,420,137     $ 13,810,153
Realized gain on investments--net....................................................         8,175           12,359
Change in unrealized appreciation/depreciation on investments--net...................       (26,574)        (157,747)
                                                                                        ------------    ------------
Net increase in net assets resulting from operations.................................     7,401,738       13,664,765
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net...............................................................    (7,420,137)     (13,810,153)
Realized gain on investments--net....................................................        (8,175)         (12,359)
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders.......................................................................    (7,428,312)     (13,822,512)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares.....................................................   123,826,573      103,681,145
Net asset value of shares issued to shareholders in reinvestment of dividends and
  distributions (Note 1d)............................................................     7,429,513       13,824,990
                                                                                        ------------    ------------
                                                                                        131,256,086      117,506,135
Cost of shares redeemed..............................................................   (81,046,250)    (146,504,203)
                                                                                        ------------    ------------
Net increase (decrease) in net assets derived from capital share transactions........    50,209,836      (28,998,068)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets..............................................    50,183,262      (29,155,815)
Beginning of period..................................................................   274,756,014      303,911,829
                                                                                        ------------    ------------
End of period........................................................................   $324,939,276    $274,756,014
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      FOR THE SIX                          FOR THE YEAR ENDED
FINANCIAL STATEMENTS.                              MONTHS ENDED                            DECEMBER 31,
                                                     JUNE 30,     ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                1997           1996             1995             1994             1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $   1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                     --------         --------         --------         --------         --------
Investment income--net..........................        .0250            .0504            .0547            .0386            .0302
Realized and unrealized gain (loss) on
  investments-- net.............................       (.0001)          (.0005)           .0012           (.0007)           .0005
                                                     --------         --------         --------         --------         --------
Total from investment operations................        .0249            .0499            .0559            .0379            .0307
                                                     --------         --------         --------         --------         --------
Less dividends and distributions:
  Investment income--net........................       (.0250)          (.0504)          (.0547)          (.0386)          (.0302)
  Realized gain on investments--net.............           --+          (.0001)          (.0002)              --           (.0005)
                                                     --------         --------         --------         --------         --------
Total dividends and distributions...............       (.0250)          (.0505)          (.0549)          (.0386)          (.0307)
                                                     --------         --------         --------         --------         --------
Net asset value, end of period..................     $   1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                     ========         ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............        5.06%*           5.00%            5.65%            3.94%            3.10%
                                                     ========         ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................         .54%*            .54%             .55%             .50%             .36%
                                                     ========         ========         ========         ========         ========
Expenses........................................         .54%*            .54%             .55%             .57%             .63%
                                                     ========         ========         ========         ========         ========
Investment income--net, and realized gain on
  investments--net..............................        5.07%*           4.97%            5.50%            4.02%            3.03%
                                                     ========         ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........     $324,939       $  274,756       $  303,912       $  363,199       $  170,531
                                                     ========         ========         ========         ========         ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Domestic Money Market Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Money market securities maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in the securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Equity Growth Fund's total investment return was +7.25%, based on a change in per share net asset value from $26.22 to $26.64, and assuming reinvestment of $0.533 per share income dividends and $0.832 per share capital gains.

  For the one-year, five-year and ten-year periods ended June 30, 1997, the Fund's average annual total returns were +9.93%, +16.48% and +6.57%, respectively. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  Small-capitalization stocks underperformed large-capitalization stocks during the first six months of 1997. The unmanaged Russell 2000 Small Stack Index returned +10.20% for the first half of the year as compared to a total return of +20.55% for the unmanaged Standard & Poor's 500 Index. Equity Growth Fund posted a total return of +7.25% for the same period.

  We are in a process of refining the focus of Equity Growth Fund to emphasize the value-driven, bottom-up investment approach. The small and emerging growth companies focus of the Fund is leading us to concentrate on domestic stocks having under $750 million in market capitalizations selling in the bottom quintiles of their absolute historical ranges for price/book value, price/sales or enterprise value/earnings before interest, taxes, depreciation and amortization ratios. Investments in emerging growth companies with larger market capitalization (generally over $1.0 billion) are expected to become more limited. A significant amount of direct contact with company management is also an important component of our investment style. Additionally, a catalyst for valuation improvement over the next 18 months should generally be visible to justify purchasing a stock for the Fund.

  Through this process, we expect the technology sector to increase to a significantly overweighted position relative to the Russell 2000 Index by the end of the third quarter of this year. Volatility in the technology sector provides a constant flow of prospective investments. Other sectors that we expect will be emphasized include materials and processing, consumer discretionary and energy. The financial, utilities and consumer staples sectors are expected to become significantly underweighted. The median market capitalization of the Fund's holdings is expected to decline from the $700 million level in early 1997 to the current median market capitalization of approximately $300 million. The unmanaged Russell 2000 Small Stock Index and the Lipper Small Cap Funds category are two widely-known benchmarks for the new Fund style.

  Our investment approach has benefited the Fund over the past year, even in a difficult environment for small-capitalization stocks. We seek to have the value component of this style help limit volatility in down markets, while the direct research approach is intended to identify stocks with strong upside potential. When small-capitalization stocks overall begin to show

--------------------------------------------------------------------------------

improved relative performance, we expect Equity
Growth Fund to be well-positioned to provide superior returns to its investors. Several indicators point toward just such an inflection point, including an improved domestic economy, better-than-expected earnings growth for small-capitalization companies compared to large-capitalization companies and the cut to the capital gains tax rate.

IN CONCLUSION

  We appreciate your investment in Equity Growth Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Daniel V. Szemis
Daniel V. Szemis
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ADVERTISING                         101,000     +HA-LO Industries, Inc. ......   $  1,932,499   $  2,348,250        0.5%
---------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION                  113,000     Air Express International
                                                  Corporation.................      3,931,625      4,470,563        1.0
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                    199,700     Walbro Corp. .................      3,782,738      3,919,113        0.9
---------------------------------------------------------------------------------------------------------------------
BANKING                              90,000     TCF Financial Corp. ..........      1,829,462      4,443,750        1.0
---------------------------------------------------------------------------------------------------------------------
BANKS & FINANCE                      87,600     Charter One Financial, Inc.         4,136,475      4,719,450        1.0
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                       100,000     +CN Biosciences, Inc. ........      1,283,125      1,825,000        0.4
                                    110,700     +COR Therapeutics, Inc. ......        983,177      1,176,188        0.2
                                     47,000     +Gilead Sciences, Inc. .......      1,175,477      1,298,375        0.3
                                    290,000     +Neoprobe Corp. ..............      5,147,138      4,041,875        0.9
                                                                                 ------------   ------------     ------
                                                                                    8,588,917      8,341,438        1.8
---------------------------------------------------------------------------------------------------------------------
BROADCAST                           508,100     +Paxson Communications Corp...      5,342,017      6,478,275        1.4
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                  190,000     Apogee Enterprises, Inc. .....      1,327,091      4,061,250        0.9
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                   192,500     +Accustaff, Inc. .............      4,717,500      4,559,844        1.0
                                    263,600     Reynolds & Reynolds Co. (The)
                                                  (Class A)...................      3,860,355      4,151,700        0.9
                                                                                 ------------   ------------     ------
                                                                                    8,577,855      8,711,544        1.9
---------------------------------------------------------------------------------------------------------------------
CABLE                               156,400     +General Cable Corp. .........      3,284,400      4,007,750        0.9
---------------------------------------------------------------------------------------------------------------------
CEMENT                               14,300     +Giant Cement Holding,
                                                  Inc. .......................        262,763        262,763        0.1
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                           120,000     Crompton & Knowles Corp. .....      1,804,886      2,670,000        0.6
---------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT             318,000     +Network Equipment
                                                  Technologies, Inc. .........      4,839,000      5,724,000        1.3
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                   198,000     +Boole & Babbage, Inc. .......      4,158,375      4,133,250        0.9
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                   438,300     +Metromail Corporation........      9,332,575     10,847,925        2.4
                                    169,500     +Phoenix Technologies Ltd. ...      2,232,903      2,203,500        0.5
                                    138,200     +Premenos Technology Corp. ...      1,190,398      1,174,700        0.3
                                    198,000     +Structural Dynamics Research
                                                  Corp. ......................      4,966,756      5,197,500        1.1
                                    115,200     +Vanstar Corporation..........      1,029,727      1,627,200        0.3
                                                                                 ------------   ------------     ------
                                                                                   18,752,359     21,050,825        4.6
---------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                 440,000     +Platinum Technology, Inc. ...      6,135,879      5,830,000        1.3
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                           150,500     +Physician Computer Network,
                                                  Inc. .......................        863,202      1,006,469        0.2
                                    316,000     +Sybase, Inc. ................      5,067,291      4,661,000        1.0
                                     50,000     Telxon Corporation............        841,125        893,750        0.2
                                                                                 ------------   ------------     ------
                                                                                    6,771,618      6,561,219        1.4
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS             230,000     +MicroAge, Inc. ..............      2,489,383      4,226,250        0.9
                                    398,000     +Planar Systems, Inc. ........      4,727,044      4,029,750        0.9
                                                                                 ------------   ------------     ------
                                                                                    7,216,427      8,256,000        1.8
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE               38,000     +VWR Scientific Products
                                                  Corporation.................        612,755        598,500        0.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         123,100     +ACX Technologies, Inc. ......      2,569,313      2,769,750        0.6
                                    126,800     Harsco Corp. .................      3,274,336      5,135,400        1.1
                                                                                 ------------   ------------     ------
                                                                                    5,843,649      7,905,150        1.7
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                115,000     Belden, Inc. .................      3,504,929      3,917,188        0.9
                                    192,500     Methode Electronics Inc.
                                                  (Class A)...................      2,345,917      3,777,813        0.8
                                    145,787     +Vishay Intertechnology,
                                                  Inc. .......................      3,733,305      4,218,711        0.9
                                                                                 ------------   ------------     ------
                                                                                    9,584,151     11,913,712        2.6
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC/INSTRUMENTS              140,000     BMC Industries, Inc. .........        566,421      4,795,000        1.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                          55,400     +Dynatech Corporation.........   $  1,864,799   $  1,980,550        0.4%
                                    120,000     +Kemet Corp. .................      2,510,253      2,985,000        0.6
                                     36,000     +Marshall Industries..........      1,258,362      1,341,000        0.3
                                    155,000     +Semitool, Inc. ..............      2,640,625      1,821,250        0.4
                                     87,500     Wyle Electronics..............      3,183,865      3,456,250        0.8
                                                                                 ------------   ------------     ------
                                                                                   11,457,904     11,584,050        2.5
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS DISTRIBUTION            115,500     +DII Group, Inc. .............      3,545,881      5,082,000        1.1
---------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL                       211,718     +TETRA Technologies, Inc. ....      2,449,375      5,107,697        1.1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  340,000     +AMRESCO, Inc. ...............      5,889,373      7,310,000        1.6
                                     45,000     FINOVA Group, Inc. ...........      1,798,646      3,442,500        0.8
                                     45,800     +FirstFed Financial Corp. ....      1,144,048      1,422,662        0.3
                                                                                 ------------   ------------     ------
                                                                                    8,832,067     12,175,162        2.7
---------------------------------------------------------------------------------------------------------------------
FOOD                                 20,000     Flowers Industries, Inc. .....        314,133        336,250        0.1
---------------------------------------------------------------------------------------------------------------------
GAMING                              130,000     +WMS Industries, Inc. ........      2,615,024      3,258,125        0.7
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT        230,000     +FPA Medical Management,
                                                  Inc. .......................      4,439,687      5,433,750        1.2
---------------------------------------------------------------------------------------------------------------------
HEALTH INSURANCE                     27,000     +ARM Financial Group, Inc.
                                                  (Class A)...................        405,000        540,000        0.1
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE-- PRODUCTS &             225,000     +Thermedics, Inc. ............      3,792,678      3,529,688        0.8
SERVICES
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                  50,000     +American Oncology Resources,
                                                  Inc. .......................        375,000        837,500        0.2
                                    150,000     +Emcare Holdings, Inc. .......      4,146,991      5,493,750        1.2
                                                                                 ------------   ------------     ------
                                                                                    4,521,991      6,331,250        1.4
---------------------------------------------------------------------------------------------------------------------
HOTELS                              200,000     La Quinta Inns, Inc. .........      3,919,340      4,375,000        1.0
---------------------------------------------------------------------------------------------------------------------
IDENTIFICATION                       11,900     +Identix, Inc. ...............         98,770        131,644        0.0
---------------------------------------------------------------------------------------------------------------------
INSTRUMENTS/PHOTO-OPTICAL           135,400     +Elsag Bailey Process
                                                  Automation N.V. ............      2,008,924      2,487,975        0.5
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            19,000     AGCO Corp. ...................        491,515        682,812        0.2
                                      8,500     American National Insurance
                                                  Co. ........................        746,914        741,625        0.2
                                    183,000     PXRE Corp. ...................      4,712,250      5,627,250        1.2
                                     58,400     Security-Connecticut Corp. ...      2,905,400      3,215,650        0.7
                                                                                 ------------   ------------     ------
                                                                                    8,856,079     10,267,337        2.3
---------------------------------------------------------------------------------------------------------------------
MACHINERY                           191,500     Stewart & Stevenson Services,
                                                  Inc. .......................      4,730,996      4,979,000        1.1
---------------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING                337,812     Clayton Homes, Inc. ..........      3,951,027      4,813,821        1.1
                                    160,000     Oakwood Homes Corporation.....      3,379,734      3,840,000        0.8
                                                                                 ------------   ------------     ------
                                                                                    7,330,761      8,653,821        1.9
---------------------------------------------------------------------------------------------------------------------
MARKETING                            40,000     +Catalina Marketing
                                                  Corporation.................      1,352,400      1,925,000        0.4
---------------------------------------------------------------------------------------------------------------------
MEDICAL                             160,300     +Sofamor Danek Group, Inc. ...      6,713,000      7,333,725        1.6
---------------------------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT                   200,000     +Physio-Control International
                                                  Corp. ......................      4,203,750      2,950,000        0.6
---------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES                    250,000     +Medpartners Inc. ............      4,971,078      5,406,250        1.2
                                    250,000     +NABI, Inc. ..................      1,900,000      1,625,000        0.4
                                    150,000     +Physician Reliance Network,
                                                  Inc. .......................      1,243,750      1,387,500        0.3
                                                                                 ------------   ------------     ------
                                                                                    8,114,828      8,418,750        1.9
---------------------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES                 289,500     +VISX, Inc. ..................      6,665,064      6,875,625        1.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES                    285,000     +ATS Medical, Inc. ...........   $  1,845,625   $  1,407,187        0.3%
                                     42,700     +Biomatrix, Inc. .............        548,238        789,950        0.2
                                    105,000     Dentsply International,
                                                  Inc. .......................      3,690,000      5,131,875        1.1
                                    100,000     +Urologix, Inc. ..............      1,485,000      1,700,000        0.4
                                    346,800     +Vivus, Inc...................      8,032,028      8,236,500        1.8
                                                                                 ------------   ------------     ------
                                                                                   15,600,891     17,265,512        3.8
---------------------------------------------------------------------------------------------------------------------
METAL FABRICATING                   400,000     +Miller Industries, Inc. .....      5,050,927      6,400,000        1.4
                                     97,300     Quanex Corp. .................      2,632,303      2,985,894        0.7
                                     42,000     +Ryerson Tull, Inc. ..........        664,545        693,000        0.1
                                    215,000     Valmont Industries, Inc. .....      2,298,124      4,085,000        0.9
                                                                                 ------------   ------------     ------
                                                                                   10,645,899     14,163,894        3.1
---------------------------------------------------------------------------------------------------------------------
METALS                               22,900     Castle (A.M.) & Company.......        449,607        505,231        0.1
                                     83,000     Commonwealth Industries
                                                  Inc. .......................      1,604,000      1,680,750        0.4
                                     27,500     +Shiloh Industries, Inc. .....        452,031        536,250        0.1
                                                                                 ------------   ------------     ------
                                                                                    2,505,638      2,722,231        0.6
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS UTILITIES               201,000     +TransTexas Gas Corp. ........      2,871,094      3,065,250        0.7
---------------------------------------------------------------------------------------------------------------------
OFFICE--RELATED                     208,000     +Wang Laboratories, Inc. .....      4,027,003      4,433,000        1.0
---------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT                     90,000     Danka Business Systems PLC
                                                  (ADR)**.....................      2,506,668      3,656,250        0.8
---------------------------------------------------------------------------------------------------------------------
OIL                                 218,600     +Benton Oil & Gas Co. ........      3,038,383      3,279,000        0.7
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                           100,000     Vintage Petroleum, Inc. ......      2,179,256      3,075,000        0.7
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  60,000     +American Exploration Co. ....        686,100        877,500        0.2
                                     90,000     +Barrett Resources Corp. .....      2,104,146      2,694,375        0.6
                                    156,500     +Brown (Tom), Inc. ...........      3,080,063      3,306,062        0.7
                                    180,000     +Pride International
                                                  Inc.(a).....................      1,229,736      4,308,750        1.0
                                                                                 ------------   ------------     ------
                                                                                    7,100,045     11,186,687        2.5
---------------------------------------------------------------------------------------------------------------------
OIL/GAS-- EQUIPMENT & SERVICES      125,000     +Weatherford Enterra, Inc. ...      3,683,463      4,812,500        1.1
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                            50,000     +Plains Resources, Inc. ......        748,212        737,500        0.2
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     105,000     +Flamel Technologies
                                                  S.A.(ADR)**.................      1,200,000        420,000        0.1
                                    160,000     Mylan Laboratories Inc. ......      2,525,462      2,360,000        0.5
                                    220,000     +NeXstar Pharmaceuticals,
                                                  Inc. .......................      4,478,688      3,080,000        0.7
                                    150,000     +Sano Corporation.............      1,917,187      2,193,750        0.5
                                                                                 ------------   ------------     ------
                                                                                   10,121,337      8,053,750        1.8
---------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING               122,000     Banta Corp. ..................      2,822,042      3,309,250        0.7
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                         200,000     Applebee's International,
                                                  Inc. .......................      3,954,375      5,350,000        1.2
                                    150,000     +Boston Chicken, Inc. ........      4,654,875      2,090,625        0.4
                                                                                 ------------   ------------     ------
                                                                                    8,609,250      7,440,625        1.6
---------------------------------------------------------------------------------------------------------------------
RETAIL                              100,900     +Department 56, Inc. .........      2,024,054      2,238,719        0.5
---------------------------------------------------------------------------------------------------------------------
RETAIL--MAIL ORDER                  135,000     +Viking Office Products,
                                                  Inc. .......................      2,720,485      2,548,125        0.6
---------------------------------------------------------------------------------------------------------------------
RETAIL APPAREL                      125,000     +Tommy Hilfiger Corp. ........      6,439,261      5,023,438        1.1
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                      8,400     Fingerhut Companies, Inc. ....        142,170        146,475        0.0
---------------------------------------------------------------------------------------------------------------------
RETAIL STORES                       256,000     Baker (J.) Inc. ..............      1,987,375      2,016,000        0.4
                                    134,800     +Barnes & Noble, Inc. ........      4,482,550      5,796,400        1.3
                                                                                 ------------   ------------     ------
                                                                                    6,469,925      7,812,400        1.7
---------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                       74,100     Haven Bancorp, Inc. ..........      2,521,800      2,741,700        0.6
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                       55,000     +Asyst Technologies, Inc. ....      1,572,501      2,392,500        0.5
---------------------------------------------------------------------------------------------------------------------
STEEL                               176,800     +Citation Corp. ..............      2,662,445      3,027,700        0.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                           VALUE       PERCENT OF
           INDUSTRY                HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
  ---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                          195,000     +Storage Technology Corp. ....   $  7,552,527   $  8,677,500        1.9%
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   95,700     +Brite Voice Systems, Inc. ...        804,306        753,637        0.2
                                    306,200     +Metromedia International
                                                  Group, Inc. ................      3,865,339      3,884,912        0.8
                                                                                 ------------   ------------     ------
                                                                                    4,669,645      4,638,549        1.0
---------------------------------------------------------------------------------------------------------------------
TEXTILES                            138,800     +Galey & Lord, Inc. ..........      1,688,953      2,602,500        0.5
                                    130,000     Unifi, Inc. ..................      2,963,853      4,858,750        1.1
                                                                                 ------------   ------------     ------
                                                                                    4,652,806      7,461,250        1.6
---------------------------------------------------------------------------------------------------------------------
TOOLS                                93,300     +Brown & Sharpe Manufacturing
                                                  Company (Class A)...........      1,297,742      1,411,162        0.3
---------------------------------------------------------------------------------------------------------------------
TOYS                                140,000     +Galoob Toys, Inc. ...........      3,752,652      2,642,500        0.6
---------------------------------------------------------------------------------------------------------------------
TRANSPORT--TRUCK                     83,500     +Landair Services, Inc. ......      1,150,119      1,189,875        0.3
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                        8,300     +Primark Corp. ...............        211,999        220,987        0.1
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL           305,100     +CHS Electronics, Inc. .......      7,100,812      8,047,012        1.8
TRADE
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS               337,049,138    390,397,992       85.8
---------------------------------------------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*               $19,735,000     Associates Corp. of North
                                                  America, 6.15% due
                                                  7/01/1997...................     19,731,629     19,731,629        4.3
                                 15,000,000     CXC Inc., 5.55% due
                                                  7/30/1997...................     14,930,625     14,930,625        3.3
                                  8,000,000     Corporate Asset Funding Co.
                                                  Inc., 5.55% due 7/21/1997...      7,974,100      7,974,100        1.7
                                 15,000,000     Countrywide Home Loans, 5.57%
                                                  due 7/21/1997...............     14,951,262     14,951,262        3.3
                                 10,000,000     GTE Corp., 5.50% due
                                                  7/18/1997...................      9,972,250      9,972,250        2.2
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES        67,559,866     67,559,866       14.8
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS.............   $404,609,004    457,957,858      100.6
                                                                                 ============
                                                LIABILITIES IN EXCESS OF
                                                OTHER ASSETS..................                    (2,759,059)      (0.6)
                                                                                                ------------     ------
                                                NET ASSETS....................                  $455,198,799      100.0%
                                                                                                ============     ======
---------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

** American Depositary Receipts (ADR).

+ Non-income producing security.

(a) Formerly known as Pride Petroleum Services, Inc.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$404,609,004) (Note 1a)............................               $457,957,858
Cash.......................................................................................                  2,367,175
Receivables:
  Securities sold..........................................................................  $2,222,023
  Capital shares sold......................................................................     343,625
  Dividends................................................................................     141,319      2,706,967
                                                                                             ----------
Prepaid expenses and other assets..........................................................                      2,555
                                                                                                          ------------
Total assets...............................................................................                463,034,555
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................   7,201,803
  Capital shares redeemed..................................................................     319,091
  Investment adviser (Note 2)..............................................................     281,631      7,802,525
                                                                                             ----------
Accrued expenses and other liabilities.....................................................                     33,231
                                                                                                          ------------
Total liabilities..........................................................................                  7,835,756
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $455,198,799
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized...............................               $  1,708,863
Paid-in capital in excess of par...........................................................                367,693,457
Undistributed investment income--net.......................................................                  1,066,070
Undistributed realized capital gains on investments--net...................................                 31,381,555
Unrealized appreciation on investments--net................................................                 53,348,854
                                                                                                          ------------
NET ASSETS--Equivalent to $26.64 per share based on 17,088,632 shares outstanding..........               $455,198,799
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................................................               $ 1,390,861
Dividends (net of $1,237 foreign withholding tax)...........................................                 1,334,416
Other income................................................................................                    11,636
                                                                                                           ------------
Total income................................................................................                 2,736,913
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................  $1,575,200
Accounting services (Note 2)................................................................      48,140
Professional fees...........................................................................      20,994
Custodian fees..............................................................................      18,896
Directors' fees and expenses................................................................       3,940
Transfer agent fees (Note 2)................................................................       2,250
Other.......................................................................................       1,406
                                                                                              ----------
Total expenses..............................................................................                 1,670,826
                                                                                                           ------------
Investment income--net......................................................................                 1,066,087
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1c & 3):
Realized gain on investments--net...........................................................                31,493,371
Change in unrealized appreciation on investments--net.......................................                  (207,789)
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................               $32,351,669
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX              FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                                 JUNE 30,             DECEMBER 31,
                     INCREASE (DECREASE) IN NET ASSETS:                            1997                   1996
 ---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................................   $ 1,066,087            $ 2,025,368
Realized gain on investments--net...........................................    31,493,371             22,199,518
Change in unrealized appreciation/depreciation on investments--net..........      (207,789)             5,970,999
                                                                               ------------           ------------
Net increase in net assets resulting from operations........................    32,351,669             30,195,885
                                                                               ------------           ------------
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net......................................................    (1,422,649)            (1,882,603)
Realized gain on investments--net...........................................   (22,153,543)           (43,561,906)
                                                                               ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders..............................................................   (23,576,192)           (45,444,509)
                                                                               ------------           ------------
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share
  transactions..............................................................    (6,605,943)           128,356,735
                                                                               ------------           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................................     2,169,534            113,108,111
Beginning of period.........................................................   453,029,265            339,921,154
                                                                               ------------           ------------
End of period*..............................................................   $455,198,799           $453,029,265
                                                                               ============           ============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net.......................................   $ 1,066,070            $ 1,422,632
                                                                               ============           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN     FOR THE SIX
 DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL     MONTHS ENDED          FOR THE YEAR ENDED DECEMBER 31,
                     STATEMENTS.                          JUNE 30,      --------------------------------------------
       INCREASE (DECREASE) IN NET ASSET VALUE:              1997         1996         1995         1994        1993
  ---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  26.22     $  27.98     $  19.26     $  20.96     $ 17.80
                                                          --------     --------     --------     --------     --------
Investment income (loss)--net........................          .06          .13          .17          .05        (.01)
Realized and unrealized gain (loss) on
investments--net.....................................         1.72         1.84         8.64        (1.56)       3.17
                                                          --------     --------     --------     --------     --------
Total from investment operations.....................         1.78         1.97         8.81        (1.51)       3.16
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net.............................         (.08)        (.14)        (.09)          --          --+
  Realized gain on investments--net..................        (1.28)       (3.59)          --         (.19)         --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions....................        (1.36)       (3.73)        (.09)        (.19)         --
                                                          --------     --------     --------     --------     --------
Net asset value, end of period.......................     $  26.64     $  26.22     $  27.98     $  19.26     $ 20.96
                                                          ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................        7.25%+++     8.11%       45.90%       (7.27%)     17.78%
                                                          ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .80%*        .81%         .81%         .83%        .96%
                                                          ========     ========     ========     ========     ========
Investment income (loss)--net........................         .51%*        .50%         .72%         .27%       (.05%)
                                                          ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $455,199     $453,029     $339,921     $170,044     $98,976
                                                          ========     ========     ========     ========     ========
Portfolio turnover...................................       71.38%       80.84%       96.79%       88.48%     131.75%
                                                          ========     ========     ========     ========     ========
Average commission rate paid++.......................     $  .0559     $  .0598           --           --          --
                                                          ========     ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------

  *Annualized.
 **Total investment returns exclude insurance-related fees and expenses. +++Aggregate total investment return.
  +Amount is less than $.01 per share.
 ++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--EQUITY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Equity Growth Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $8,470 in commissions on the execution of portfolio security transactions

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $267,187,574 and $301,861,212, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:
---------------------------------------------------------

                                          Realized
                                            Gains      Unrealized
                                          (Losses)        Gains
    ---------------------------------------------------------
Long-term investments..................  $31,493,726   $53,348,854
Short-term investments.................         (355)           --
                                          ----------    ----------
Total..................................  $31,493,371   $53,348,854
                                          ==========    ==========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $53,348,854, of which $66,828,676 related to appreciated securities and $13,479,822 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $404,609,004.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(6,605,943) and $128,356,735 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:
---------------------------------------------------------

       For the Six Months Ended                           Dollar
            June 30, 1997                   Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     1,409,166   $ 34,049,904
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................       960,725     23,576,192
                                           ---------     ----------
Total issued..........................     2,369,891     57,626,096
Shares redeemed.......................    (2,556,054)   (64,232,039)
                                           ---------     ----------
Net decrease..........................      (186,163)  $ (6,605,943)
                                           =========     ==========
          ---------------------------------------------------------

---------------------------------------------------------

          For the Year Ended                              Dollar
          December 31, 1996                 Shares        Amount
     ---------------------------------------------------------
Shares sold...........................     3,897,758   $ 99,038,352
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     1,870,190     45,444,509
                                           ---------     ----------
Total issued..........................     5,767,948    144,482,861
Shares redeemed.......................      (639,891)   (16,126,126)
                                           ---------     ----------
Net increase..........................     5,128,057   $128,356,735
                                           =========     ==========
          ---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Global Bond Focus Fund's net annualized yield was 6.86%. The Fund's total investment return for the six-month period ended June 30, 1997 was -2.88%, based on a change in per share net asset value from $9.76 to $9.15, and assuming reinvestment of $0.326 per share income dividends.

  For the one-year period ended June 30, 1997, the Fund's annual total return was +2.30%. For the period since inception (July 1, 1993) through June 30, 1997, the Fund's average annual total return was +5.57%. The Fund's standardized 30-day yield as of June 30, 1997 was 5.68%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product (GDP) growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  The Fund closed the six-month period ended June 30, 1997 with its largest percentage of net assets invested in US assets over the past 24 months. With GDP growth in the third quarter of 1997 not expected to meet the pace of second quarter's 6.2% level, and with what we believe to be no inflationary pressures in sight within the economy, US investments appear very attractive. Interest rates dropped across the yield curve as the FRB put on hold any additional interest rate hikes during this six-month period. Our growing comfort with the possibility of no FRB action between now and year-end is reflected in the Fund's duration extension in June. At June 30, 1997, the Fund had an average life of
6.6 years, which is 28% longer than the unmanaged JP Morgan Global Government Bond Index. Our strategy is to take advantage of the very steep yield curve in the US market and invest in A-rated bank, insurance and finance securities which trade at attractive yield spreads over the Treasury curve.

  The US Government's surprise move to pay down additional debt as a result of record revenue streams (higher taxes collected) twice in the past three months, coupled with the unusually high amount of maturity in corporate and Government securities, should propel existing bonds to even higher price levels. Yield spreads of high-yield bonds relative to Government securities have narrowed to historical levels. With spreads this tight, even high-yielding assets in the market are being placed into Government securities as a temporary position.

  By June 30, 1997, the Fund's three largest regional positions were: United States, 30% of net assets; Australia, 12%; and Sweden, 9%. These compare to the unmanaged JP Morgan Global Government Bond Index weightings of 40%, 1% and 2%, respectively.

  The overweighting of Sweden represents our greater emphasis on high-yield Europe. The other two markets of Italy and Spain are at index weighting because of the significant narrowing each of these markets achieved in their convergence to German interest rates prior to the European Monetary Union. We believe that Sweden at 100 basis points (1.00%) over Germany still has enough room to narrow because of its very attractive fundamental eco-

--------------------------------------------------------------------------------

nomic composition. Core Europe is essentially not represented in the Fund because we believe the outlook for German recovery is still difficult to discern.

CURRENCY OUTLOOK

  We continue to expect the US dollar to trade higher against its major trading partners. With our investments concentrated more in the dollar and dollar bloc economies, hedging becomes less of a concern. As of June 30, 1997, our sterling positions are unhedged as that currency strengthens against the Deutschemark, which pulls sterling higher against the US dollar as well. The Swedish krona is in a similar position.

IN CONCLUSION

  We appreciate your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Sean J. Casey
Sean J. Casey
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                                FACE                                                      VALUE     PERCENT OF
    AMERICA          INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
CANADA          FOREIGN                                 Canadian Government
                GOVERNMENT                                Bonds:
                OBLIGATIONS         C$      350,000...    7% due 12/01/2006......  $   248,559   $   265,843       0.3%
                                            2,000,000     8% due 6/01/2023.......    1,632,355     1,643,349       2.1
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN CANADA        1,880,914     1,909,192       2.4
---------------------------------------------------------------------------------------------------------------------
UNITED STATES   BANKING                US$  1,600,000   JP Morgan Trust II, 7.95%
                                                          due 2/01/2027..........    1,585,648     1,601,632       2.0
                                            3,750,000   Mellon Capital II, 7.995%
                                                          due 1/15/2027..........    3,666,602     3,745,500       4.7
                                                                                   -----------   -----------     -----
                                                                                     5,252,250     5,347,132       6.7
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES          3,750,000   American Express Company,
                                                          6.75% due 6/23/2004....    3,743,400     3,719,175       4.7
                                            3,000,000   BT Institutional Capital
                                                          Trust, 8.09% due
                                                          12/01/2026 (c).........    3,022,730     2,909,010       3.7
                                                                                   -----------   -----------     -----
                                                                                     6,766,130     6,628,185       8.4
                ------------------------------------------------------------------------------------------------------
                GAMING                        500,000   ++Harrah's Jazz
                                                          Company, 4.25% due
                                                          11/15/2001.............      482,500       190,000       0.2
                ------------------------------------------------------------------------------------------------------
                INDUSTRIALS                 1,000,000   Philip Morris Cos., Inc.,
                                                          8.25% due 10/15/2003...    1,074,600     1,055,430       1.3
                ------------------------------------------------------------------------------------------------------
                SPECIAL SITUATIONS          1,000,000   AON Capital Trust, Series
                                                          A, 8.205% due
                                                          1/01/2027(c)...........    1,016,960     1,025,380       1.3
                                            6,150,000   PNC Institution Capital
                                                          Bank, 8.315% due
                                                          5/15/2027(c)...........    6,273,000     6,222,816       7.8
                                                                                   -----------   -----------     -----
                                                                                     7,289,960     7,248,196       9.1
                ------------------------------------------------------------------------------------------------------
                US GOVERNMENT                           US Treasury Notes:
                OBLIGATIONS                   250,000     5.875% due 11/15/1999..      248,398       248,398       0.3
                                            1,250,000     6.625% due 3/31/2002...    1,244,726     1,261,325       1.6
                                            1,500,000     6.625% due 5/15/2007...    1,507,500     1,512,420       1.9
                                                                                   -----------   -----------     -----
                                                                                     3,000,624     3,022,143       3.8
                ------------------------------------------------------------------------------------------------------
                UTILITIES                     233,382   +Tucson Electric Power
                                                          Co., 10.732%
                                                          due 1/01/2013..........      223,464       232,542       0.3
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN THE UNITED
                                                        STATES                      24,089,528    23,723,628      29.8
---------------------------------------------------------------------------------------------------------------------

                                         SHARES
                                          HELD              STOCKS & WARRANTS
 ---------------------------------------------------------------------------------------------------------------------
UNITED STATES   BROADCASTING &                      1   K-III Communications
                PUBLISHING                                Corp. (Non-Convertible
                                                          Preferred), Series B...           82            89       0.0
                ------------------------------------------------------------------------------------------------------
                BROADCASTING/CABLE              4,700   American Telecasting Inc.
                                                          (Warrants)(a)..........       11,222         1,880       0.0
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL STOCKS & WARRANTS
                                                        IN THE UNITED STATES            11,304         1,969       0.0
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN
                                                        NORTH AMERICA               25,981,746    25,634,789      32.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                               FACE                                                      VALUE     PERCENT OF
     BASIN           INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       FOREIGN               A$    8,400,000   Australian Government
                GOVERNMENT                                Bonds, 7.50% due
                OBLIGATIONS                               9/15/2009..............  $ 6,491,356   $ 6,492,921       8.2%
                                            4,650,000   New South Wales Treasury
                                                          Bond, 6.50% due
                                                          5/01/2006..............    3,284,797     3,330,607       4.2
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN AUSTRALIA     9,776,153     9,823,528      12.4
---------------------------------------------------------------------------------------------------------------------
JAPAN           BANKING               Y    65,000,000   Asian Development Bank,
                                                          5.625% due 2/18/2002...      750,697       668,999       0.8
                                           20,000,000   IBRD World Bank, 4.50%
                                                          due 6/20/2000..........      173,986       191,790       0.2
                                          190,000,000   World Bank, 4.50% due
                                                          3/20/2003..............    1,848,733     1,883,402       2.4
                                                                                   -----------   -----------     -----
                                                                                     2,773,416     2,744,191       3.4
                ------------------------------------------------------------------------------------------------------
                FOREIGN                    60,000,000   Republic of Finland,
                GOVERNMENT                                6% due 1/29/2002.......      654,914       619,027       0.8
                OBLIGATIONS
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN JAPAN         3,428,330     3,363,218       4.2
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     FOREIGN                NZ$  1,000,000   New Zealand Government
                GOVERNMENT                                Bond, 8% due
                OBLIGATIONS                               11/15/2006.............      724,611       723,649       0.9
                                            5,300,000   New Zealand Treasury
                                                          Bond, 8% due
                                                          4/15/2004..............    3,796,117     3,793,340       4.8
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN NEW
                                                        ZEALAND                      4,520,728     4,516,989       5.7
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     FOREIGN               Krw   3,500,000   Export-Import Bank Korea,
                GOVERNMENT                                7.125% due 9/20/2001...    3,521,000     3,515,750       4.4
                OBLIGATIONS
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN SOUTH
                                                        KOREA                        3,521,000     3,515,750       4.4
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN THE
                                                        PACIFIC BASIN               21,246,211    21,219,485      26.7
---------------------------------------------------------------------------------------------------------------------
    WESTERN
     EUROPE
 ---------------------------------------------------------------------------------------------------------------------
DENMARK         FOREIGN               Dkr   2,800,000   Denmark Government Bonds,
                GOVERNMENT                                8% due 5/15/2003.......      516,582       477,289       0.6
                OBLIGATIONS
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN DENMARK         516,582       477,289       0.6
---------------------------------------------------------------------------------------------------------------------
FRANCE          BANKING              Frf    1,500,000   Banque Nationale de Paris
                                                          (New York), 7.20% due
                                                          1/15/2007..............    1,478,385     1,491,150       1.9
                ------------------------------------------------------------------------------------------------------
                FOREIGN                     2,000,000   French Government B-Tan,
                GOVERNMENT                                7% due 10/12/2000......      420,453       373,919       0.5
                OBLIGATIONS
                                            2,300,000   French OAT, 7.25% due
                                                          4/25/2006..............      483,739       440,550       0.5
                                                                                   -----------   -----------     -----
                                                                                       904,192       814,469       1.0
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN FRANCE        2,382,577     2,305,619       2.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                               FACE                                                      VALUE     PERCENT OF
  (CONCLUDED)        INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
GERMANY         BANKING                DM   3,700,000   Rheinische Hypothebank,
                                                          6.875% due
                                                          6/18/2007(c)...........  $ 3,674,618   $ 3,699,630       4.7%
                ------------------------------------------------------------------------------------------------------
                FOREIGN                                 Bundesrepublic
                GOVERNMENT                              Deutschland:
                OBLIGATIONS                   625,000     7.50% due 11/11/2004...      452,947       404,604       0.5
                                              500,000     6.25% due 4/26/2006....      337,334       299,524       0.4
                                              450,000   Deutschland Republic,
                                                          6.75% due 4/22/2003....      311,821       280,985       0.3
                                            1,900,000   German Unity Fund, 8% due
                                                          1/21/2002..............    1,416,586     1,239,917       1.6
                                                                                   -----------   -----------     -----
                                                                                     2,518,688     2,225,030       2.8
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN GERMANY       6,193,306     5,924,660       7.5
---------------------------------------------------------------------------------------------------------------------
ITALY           FOREIGN                                 Buoni Poliennali del
                GOVERNMENT                                Tesoro
                OBLIGATIONS                               (Italian Government
                                                          Bonds):
                                     Lit  500,000,000     9.50% due 5/01/2001....      358,425       325,569       0.4
                                        1,700,000,000     8.50% due 8/01/2004....    1,100,515     1,094,436       1.4
                                          750,000,000   Government of Italy,
                                                          8.50% due 4/01/2004....      515,391       483,369       0.6
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN ITALY         1,974,331     1,903,374       2.4
---------------------------------------------------------------------------------------------------------------------
SPAIN           FOREIGN                                 Government of Spain:
                GOVERNMENT            Pta  75,000,000     10.10% due 2/28/2001...      650,217       588,693       0.7
                OBLIGATIONS               325,000,000     8% due 5/30/2004.......    2,512,109     2,456,095       3.1
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN SPAIN         3,162,326     3,044,788       3.8
---------------------------------------------------------------------------------------------------------------------
SWEDEN          FOREIGN                                 Government of Sweden:
                GOVERNMENT            Skr   8,500,000     10.25% due 5/05/2000...    1,411,881     1,243,689       1.6
                OBLIGATIONS                44,200,000     5.50% due 4/12/2002....    5,604,220     5,652,917       7.1
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN SWEDEN        7,016,101     6,896,606       8.7
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM  BANKING               L     1,100,000   Royal Bank of Scotland,
                                                          7.875% due 12/07/2006..    1,820,776     1,854,544       2.3
                ------------------------------------------------------------------------------------------------------
                FOREIGN                                 United Kingdom Treasury
                GOVERNMENT                              Gilt:
                OBLIGATIONS                   800,000     7% due 11/06/2001......    1,299,561     1,325,203       1.7
                                              300,000     8% due 6/10/2003.......      490,794       520,103       0.7
                                              530,000     8.50% due 12/07/2005...      945,081       958,071       1.2
                                              150,000     9% due 7/12/2011.......      252,238       289,611       0.4
                                              450,000     8% due 6/07/2021.......      795,378       823,653       1.0
                                                                                   -----------   -----------     -----
                                                                                     3,783,052     3,916,641       5.0
                ------------------------------------------------------------------------------------------------------
                                                        TOTAL FIXED-INCOME
                                                        INVESTMENTS IN THE UNITED
                                                        KINGDOM                      5,603,828     5,771,185       7.3
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN
                                                        WESTERN EUROPE              26,849,051    26,323,521      33.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          FACE                                                      VALUE     PERCENT OF
                                         AMOUNT           SHORT-TERM SECURITIES       COST        (NOTE 1a)   NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                           United States Treasury
OBLIGATIONS*                                              Bills(b):
                                       US$    400,000     5.02% due 8/21/1997....  $   397,155   $   397,128       0.5%
                                              100,000     5.09% due 8/21/1997....       99,286        99,282       0.1
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN
                                                        SHORT-TERM SECURITIES          496,441       496,410       0.6
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS............................  $74,573,449    73,674,205      92.7
                                                                                   ===========
                                    VARIATION MARGIN ON FINANCIAL FUTURES
                                    CONTRACTS**..................................                          0       0.0
                                    UNREALIZED DEPRECIATION ON FORWARD FOREIGN
                                    EXCHANGE CONTRACTS--NET***...................                   (107,886)     (0.1)
                                    OTHER ASSETS LESS LIABILITIES................                  5,888,779       7.4
                                                                                                 -----------     -----
                                    NET ASSETS...................................                $79,455,098     100.0%
                                                                                                 ===========     =====
---------------------------------------------------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

++ Non-income producing security.

* US Government Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

**Financial futures contracts sold as of June 30, 1997 were as follows:
--------------------------------------------------------------------------------

NUMBER OF                                          EXPIRATION                          VALUE
CONTRACTS           ISSUE           EXCHANGE          DATE                        (NOTES 1a & 1b)
-------------------------------------------------------------------------------------------------
    30        US Treasury Bonds       NYSE       September 1997                     $ 3,331,875
-------------------------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$3,331,875)                                                                  $ 3,331,875
                                                                                     ==========
-------------------------------------------------------------------------------------------------

***Forward foreign exchange contracts as of June 30, 1997 were as follows:
--------------------------------------------------------------------------------

                                                                                                     UNREALIZED
                                                                                             APPRECIATION (DEPRECIATION)
                  FOREIGN CURRENCY PURCHASED                     EXPIRATION DATE                      (NOTE 1b)
 ---------------------------------------------------------------------------------------------------------------------
A$   3,750,000.................................................     July 1997                         $   2,228
DM   27,261,680................................................     July 1997                          (174,974)
L    2,000,000.................................................     July 1997                            (7,516)
Skr  24,872,890................................................     July 1997                           (13,663)
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$25,200,740)                                                                   $(193,925)
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------------

                     FOREIGN CURRENCY SOLD
 ---------------------------------------------------------------------------------------------------------------------
A$   7,750,000.................................................     July 1997                         $  30,446
DM   14,730,800................................................     July 1997                            45,958
L    3,000,000.................................................     July 1997                           (50,610)
Lit  3,050,000,000.............................................     July 1997                            12,909
NZ$  6,642,228.................................................     July 1997                            39,029
Skr  24,872,890................................................     July 1997                             8,307
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$28,851,513)                                                                   $  86,039
                                                                                                      ---------
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET ON FORWARD FOREIGN EXCHANGE CONTRACTS                              $(107,886)
                                                                                                      =========

--------------------------------------------------------------------------------

+Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $233,000, representing 0.3% of net assets.
--------------------------------------------------------------------------------

                                                                                                                VALUE
ISSUE                                                                           ACQUISITION DATE     COST     (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
Tucson Electric Power Co., 10.732% due 1/01/2013..............................      8/19/1993      $ 223,464  $232,542
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              $ 223,464  $232,542
                                                                                                    ========  ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $74,573,449) (Note 1a)..........................                  $73,674,205
Cash......................................................................................                    2,284,765
Foreign cash (Note 1c)....................................................................                    2,650,738
Receivables:
  Securities sold.........................................................................   $3,617,044
  Interest................................................................................    1,324,008
  Capital shares sold.....................................................................       10,848
  Dividends...............................................................................        1,961       4,953,861
                                                                                             ----------
Deferred organization expenses (Note 1f)..................................................                        2,367
Prepaid registration fees and other assets (Note 1f)......................................                          641
                                                                                                            -----------
Total assets..............................................................................                   83,566,577
                                                                                                            -----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange contracts (Note 1b)...................                      107,886
Payables:
  Securities purchased....................................................................    3,927,159
  Investment adviser (Note 2).............................................................       40,715
  Forward foreign exchange contracts (Note 1b)............................................       29,893
  Capital shares redeemed.................................................................          105       3,997,872
                                                                                             ----------
Accrued expenses and other liabilities....................................................                        5,721
                                                                                                            -----------
Total liabilities.........................................................................                    4,111,479
                                                                                                            -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................                  $79,455,098
                                                                                                            ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized..............................                  $   868,822
Paid-in capital in excess of par..........................................................                   86,699,987
Accumulated investment loss--net..........................................................                     (315,589)
Accumulated realized capital loss on investments and foreign currency transactions--net
  (Note 5)................................................................................                   (6,769,431)
Unrealized depreciation on investments and foreign currency transactions--net.............                   (1,028,691)
                                                                                                            -----------
NET ASSETS--Equivalent to $9.15 per share based on 8,688,221 shares outstanding...........                  $79,455,098
                                                                                                            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $23,026 foreign withholding tax)....................                   $ 2,847,220
Dividends................................................................................                           114
                                                                                                            -----------
Total income.............................................................................                     2,847,334
                                                                                                            -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)........................................................   $   248,060
Custodian fees...........................................................................        22,620
Professional fees........................................................................        11,146
Accounting services (Note 2).............................................................         7,851
Pricing services.........................................................................         2,615
Transfer agent fees (Note 2).............................................................         2,491
Directors' fees and expenses.............................................................           829
Amortization of organization expenses (Note 1f)..........................................           654
Other....................................................................................           694
                                                                                            -----------
Total expenses...........................................................................                       296,960
                                                                                                            -----------
Investment income--net...................................................................                     2,550,374
                                                                                                            -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net.......................................................................    (2,862,026)
  Foreign currency transactions--net.....................................................    (2,676,715)     (5,538,741)
                                                                                            -----------
Change in unrealized appreciation/depreciation on:
  Investments--net.......................................................................       (23,084)
  Foreign currency transactions--net.....................................................        30,535           7,451
                                                                                            -----------     -----------
Net realized and unrealized loss on investments and foreign currency transactions........                    (5,531,290)
                                                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................                   $(2,980,916)
                                                                                                            ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX              FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                                 JUNE 30,             DECEMBER 31,
                     INCREASE (DECREASE) IN NET ASSETS:                            1997                   1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................................   $ 2,550,374            $ 6,880,110
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................................    (5,538,741)               830,715
Change in unrealized appreciation/depreciation on investments and foreign
  currency transactions--net................................................         7,451               (706,098)
                                                                               ------------           ------------
Net increase (decrease) in net assets resulting from operations.............    (2,980,916)             7,004,727
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net......................................................    (2,984,814)            (6,810,949)
                                                                               ------------           ------------
Net decrease in net assets resulting from dividends to shareholders.........    (2,984,814)            (6,810,949)
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net proceeds from issuance of capital shares................................    (8,369,082)            (6,069,072)
Net proceeds from issuance of capital shares resulting from
  reorganization............................................................            --             17,820,572
                                                                               ------------           ------------

Net increase (decrease) in net assets derived from capital share
  transactions..............................................................    (8,369,082)            11,751,500
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................................   (14,334,812)            11,945,278
Beginning of period.........................................................    93,789,910             81,844,632
                                                                               ------------           ------------
End of period*..............................................................   $79,455,098            $93,789,910
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income (loss)--net.................   $  (315,589)           $   118,851
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    FOR THE SIX    FOR THE YEAR ENDED DECEMBER 31,    FOR THE PERIOD
                                                    MONTHS ENDED                                     JULY 1, 1993+ TO
                                                      JUNE 30,      -----------------------------      DECEMBER 31,
     INCREASE (DECREASE) IN NET ASSET VALUE:           1997++      1996++      1995++       1994           1993
 -------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............     $   9.76     $  9.79     $  9.17     $ 10.38       $  10.00
                                                       -------     -------     -------     -------        -------
Investment income--net...........................          .28         .78         .85         .76            .25
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................         (.56)       (.03)        .61       (1.19)           .33
                                                       -------     -------     -------     -------        -------
Total from investment operations.................         (.28)        .75        1.46        (.43)           .58
                                                       -------     -------     -------     -------        -------
Less dividends and distributions:
  Investment income--net.........................         (.33)       (.78)       (.84)       (.76)          (.20)
  In excess of realized gain on
    investments--net.............................           --          --          --        (.02)            --
                                                       -------     -------     -------     -------        -------
Total dividends and distributions................         (.33)       (.78)       (.84)       (.78)          (.20)
                                                       -------     -------     -------     -------        -------
Net asset value, end of period...................     $   9.15     $  9.76     $  9.79     $  9.17       $  10.38
                                                       =======     =======     =======     =======        =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............       (2.88%)+++   8.02%      16.69%      (4.21%)         5.90%+++
                                                       =======     =======     =======     =======        =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................         .72%*       .69%        .68%        .75%           .94%*
                                                       =======     =======     =======     =======        =======
Investment income--net...........................        6.17%*      7.95%       8.99%       8.01%          6.20%*
                                                       =======     =======     =======     =======        =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........     $ 79,455     $93,790     $81,845     $75,150       $ 50,737
                                                       =======     =======     =======     =======        =======
Portfolio turnover...............................      366.09%     267.13%     132.57%     117.58%         54.80%
                                                       =======     =======     =======     =======        =======
-------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Commencement of Operations.
 ++ Based on average shares outstanding during the period.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Global Bond Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., earned $1,832 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $284,595,848 and $292,599,137, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:
---------------------------------------------------------

                                                      Realized
                                                        Gains       Unrealized
                                                      (Losses)        Losses
           ---------------------------------------------------------
Long-term investments.............................   $(2,569,656)   $  (899,213)
Short-term investments............................             6            (31)
Stock index futures contracts.....................      (292,376)            --
Foreign currency transactions.....................    (3,058,883)       (21,561)
Forward foreign exchange contracts................       382,168       (107,886)
                                                     -----------    -----------
Total.............................................   $(5,538,741)   $(1,028,691)
                                                     ===========    ===========
---------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $899,244, of which $515,865 related to appreciated securities and $1,415,109 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $74,573,449.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(8,369,082) and $11,751,500 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

                      ---------------------------------------------------------
For the Six Months Ended                                              Dollar
June 30, 1997                                          Shares         Amount
           ---------------------------------------------------------
Shares sold.......................................      104,613    $  1,092,633
Shares issued to shareholders in reinvestment of
 dividends........................................      324,048       2,984,814
                                                     ----------    ------------
Total issued......................................      428,661       4,077,447
Shares redeemed...................................   (1,349,591)    (12,446,529)
                                                     ----------    ------------
Net decrease......................................     (920,930)   $ (8,369,082)
                                                     ==========    ============
                      ---------------------------------------------------------

---------------------------------------------------------
For the Year Ended                                                    Dollar
December 31, 1996                                      Shares         Amount
---------------------------------------------------------
Shares sold.......................................      844,095    $  8,236,250
Shares issued to shareholders in reinvestment of
 dividends........................................      704,764       6,810,949
Shares issued resulting from reorganization.......    1,883,889      17,820,572
                                                     ----------    ------------
Total issued......................................    3,432,748      32,867,771
Shares redeemed...................................   (2,183,963)    (21,116,271)
                                                     ----------    ------------
Net increase......................................    1,248,785    $ 11,751,500
                                                     ==========    ============
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had net capital loss carryforward of approximately $514,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $742,000 and $409,000, respectively.

7. SUBSEQUENT EVENT:

On July 1, 1997, the Board of Directors declared a net investment income dividend of $.046265 per share payable on July 1, 1997 to shareholders of record as of June 30, 1997.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Global Strategy Focus Fund provided a total investment return of +14.60%, based on a change in per share net asset value from $13.87 to $15.06, and assuming reinvestment of $0.433 per share income dividends and $0.290 per share capital gains.

  For the one-year and five-year periods ended June 30, 1997, the Fund's average annual total returns were +24.67% and +11.32%, respectively. For the period since inception (February 28, 1992) through June 30, 1997, the Fund's average annual total return was +11.12%. (Total returns do not include the effects of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the period's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

PORTFOLIO MATTERS

  As of June 30, 1997, the asset allocation for Global Strategy Focus Fund was: foreign equities, 56% of net assets; US equities, 24%; foreign bonds, 14%; US bonds, 5%; and cash reserves, 1%.

  The major change in the portfolio during the six months ended June 30, 1997 was the reallocation of assets away from US stocks and bonds in favor of foreign equities and fixed-income securities. The proportion of funds allocated to securities outside the United States increased from 59% of net assets as of December 31, 1996 to 70% as of June 30, 1997. In increasing the foreign equity representation, we concentrated on laggard groups such as basic materials. New commitments in this sector included: Broken Hill Proprietary Co. Ltd. in Australia; Rio Tinto PLC in the United Kingdom; and Sasol Ltd. and De Beers Consolidated Mines Ltd. in South Africa. We also enlarged the Fund's commitment to Japan, where new positions included Amway Japan Ltd., Autobacs Seven Co., Ltd., Matsushita Electric Industries, Ltd. and Sony Corporation.

  Our increasingly cautious view of the US equity market reflected our concern that a slower US economy in coming months could lead to earnings disappointments. The largest concentration of assets was in the financial services, technology, energy and healthcare sectors. New positions in these sectors included Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services Inc. in insurance; MGIC Investment Corp. in financial services; Smith International, Inc. in oil services; and Tenet Healthcare Corp. in hospital management.

  As of June 30, 1997, our foreign bond exposure remained concentrated in Europe. Positions included obligations in the core markets of Germany and Denmark and the peripheral markets of Finland, Spain, Italy and Sweden. Positions are also maintained in the bond markets of the United Kingdom, Canada and Australia. As of June 30, 1997, we hedged our European bond and stock positions, the Japanese equity

--------------------------------------------------------------------------------

holdings and the positions in Australian stocks and bonds back into US dollars, given our expectation of further US dollar strength. As for the US bond commitment, the average duration was 6 years as of June 30, 1997. The duration was extended from 4 years as of late March, reflecting our belief that evidence of a slowdown in the US economy improves the reward/risk relationship for US fixed-income securities.

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                              VALUE       PERCENT OF
         INDUSTRY                  HELD                US STOCKS & WARRANTS           COST          (NOTE 1a)     NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
AEROSPACE                               40,000      United Technologies
                                                      Corp. ...................   $   1,654,646   $   3,320,000        0.4%
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                33,000      +USAir Group, Inc. ........       1,161,240       1,155,000        0.1
---------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                           69,900      +Hertz Corp. (Class A) ....       2,074,409       2,516,400        0.3
---------------------------------------------------------------------------------------------------------------------
BANKING                                 99,102      Banc One Corp. ............       4,328,829       4,800,229        0.5
                                        68,000      Bank of New York Co.,
                                                      Inc. ....................       1,780,938       2,958,000        0.3
                                        28,000      Bank of New York Co., Inc.
                                                      (Warrants)(a)............         210,563       3,157,000        0.3
                                        42,000      BankAmerica Corp. .........       2,153,156       2,711,625        0.3
                                        26,000      The Chase Manhattan
                                                      Corp. ...................       2,669,234       2,523,625        0.3
                                                                                   ------------    ------------     ------
                                                                                     11,142,720      16,150,479        1.7
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                       54,375      +Oracle Corp. .............       1,766,520       2,735,742        0.3
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                               64,000      duPont (E.I.) de Nemours &
                                                      Co. .....................       3,487,086       4,024,000        0.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT               118,000      +WorldCom, Inc. ...........       2,949,906       3,768,625        0.4
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                      135,200      First Data Corp. ..........       4,788,088       5,940,350        0.6
                                        11,500      +Microsoft Corp. ..........       1,184,334       1,454,031        0.2
                                                                                   ------------    ------------     ------
                                                                                      5,972,422       7,394,381        0.8
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                       98,500      +BMC Software, Inc. .......       3,693,343       5,454,437        0.6
                                        75,100      Computer Associates
                                                      International, Inc. .....       3,058,837       4,182,131        0.4
                                                                                   ------------    ------------     ------
                                                                                      6,752,180       9,636,568        1.0
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                               74,500      +Cabletron Systems,
                                                      Inc. ....................       2,570,053       2,109,281        0.2
                                        52,000      +Compaq Computer Corp. ....       3,863,668       5,161,000        0.6
                                        23,000      International Business
                                                      Machines Corp. ..........       1,263,803       2,074,313        0.2
                                                                                   ------------    ------------     ------
                                                                                      7,697,524       9,344,594        1.0
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                           48,800      AlliedSignal Inc. .........       3,564,585       4,099,200        0.4
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                             133,100      +Owens-Illinois, Inc. .....       3,855,558       4,126,100        0.4
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                   112,000      Sunbeam Corp. Inc. ........       4,261,918       4,228,000        0.5
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                   34,000      Intel Corporation..........       4,701,353       4,813,125        0.5
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                      75,500      American Express Company...       3,645,482       5,624,750        0.6
                                       116,000      MGIC Investment Corp. .....       4,424,013       5,560,750        0.6
                                                                                   ------------    ------------     ------
                                                                                      8,069,495      11,185,500        1.2
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                        67,400      The Black & Decker
                                                      Corporation..............       2,259,513       2,506,438        0.3
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                     70,000      +Oxford Health Plans
                                                      Inc. ....................       4,358,087       5,022,500        0.6
                                       165,000      +Tenet Healthcare Corp. ...       4,311,798       4,877,813        0.5
                                                                                   ------------    ------------     ------
                                                                                      8,669,885       9,900,313        1.1
---------------------------------------------------------------------------------------------------------------------
INSURANCE                               47,000      Aetna Inc. ................       3,553,757       4,811,625        0.5
                                        67,200      Allstate Corp. ............       2,914,196       4,905,600        0.5
                                        30,900      +Hartford Life (Class A)...       1,002,795       1,158,750        0.1
                                        37,300      Nationwide Financial
                                                      Services Inc. ...........         886,997         990,781        0.1
                                        85,000      Travelers Group, Inc. .....       4,514,064       5,360,313        0.6
                                        12,900      Travelers Property Casualty
                                                      Corp., Class A...........         499,238         514,388        0.1
                                       120,000      UNUM Corporation...........       3,807,756       5,040,000        0.5
                                                                                   ------------    ------------     ------
                                                                                     17,178,803      22,781,457        2.4
---------------------------------------------------------------------------------------------------------------------
LEISURE                                177,000      Brunswick Corporation......       4,422,151       5,531,250        0.6
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                       51,177      TCI Pacific Communications
                                                      (Convertible
                                                      Preferred)...............       4,633,648       5,245,643        0.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                              VALUE       PERCENT OF
         INDUSTRY                  HELD                US STOCKS & WARRANTS           COST          (NOTE 1a)     NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
MACHINERY                               93,000      +American Standard
                                                      Companies, Inc. .........   $   3,045,606   $   4,161,750        0.5%
                                        95,100      Ingersoll-Rand Co. ........       4,280,462       5,872,425        0.6
                                                                                   ------------    ------------     ------
                                                                                      7,326,068      10,034,175        1.1
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                            106,000      Enron Corp. ...............       3,985,927       4,326,125        0.5
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                   53,600      IMC Global, Inc. ..........       2,032,587       1,876,000        0.2
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                           144,000      Dresser Industries,
                                                      Inc. ....................       3,182,337       5,364,000        0.6
                                        17,000      Schlumberger Ltd. .........       1,433,923       2,125,000        0.2
                                        56,800      +Smith International,
                                                      Inc. ....................       2,600,351       3,450,600        0.4
                                                                                   ------------    ------------     ------
                                                                                      7,216,611      10,939,600        1.2
---------------------------------------------------------------------------------------------------------------------
PAPER                                   95,000      Kimberly-Clark Corp. ......       3,646,050       4,726,250        0.5
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                               32,900      Pennzoil Co. ..............       1,430,640       2,525,075        0.3
                                        80,000      Unocal Corp. ..............       2,671,702       3,105,000        0.3
                                                                                   ------------    ------------     ------
                                                                                      4,102,342       5,630,075        0.6
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                         44,400      Abbott Laboratories........       1,825,798       2,963,700        0.3
                                        72,000      American Home Products
                                                      Corporation..............       4,236,405       5,508,000        0.6
                                        43,000      Merck & Co., Inc. .........       2,595,765       4,450,500        0.5
                                                                                   ------------    ------------     ------
                                                                                      8,657,968      12,922,200        1.4
---------------------------------------------------------------------------------------------------------------------
RAILROADS                               39,000      Burlington Northern Santa
                                                      Fe Inc. .................       3,386,514       3,505,125        0.4
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT                 115,000      Prentiss Properties
                                                      Trusts...................       2,348,760       2,946,875        0.3
TRUSTS                                  92,550      Starwood Lodging Trust.....       2,448,662       3,950,728        0.4
                                                                                   ------------    ------------     ------
                                                                                      4,797,422       6,897,603        0.7
---------------------------------------------------------------------------------------------------------------------
RETAIL                                  93,000      Sears, Roebuck & Co. ......       4,162,622       4,998,750        0.5
---------------------------------------------------------------------------------------------------------------------
RETAIL--DRUG STORES                    116,105      Rite Aid Corp. ............       3,762,904       5,790,737        0.6
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                      84,000      +Airtouch Communications,
                                                      Inc. ....................       2,358,626       2,299,500        0.3
---------------------------------------------------------------------------------------------------------------------
TOBACCO                                 51,000      Philip Morris Companies,
                                                      Inc. ....................       1,648,777       2,263,125        0.2
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                       136,100      Carnival Corp. (Class A)...       3,924,225       5,614,125        0.6
---------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS              191,300      Edison International.......       3,659,395       4,758,587        0.5
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                          77,000      El Paso Natural Gas Co. ...       3,924,651       4,235,000        0.5
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL US STOCKS & WARRANTS      174,868,251     225,279,792       24.2
---------------------------------------------------------------------------------------------------------------------
          COUNTRY                                        FOREIGN STOCKS++
   ---------------------------------------------------------------------------------------------------------------------
ARGENTINA                              355,900      Yacimientos Petroliferos
                                                      Fiscales S.A. (YPF)
                                                      (ADR)* (21)..............       8,033,094      10,943,925        1.2
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                              713,000      Broken Hill Proprietary Co.
                                                      Ltd. (40)................       9,381,161      10,411,589        1.1
---------------------------------------------------------------------------------------------------------------------
BRAZIL                              13,950,000      Companhia Cervejaria Brahma
                                                      S.A. PN (Preferred)
                                                      (34).....................       7,955,613      10,626,103        1.1
                                        75,700      Telecomunicacoes
                                                      Brasileiras S.A.--
                                                      Telebras (ADR)* (27).....       4,691,014      11,487,475        1.2
                                       138,300      +Unibanco Holdings
                                                      (ADR)* (3)...............       4,668,104       5,134,388        0.6
                                                                                   ------------    ------------     ------
                                                                                     17,314,731      27,247,966        2.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                              VALUE       PERCENT OF
          COUNTRY                  HELD                  FOREIGN STOCKS++             COST          (NOTE 1a)     NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
CANADA                                 401,600      Canadian Pacific, Ltd. (48)... $   8,048,765  $  11,420,500        1.2%
                                       273,200      +Imax Corporation (13).....       4,335,930       6,659,250        0.7
                                       185,800      Magna International Inc.
                                                      (Class A) (1)............       8,723,375      11,182,837        1.2
                                       122,100      Potash Corp. of
                                                      Saskatchewan, Inc.
                                                      (35).....................       9,074,783       9,165,131        1.0
                                                                                   ------------    ------------     ------
                                                                                     30,182,853      38,427,718        4.1
---------------------------------------------------------------------------------------------------------------------
FINLAND                                250,000      +Amer Group Ltd. (10)......       4,544,192       4,580,167        0.5
                                       132,000      Finnlines OY (36)..........       2,486,828       4,047,518        0.4
                                       115,000      Orion-Yhtymae OY (22)......       4,516,917       4,335,731        0.5
                                       409,900      UPM-Kymmene OY (38)........       8,516,525       9,485,864        1.0
                                                                                   ------------    ------------     ------
                                                                                     20,064,462      22,449,280        2.4
---------------------------------------------------------------------------------------------------------------------
FRANCE                                 236,000      Scor S.A. (16).............       8,948,438       9,504,434        1.0
                                       126,500      +SGS-Thomson
                                                      Microelectronics N.V. (NY
                                                      Registered Shares) (51)..       4,655,571      10,120,000        1.1
                                       545,000      Usinor-Sacilor S.A. (40)...       8,643,115       9,833,359        1.1
                                                                                   ------------    ------------     ------
                                                                                     22,247,124      29,457,793        3.2
---------------------------------------------------------------------------------------------------------------------
GERMANY                                 13,500      Henkel KGaA (9)............         600,048         716,602        0.1
                                       121,500      Henkel KGaA
                                                      (Preferred) (9)..........       5,163,053       6,902,617        0.7
                                        24,900      Mannesmann AG (17).........       7,578,765      11,102,548        1.2
                                       176,500      Siemens AG (12)............       8,419,829      10,488,107        1.1
                                                                                   ------------    ------------     ------
                                                                                     21,761,695      29,209,874        3.1
---------------------------------------------------------------------------------------------------------------------
HONG KONG                              404,600      HSBC Holdings PLC (3)......       6,668,545      12,169,128        1.3
---------------------------------------------------------------------------------------------------------------------
INDONESIA                              313,380      P.T. Indonesian Satellite
                                                      Corp. (ADR)* (27)........       9,998,585       9,381,814        1.0
---------------------------------------------------------------------------------------------------------------------
ITALY                                  750,000      Arnoldo Mondadori Editore
                                                      S.p.A. (23)..............       6,327,223       4,332,098        0.5
                                     1,161,800      Danieli & Company (17).....       4,276,177       4,066,061        0.4
                                       143,000      Gucci Group N.V. (ADR)*
                                                      (29).....................      10,378,120       9,205,625        1.0
                                                                                   ------------    ------------     ------
                                                                                     20,981,520      17,603,784        1.9
---------------------------------------------------------------------------------------------------------------------
JAPAN                                  131,000      Amway Japan Ltd. (46)......       5,024,087       4,440,290        0.5
                                        62,000      Autobacs Seven Co.,
                                                      Ltd. (46)................       4,284,932       4,917,970        0.5
                                       424,000      Bridgestone Corporation
                                                      (47).....................       7,463,165       9,852,712        1.1
                                       314,000      Canon, Inc. (12)...........       5,242,497       8,558,400        0.9
                                       803,000      Maeda Corp. (4)............       7,177,535       4,510,605        0.5
                                       570,000      Matsushita Electric
                                                      Industries, Ltd. (12)....       8,772,630      11,502,577        1.2
                                       440,000      Matsushita Electric Works,
                                                      Ltd. (12)................       5,008,320       4,996,942        0.5
                                     1,395,000      Mitsubishi Electric
                                                      Corp. (11)...............       9,130,689       7,811,610        0.8
                                     1,451,000      Mitsubishi Heavy Industry,
                                                      Ltd. (8).................      10,315,664      11,142,037        1.2
                                       809,000      Mitsui-Soko Co., Ltd.
                                                      (42).....................       6,794,019       5,646,816        0.6
                                       906,000      Okumura Corp. (4)..........       6,730,420       4,804,246        0.5
                                       124,000      Rohm Company, Ltd. (12)....       7,059,616      12,782,388        1.4
                                       120,000      Sony Corporation (12)......       8,809,983      10,472,613        1.1
                                       808,000      Tokio Marine and Fire
                                                      Insurance Co., Ltd.
                                                      (16).....................       9,454,210      10,587,927        1.1
                                     1,311,000      Toray Industries Ltd.
                                                      (28).....................       8,509,966       9,356,923        1.0
                                                                                   ------------    ------------     ------
                                                                                    109,777,733     121,384,056       12.9
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                  SHARES                                                              VALUE       PERCENT OF
          COUNTRY                  HELD                  FOREIGN STOCKS++             COST          (NOTE 1a)     NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
MEXICO                                 555,400      Grupo Carso, S.A. de C.V.
                                                      (ADR)* (18)..............   $   7,690,826   $   7,497,900        0.8%
                                       342,000      Panamerican Beverages, Inc.
                                                      (Class A) (34)...........       7,114,640      11,243,250        1.2
                                       225,000      Telefonos de Mexico, S.A.
                                                      de C.V. (Telmex) (ADR)*
                                                      (27).....................       8,575,626      10,743,750        1.2
                                                                                   ------------    ------------     ------
                                                                                     23,381,092      29,484,900        3.2
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS                            544,000      ABN-AMRO Holdings (3)......       7,835,801      10,152,152        1.1
                                           466      ABN-AMRO Holdings
                                                      N.V. (Convertible
                                                      Preferred) (3)...........          15,383          33,265        0.0
                                                                                   ------------    ------------     ------
                                                                                      7,851,184      10,185,417        1.1
---------------------------------------------------------------------------------------------------------------------
NORWAY                                 641,000      Color Line ASA (36)........       2,499,223       2,888,452        0.3
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES                          3,245,000      San Miguel Corp.
                                                      (Class B) (34)...........       9,433,294       8,558,918        0.9
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                           248,000      De Beers Consolidated
                                                      Mines Ltd. (ADR)*(35)....       8,396,127       9,145,000        1.0
                                       810,000      Sasol Ltd. (10)............       9,525,964      10,629,687        1.1
                                                                                   ------------    ------------     ------
                                                                                     17,922,091      19,774,687        2.1
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                            183,363      +Hyundai Engineering &
                                                      Construction Co., Ltd.
                                                      (GDR)** (b) (44).........       2,353,218         756,372        0.1
---------------------------------------------------------------------------------------------------------------------
SPAIN                                  238,000      Repsol S.A. (ADR)* (21)....       7,749,030      10,100,125        1.1
---------------------------------------------------------------------------------------------------------------------
SWEDEN                                 454,100      Bure Investment
                                                      Aktiebolaget (45)........       3,955,365       5,726,615        0.6
                                       214,600      +Castellum AB (24).........       1,439,624       1,609,902        0.2
                                         4,300      Perstorp, AB (Class B)
                                                      (9)......................          76,145          76,196        0.0
                                       278,000      Sparbanken Sverige AB
                                                      (Class A) (3)............       3,575,154       6,184,650        0.7
                                                                                   ------------    ------------     ------
                                                                                      9,046,288      13,597,363        1.5
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND                              7,700      BBC Brown Boveri & Cie AG
                                                      (11).....................       7,543,607      11,673,870        1.3
                                         7,000      Novartis AG (22)...........       6,960,585      11,208,067        1.2
                                         1,000      Roche Holding AG (22)......       8,400,244       9,058,791        1.0
                                                                                   ------------    ------------     ------
                                                                                     22,904,436      31,940,728        3.5
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                         801,000      Boots Company PLC (49).....       7,746,777       9,384,384        1.0
                                     2,248,100      British Steel PLC (50).....       6,083,975       5,589,192        0.6
                                     1,012,400      +Grand Metropolitan PLC
                                                      (34).....................       7,201,806       9,731,331        1.1
                                       783,900      Imperial Chemical
                                                      Industries PLC (43)......      10,154,513      10,872,238        1.2
                                     1,498,900      LucasVarity PLC (1)........       5,164,432       5,184,755        0.6
                                       560,000      Rio Tinto PLC (40).........       8,358,161       9,745,845        1.1
                                     2,085,000      Vodafone Group PLC (27)....       7,541,528      10,159,350        1.1
                                                                                   ------------    ------------     ------
                                                                                     52,251,192      60,667,095        6.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL FOREIGN STOCKS            431,802,551     516,640,984       55.6
---------------------------------------------------------------------------------------------------------------------
                                   FACE
                                  AMOUNT                  FOREIGN BONDS++
   ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                     A$     7,500,000      Government of
                                                      Australia, 7.50% due
                                                      7/15/2005 (15)...........       5,794,948       5,809,000        0.6
---------------------------------------------------------------------------------------------------------------------
CANADA                        C$     7,350,000      Canadian Government Bonds,
                                                      7% due 12/01/2006 (15)...       5,583,958       5,582,697        0.6
---------------------------------------------------------------------------------------------------------------------
DENMARK                      Dkr    72,500,000      Government of Denmark,
                                                      7% due 11/15/2007 (15)...      11,582,614      11,478,046        1.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                   FACE                                                               VALUE       PERCENT OF
          COUNTRY                 AMOUNT                  FOREIGN BONDS++             COST          (NOTE 1a)     NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
FINLAND                       Fim   55,000,000      Finnish Government Bonds,
                                                      7.25% due 4/18/2006
                                                      (15).....................   $  12,170,983   $  11,507,531        1.2%
---------------------------------------------------------------------------------------------------------------------
GERMANY
                                                    Bundesrepublik Deutschland
                                                      (15):
                              DM     6,500,000        7.125% due 12/20/2002....       4,514,124       4,124,699        0.5
                                     7,900,000        6.50% due 10/14/2005.....       5,092,717       4,812,263        0.5
                                    50,930,000        6% due 1/04/2007.........      30,216,011      29,974,640        3.2
                                     7,550,000      Treuhandanstalt, 6.875% due
                                                      6/11/2003 (15)...........       5,020,900       4,744,204        0.5
                                                                                   ------------    ------------     ------
                                                                                     44,843,752      43,655,806        4.7
---------------------------------------------------------------------------------------------------------------------
ITALY                       Lit 19,265,000,000      Buoni Poliennali del Tesoro
                                                      (Italian Government
                                                      Bonds), 8.50% due
                                                      1/01/2004 (15)...........      11,853,145      12,403,664        1.3
---------------------------------------------------------------------------------------------------------------------
SPAIN                        Pta 1,670,000,000      Spanish Government Bonds,
                                                      7.90% due 2/28/2002
                                                      (15).....................      13,081,909      12,420,944        1.3
---------------------------------------------------------------------------------------------------------------------
SWEDEN
                                                    Government of Sweden (15):
                             Skr    41,300,000        10.25% due 5/05/2000.....       7,052,190       6,042,864        0.7
                                    48,800,000        8% due 8/15/2007.........       6,934,396       6,935,667        0.8
                                                                                   ------------    ------------     ------
                                                                                     13,986,586      12,978,531        1.5
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               L      11,000,000      United Kingdom Treasury
                                                      Gilt, 7.25% due
                                                      12/07/2007 (15)..........      18,207,288      18,504,513        2.0
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL FOREIGN BONDS             137,105,183     134,340,732       14.4
---------------------------------------------------------------------------------------------------------------------
                                                     US GOVERNMENT OBLIGATIONS
   ---------------------------------------------------------------------------------------------------------------------
                                                    US Treasury Notes:
                              US$   10,000,000        6.50% due 5/31/2002......      10,073,125      10,040,600        1.1
                                    12,000,000        6.625% due 5/15/2007.....      12,063,750      12,099,360        1.3
                                    20,000,000        6.625% due 2/15/2027.....      19,090,625      19,568,800        2.1
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL US GOVERNMENT
                                                    OBLIGATIONS                      41,227,500      41,708,760        4.5
---------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS..................................   $ 785,003,485     917,970,268       98.7
                                                                                   ============
                            UNREALIZED APPRECIATION ON FORWARD FOREIGN
                            EXCHANGE CONTRACTS+++..............................                       1,907,449        0.2
                            OTHER ASSETS LESS LIABILITIES......................                      10,145,950        1.1
                                                                                                   ------------     ------
                            NET ASSETS.........................................                   $ 930,023,667      100.0%
                                                                                                   ============     ======
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Global Depositary Receipts (GDR).

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  + Non-Income producing securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------
++ Corresponding industry groups for foreign stocks and bonds:

 (1) Auto--Parts                    (24) Real Estate                  (47) Tire & Rubber
 (2) Automotive Equipment           (25) Retail Stores                (48) Natural Resources
 (3) Banking                        (26) Shipping                     (49) Merchandising
 (4) Building & Construction        (27) Telecommunications           (50) Steel
 (5) Building Materials             (28) Textiles                     (51) Semiconductor Capital Equipment
 (6) Business & Public Service      (29) Textiles & Apparel
 (7) Business Publishing            (30) Trading
 (8) Capital Goods                  (31) Utilities
 (9) Chemicals                      (32) Utilities--Electric
(10) Diversified                    (33) Financial Services
(11) Electrical Equipment           (34) Beverages
(12) Electronics                    (35) Mining
(13) Entertainment & Leisure        (36) Transportation
(14) Glass                          (37) Communications Equipment
(15) Government (Bonds)             (38) Paper & Forest Products
(16) Insurance                      (39) Industrial Components
(17) Machinery & Equipment          (40) Metals
(18) Multi-Industry                 (41) Photography
(19) Natural Gas                    (42) Warehouse & Storage
(20) Packaging                      (43) Oil--Integrated
(21) Petroleum                      (44) Engineering & Construction
(22) Pharmaceutical                 (45) Investment Management
(23) Printing & Publishing          (46) Retailers

+++ Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

------------------------------------------------------
                                          UNREALIZED
                                         APPRECIATION
      FOREIGN            EXPIRATION     (DEPRECIATION)
   CURRENCY SOLD            DATE          (NOTE 1b)
------------------------------------------------------
A$        19,500,000    July 1997         $   40,092
Chf       45,700,000    July 1997            566,771
DM       138,700,000    July 1997            909,836
Dkr       77,300,000    July 1997             77,950
Fim      173,000,000    July 1997            143,949
Frf      162,400,000    July 1997            267,449
L         49,000,000    August 1997          211,481
Lit   53,400,000,000    July 1997            230,806
Pta    3,270,000,000    July 1997            309,203
Skr      190,000,000    July 1997             88,968
Y     13,370,000,000    July 1997           (939,056)
------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (US$
COMMITMENT--$476,852,759)                 $1,907,449
                                        ===============
------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $785,003,485) (Note 1a)..........................                $ 917,970,268
Cash.......................................................................................                    2,565,986
Unrealized appreciation on forward foreign exchange contracts
  (Note 1b)................................................................................                    1,907,449
Foreign cash (Note 1c).....................................................................                      379,875
Receivables:
  Securities sold..........................................................................  $ 5,370,630
  Interest.................................................................................    4,142,889
  Dividends................................................................................    2,276,531
  Capital shares sold......................................................................       15,359      11,805,409
                                                                                              ----------
Prepaid expenses and other assets..........................................................                        3,600
                                                                                                            ------------
Total assets...............................................................................                  934,632,587
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................    3,535,195
  Investment adviser (Note 2)..............................................................      507,637
  Forward foreign exchange contracts (Note 1b).............................................      252,698
  Capital shares redeemed..................................................................      203,352       4,498,882
                                                                                              ----------
Accrued expenses and other liabilities.....................................................                      110,038
                                                                                                            ------------
Total liabilities..........................................................................                    4,608,920
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................                $ 930,023,667
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 200,000,000 shares authorized...............................                $   6,177,367
Paid-in capital in excess of par...........................................................                  730,994,892
Undistributed investment income--net.......................................................                   13,590,158
Undistributed realized capital gains on investments and foreign currency
  transactions--net........................................................................                   44,469,010
Unrealized appreciation on investments and foreign currency transactions--net..............                  134,792,240
                                                                                                            ------------
NET ASSETS--Equivalent to $15.06 per share based on 61,773,674 shares outstanding..........                $ 930,023,667
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $26,469 foreign withholding tax)...................                   $   5,325,610
Dividends (net of $905,309 foreign withholding tax).....................................                       9,789,601
                                                                                                            ------------
Total income............................................................................                      15,115,211
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).......................................................   $  2,839,816
Custodian fees..........................................................................        152,541
Accounting services (Note 2)............................................................         86,099
Professional fees.......................................................................         54,342
Directors' fees and expenses............................................................          7,389
Pricing services........................................................................          6,258
Transfer agent fees (Note 2)............................................................          2,330
Other...................................................................................         29,132
                                                                                            -----------
Total expenses..........................................................................                       3,177,907
                                                                                                            ------------
Investment income--net..................................................................                      11,937,304
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net......................................................................     37,880,171
  Foreign currency transactions--net....................................................      6,784,603       44,664,774
                                                                                            -----------
Change in unrealized appreciation/depreciation on:
  Investments--net......................................................................     59,108,273
  Foreign currency transactions--net....................................................      4,600,961       63,709,234
                                                                                            -----------     ------------
Net realized and unrealized gain on investments and foreign currency transactions.......                     108,374,008
                                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                   $ 120,311,312
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE SIX       FOR THE
                                                                                       MONTHS ENDED     YEAR ENDED
                                                                                         JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         1997            1996
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net..............................................................   $11,937,304     $15,340,737
Realized gain on investments and foreign currency transactions--net.................    44,664,774      60,957,413
Change in unrealized appreciation/depreciation on investments and foreign currency
  transactions--net.................................................................    63,709,234      24,598,652
                                                                                       ------------    ------------
Net increase in net assets resulting from operations................................   120,311,312     100,896,802
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net..............................................................   (18,926,819)    (12,699,527)
Realized gain on investments--net...................................................   (26,410,839)             --
                                                                                       ------------    ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders......................................................................   (45,337,658)    (12,699,527)
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share transactions.......   (15,152,805)    241,763,930
                                                                                       ------------    ------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets........................................................    59,820,849     329,961,205
Beginning of period.................................................................   870,202,818     540,241,613
                                                                                       ------------    ------------
End of period*......................................................................   $930,023,667    $870,202,818
                                                                                       ============    ============
-------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net..............................................   $13,590,158     $20,579,673
                                                                                       ============    ============
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             FOR THE SIX
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED    MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.         JUNE 30,     --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          1997         1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................     $  13.87     $  12.55    $  11.73    $  12.17    $  10.22
                                                               --------     --------    --------    --------    --------
Investment income--net....................................          .19          .28         .39         .30         .16
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................         1.72         1.33         .82        (.48)       1.96
                                                               --------     --------    --------    --------    --------
Total from investment operations..........................         1.91         1.61        1.21        (.18)       2.12
                                                               --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................         (.30)        (.29)       (.39)       (.21)       (.17)
  Realized gain on investments--net.......................         (.42)          --          --+       (.04)         --
  In excess of realized gain on investments--net..........           --           --          --        (.01)         --
                                                               --------     --------    --------    --------    --------
Total dividends and distributions.........................         (.72)        (.29)       (.39)       (.26)       (.17)
                                                               --------     --------    --------    --------    --------
Net asset value, end of period............................     $  15.06     $  13.87    $  12.55    $  11.73    $  12.17
                                                               ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................       14.60%+++    13.17%      10.60%      (1.46%)     21.03%
                                                               ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................         .73%*        .71%        .72%        .77%        .88%
                                                               ========     ========    ========    ========    ========
Investment income--net....................................        2.73%*       2.68%       3.33%       2.85%       2.41%
                                                               ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................     $930,024     $870,203    $540,242    $515,407    $269,627
                                                               ========     ========    ========    ========    ========
Portfolio turnover........................................       64.70%      173.44%      27.23%      21.03%      17.07%
                                                               ========     ========    ========    ========    ========
Average commission rate paid++............................     $  .0109     $  .0143          --          --          --
                                                               ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses.
+ Amount is less than $.01 per share.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.
Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $20,824 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $515,026,775 and $539,273,813, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

---------------------------------------------------------

                                  REALIZED      UNREALIZED
                                   GAINS           GAINS
                                  (LOSSES)       (LOSSES)
 ---------------------------------------------------------
Long-term investments.........  $ 37,879,716   $ 132,966,783
Short-term investments........           455              --
Foreign currency
  transactions................    (7,019,197)        (81,992)
Forward foreign exchange
  contracts...................    13,803,800       1,907,449
                                 -----------    ------------
Total.........................  $ 44,664,774   $ 134,792,240
                                 ===========    ============
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $132,966,783, of which $152,478,261 related to appreciated securities and $19,511,478 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $785,003,485.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(15,152,805) and $241,763,930 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------
            FOR THE SIX MONTHS ENDED                                DOLLAR
                 JUNE 30, 1997                      SHARES          AMOUNT
---------------------------------------------------------
Shares sold.....................................      537,967       $7,723,579
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    3,479,482       45,337,658
                                                   ----------     ------------
Total issued....................................    4,017,449       53,061,237
Shares redeemed.................................  (4,967,078)     (68,214,042)
                                                   ----------     ------------
Net decrease....................................    (949,629)    $(15,152,805)
                                                   ==========     ============
---------------------------------------------------------

---------------------------------------------------------
               FOR THE YEAR ENDED                                   DOLLAR
               DECEMBER 31, 1996                    SHARES          AMOUNT
---------------------------------------------------------
Shares sold.....................................    1,190,964      $14,964,723
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    1,034,164       12,699,527
Shares issued resulting from reorganization.....   23,634,508      294,328,812
                                                  -----------     ------------
Total issued....................................   25,859,636      321,993,062
Shares redeemed.................................  (6,200,613)     (80,229,132)
                                                  -----------     ------------
Net increase....................................   19,659,023     $241,763,930
                                                  ===========     ============
---------------------------------------------------------

5. COMMITMENTS:

At June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $76,000 and $2,056,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Global Utility Focus Fund's total investment return was +10.70%, based on a change in per share net asset value from $12.19 to $13.28, and assuming reinvestment of $0.194 per share income dividends.

  For the one-year period ended June 30, 1997, the Fund's annual total return was +17.59%. For the period since inception (July 1, 1993) through June 30, 1997, the Fund's average annual total return was +11.04%. (Total returns do not include the effect of insurance-related fees and expenses).

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  The performance of various countries and regions continued to diverge during the six-month period ended June 30, 1997. For most of the six-month period, Europe was the best-performing region for utility investments with countries such as Italy and Spain performing strongly. In May, investor sentiment briefly shifted from Europe to Japan. The major political changes which occurred as a result of elections in both the United Kingdom and France appeared to be a key reason for the European region's stock market's declining from previous highs. Moreover, after the Japanese stock market's prolonged underperformance, investors began to view this market as an attractive investment area. This shift in sentiment in the month of May did not carry over into June, as once again Europe became the best-performing region for utility investments. The US-based utility market remained volatile during the six-month period as long-term interest rates fluctuated around the 7% level.

  As of June 30, 1997, 97.6% of the Fund's net assets was invested in equities, with 48.7% invested in US-based utility equities and 48.9% invested in foreign utility equities. We held positions in 23 countries, including the United States. The top five non-US countries in order of market values were Spain, Italy, the United Kingdom, Chile and Brazil. In total, these five markets accounted for 27.3% of net assets. On a regional basis, North America had the largest weighting because of our significant position in the United States. Europe was the second-largest region accounting for 27.9% of net assets.

  During the six-month period ended June 30, 1997, the most notable shifts in the composition of the Fund's portfolio were the elimination of a very modest holding in bonds (1.4% of net assets as of December 31, 1996) and the continued reduction of US-based utility stocks in favor of foreign utility stocks. Finally, the Fund remained nearly fully invested throughout the period, as we maintained our cash position in the range of 2%-3% of net assets.

  During the first half of 1997 we made several transactions. For the most part, these transactions were partial sales to capture stock price appreciation and to raise capital for new purchases such as Electricidad de Portugal, S.A. and KN Energy, Inc. We eliminated our position in NCR Corp., which we received as a spin-off from AT&T Corp., since the company

--------------------------------------------------------------------------------

did not fit the investment strategy of the Fund.
We eliminated two positions, Tata Electric Companies and The Hong Kong & China Gas Co., Ltd., as the fundamental outlooks for these companies deteriorated.

  Looking ahead, there continues to be greater utility investment opportunities abroad than in the United States. However, several of the US-based utility companies are attractive on a total return basis. Therefore, we will continue to weigh the investment positions and opportunities between the potential higher capital appreciation from non-US utility stocks with those of the mainly higher-yielding US-based utility stocks.

IN CONCLUSION

  We appreciate your investment in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Walter D. Rogers
Walter D. Rogers
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES             COMMON STOCKS                           VALUE       PERCENT OF
    COUNTRY          INDUSTRY           HELD                & WARRANTS              COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
ARGENTINA       TELECOMMUNICATIONS          7,900   Central Costanera S.A.
                                                      (ADR)*(c)...............  $    261,847   $    276,533        0.2%
                                           25,600   Telecom Argentina STET
                                                      S.A. (ADR)*(c)..........     1,160,819      1,344,000        1.0
                                           44,800   Telefonica de Argentina
                                                      S.A. (ADR)*.............     1,173,168      1,551,200        1.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    ARGENTINA                      2,595,834      3,171,733        2.3
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA       UTILITIES--GAS            434,496   Australian Gas Light Co.,
                                                      Ltd. ...................     1,238,060      2,540,107        1.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    AUSTRALIA                      1,238,060      2,540,107        1.9
---------------------------------------------------------------------------------------------------------------------
AUSTRIA         UTILITIES--GAS             13,560   Energie-Versorgung
                                                      Niederoesterreich AG
                                                      (EVN)...................     1,388,213      1,747,679        1.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    AUSTRIA                        1,388,213      1,747,679        1.3
---------------------------------------------------------------------------------------------------------------------
BRAZIL          TELECOMMUNICATIONS         26,000   Telecomunicacoes
                                                      Brasileiras
                                                      S.A.-Telebras (ADR)*....     1,330,477      3,945,500        2.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    BRAZIL                         1,330,477      3,945,500        2.9
---------------------------------------------------------------------------------------------------------------------
CANADA          TELECOMMUNICATIONS         56,000   BC Telecom, Inc. .........     1,052,989      1,315,259        1.0
                ------------------------------------------------------------------------------------------------------
                UTILITIES--GAS             70,100   Transcanada Pipeline Co.,
                                                      Ltd. (ADR)*.............     1,045,275      1,410,763        1.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    CANADA                         2,098,264      2,726,022        2.0
---------------------------------------------------------------------------------------------------------------------
CHILE           TELECOMMUNICATIONS         61,200   Compania de Telefonos de
                                                      Chile S.A. (ADR)*.......     1,254,995      2,019,600        1.5
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         20,000  Chilgener S.A.(ADR)*......       460,000        560,000        0.4
                                            6,598   Chilgener S.A.
                                                      (Rights)(b).............             0         14,780        0.0
                                           87,750   Distribuidora Chilectra
                                                      Metropolitana, S.A.
                                                      (ADR)*(c)...............     1,098,337      2,610,563        1.9
                                           48,300   Enersis S.A. (ADR)*.......     1,026,061      1,717,669        1.3
                                                                                ------------   ------------     ------
                                                                                   2,584,398      4,903,012        3.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    CHILE                          3,839,393      6,922,612        5.1
---------------------------------------------------------------------------------------------------------------------
DENMARK         TELECOMMUNICATIONS         77,000   Tele Danmark A/S (ADR)*...     1,826,433      2,011,625        1.5
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    DENMARK                        1,826,433      2,011,625        1.5
---------------------------------------------------------------------------------------------------------------------
FRANCE          UTILITIES--WATER           16,731   Generale des Eaux S.A. ...     1,907,473      2,144,452        1.6
                                           16,731   Generale des Eaux S.A.
                                                      (Warrants)(a)...........             0         10,025        0.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS &
                                                    WARRANTS IN FRANCE             1,907,473      2,154,477        1.6
---------------------------------------------------------------------------------------------------------------------
GERMANY         TELECOMMUNICATIONS          8,100   Deutsche Telekom AG.......       154,054        195,226        0.1
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         40,000  Veba AG...................     1,305,397      2,249,512        1.7
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    GERMANY                        1,459,451      2,444,738        1.8
---------------------------------------------------------------------------------------------------------------------
INDONESIA       TELECOMMUNICATIONS          1,110   P.T. Indonesian Satellite
                                                      Corp. (ADR)*............        35,575         33,231        0.0
                                            8,000   P.T. Telekomunikasi
                                                      Indonesia (PERSERO)
                                                      (ADR)*..................       144,000        260,000        0.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    INDONESIA                        179,575        293,231        0.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                     VALUE       PERCENT OF
    COUNTRY          INDUSTRY           HELD              COMMON STOCKS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
ITALY           TELECOMMUNICATIONS        761,900   +Seat S.p.A...............  $    212,037   $    159,093        0.1%
                                          761,900   Societa Finanziara
                                                      Telefonica S.p.A.
                                                      (STET)..................     1,629,934      2,644,086        2.0
                                          729,600   TIM S.p.A.................       684,328      2,360,332        1.7
                                          729,600   Telecom Italia S.p.A. ....       950,865      2,184,380        1.6
                                                                                ------------   ------------     ------
                                                                                   3,477,164      7,347,891        5.4
                ------------------------------------------------------------------------------------------------------
                UTILITIES--GAS            513,400   Italgas Torino S.p.A......     1,581,576      1,660,902        1.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    ITALY                          5,058,740      9,008,793        6.6
---------------------------------------------------------------------------------------------------------------------
MALAYSIA        TELECOMMUNICATIONS        208,500   Telekom Malaysia BHD......       962,438        974,878        0.7
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    MALAYSIA                         962,438        974,878        0.7
---------------------------------------------------------------------------------------------------------------------
MEXICO          TELECOMMUNICATIONS         29,000   Telefonos de Mexico, S.A.
                                                      de C.V. (Telemex)
                                                      (ADR)*..................     1,706,306      1,384,750        1.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    MEXICO                         1,706,306      1,384,750        1.0
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND     TELECOMMUNICATIONS         51,600   Telecom Corporation of New
                                                      Zealand Ltd. (ADR)*.....     1,206,873      2,102,700        1.5
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN NEW
                                                    ZEALAND                        1,206,873      2,102,700        1.5
---------------------------------------------------------------------------------------------------------------------
PERU            TELECOMMUNICATIONS         73,000   Telefonica del Peru, S.A.
                                                      (ADR)*..................     1,496,500      1,911,688        1.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    PERU                           1,496,500      1,911,688        1.4
---------------------------------------------------------------------------------------------------------------------
PHILIPPINES     TELECOMMUNICATIONS         21,800   Philippine Long Distance
                                                      Telephone Co. (ADR)*....     1,270,791      1,400,650        1.0
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         96,330  Manila Electric Co.
                                                      (MERALCO) 'B'...........       518,117        475,252        0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE
                                                    PHILIPPINES                    1,788,908      1,875,902        1.3
---------------------------------------------------------------------------------------------------------------------
PORTUGAL        TELECOMMUNICATIONS         65,720   Portugal Telecom, S.A.
                                                      (ADR)*..................     1,417,539      2,637,015        1.9
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC          2,940  EDP-Electricidad de
                                                      Portugal, S.A. (ADR)*...        75,970        105,840        0.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    PORTUGAL                       1,493,509      2,742,855        2.0
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     UTILITIES--ELECTRIC         40,800  Korea Electric Power Corp.
                                                      (ADR)*..................       821,100        762,450        0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    SOUTH KOREA                      821,100        762,450        0.6
---------------------------------------------------------------------------------------------------------------------
SPAIN           TELECOMMUNICATIONS         50,700   Telefonica de Espana S.A.
                                                      (ADR)*..................  1,942,165...      4,372,875        3.2
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         36,400  Empresa Nacional de
                                                      Electricidad, S.A.
                                                      (Endesa) (ADR)*.........     1,634,684      3,096,275        2.3
                                            7,500   HidroCantabrico, S.A. ....       251,742        304,584        0.2
                                          131,000   Iberdrola I S.A. .........       879,896      1,654,737        1.2
                                                                                ------------   ------------     ------
                                                                                   2,766,322      5,055,596        3.7
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    SPAIN                          4,708,487      9,428,471        6.9
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND     UTILITIES--ELECTRIC          1,500  Elektrowatt AG............       588,618        556,699        0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    SWITZERLAND                      588,618        556,699        0.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                     VALUE       PERCENT OF
    COUNTRY          INDUSTRY           HELD              COMMON STOCKS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
THAILAND        TELECOMMUNICATIONS          2,000   +TelecomAsia Corporation
                                                      Public Co., Ltd.
                                                      (ADR)*..................  $     43,740   $     24,000        0.0%
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         68,000  Electricity Generating
                                                      Company of Thailand
                                                      (EGCOMP)................        60,715        166,911        0.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN
                                                    THAILAND                         104,455        190,911        0.1
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM  TELECOMMUNICATIONS         57,000   British Telecommuni-
                                                      cations PLC.............       406,712        422,768        0.3
                                           10,000   British Telecommuni-
                                                      cations PLC (ADR)*......       741,450        742,500        0.5
                                           87,000   Vodafone Group PLC
                                                      (ADR)*..................     2,549,289      4,214,063        3.1
                                                                                ------------   ------------     ------
                                                                                   3,697,451      5,379,331        3.9
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC        167,500  National Power PLC........     1,238,839      1,454,044        1.1
                                           95,139   PowerGen PLC..............       705,721      1,129,663        0.8
                                                                                ------------   ------------     ------
                                                                                   1,944,560      2,583,707        1.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE
                                                    UNITED KINGDOM                 5,642,011      7,963,038        5.8
---------------------------------------------------------------------------------------------------------------------
UNITED STATES   TELECOMMUNICATIONS         36,400   +AirTouch Communications,
                                                      Inc. ...................       879,157        996,450        0.7
                                           25,800   Ameritech Corp. ..........     1,030,404      1,752,788        1.3
                                           37,400   BellSouth Corp. ..........     1,138,507      1,734,425        1.3
                                           42,000   Frontier Corp. ...........       969,520        837,375        0.6
                                           33,500   GTE Corp. ................     1,124,815      1,469,813        1.1
                                            3,240   Lucent Technologies
                                                      Inc. ...................       159,185        233,482        0.2
                                           20,000   MCI Communications
                                                      Corp. ..................       602,500        765,000        0.5
                                           31,000   NYNEX Corp. ..............     1,184,107      1,786,375        1.3
                                           23,300   SBC Communications,
                                                      Inc. ...................       982,372      1,441,688        1.0
                                           30,000   Sprint Corp. .............       864,273      1,578,750        1.2
                                           24,900   U S West Communications
                                                      Group...................       606,619        938,419        0.7
                                                                                ------------   ------------     ------
                                                                                   9,541,459     13,534,565        9.9
                ------------------------------------------------------------------------------------------------------
                UTILITIES--ELECTRIC         65,600  Allegheny Power System,
                                                      Inc. ...................     1,689,846      1,750,700        1.3
                                           25,000   American Electric Power
                                                      Company, Inc. ..........     1,092,125      1,050,000        0.8
                                           72,500   Boston Edison Co. ........     2,012,799      1,912,187        1.4
                                           59,192   CINergy Corp. ............     1,425,176      2,060,621        1.5
                                           49,300   Consolidated Edison Co. of
                                                      New York................     1,597,050      1,451,269        1.0
                                           31,500   DTE Energy Co.............       989,953        870,187        0.6
                                           26,400   Dominion Resources,
                                                      Inc. ...................     1,242,516        966,900        0.7
                                           31,000   Duke Energy Corp. ........     1,172,492      1,486,062        1.1
                                           97,000   Edison International......     1,800,212      2,412,875        1.8
                                           50,000   Enova Corporation Holding
                                                      Co. ....................     1,184,750      1,203,125        0.9
                                           54,300   Entergy Corp. ............     1,905,240      1,486,462        1.1
                                           30,000   FPL Group, Inc. ..........     1,374,501      1,381,875        1.0
                                           71,200   GPU, Inc. ................     2,090,069      2,554,300        1.9
                                          116,200   Houston Industries,
                                                      Inc. ...................     2,511,431      2,491,037        1.8
                                           56,000   NIPSCO Industries,
                                                      Inc. ...................     1,787,890      2,313,500        1.7
                                           50,700   New York State Electric &
                                                      Gas Corp. ..............     1,537,761      1,058,362        0.8
                                           93,800   PECO Energy Co. ..........     2,719,313      1,969,800        1.4
                                           72,800   PacifiCorp. ..............     1,401,416      1,601,600        1.2
                                           44,000   Public Service Co. of
                                                      Colorado................     1,312,146      1,826,000        1.3
                                           50,200   Southern Co. .............     1,041,077      1,098,125        0.8
                                           40,000   Texas Utilities Co. ......     1,627,400      1,377,500        1.0
                                                                                ------------   ------------     ------
                                                                                  33,515,163     34,322,487       25.1
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                     VALUE       PERCENT OF
    COUNTRY          INDUSTRY           HELD              COMMON STOCKS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
UNITED          UTILITIES--GAS             33,100   AGL Resources Inc. .......  $    619,896   $    682,687        0.5%
STATES                                     33,000   The Brooklyn Union Gas
(CONCLUDED)                                           Co. ....................       855,855        944,625        0.7
                                           40,000   The Coastal Corp. ........     1,187,912      2,127,500        1.6
                                           24,800   El Paso Natural Gas
                                                      Co. ....................       895,148      1,364,000        1.0
                                           11,000   KN Energy, Inc. ..........       445,212        463,375        0.3
                                           55,000   MDU Resources Group,
                                                      Inc. ...................     1,171,945      1,320,000        1.0
                                           26,100   National Fuel Gas
                                                      Company.................       788,314      1,094,569        0.8
                                           25,000   New Jersey Resources
                                                      Corp. ..................       656,623        784,375        0.6
                                           53,500   Questar Corp. ............     1,908,628      2,160,062        1.6
                                           57,200   Sonat, Inc. ..............     1,840,734      2,931,500        2.1
                                           49,800   Washington Gas Light
                                                      Co. ....................     1,046,197      1,251,225        0.9
                                           62,900   Williams Co., Inc. .......     1,243,846      2,751,875        2.0
                                                                                ------------   ------------     ------
                                                                                  12,660,310     17,875,793       13.1
                ------------------------------------------------------------------------------------------------------
                UTILITIES--WATER           38,000   American Water Works Co.,
                                                      Inc. ...................       714,875        812,250        0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS IN THE
                                                    UNITED STATES                 56,431,807     66,545,095       48.7
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    COMMON STOCKS & WARRANTS      99,872,925    133,405,954       97.6
---------------------------------------------------------------------------------------------------------------------
                                             FACE
                                           AMOUNT     SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER**   US$3,164,000   General Motors Acceptance
                                                      Corp., 6.25% due
                                                      7/01/1997...............     3,163,451      3,163,451        2.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SHORT-TERM SECURITIES          3,163,451      3,163,451        2.3
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS.........  $103,036,376    136,569,405       99.9
                                                                                ============
                                                    OTHER ASSETS LESS
                                                    LIABILITIES...............                      187,014        0.1
                                                                                               ------------     ------
                                                    NET ASSETS................                 $136,756,419      100.0%
                                                                                               ============     ======
---------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The rights may be exercised until 7/02/1997.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$103,036,376) (Note 1a).............................               $136,569,405
Cash........................................................................................                        688
Foreign cash (Note 1c)......................................................................                      2,040
Receivables:
  Dividends.................................................................................   $374,906
  Capital shares sold.......................................................................      1,012         375,918
                                                                                               --------
Deferred organization expenses (Note 1f)....................................................                      2,414
Prepaid registration fees and other assets (Note 1f)........................................                        918
                                                                                                           ------------
Total assets................................................................................                136,951,383
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................................................    104,892
  Investment adviser (Note 2)...............................................................     69,804         174,696
                                                                                               --------
Accrued expenses and other liabilities......................................................                     20,268
                                                                                                           ------------
Total liabilities...........................................................................                    194,964
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS..................................................................................               $136,756,419
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized................................               $  1,029,564
Paid-in capital in excess of par............................................................                100,492,934
Undistributed investment income--net........................................................                  1,401,194
Undistributed realized capital gains on investments and foreign currency transactions--net
  (Note 5)..................................................................................                    299,581
Unrealized appreciation on investments and foreign currency transactions--net...............                 33,533,146
                                                                                                           ------------
NET ASSETS--Equivalent to $13.28 per share based on 10,295,638 shares outstanding...........               $136,756,419
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $165,195 foreign withholding tax).........................................                 $ 2,814,181
Interest and discount earned................................................................                      94,912
                                                                                                             -----------
Total income................................................................................                   2,909,093
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................   $  412,023
Custodian fees..............................................................................       15,214
Accounting services (Note 2)................................................................       14,533
Professional fees...........................................................................        8,065
Transfer agent fees (Note 2)................................................................        2,524
Directors' fees and expenses................................................................        1,440
Pricing services............................................................................        1,339
Amortization of organization expenses (Note 1f).............................................          416
Other.......................................................................................        1,250
                                                                                               ----------
Total expenses..............................................................................                     456,804
                                                                                                             -----------
Investment income--net......................................................................                   2,452,289
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET (NOTES
1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................................................    2,932,310
  Foreign currency transactions--net........................................................       (4,353)     2,927,957
                                                                                               ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................................................    8,695,637
  Foreign currency transactions--net........................................................         (619)     8,695,018
                                                                                               ----------    -----------
Net realized and unrealized gain on investments and foreign currency transactions...........                  11,622,975
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                 $14,075,264
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                FOR THE
                                                                               SIX MONTHS                 FOR THE
                                                                                 ENDED                   YEAR ENDED
                                                                                JUNE 30,                DECEMBER 31,
                   INCREASE (DECREASE) IN NET ASSETS:                             1997                      1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................................     $  2,452,289              $ 5,748,285
Realized gain on investments and foreign currency transactions--net......        2,927,957                1,196,792
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net...............................................        8,695,018               10,430,510
                                                                              ------------              ------------
Net increase in net assets resulting from operations.....................       14,075,264               17,375,587
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net...................................................       (2,183,116)              (6,739,387)
                                                                              ------------              ------------
Net decrease in net assets resulting from dividends to shareholders......       (2,183,116)              (6,739,387)
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital shares transactions......      (17,573,530)             (16,423,676)
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets.............................................       (5,681,382)              (5,787,476)
Beginning of period......................................................      142,437,801              148,225,277
                                                                              ------------              ------------
End of period*...........................................................     $136,756,419              $142,437,801
                                                                              ============              ============
--------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net...................................     $  1,401,194              $ 1,132,021
                                                                              ============              ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN      FOR THE               FOR THE YEAR ENDED
DERIVED FROM INFORMATION PROVIDED IN THE              SIX MONTHS                DECEMBER 31,              FOR THE PERIOD
FINANCIAL STATEMENTS.                                   ENDED        ---------------------------------   JULY 1, 1993+ TO
                                                       JUNE 30,                                            DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                  1997          1996         1995         1994          1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............      $  12.19      $  11.30     $   9.45     $  10.66      $  10.00
                                                       --------      --------     --------     --------      --------
Investment income--net...........................           .23           .46          .45          .35           .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................          1.05           .95         1.79        (1.25)          .64
                                                       --------      --------     --------     --------      --------
Total from investment operations.................          1.28          1.41         2.24         (.90)          .68
                                                       --------      --------     --------     --------      --------
Less dividends and distributions:
  Investment income--net.........................          (.19)         (.52)        (.39)        (.29)         (.02)
  In excess of realized gain on
    investments--net.............................            --            --           --         (.02)           --
                                                       --------      --------     --------     --------      --------
Total dividends and distributions................          (.19)         (.52)        (.39)        (.31)         (.02)
                                                       --------      --------     --------     --------      --------
Net asset value, end of period...................      $  13.28      $  12.19     $  11.30     $   9.45      $  10.66
                                                       ========      ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............        10.70%+++     12.96%       24.33%       (8.51%)        6.85%+++
                                                       ========      ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................          .67%*         .66%         .66%         .73%          .89%*
                                                       ========      ========     ========     ========      ========
Investment income--net...........................         3.57%*        3.90%        4.44%        3.68%         2.84%*
                                                       ========      ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........      $136,756      $142,438     $148,225     $126,243      $104,517
                                                       ========      ========     ========     ========      ========
Portfolio turnover...............................          .56%        11.39%       11.05%        9.52%         1.72%
                                                       ========      ========     ========     ========      ========
Average commission rate paid++...................      $  .0261      $  .0522     $     --     $     --      $     --
                                                       ========      ========     ========     ========      ========
---------------------------------------------------------------------------------------------------------------------

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses.
   + Commencement of Operations.
  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
 +++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Global Utility Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-

--------------------------------------------------------------------------------

the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions-- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $1,860 in commissions on the execution of portfolio security transactions for the Fund.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $533 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $760,306 and $16,112,420, respectively.

--------------------------------------------------------------------------------

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

-------------------------------------------------------------------------
                                                  Realized
                                                   Gains      Unrealized
                                                  (Losses)       Gains
-------------------------------------------------------------------------
Long-term investments..........................  $2,932,310   $33,533,030
Foreign currency transactions..................      (4,353)          116
                                                 ----------   -----------
Total..........................................  $2,927,957   $33,533,146
                                                 ==========   ===========
-------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $33,533,030, of which $36,797,075 related to appreciated securities and $3,264,045 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $103,036,376.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $17,573,530 and $16,423,676 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------------
For the Six Months Ended                                        Dollar
June 30, 1997                                     Shares        Amount
-------------------------------------------------------------------------
Shares sold...................................     329,885   $  4,106,175
Shares issued to shareholders in reinvestment
 of dividends.................................     181,145      2,183,116
                                                ----------   ------------
Total issued..................................     511,030      6,289,291
Shares redeemed...............................  (1,902,322)   (23,862,821)
                                                ----------   ------------
Net decrease..................................  (1,391,292)  $(17,573,530)
                                                ==========   ============
-------------------------------------------------------

-------------------------------------------------------------------------
For the Year Ended                                           Dollar
December 31, 1996                                 Shares     Amount
-------------------------------------------------------------------------
Shares sold...................................     858,704   $  9,800,413
Shares issued to shareholders in reinvestment
 of dividends.................................     595,856      6,739,387
                                                ----------   ------------
Total issued..................................   1,454,560     16,539,800
Shares redeemed...............................  (2,881,155)   (32,963,476)
                                                ----------   ------------
Net decrease..................................  (1,426,595)  $(16,423,676)
                                                ==========   ============
-------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had net capital loss carryforwards of approximately $2,331,000, of which $121,000 expires in 2002 and $2,210,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 3, 1997, the Board of Directors declared net investment income dividends of $.136310 per share payable on July 11, 1997 to shareholders of record as of July 2, 1997.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Government Bond Fund's net annualized yield was 6.23%. Total investment return for the Fund for the six-month period ended June 30, 1997 was +2.29%, based on a change in per share net asset value from $10.40 to $10.31, and assuming reinvestment of $0.321 per share income dividends.

  For the one-year period ended June 30, 1997, the Fund's average annual total return was +6.96%. For the period since inception (May 2, 1994) through June 30, 1997, the Fund's average annual total return was +6.76%. The Fund's standardized 30-day yield as of June 30, 1997 was 5.94%. (Total returns do not include the effect of insurance-related fees and expenses).

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. At the beginning of the year, Federal Reserve Board (FRB) Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the then-current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. A mid-January market rally was halted and interest rates began to back up at the beginning of February in anticipation of a central bank move. As Chairman Greenspan warned, the FRB tightened monetary policy on March 25, 1997.

  Since the March tightening, economic data have been more benign. Retail sales fell, and inflation remained tame. The yield on the long-term bellwether Treasury bond peaked at 7.17% in mid-April and then began to drop to its current level of 6.57%. This market rally was fueled by a significant change in investor expectations regarding the economy and in the outlook for interest rates. In early May there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However, the Consumer Price Index rose only 1.4% for the first five months of 1997, compared with a 3.8% increase over the same period in 1996. At the same time, retail sales figures continued to decline. As a result, a May increase in interest rates did not occur, and the bond rally continued to gain momentum. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed further shortly after the period's close when, as widely expected, the FRB chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

PORTFOLIO MATTERS

  We began to take a more defensive position in the Fund toward the end of January. We reduced the Fund's duration from 5.1 years to 4.2 years. In the weeks following the FRB's March 25, 1997 tightening, the bond market's yield rose to its peak of 7.17%. We continued to be defensive and brought the Fund's duration to 4.2 years to seek to protect the Fund against the erosion of net asset value. We took a more optimistic view of market conditions at the beginning of May, when we began to invest more aggressively, and by the end of June had extended the Fund's duration to 4.5 years. Currently, the average portfolio maturity is 7.4 years. More than 18% of the Fund's assets are currently invested in issues with maturities of longer than 20 years.

--------------------------------------------------------------------------------

  Because we expect a resumption of strength in the third and fourth quarters of 1997, we believe that the FRB may resume a tightening mode in the second half of the year. With the yield curve remaining relatively flat, we expect further duration extensions to be moderate. We do not anticipate any significant changes in the asset allocation mix during the summer.

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jay C. Harbeck
Jay C. Harbeck
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                FACE                                                                          VALUE
                               AMOUNT                          ISSUE                            COST        (NOTE 1a)
 ---------------------------------------------------------------------------------------------------------------------
                                           US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                          Federal Home Loan Mortgage Corp.:
MORTGAGE                      $3,000,000     7.14% due 9/13/2006.........................   $  3,064,440   $  3,052,980
CORPORATION--5.1%              4,000,000     7.935% due 9/13/2006........................      4,018,750      4,056,880
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION        7,083,190      7,109,860
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Federal National Mortgage Association:
MORTGAGE                       2,000,000     8.90% due 6/12/2000.........................      2,171,480      2,134,060
ASSOCIATION--10.9%             1,045,000     7.50% due 2/11/2002.........................      1,088,232      1,085,170
                               4,000,000     7.40% due 7/01/2004.........................      4,157,540      4,169,360
                                 500,000     7.85% due 9/10/2004.........................        499,297        511,095
                               2,000,000     7.65% due 3/10/2005.........................      2,091,140      2,109,680
                               3,000,000     7.375% due 3/28/2005........................      3,158,430      3,107,820
                               2,000,000     6.96% due 4/02/2007.........................      1,980,560      2,030,000
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION        15,146,679     15,147,185
---------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                        US Treasury Bonds:
NOTES--71.6%                   1,500,000     9.25% due 2/15/2016.........................      1,862,344      1,876,635
                               7,500,000   8.875% due 8/15/2017..........................      9,044,297      9,134,775
                               1,000,000     8.75% due 5/15/2020.........................      1,216,406      1,216,406
                               5,500,000     8.125% due 8/15/2021........................      6,375,703      6,298,380
                               6,000,000     7.50% due 11/15/2024........................      6,390,937      6,473,460
                               3,000,000     6.50% due 11/15/2026........................      2,861,641      2,877,180
                                           US Treasury Notes:
                               5,000,000     7.375% due 11/15/1997.......................      5,055,469      5,031,250
                               9,500,000     7.875% due 4/15/1998........................      9,704,668      9,654,375
                              11,000,000     6.375% due 4/30/1999........................     11,025,781     11,058,410
                               4,000,000     7.75% due 12/31/1999........................      4,181,562      4,143,120
                               7,000,000     7.75% due 1/31/2000.........................      7,276,172      7,254,870
                               2,000,000     7.125% due 2/29/2000........................      2,004,375      2,043,740
                               1,000,000     6.875% due 3/31/2000........................      1,019,375      1,016,250
                               3,000,000     6.375% due 5/15/2000........................      3,012,422      3,010,770
                               6,000,000     7.875% due 8/15/2001........................      6,334,688      6,323,460
                               5,000,000     7.50% due 11/15/2001........................      5,140,469      5,210,150
                               6,000,000     6.625% due 3/31/2002........................      5,954,063      6,054,360
                               1,500,000     6.375% due 8/15/2002........................      1,497,422      1,499,535
                               2,000,000     6.25% due 2/15/2003.........................      1,992,656      1,984,380
                               2,500,000     6.50% due 5/15/2005.........................      2,416,400      2,495,300
                               3,000,000     6.50% due 8/15/2005.........................      2,914,687      2,991,570
                                 500,000     6.625% due 5/15/2007........................        498,015        504,140
                               1,000,000     10.625% due 8/15/2015.......................      1,392,813      1,392,813
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL US TREASURY BONDS & NOTES                    99,172,365     99,545,329
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL US GOVERNMENT & AGENCY
                                           OBLIGATIONS--87.6%                                121,402,234    121,802,374
---------------------------------------------------------------------------------------------------------------------
                                           SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*--4.3%        6,000,000   HSBC Holdings PLC, 5.43% due 7/30/1997              5,972,850      5,972,850
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                     6,108,000   Morgan (J.P.) & Company, Inc., purchased on
AGREEMENTS**--4.4%                           6/30/1997 to yield 6% to 7/01/1997..........      6,108,000      6,108,000
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                FACE                                                                          VALUE
                               AMOUNT                  SHORT-TERM SECURITIES                    COST        (NOTE 1a)
 ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $6,000,000   Federal Farm Credit Bank, 5.42% due
OBLIGATIONS*--7.2%                           7/17/1997...................................   $  5,984,643   $  5,984,643
                               2,000,000   Federal Home Loan Bank, 5.40% due 7/03/1997...      1,999,100      1,999,100
                               2,000,000   Federal National Mortgage Association, 5.41%
                                             due 7/10/1997...............................      1,996,994      1,996,994
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL SHORT-TERM SECURITIES--15.9%                 22,061,587     22,061,587
---------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--103.5%.....................   $143,463,821    143,863,961
                                                                                            ============
                                           LIABILITIES IN EXCESS OF OTHER
                                           ASSETS--(3.5%)................................                    (4,851,751)
                                                                                                           ------------
                                           NET ASSETS--100.0%............................                  $139,012,210
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
** Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$143,463,821) (Note 1a)..........................                 $143,863,961
Cash.....................................................................................                          377
Receivables:
  Interest...............................................................................  $2,223,922
  Capital shares sold....................................................................     137,545
  Loaned securities (Note 6).............................................................         269        2,361,736
                                                                                           ----------
Prepaid registration fees and other assets (Note 1d).....................................                          717
                                                                                                          ------------
Total assets.............................................................................                  146,226,791
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................   7,151,252
  Investment adviser (Note 2)............................................................      51,993
  Capital shares redeemed................................................................         681        7,203,926
                                                                                           ----------
Accrued expenses and other liabilities...................................................                       10,655
                                                                                                          ------------
Total liabilities........................................................................                    7,214,581
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                 $139,012,210
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized.............................                 $  1,348,508
Paid-in capital in excess of par.........................................................                  136,674,350
Undistributed investment income--net.....................................................                      725,350
Accumulated realized capital losses on investments--net (Note 5).........................                     (136,138)
Unrealized appreciation on investments--net..............................................                      400,140
                                                                                                          ------------
NET ASSETS--Equivalent to $10.31 per share based on 13,485,079 shares outstanding........                 $139,012,210
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1b & 1c):
Interest and discount earned...............................................................                 $3,795,283
Other income...............................................................................                      7,190
                                                                                                            ----------
Total income...............................................................................                  3,802,473
                                                                                                            ----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................  $274,250
Accounting services (Note 2)...............................................................    11,094
Registration fees (Note 1d)................................................................     7,179
Custodian fees.............................................................................     6,301
Professional fees..........................................................................     6,125
Transfer agent fees (Note 2)...............................................................     2,241
Directors' fees and expenses...............................................................       877
Pricing services...........................................................................       647
Other......................................................................................       655
                                                                                             --------
Total expenses before reimbursement........................................................   309,369
Reimbursement of expenses (Note 2).........................................................   (78,164)
                                                                                             --------
Expenses after reimbursement...............................................................                    231,205
                                                                                                            ----------
Investment income--net.....................................................................                  3,571,268
                                                                                                            ----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES 1c & 3):
Realized gain on investments--net..........................................................                     18,277
Change in unrealized appreciation on investments--net......................................                   (551,426)
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                 $3,038,119
                                                                                                            ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                FOR THE
                                                                               SIX MONTHS                 FOR THE
                                                                                 ENDED                   YEAR ENDED
                                                                                JUNE 30,                DECEMBER 31,
                   INCREASE (DECREASE) IN NET ASSETS:                             1997                      1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................................     $  3,571,268              $ 3,815,911
Realized gain (loss) on investments--net.................................           18,277                 (154,413)
Change in unrealized appreciation/depreciation on investments--net.......         (551,426)              (1,012,273)
                                                                              ------------              ------------
Net increase in net assets resulting from operations.....................        3,038,119                2,649,225
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net...................................................       (3,330,521)              (3,530,361)
Realized gain on investments--net........................................               --                 (137,668)
                                                                              ------------              ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders...........................................................       (3,330,521)              (3,668,029)
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions.......       49,723,820               49,603,169
                                                                              ------------              ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.............................................       49,431,418               48,584,365
Beginning of period......................................................       89,580,792               40,996,427
                                                                              ------------              ------------
End of period*...........................................................     $139,012,210              $89,580,792
                                                                              ============              ============
--------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net....................................     $    725,350              $   484,603
                                                                              ============              ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM     SIX MONTHS      FOR THE YEAR ENDED    FOR THE PERIOD
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                     ENDED            DECEMBER 31,      MAY 2, 1994+ TO
                                                                     JUNE 30,     --------------------    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                               1997         1996         1995          1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................      $  10.40      $ 10.79      $  9.97      $   10.00
                                                                     -------      -------      -------        -------
Investment income--net........................................           .31          .65          .62            .25
Realized and unrealized gain (loss) on investments--net.......          (.08)        (.36)         .81           (.07)
                                                                     -------      -------      -------        -------
Total from investment operations..............................           .23          .29         1.43            .18
                                                                     -------      -------      -------        -------
Less dividends and distributions:
  Investment income--net......................................          (.32)        (.64)        (.61)          (.21)
  Realized gain on investments--net...........................            --         (.04)          --             --
                                                                     -------      -------      -------        -------
Total dividends and distributions.............................          (.32)        (.68)        (.61)          (.21)
                                                                     -------      -------      -------        -------
Net asset value, end of period................................      $  10.31      $ 10.40      $ 10.79      $    9.97
                                                                     =======      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............................         2.29%++      2.86%       14.83%          1.79%++
                                                                     =======      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement................................          .42%*        .15%         .00%           .00%*
                                                                     =======      =======      =======        =======
Expenses......................................................          .56%*        .59%         .66%           .80%*
                                                                     =======      =======      =======        =======
Investment income--net........................................         6.51%*       6.39%        6.28%          4.66%*
                                                                     =======      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......................      $139,012      $89,581      $40,996      $  17,811
                                                                     =======      =======      =======        =======
Portfolio turnover............................................        68.25%       21.23%       45.39%        103.03%
                                                                     =======      =======      =======        =======
---------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Commencement of Operations.
 ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Government Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, MLAM earned fees of $274,250, of which $78,164 was voluntarily waived.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., earned $613 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $107,072,071 and $65,969,688, respectively.

  Net realized and unrealized gains as of June 30, 1997 were as follows:

-----------------------------------------------------------------------------
                                                        Realized   Unrealized
                                                         Gains       Gains
-----------------------------------------------------------------------------
Long-term investments.................................  $17,933     $400,140
Short-term investments................................      344           --
                                                         ------      -------
Total.................................................  $18,277     $400,140
                                                         ======      =======
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $400,140, of which $738,552 related to appreciated securities and $338,412 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $143,463,821.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $49,723,820 and $49,603,169 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------------------
                                                                    Dollar
       For the Six Months Ended June 30, 1997          Shares       Amount
-----------------------------------------------------------------------------
Shares sold.........................................  4,678,871   $47,792,542
Shares issued to shareholders in reinvestment of
 dividends..........................................    325,774     3,330,521
                                                      ---------   -----------
Total issued........................................  5,004,645    51,123,063
Shares redeemed.....................................   (136,568)   (1,399,243)
                                                      ---------   -----------
Net increase........................................  4,868,077   $49,723,820
                                                      =========   ===========
---------------------------------------------------------

-----------------------------------------------------------------------------
                                                                    Dollar
        For the Year Ended December 31, 1996           Shares       Amount
-----------------------------------------------------------------------------
Shares sold.........................................  4,677,811   $48,169,342
Shares issued to shareholders in reinvestment of
 dividends and distributions........................    354,243     3,668,029
                                                      ---------   -----------
Total issued........................................  5,032,054    51,837,371
Shares redeemed.....................................   (215,188)   (2,234,202)
                                                      ---------   -----------
Net increase........................................  4,816,866   $49,603,169
                                                      =========   ===========
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had net capital loss carryforward of approximately $71,000, all of which expires in 2004. These amounts will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At June 30, 1997, the Fund held US Treasury notes having an aggregate value of approximately $520,000 as collateral for portfolio securities loaned having a market value of approximately $504,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, High Current Income Fund's net annualized yield was 8.97%. Total investment return for the Fund for the six-month period ended June 30, 1997 was +6.13%, based on a change in per share net asset value from $11.39 to $11.54, and assuming reinvestment of $0.525 per share income dividends.

  For the one-year period ended June 30, 1997, the Fund's annual total return was +13.84%. For the five-year period ended June 30, 1997, the Fund's average annual total return was +10.70%. For the ten-year period ended June 30, 1997, the Fund's average annual total return was +11.43%. The Fund's standardized 30-day yield as of June 30, 1997 was 8.47%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the period's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors are uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

THE HIGH-YIELD MARKET

  The high-yield market performed well during the six months ended June 30, 1997, despite a weak period in March that was precipitated by a FRB interest hike. The unmanaged Credit Suisse First Boston High Yield Index returned +5.84% for the six-month period ended June 30, 1997 compared to a return of +2.44% for the ten-year Treasury note.

  We believe the high-yield market remains fully valued. Yield spreads relative to ten-year Treasury notes are near historically tight levels, despite having widened somewhat following the March interest rate increase. Using the Credit Suisse First Boston High Yield Index, the average yield spread between high-yield issues and Treasury securities was 461 basis points (4.61%) for the five-year period ended December 31, 1996. The index spread at June 30, 1997 was 339 basis points as compared to 312 basis points in early March.

  Lofty high-yield valuation levels have been supported by both strong technicals and healthy fundamentals. On the technical side, cash flows into high-yield mutual funds have totaled over $8 billion year-to-date. Additional assets have entered the high-yield market in the form of high-yield collateralized bond obligations, high-grade corporate funds seeking to enhance yield and new commitments to high-yield issues by insurance companies and pension funds. Fundamentals also have favored the high-yield market. The economy is healthy. The quality of new-issue supply has been excellent. Default rates have been historically low. In our view, the credit cycle appears likely to remain benign during 1997.

  The spread between BB-rated issues and B-rated issues tightened to 151 basis points compared to a year-to-date mean of 161 basis points. We expect the mean to shift, perhaps to 175 basis points or 200 basis points. The dispersion of spreads among B-rated issues also has been declining. A strong B-rated issue tends to trade at a similar spread as a weak B-rated issue. In an investment environment in which risk premiums are small, we believe it is appropriate to reduce the Fund's exposure to credit risk and thus remain cautious. Therefore,

--------------------------------------------------------------------------------

our strategy has been to reduce risk through upgrading quality via stronger B-rated issues, which we believe will be less sensitive to widening yield spreads.

  At June 30, 1997, our cash equivalent position was 16.5% of net assets. The average maturity of the Fund was 6.4 years. Major industries in the Fund included: cable/international, 6.7% of net assets; cable/domestic 4.6%; consumer products, 4.1%; and energy, 7.1%.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Aldona A. Schwartz
Aldona A. Schwartz
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                              VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
ADVERTISING--0.6%           B        B1       $ 3,000,000      Outdoor Systems Inc., 8.875%
                                                                 due 6/15/2007(e)............  $   2,962,500   $   2,913,750
---------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 B-       Ba         3,000,000      L-3 Communications Corp.,
DEFENSE--2.0%                                                    10.375% due 5/01/2007(e)....      3,000,000       3,180,000
                            B+       B1         3,000,000      Newport News Shipbuilding
                                                                 Inc., 9.25% due
                                                                 12/01/2006..................      3,000,000       3,135,000
                            B+       B1         3,500,000      Tracor Inc., 8.50% due
                                                                 3/01/2007...................      3,486,070       3,526,250
                                                                                                ------------    ------------
                                                                                                   9,486,070       9,841,250
---------------------------------------------------------------------------------------------------------------------
AIRLINES--0.9%              B+       B1         4,000,000      USAir, Inc., 10.375% due
                                                                 3/01/2013...................      3,935,000       4,320,000
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.5%            B        B3         2,000,000      Collins & Aikman Corp., 11.50%
                                                                 due 4/15/2006...............      2,000,000       2,250,000
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--              B-       B2         1,500,000      Argyle Television Inc., 9.75%
RADIO & TV--1.7%                                                 due 11/01/2005..............      1,447,500       1,560,000
                            B-       B3         2,000,000      SFX Broadcasting Inc., 10.75%
                                                                 due 5/15/2006...............      1,990,000       2,160,000
                                                               Sinclair Broadcasting Group
                                                                 Inc.:
                            B        B2         2,500,000      10% due 12/15/2003............      2,436,250       2,575,000
                            B        B2         2,000,000      10% due 9/30/2005.............      1,993,750       2,060,000
                                                                                                ------------    ------------
                                                                                                   7,867,500       8,355,000
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.3%    BB       B1         2,500,000      Cemex S.A., 12.75% due
                                                                 7/15/2006(e)................      2,500,000       2,900,000
                            B+       B3         3,340,000      Pacific Lumber Co., 10.50% due
                                                                 3/01/2003...................      3,252,088       3,440,200
                                                                                                ------------    ------------
                                                                                                   5,752,088       6,340,200
---------------------------------------------------------------------------------------------------------------------
CABLE--                     CCC+     Caa        5,023,939      American Telecasting, Inc.,
DOMESTIC--4.6%                                                   14.38% due
                                                                 6/15/2004(d)(f).............      3,763,086       1,500,902
                            BB-      Ba3        3,000,000      Century Communications Corp.,
                                                                 9.50% due 3/01/2005.........      2,953,750       3,075,000
                            B        B2         4,000,000      Intermedia Capital Partners
                                                                 L.P., 11.25% due
                                                                 8/01/2006...................      3,997,500       4,360,000
                            BB+      Ba3        5,000,000      Lenfest Communications, Inc.,
                                                                 8.375% due 11/01/2005.......      4,627,500       4,925,000
                            B        B1         4,000,000      Olympus Communications L.P.,
                                                                 10.625% due 11/15/2006......      4,000,000       4,200,000
                            BB+      Ba3        2,000,000      TCI Communications Inc., 9.65%
                                                                 due 3/31/2027...............      2,052,500       2,114,020
                            NR*      NR*        2,000,000      TCI Satellite Entertainment,
                                                                 Inc., 10.875% due
                                                                 2/15/2007(e)................      2,007,500       2,010,000
                                                                                                ------------    ------------
                                                                                                  23,401,836      22,184,922
---------------------------------------------------------------------------------------------------------------------
CABLE--                     CCC+     Caa        8,000,000      Australis Media Ltd., 14.59%
INTERNATIONAL--6.7%                                              due 5/15/2003(d)............      5,332,042       5,760,000
                            BB-      Baa3       9,000,000      Bell Cablemedia PLC, 11.74%
                                                                 due 9/15/2005(d)............      6,257,071       7,515,000
                                                               International Cabletel Inc.:
                            B        B3         2,000,000        10% due 2/15/2007(e)........      1,955,000       2,035,000
                            B        B3         5,500,000      Series B, 10.98% due
                                                                 2/01/2001(d)................      3,816,882       3,808,750
                            BB-      B2         3,000,000      Rogers Communications Inc.,
                                                                 10.875% due 4/15/2004.......      3,042,500       3,142,500
                            BB       B1         7,000,000      TeleWest Communications PLC,
                                                                 11.45% due 10/01/2007(d)....      4,776,053       5,040,000
                            B+       B3         5,500,000      Videotron Holdings PLC, 11.77%
                                                                 due 7/01/2004(d)............      4,263,128       4,950,000
                                                                                                ------------    ------------
                                                                                                  29,442,676      32,251,250
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                              VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.4%         B+       B1       $ 1,660,000      Essex Group, Inc., 10% due
                                                                 5/01/2003...................  $   1,668,925   $   1,747,150
                            B-       B3         4,500,000      International Wire Group,
                                                                 Inc., 11.75% due
                                                                 6/01/2005...................      4,490,625       4,893,750
                                                                                                ------------    ------------
                                                                                                   6,159,550       6,640,900
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.7%             BB-      Ba3        4,100,000      Agricultural Minerals &
                                                                 Chemicals Co., L.P., 10.75%
                                                                 due 9/30/2003...............      4,123,188       4,438,250
                            BB-      Ba3        3,500,000      ISP Holdings Inc., 9.75% due
                                                                 2/15/2002...................      3,500,000       3,710,000
                                                                                                ------------    ------------
                                                                                                   7,623,188       8,148,250
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         B-       B2         2,500,000      Amphenol Corporation, 9.875%
ELECTRONICS--1.1%                                                due 5/15/2007...............      2,500,000       2,581,250
                            B-       B3         3,000,000      Dictaphone Corp., 11.75% due
                                                                 8/01/2005...................      2,943,750       2,760,000
                                                                                                ------------    ------------
                                                                                                   5,443,750       5,341,250
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.8%         NR*      NR*          755,000      MacAndrews & Forbes Group,
                                                                 Inc., 13% due 3/01/1999.....        752,837         756,888
                                                               Sequa Corp.:
                            BB       B1           750,000      9.625% due 10/15/1999.........        740,625         766,875
                            B+       B3         2,500,000      9.375% due 12/15/2003.........      2,512,813       2,550,000
                                                                                                ------------    ------------
                                                                                                   4,006,275       4,073,763
---------------------------------------------------------------------------------------------------------------------
CONSUMER                    NR*      NR*        4,000,000      Coleman Escrow Corp., 11.57%
PRODUCTS--4.1%                                                   due 5/15/2001(d)(e).........      2,590,761       2,530,000
                            B+       Ba3        1,250,000      Coty Inc., 10.25% due
                                                                 5/01/2005...................      1,250,000       1,325,000
                            B+       Ba2        7,000,000      International Semi-Tech
                                                                 Microelectronics, Inc.,
                                                                 13.13% due 8/15/2003(d).....      4,496,503       4,165,000
                            B        B2         3,037,000      Polymer Group Inc., 12.25% due
                                                                 7/15/2002...................      3,094,593       3,340,700
                            B-       B1         3,183,000      Samsonite Corp., 11.125% due
                                                                 7/15/2005...................      3,076,199       3,549,045
                            B+       B1         4,500,000      Sealy Corp., 10.25% due
                                                                 5/01/2003...................      4,545,000       4,725,000
                                                                                                ------------    ------------
                                                                                                  19,053,056      19,634,745
---------------------------------------------------------------------------------------------------------------------
ENERGY--7.1%                B-       B3         2,000,000      Bellwether Exploration Co.,
                                                                 10.875% due 4/01/2007.......      2,000,000       2,120,000
                            B        B2         4,500,000      Benton Oil & Gas Co., 11.625%
                                                                 due 5/01/2003...............      4,500,000       4,955,625
                            B+       B1         5,000,000      Clark Oil & Refining Corp.,
                                                                 10.42% due 2/15/2000(d).....      3,835,529       3,743,750
                            B        B2         4,000,000      Energy Corp. of America, 9.50%
                                                                 due 5/15/2007(e)............      4,000,000       3,960,000
                            B+       B1         1,750,000      Parker Drilling Co., 9.75% due
                                                                 11/15/2006..................      1,758,750       1,839,688
                            BB-      B1         3,000,000      Petroleo Brasileiro S.A.-
                                                                 Petrobras, 10% due
                                                                 10/17/2006(e)...............      3,000,312       3,172,500
                            BB-      Ba3        1,000,000      Pride Pete Services Inc.,
                                                                 9.375% due 5/01/2007........      1,000,000       1,045,000
                                                               Transamerican Energy(e):
                            B+       B3        12,203,000      13.09% due 6/15/1999(d).......      9,502,974       8,816,668
                            B+       B3         1,568,000      11.50% due 6/15/2002..........      1,553,000       1,517,040
                            BBB-     B1         3,000,000      Yacimientos Petroliferos
                                                                 Fiscales S.A.(YPF), 8% due
                                                                 2/15/2004...................      2,414,687       3,056,100
                                                                                                ------------    ------------
                                                                                                  33,565,252      34,226,371
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                              VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.1%         B        B2       $ 5,000,000      Six Flags Theme Parks Corp.,
                                                                 12.25% due 6/15/2005(d).....  $   4,482,763   $   5,143,750
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.9%    BB-      B1         4,000,000      Reliance Group Holdings Inc.,
                                                                 9.75% due 11/15/2003........      3,898,750       4,240,000
---------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--1.9%       B+       B1         4,500,000      Chiquita Brands International
                                                                 Inc., 9.125% due
                                                                 3/01/2004...................      4,448,750       4,590,000
                            CCC+     Caa        2,500,000      Del Monte Corp., 10% due
                                                                 5/01/2003...................      2,310,000       2,581,250
                            B-       B3         2,000,000      Envirodyne Industries, Inc.,
                                                                 10.25% due 12/01/2001.......      2,018,750       2,007,500
                                                                                                ------------    ------------
                                                                                                   8,777,500       9,178,750
---------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT          BB       B1         4,000,000      Republic of Argentina,
OBLIGATIONS--0.9%                                                Global Bonds, 11% due
                                                                 10/09/2006..................      4,115,000       4,440,000
---------------------------------------------------------------------------------------------------------------------
GAMING--2.8%                B+       B2         4,000,000      Greate Bay Properties, Inc.,
                                                                 10.875% due 1/15/2004.......      3,590,000       3,560,000
                            D        Caa        4,500,000      Harrah's Jazz Company, 14.25%
                                                                 due 11/15/2001(c)...........      4,468,750       1,710,000
                            BB-      B1         5,000,000      Trump Atlantic City
                                                                 Association, 11.25% due
                                                                 5/01/2006...................      4,961,250       4,887,500
                            NR*      Caa        4,000,000      Trump's Castle Funding, Inc.,
                                                                 11.75% due 11/15/2003.......      3,559,410       3,560,000
                                                                                                ------------    ------------
                                                                                                  16,579,410      13,717,500
---------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--1.5%       B+       B1         4,000,000      Beverly Enterprises, Inc., 9%
                                                                 due 2/15/2006...............      3,740,000       4,115,000
                            B+       B2         3,000,000      Quest Diagnostic Inc., 10.75%
                                                                 due 12/15/2006..............      3,000,000       3,262,500
                                                                                                ------------    ------------
                                                                                                   6,740,000       7,377,500
---------------------------------------------------------------------------------------------------------------------
HOME BUILDERS--0.5%         B-       B2         2,500,000      Del E. Webb Corporation, 9%
                                                                 due 2/15/2006...............      2,497,500       2,462,500
---------------------------------------------------------------------------------------------------------------------
HOTELS--1.0%                BB-      Ba3        4,500,000      HMC Acquisition Properties, 9%
                                                                 due 12/15/2007..............      4,202,500       4,573,125
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           BB-      Ba3        2,750,000      AES China Generating Co., Ltd.
PRODUCERS--1.9%                                                  (Class A), 10.125% due
                                                                 12/15/2006..................      2,747,360       2,928,750
                            BB       Ba2        2,500,000      California Energy Company,
                                                                 Inc., 9.875% due
                                                                 6/30/2003...................      2,518,750       2,660,425
                            NR*      NR*        1,750,000      Consolidated Hydro, Inc.,
                                                                 14.99% due
                                                                 7/15/2003(c)(d).............      1,369,242         962,500
                                                               Midland Cogeneration Venture
                                                                 L.P.:
                            BB       Ba3        2,208,205      10.33% due 7/23/2002(f).......      2,245,929       2,362,780
                            B-       B2           250,000      11.75% due 7/23/2005..........        250,000         290,992
                                                                                                ------------    ------------
                                                                                                   9,131,281       9,205,447
---------------------------------------------------------------------------------------------------------------------
MEDIA &                     BB-      B1         3,000,000      Comtel Brasileira Ltd., 10.75%
COMMUNICATIONS--3.2%                                             due 9/26/2004(e)............      3,000,000       3,210,000
                            BB-      B2         3,000,000      Globo Communicacoes e
                                                                 Participacoes, Ltd., 10.50%
                                                                 due 12/20/2006(e)...........      3,011,250       3,187,500
                            BB       Ba3        4,000,000      Grupo Televise, S.A. de C.V.,
                                                                 11.375% due 5/15/2003.......      4,025,000       4,375,000
                            BBB-     B1         4,000,000      Telefonica de Argentina S.A.,
                                                                 11.875% due 11/01/2004......      3,917,780       4,780,000
                                                                                                ------------    ------------
                                                                                                  13,954,030      15,552,500
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.0%       B-       B2         4,500,000      Kaiser Aluminum Corp., 12.75%
                                                                 due 2/01/2003...............      4,770,000       4,888,125
                            B-       B3         3,000,000      Maxxam Group, Inc., 12.25% due
                                                                 8/01/2003(d)................      2,635,867       2,745,000
                            B        B3         2,000,000      Westmin Resources Ltd., 11%
                                                                 due 3/15/2007...............      2,000,000       2,090,000
                                                                                                ------------    ------------
                                                                                                   9,405,867       9,723,125
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                              VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
PACKAGING--1.7%             B        B2       $ 4,000,000      Portola Packaging Inc., 10.75%
                                                                 due 10/01/2005..............  $   4,000,000   $   4,295,000
                                                               Silgan Holdings, Inc.:
                            NR*      NR*        2,751,000      13.25% due 7/15/2006(a).......      3,076,057       3,064,137
                            B        B1         1,000,000      9% due 6/01/2009(e)...........      1,000,000       1,003,750
                                                                                                ------------    ------------
                                                                                                   8,076,057       8,362,887
---------------------------------------------------------------------------------------------------------------------
PAPER--1.5%                 BB-      B2         3,000,000      Repap Wisconsin Finance, Inc.,
                                                                 9.25% due 2/01/2002.........      2,760,000       3,030,000
                            B        B3         2,000,000      Riverwood International Corp.,
                                                                 10.875% due 4/01/2008.......      1,966,250       1,805,000
                            B+       B1         2,000,000      S.D. Warren Co., 12% due
                                                                 12/15/2004..................      2,000,000       2,220,000
                                                                                                ------------    ------------
                                                                                                   6,726,250       7,055,000
---------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--1.3% BB-      B1         5,000,000      Hollinger International, Inc.,
                                                                 9.25% due 2/01/2006.........      4,961,250       5,100,000
                            B        B1         1,000,000      K-III Communications Corp.,
                                                                 10.25% due 6/01/2004........        995,000       1,072,500
                                                                                                ------------    ------------
                                                                                                   5,956,250       6,172,500
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%           NR*      NR*        3,000,000      Rockefeller Center Properties,
                                                                 (Convertible), 11.09% due
                                                                 12/31/2000(d)...............      2,067,142       2,047,500
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS--1.3%                                              Foodmaker, Inc.:
                            B-       B1         4,000,000      9.25% due 3/01/1999...........      4,010,000       4,120,000
                            B+       Ba3        2,000,000      9.75% due 11/01/2003..........      1,972,075       2,060,000
                                                                                                ------------    ------------
                                                                                                   5,982,075       6,180,000
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.4%      D        Caa        4,500,000      Bradlees, Inc., 11% due
                                                                 8/01/2002(c)................      4,466,562         315,000
                            NR*      NR*        1,803,000      Cumberland Farms, Inc., 10.50%
                                                                 due 10/01/2003(f)...........      1,764,686       1,775,955
                                                                                                ------------    ------------
                                                                                                   6,231,248       2,090,955
---------------------------------------------------------------------------------------------------------------------
STEEL--0.8%                 B        B2         3,500,000      Weirton Steel Inc., 10.75% due
                                                                 6/01/2005...................      3,346,250       3,675,000
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.8%          CCC+     Caa        3,000,000      Grand Union Co., 12% due
                                                                 9/01/2004...................      2,904,475       2,190,000
                            B        B3         1,500,000      Penn Traffic American Corp.,
                                                                 8.625% due 12/15/2003.......      1,237,500       1,215,000
                            B-       B3         2,000,000      Pueblo Xtra Intl., 9.50% due
                                                                 8/01/2003(e)................      1,808,691       1,920,000
                            B        B1         1,000,000      Ralph's Grocery Co., 10.45%
                                                                 due 6/15/2004...............        962,500       1,070,000
                            B        B1         2,000,000      Ralph's Grocery Co. (New),
                                                                 10.45% due 6/15/2004........      1,901,865       2,147,500
                                                                                                ------------    ------------
                                                                                                   8,815,031       8,542,500
---------------------------------------------------------------------------------------------------------------------
TELEPHONE--COMPETITIVE      NR*      NR*        6,000,000      Brooks Fiber Properties Inc.,
LOCAL EXCHANGE--1.2%                                             10.735% due 11/01/2001(d)...      3,975,168       3,900,000
                            B        B1         2,000,000      Teleport Communications Group
                                                                 Inc., 9.875% due
                                                                 7/01/2006...................      2,104,000       2,130,000
                                                                                                ------------    ------------
                                                                                                   6,079,168       6,030,000
---------------------------------------------------------------------------------------------------------------------
TEXTILES--1.6%              BB-      Ba3        3,500,000      Tultex Corp., 10.625% due
                                                                 3/15/2005...................      3,500,000       3,854,375
                            B+       B2         3,500,000      Westpoint Stevens Industries,
                                                                 Inc., 9.375% due
                                                                 12/15/2005..................      3,291,250       3,657,500
                                                                                                ------------    ------------
                                                                                                   6,791,250       7,511,875
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                              S&P    MOODY'S     FACE                                                              VALUE
         INDUSTRY           RATINGS  RATINGS    AMOUNT                     ISSUE                   COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.8%        NR*      B3       $ 3,000,000      Central Transport Rental
                                                                 Group, Notes, 9.50% due
                                                                 4/30/2003...................  $   2,902,500   $   2,880,000
                            BB-      B1         4,000,000      Sea Containers Ltd., 12.50%
                                                                 due 12/01/2004..............      4,380,000       4,520,000
                            B-       B3         3,700,000      Transtar Holdings Inc., 11.02%
                                                                 due 12/15/2003(d)...........      2,859,635       3,108,000
                            BB       Ba2        2,979,000      Viking Star Shipping Co.,
                                                                 9.625% due 7/15/2003........      2,884,937       3,038,580
                                                                                               -------------   -------------
                                                                                                  13,027,072      13,546,580
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT               AAA      Aaa        1,000,000      United States Treasury Notes,
OBLIGATIONS--0.2%                                                6.625% due 2/15/2027........        948,400         978,440
---------------------------------------------------------------------------------------------------------------------
UTILITIES--3.2%             B+       B1         3,137,000      Beaver Valley Funding Corp.,
                                                                 9% due 6/01/2017............      2,952,025       3,275,216
                            BB       Ba2        1,000,000      Cleveland Electric
                                                                 Illuminating Co., 9.50% due
                                                                 5/15/2005...................        998,080       1,075,650
                            BB-      B1         4,000,000      Metrogas S.A., 12% due
                                                                 8/15/2000...................      3,935,000       4,460,000
                            BBB-     NR*        3,000,000      Trans Gas de Occidente S.A.,
                                                                 9.79% due
                                                                 11/01/2010(e)(f)............      3,000,000       3,166,782
                                                               Tucson Electric & Power
                                                                 Co.(f):
                            NR*      NR*        3,070,687        10.21% due 1/01/2009........      2,948,074       3,050,236
                            NR*      NR*          500,000        10.732% due 1/01/2013.......        461,050         498,200
                                                                                               -------------   -------------
                                                                                                  14,294,229      15,526,084
---------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--0.4%      D        Ca         3,500,000      Mid-American Waste Systems,
                                                                 Inc., 12.25% due
                                                                 2/15/2003(c)................      3,555,000       2,003,750
---------------------------------------------------------------------------------------------------------------------
WIRELESS                    BB+      B1         3,000,000      Comcast Cellular, 9.50% due
COMMUNICATION--                                                  5/01/2007(e)................      2,995,110       3,007,500
DOMESTIC PAGING--4.5%       B-       B3         8,000,000      Millicom International
                                                                 Cellular S.A., 13.31% due
                                                                 6/01/2006(d)................      4,850,760       5,840,000
                            B-       B3         6,000,000      Nextel Communications, Inc.,
                                                                 14.11% due 8/15/2004(d).....      3,960,595       4,590,000
                            B        B2         4,000,000      Paging Network, Inc., 10% due
                                                                 10/15/2008..................      4,000,000       3,885,000
                            B-       B2         3,000,000      USA Mobile Communications
                                                                 Holdings, Inc., 9.50% due
                                                                 2/01/2004...................      2,710,000       2,820,000
                            B+       B1         1,500,000      Vanguard Cellular Systems,
                                                                 9.375% due 4/15/2006........      1,500,000       1,515,000
                                                                                               -------------   -------------
                                                                                                  20,016,465      21,657,500
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN CORPORATE
                                                               BONDS--75.3%                      356,395,229     363,516,419
---------------------------------------------------------------------------------------------------------------------

                                                SHARES
                                                 HELD                 PREFERRED STOCKS
   ---------------------------------------------------------------------------------------------------------------------
BROADCASTING-- RADIO & TV--0.7%                     3,214      Paxson Communications(a)(e)...      2,855,972       3,374,700
---------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.1%                              52,819      Cablevision Systems Corp.
                                                                 (Series M)(a)...............      4,427,500       5,308,309
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.7%                          3,100      NTL, Inc.(a)(c)(e)............      3,089,250       3,224,000
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.3%                                 5,653      Time Warner Inc. (Series
                                                                 M)(a).......................      5,680,205       6,246,565
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%                          120,000      California Federal Bank
                                                                 (Series A)..................      3,030,000       3,097,500
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                                SHARES                                                             VALUE
         INDUSTRY                                HELD                 PREFERRED STOCKS             COST          (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.4%                        15,704      K-III Communications Corp.
                                                                 (Series B)(a)...............  $   1,557,630   $   1,696,036
---------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                                       120,000      USX Capital Corp. ............      3,000,000       3,015,000
---------------------------------------------------------------------------------------------------------------------
TELEPHONE--COMPETITIVE                              3,000      Intermedia Community of
LOCAL EXCHANGE--0.6%                                             Florida(a)(e)...............      2,932,500       3,097,500
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN PREFERRED
                                                               STOCKS--6.0%                       26,573,057      29,059,610
---------------------------------------------------------------------------------------------------------------------
                                                                       COMMON STOCKS
   ---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.2%                                93,747      On Command Corporation(c).....      2,744,654       1,124,964
---------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                        2,500      Goldriver Hotel & Casino Corp.
                                                                 (Class B)(c)................         18,603               0
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.0%                             311      Thermadyne Industries,
                                                                 Inc.(c).....................          4,495           9,369
---------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                 53,022      Grand Union Co.(c)............      3,090,000         115,986
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN COMMON
                                                               STOCKS--0.2%                        5,857,752       1,250,319
---------------------------------------------------------------------------------------------------------------------

                                                                     TRUSTS & WARRANTS
   ---------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--0.0%                              23,350      American Telecasting, Inc.
                                                                 (Warrants) (b)..............          4,776           9,340
---------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                29,830      On Command Corporation
                                                                 (Warrants)(b)...............        238,640         156,607
---------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                          250      Goldriver Hotel & Casino
                                                                 Finance Corp. (Liquidating
                                                                 Trust) (c)+.................          6,000               0
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN TRUSTS &
                                                               WARRANTS--0.0%                        249,416         165,947
---------------------------------------------------------------------------------------------------------------------

                                                 FACE
                                                AMOUNT             SHORT-TERM SECURITIES
   ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--9.9%                      $20,000,000      CXC Inc., 5.57% due
                                                                 7/30/1997...................     19,907,167      19,907,167
                                               15,355,000      General Motors Acceptance
                                                                 Corp., 6.25% due 7/01/1997..     15,352,334      15,352,334
                                               12,300,000      Preferred Receivable Funding
                                                                 Corp., 5.54% due 7/10/1997..     12,281,072      12,281,072
                                                                                               -------------   -------------
                                                                                                  47,540,573      47,540,573
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                           32,000,000      Federal Home Loan Mortgage
OBLIGATIONS**--6.6%                                              Corp., 5.37% due 7/09/1997..     31,957,040      31,957,040
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN SHORT-
                                                               TERM SECURITIES--16.5%             79,497,613      79,497,613
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS--98.0%......  $ 468,573,067     473,489,908
                                                                                               =============
                                                               OTHER ASSETS LESS
                                                               LIABILITIES--2.0%.............                      9,521,588
                                                                                                               -------------
                                                               NET ASSETS--100.0%............                  $ 483,011,496
                                                                                                               =============
---------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(a) Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

(c) Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Subject to principal paydowns.

+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,548,000, representing 0.73% of net assets.

   ---------------------------------------------------------------------------------------------------------------------
                                                                                                                   VALUE
                              ISSUE                                    ACQUISITION DATES(S)         COST         (NOTE 1a)
   ---------------------------------------------------------------------------------------------------------------------
Goldriver Hotel & Casino Finance Corp. (Liquidating Trust).......     8/31/1992                  $     6,000              0
Tucson Electric & Power Co., 10.21% due 1/01/2009................     6/16/1993 - 4/01/1996        2,948,074    $ 3,050,236
Tucson Electric & Power Co., 10.732% due 1/01/2013...............     3/01/1993                      461,050        498,200
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $ 3,415,124    $ 3,548,436
                                                                                                  ==========     ==========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $468,573,067) (Note 1a)........................                  $ 473,489,908
Receivables:
  Interest...............................................................................   $ 6,421,229
  Securities sold........................................................................     5,669,053
  Capital shares sold....................................................................       210,183       12,300,465
                                                                                             ----------
Prepaid expenses and other assets........................................................                          5,893
                                                                                                            ------------
Total assets.............................................................................                    485,796,266
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased...................................................................     2,188,146
  Investment adviser (Note 2)............................................................       193,125
  Capital shares redeemed................................................................         2,000        2,383,271
                                                                                             ----------
Accrued expenses and other liabilities...................................................                        401,499
                                                                                                            ------------
Total liabilities........................................................................                      2,784,770
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS...............................................................................                  $ 483,011,496
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized.............................                  $   4,186,249
Paid-in capital in excess of par.........................................................                    473,271,850
Undistributed investment income--net.....................................................                      3,685,112
Accumulated realized capital losses on investments--net..................................                     (3,048,556)
Unrealized appreciation on investments--net..............................................                      4,916,841
                                                                                                            ------------
NET ASSETS--Equivalent to $11.54 per share based on 41,862,495 shares outstanding........                  $ 483,011,496
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1b & 1c):
Interest and discount earned..............................................................                  $ 19,785,293
Dividends.................................................................................                       895,252
Other income..............................................................................                       313,201
                                                                                                             -----------
Total income..............................................................................                    20,993,746
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).........................................................   $ 1,038,361
Accounting services (Note 2)..............................................................        47,779
Professional fees.........................................................................        21,558
Custodian fees............................................................................        17,928
Registration fees.........................................................................         6,988
Pricing services..........................................................................         4,277
Directors' fees and expenses..............................................................         3,963
Transfer agent fees (Note 2)..............................................................         2,300
Other.....................................................................................         1,054
                                                                                              ----------
Total expenses............................................................................                     1,144,208
                                                                                                             -----------
Investment income--net....................................................................                    19,849,538
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1c & 3):
Realized gain on investments--net.........................................................                     2,429,686
Change in unrealized appreciation on investments--net.....................................                     4,360,525
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                  $ 26,639,749
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE SIX       FOR THE
                                                                                        MONTHS ENDED     YEAR ENDED
                                                                                          JUNE 30,      DECEMBER 31,
                         INCREASE (DECREASE) IN NET ASSETS:                                 1997            1996
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...............................................................   $19,849,538     $36,909,359
Realized gain (loss) on investments--net.............................................     2,429,686      (3,777,610)
Change in unrealized appreciation on investments--net................................     4,360,525       8,565,962
                                                                                        ------------    ------------
Net increase in net assets resulting from operations.................................    26,639,749      41,697,711
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1d):
Investment income--net...............................................................   (19,950,817)    (36,130,450)
                                                                                        ------------    ------------
Net decrease in net assets resulting from dividends to shareholders..................   (19,950,817)    (36,130,450)
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions...................    61,707,646      52,695,717
                                                                                        ------------    ------------
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets.........................................................    68,396,578      58,262,978
Beginning of period..................................................................   414,614,918     356,351,940
                                                                                        ------------    ------------
End of period*.......................................................................   $483,011,496    $414,614,918
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net...............................................   $ 3,685,112     $ 3,786,391
                                                                                        ============    ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN      FOR THE SIX
 DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL     MONTHS ENDED               FOR THE YEAR ENDED DECEMBER 31,
                    STATEMENTS.                           JUNE 30,   ------------------------------------------------------------
      INCREASE (DECREASE) IN NET ASSET VALUE:              1997+        1996+            1995            1994            1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $  11.39     $    11.25      $    10.61      $    12.06      $    11.13
                                                          --------       --------        --------        --------         -------
Investment income--net..............................           .51           1.08            1.09            1.05             .95
Realized and unrealized gain (loss) on
  investments--net..................................           .16            .12             .65           (1.47)            .95
                                                          --------       --------        --------        --------         -------
Total from investment operations....................           .67           1.20            1.74            (.42)           1.90
                                                          --------       --------        --------        --------         -------
Less dividends from investment income--net..........          (.52)         (1.06)          (1.10)          (1.03)           (.97)
                                                          --------       --------        --------        --------         -------
Net asset value, end of period......................      $  11.54     $    11.39      $    11.25      $    10.61      $    12.06
                                                          ========       ========        ========        ========         =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         6.13%++       11.27%          17.21%          (3.59%)         17.84%
                                                          ========       ========        ========        ========         =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .53%*          .54%            .55%            .61%            .72%
                                                          ========       ========        ========        ========         =======
Investment income--net..............................         9.13%*         9.50%           9.92%           9.73%           8.62%
                                                          ========       ========        ========        ========         =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............      $483,011     $  414,615      $  356,352      $  255,719      $  163,428
                                                          ========       ========        ========        ========         =======
Portfolio turnover..................................        27.17%         48.92%          41.60%          51.88%          35.67%
                                                          ========       ========        ========        ========         =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding during the period.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. High Current Income Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: 0.55% of these Funds' aggregate average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1997, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $964,046,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $1,250 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $4,024 for providing security price quotations to compute the Fund's net asset value.

--------------------------------------------------------------------------------

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $111,574,132 and $100,185,681, respectively.

  Net realized and unrealized gains as of June 30, 1997 were as follows:

---------------------------------------------------------

                                                        Realized      Unrealized
                                                          Gains          Gains
---------------------------------------------------------
Long-term investments...............................   $ 2,429,686    $ 4,916,841
                                                        ----------     ----------
Total...............................................   $ 2,429,686    $ 4,916,841
                                                        ==========     ==========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,916,841, of which $23,527,066 related to appreciated securities and $18,610,225 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $468,573,067.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $61,707,646 and $52,695,717 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

---------------------------------------------------------

For the Six Months Ended                                             Dollar
June 30, 1997                                         Shares         Amount
---------------------------------------------------------
Shares sold.......................................    4,769,107   $  53,839,314
Shares issued to shareholders in reinvestment of
 dividends........................................    1,770,001      19,950,816
                                                      ---------    ------------
Total issued......................................    6,539,108      73,790,130
Shares redeemed...................................   (1,066,394)    (12,082,484)
                                                      ---------    ------------
Net increase......................................    5,472,714   $  61,707,646
                                                      =========    ============
---------------------------------------------------------

---------------------------------------------------------

For the Year Ended                                                   Dollar
December 31, 1996                                     Shares         Amount
---------------------------------------------------------
Shares sold.......................................    3,441,094   $  38,643,510
Shares issued to shareholders in reinvestment of
 dividends........................................    3,229,888      36,130,450
                                                     ----------    ------------
Total issued......................................    6,670,982      74,773,960
Shares redeemed...................................   (1,968,366)    (22,078,243)
                                                     ----------    ------------
Net increase......................................    4,702,616   $  52,695,717
                                                     ==========    ============
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had net capital loss carryforward of approximately $295,000, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 1, 1997, the Board of Directors declared a net investment income dividend of $.092806 per share payable on July 31, 1997 to shareholders of record as of June 30, 1997.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Index 500 Fund's total investment return was +20.28%, based on a change in per share net asset value from $10.17 to $12.21, and assuming reinvestment of $0.018 per share income dividends and $0.003 per share capital gains distributions. The Standard & Poor's 500 Composite Index (S&P 500) had a total return of +20.55% for the same period. The Fund's cumulative tracking deviation for this period relative to the total return of the S&P 500 Index was -0.27%.

  For the period since inception (December 13, 1996) through June 30, 1997, the Fund's aggregate total return was +22.35%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  The six-month period ended June 30, 1997 was a productive, though volatile, period for US equity markets. After reaching new all-time highs with a strong showing in January, the S&P 500 Index spent much of February and early March with the Index in a fairly narrow trading range of 780--810. However, on the heels of the preemptive increase in short-term interest rates by the Federal Open Market Committee on March 25, 1997, the stock market began a significant decline which culminated in a 20.69 point drop on April 11. This was the Index's third-largest decline in history, closing at 737.65 and 9.63% off the high established in mid-February. This became the launching point for a powerful second-quarter rebound for the S&P 500 Index, propelled by continued prospects for subdued inflation and a rallying bond market. For the month of May, the S&P 500 Index produced a total return of +6.01%, exactly matching its return for the month of April. In June, the market continued to show strong momentum with a total return of +4.49%. This brought the S&P 500 Index's total return for the second quarter to +17.43% and to +20.55% for the first half of 1997. Having ended 1996 at 740.74, the S&P 500 Index completed the first half of 1997 with a gain of 144 points, up 19.49%, to close at 885.14 on June 30.

  While the recent advances in the equity market have been somewhat broader than in recent months, the S&P 500 Index continues to be powered by the largest-capitalization stocks in the Index and strong returns within the capital goods, consumer staples and financial sectors. The credit cyclicals, consumer services and utilities sectors lagged the market in the first half of 1997.

  We added several new equity positions to the Fund during the first half of 1997, as Standard & Poor's Corp. revised the composition of the S&P 500 Index in response to merger and acquisition activity affecting its constituents. Through June 30, 1997, there were (unofficially) eight such changes made to the S&P 500 Index. As a result, we established positions in the following stocks:
HEALTHSOUTH Corp. on January 7; Conseco, Inc. on January 14; Parametric Technology Corp. on April 2; Adobe Systems, Inc. on May 5; Cardinal Health, Inc. on May 23; The

--------------------------------------------------------------------------------

Charles Schwab Corporation on May 30; Countrywide Credit Industries, Inc. on June 17; and Equifax, Inc. on June 18.

  Having commenced operations on December 13, 1996 with a cash inflow of $10 million, net assets of the Fund grew rapidly during the first half of 1997, increasing from $10.76 million on December 31, 1996 to $144.63 million on June 30, 1997. Nearly all of the Fund's assets are held in the form of a fully replicating portfolio of all 500 stocks that comprise the S&P 500. As of June 30, 1997, our equity portfolio was valued at $121.45 million. In addition, we held a long position of 53 S&P 500 September 1997 futures contracts. It is our intention to be 100% invested in the S&P 500 Index at all times.

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
General Electric Co.++....         58,497   $  3,824,241
Coca-Cola Co. (The) ......         44,201      2,983,568
Exxon Corp.++ ............         44,254      2,721,621
+Microsoft
  Corporation++...........         21,371      2,700,760
Merck & Co., Inc. ........         21,514      2,226,699
Royal Dutch Petroleum
  Co. ....................         38,092      2,071,252
Intel Corp. ..............         14,586      2,068,477
Philip Morris Companies,
  Inc.++ .................         43,288      1,920,905
Procter & Gamble Co. .....         12,103      1,709,549
International Business
  Machines Corp. .........         17,701      1,596,409
Johnson & Johnson.........         23,738      1,528,134
Bristol-Myers Squibb
  Co. ....................         17,790      1,440,990
Pfizer, Inc. .............         11,507      1,375,086
Wal-Mart Companies,
  Inc. ...................         40,378      1,365,281
duPont (E.I.) de Nemours &
  Co. ....................         20,121      1,265,108
American International
  Group, Inc. ............          8,342      1,246,086
Lilly (Eli) & Co. ........          9,899      1,082,084
PepsiCo, Inc. ............         27,311      1,025,869
American Telephone &
  Telegraph Co. ..........         28,958      1,015,340
Hewlett-Packard Co. ......         18,111      1,014,216
SBC Communications,
  Inc. ...................         16,290      1,007,944
Citicorp..................          8,222        991,265
Mobil Corp. ..............         13,998        978,110
Disney (Walt) Company
  (The)...................         12,034        965,729
Gillette Co. .............          9,930        940,868
Abbott Laboratories.......         13,799        921,083
American Home Products
  Corp. ..................         11,473        877,685
Chevron Corp. ............         11,647        861,150
NationsBank Corp. ........         13,011        839,209
Federal National Mortgage
  Association.............         18,910        824,949
Lucent Technologies,
  Inc. ...................         11,405        821,873
BellSouth Corp. ..........         17,690        820,374
BankAmerica Corp. ........         12,639        816,006
Motorola, Inc. ...........         10,592        804,992
Ford Motor Co. ...........         21,204        800,451
+Cisco Systems, Inc. .....         11,828        793,955
Amoco Corp. ..............          8,833        767,919
Minnesota Mining &
  Manufacturing Co. ......          7,424        757,248
GTE Corp. ................         17,020        746,752
Chase Manhattan Corp. ....          7,684        745,828
General Motors Corp. .....         12,995        723,659
Travelers Corporation.....         11,431        720,867
Boeing Co. ...............         12,846        681,641
Ameritech Corporation.....          9,758        662,934
American Express Co. .....          8,418        627,141
Schering-Plough Corp. ....         13,041        624,338
Unilever N.V. ............          2,842        619,556
Warner-Lambert Co. .......          4,817        598,512
Home Depot, Inc.(The).....          8,656        596,723
McDonald's Corp. .........         12,295        594,002
Bell Atlantic Corp. ......          7,777        590,080
+Oracle Corporation.......         11,646        586,667
Allstate Corporation......          7,898        576,554
Schlumberger, Ltd. .......          4,375        546,875

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Texaco Inc. ..............          4,698   $    510,907
+WorldCom, Inc. ..........         15,913        509,216
BancOne Corp. ............         10,356        501,619
Kimberly-Clark Corp. .....          9,975        496,256
+Compaq Computer Corp. ...          4,892        485,531
Time Warner, Inc. ........          9,963        480,715
First Union Corp. ........          5,101        471,843
Columbia/HCA Healthcare
  Corp. ..................         11,927        468,880
MCI Communications
  Corp. ..................         12,245        468,754
Standard & Poor's
  Depositary Receipts.....          5,300        467,891
Xerox Corp. ..............          5,766        454,793
Monsanto Co. .............         10,544        454,051
NYNEX Corp. ..............          7,817        450,455
Eastman Kodak Co. ........          5,864        450,062
Morgan Stanley, Dean
  Witter, Discover .......         10,178        438,292
Emerson Electric Co. .....          7,959        438,242
Wells Fargo & Co. ........          1,594        429,583
Federal Home Loan Mortgage
  Corp. ..................         12,387        425,803
AlliedSignal Inc. ........          5,024        422,016
Northern Telecom Ltd. ....          4,634        421,694
Campbell Soup Co. ........          8,305        415,250
Atlantic Richfield Co. ...          5,715        402,908
Sprint Corp. .............          7,646        402,371
Chrysler Corp. ...........         12,261        402,314
Norwest Corp. ............          6,659        374,569
Sears, Roebuck & Co. .....          6,954        373,777
Anheuser-Busch Companies,
  Inc. ...................          8,871        372,028
Caterpillar, Inc. ........          3,400        365,075
Dow Chemical Co. .........          4,158        362,266
Computer Associates
  International, Inc. ....          6,471        360,354
Sara Lee Corporation......          8,581        357,184
Lockheed Martin Corp. ....          3,422        354,391
United Technologies
  Corp. ..................          4,256        353,248
Merrill Lynch & Co.,
  Inc. ...................          5,904        352,026
First Data Corporation....          7,997        351,368
+Dell Computer Corp. .....          2,985        350,551
Morgan (J.P.) & Co.,
  Inc. ...................          3,305        344,959
Medtronic, Inc. ..........          4,257        344,817
Colgate-Palmolive Co. ....          5,261        343,280
First Chicago Corp. ......          5,567        336,803
U S West Communications
  Group...................          8,543        321,964
Kellogg Co. ..............          3,703        317,069
Pharmacia & Upjohn
  Inc. ...................          9,026        313,653
Union Pacific Corp. ......          4,400        310,200
Duke Power Company........          6,405        307,040
Heinz (H.J.) Company......          6,535        301,427
Bank of New York Co.,
  Inc. ...................          6,899        300,107
Nike, Inc. (Class B)......          5,119        298,822
Fleet Financial Group,
  Inc. ...................          4,659        294,682
Texas Instruments,
  Inc. ...................          3,376        283,795
+Amgen, Inc. .............          4,721        274,408
Aetna Inc. ...............          2,678        274,160
ConAgra, Inc. ............          4,273        274,006
General Re Corp. .........          1,465        266,630

                                       131
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Seagram Co. Ltd. .........          6,616   $    266,294
+3Com Corp. ..............          5,917        266,265
Southern Co. .............         12,149        265,759
Westinghouse Electric
  Corp. ..................         11,328        261,960
International Paper
  Co. ....................          5,332        258,935
Baxter International,
  Inc. ...................          4,954        258,847
McDonnell Douglas
  Corp. ..................          3,768        258,108
Deere & Co. ..............          4,578        251,218
Gannett Co., Inc. ........          2,504        247,270
+Airtouch Communications,
  Inc. ...................          8,967        245,472
Automatic Data Processing,
  Inc. ...................          5,219        245,293
+Sun Microsystems,
  Inc. ...................          6,578        244,825
Burlington Northern Santa
  Fe Inc..................          2,718        244,280
PNC Bank Corp. ...........          5,734        238,678
CIGNA Corp. ..............          1,335        236,963
CPC International,
  Inc. ...................          2,553        235,674
Walgreen Co. .............          4,371        234,395
Aluminum Co. of America...          3,081        232,230
Penney (J.C.) Co. ........          4,377        228,425
Corning, Inc. ............          4,079        226,894
+Applied Materials,
  Inc. ...................          3,189        225,821
Rockwell International
  Corp. ..................          3,798        224,082
Norfolk & Southern
  Corp. ..................          2,222        223,866
KeyCorp...................          4,004        223,723
Archer-Daniels-Midland
  Co. ....................          9,507        223,415
Illinois Tool Works
  Inc. ...................          4,442        221,822
Household International,
  Inc. ...................          1,888        221,722
+U S West Media Group,
  Inc. ...................         10,808        218,862
Sun Trust Banks, Inc. ....          3,962        218,158
MBNA Corp. ...............          5,934        217,333
Raytheon Co. .............          4,193        213,843
CSX Corp. ................          3,853        213,842
+Boston Scientific
  Corp. ..................          3,444        211,591
Tyco International,
  Ltd. ...................          3,001        208,757
Mellon Bank Corp. ........          4,600        207,575
National City
  Corporation.............          3,947        207,217
Marsh & McLennan
  Companies, Inc. ........          2,902        207,130
Chubb Corp. ..............          3,092        206,775
American General Corp. ...          4,290        204,848
Dayton Hudson Corporation
  (Class A)...............          3,850        204,772
Waste Management, Inc. ...          6,370        204,636
Loews Corporation.........          2,043        204,555
Phillips Petroleum Co. ...          4,675        204,531
First Bank Systems,
  Inc. ...................          2,389        203,961
May Department
  Stores Co. .............          4,224        199,584
CoreStates Financial
  Corp. ..................          3,682        197,908
Textron Inc. .............          2,939        195,076
Gap, Inc.(The)............          4,916        191,110
Bank of Boston Corp. .....          2,618        188,660
+Viacom, Inc. (Class B)...          6,286        188,580
+CUC International,
  Inc. ...................          7,280        187,915
General Mills, Inc. ......          2,868        186,779
                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
PPG Industries, Inc. .....          3,213   $    186,756
Barnett Banks, Inc. ......          3,543        186,008
Enron Corp. ..............          4,520        184,473
Pitney Bowes, Inc. .......          2,636        183,202
Weyerhaeuser Co. .........          3,522        183,144
Edison International......          7,284        181,190
+Tellabs, Inc. ...........          3,220        179,917
+Toys 'R' Us, Inc. .......          5,093        178,255
Pacific Gas and
  Electric Co. ...........          7,323        177,583
Halliburton Co. ..........          2,224        176,252
+TCI Communications, Inc.
  (Class A)...............         11,840        176,120
Mattel, Inc. .............          5,196        176,014
Goodyear Tire & Rubber
  Co. ....................          2,760        174,743
Unocal Corp. .............          4,447        172,599
United Healthcare
  Corporation.............          3,319        172,588
ITT Hartford Group
  Inc. ...................          2,085        172,534
Honeywell, Inc. ..........          2,248        170,567
+EMC Corporation..........          4,366        170,274
USBANCORP, Inc. ..........          2,645        169,611
Wachovia Corp. ...........          2,879        167,882
Avon Products, Inc. ......          2,360        166,528
+HFS Inc. ................          2,818        163,444
Albertson's, Inc. ........          4,472        163,228
AMP, Inc. ................          3,902        162,909
Air Products and
  Chemicals, Inc. ........          1,982        161,038
+Tenet Healthcare
  Corp. ..................          5,353        158,248
Praxair, Inc. ............          2,778        155,568
Ralston Purina Co. .......          1,884        154,841
Fifth Third Bank..........          1,883        154,524
+Seagate Technology,
  Inc. ...................          4,371        153,805
Aon Corporation...........          2,966        153,491
+HEALTHSOUTH Corp. .......          6,113        152,443
CVS Corporation...........          2,956        151,495
Hershey Foods Corp. ......          2,728        150,892
FPL Group, Inc. ..........          3,250        149,703
+AMR Corp. ...............          1,616        149,480
+Micron Technology,
  Inc. ...................          3,714        148,328
USX Marathon Group,
  Inc. ...................          5,108        147,493
Occidental Petroleum
  Corp....................          5,842        146,415
Barrick Gold
  Corporation.............          6,643        146,146
Service Corporation.......          4,266        140,245
American Electric Power
  Company, Inc. ..........          3,330        139,860
Marriott International,
  Inc. ...................          2,273        139,505
Alcan Aluminium, Ltd. ....          4,018        139,374
Georgia-Pacific Corp. ....          1,623        138,564
Wrigley (W.M.) Jr. Co.
  (Class B)...............          2,064        138,288
Texas Utilities Company...          3,989        137,371
Tenneco, Inc. ............          3,032        137,008
Great Western Financial
  Corp. ..................          2,447        131,526
+Kroger Co. ..............          4,527        131,283
Comerica Inc. ............          1,908        129,744
+Federated Department
  Stores, Inc. ...........          3,692        128,297

                                       132
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
TRW Inc. .................          2,257   $    128,226
American Stores Co. ......          2,587        127,733
Schwab (Charles)
  Corporation (The).......          3,122        127,026
+ITT Corp. ...............          2,068        126,277
Browning Ferris
  Industries, Inc.........          3,778        125,619
+Costco Companies Inc. ...          3,763        123,709
Comcast Corp.-Special
  (Class A)...............          5,769        123,312
Consolidated Edison
  Company of New York
  Group, Inc. ............          4,175        122,902
Dover Corp. ..............          1,997        122,816
Williams Companies,
  Inc. ...................          2,787        121,931
Crown Company, Inc. ......          2,278        121,731
Clorox Company............            917        121,044
Cognizant Corporation.....          2,985        120,893
Conseco, Inc. ............          3,265        120,805
Dominion Resources,
  Inc. ...................          3,287        120,386
Bankers Trust New York
  Corp. ..................          1,383        120,321
Ingersoll-Rand Company....          1,942        119,918
Eaton Corp. ..............          1,370        119,618
Lincoln National Corp. ...          1,854        119,351
Masco Corporation.........          2,851        119,029
Hilton Hotels
  Corporation.............          4,446        118,097
+Federal Express Corp. ...          2,026        117,002
Pioneer Hi-Bred
  International, Inc. ....          1,461        116,880
Dresser Industries,
  Inc. ...................          3,122        116,295
Entergy Corp. ............          4,236        115,961
PacifiCorp................          5,235        115,170
+Fortune Brands, Inc. ....          3,064        114,326
Lowe's Companies, Inc. ...          3,068        113,899
Sysco Corp. ..............          3,108        113,442
Union Pacific Resources
  Group...................          4,523        112,510
St. Paul Companies,
  Inc. ...................          1,473        112,316
ALLTEL Corp. .............          3,356        112,216
Guidant Corp. ............          1,316        111,860
Newell Co. ...............          2,821        111,782
Becton, Dickinson and
  Company.................          2,205        111,628
Freeport-McMoRan Copper &
  Gold Inc. (Class B).....          3,573        111,210
Cardinal Health, Inc. ....          1,941        111,122
Transamerica
  Corporation.............          1,177        110,123
Genuine Parts Company.....          3,208        108,671
Rite Aid Corporation......          2,176        108,528
Quaker Oats Company.......          2,414        108,328
Delta Air Lines, Inc. ....          1,319        108,158
Newmont Mining
  Corporation.............          2,772        108,108
Salomon Inc. .............          1,936        107,690
Union Carbide Corp. ......          2,262        106,455
+K Mart Corp. ............          8,644        105,889
Republic New York
  Corporation.............            981        105,457
Tribune Co. ..............          2,187        105,113
SAFECO Corporation........          2,251        105,094
Cooper Industries,
  Inc. ...................          2,100        104,475
UNUM Corporation..........          2,487        104,454
McGraw-Hill, Inc. ........          1,767        103,922
                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Public Service
  Enterprise..............          4,134   $    103,350
Rohm & Haas Co. ..........          1,136        102,311
MGIC Investment Corp. ....          2,095        100,429
Equifax, Inc. ............          2,694        100,183
Winn-Dixie Stores,
  Inc. ...................          2,680         99,830
Baker Hughes, Inc. .......          2,571         99,466
Coastal Corp. ............          1,869         99,408
International Flavors &
  Fragrances, Inc.........          1,964         99,182
+Digital Equipment
  Corporation.............          2,762         97,878
Burlington Resources
  Inc. ...................          2,217         97,825
CINergy Corporation.......          2,800         97,475
Limited, Inc. (The).......          4,813         97,463
+Computer Sciences
  Corporation.............          1,351         97,441
+Parametric Technology
  Corp. ..................          2,286         97,298
Carolina Power &
  Light Company...........          2,689         96,468
VF Corp. .................          1,130         96,191
Donnelley (R.R.) & Sons
  Co. ....................          2,608         95,518
Sherwin-Williams Company..          3,050         94,169
Times Mirror Co. .........          1,704         94,146
Phelps Dodge Corp. .......          1,104         94,047
Champion International
  Corp. ..................          1,697         93,759
+Bay Networks Inc. .......          3,506         93,128
Reynolds Metals Co. ......          1,298         92,482
Amerada Hess Corp. .......          1,653         91,845
UST, Inc. ................          3,307         91,769
Consolidated Natural Gas
  Co. ....................          1,684         90,620
+Thermo Electron
  Corporation.............          2,649         90,066
Northrop Grumman Corp. ...          1,025         90,008
+Advanced Micro Devices,
  Inc. ...................          2,500         90,000
Inco Ltd. ................          2,990         89,887
Case Corp. ...............          1,303         89,744
Houston Industries
  Inc. ...................          4,162         89,223
Torchmark Corp. ..........          1,250         89,062
Interpublic Group of
  Companies, Inc. ........          1,441         88,351
Jefferson Pilot Corp. ....          1,263         88,252
Nucor Corporation.........          1,558         88,027
Eastman Chemical Co. .....          1,380         87,630
Hercules Inc. ............          1,817         86,989
Greentree Financial
  Corp. ..................          2,440         86,925
MBIA, Inc. ...............            767         86,527
Unicom Corp. .............          3,829         85,195
New York Times Co. .......          1,718         85,041
General Dynamics
  Corporation.............          1,121         84,075
Allegheny Teledyne
  Inc. ...................          3,096         83,592
Peco Energy Co. ..........          3,952         82,992
Fluor Corporation.........          1,487         82,064
Parker Hannifin Corp. ....          1,320         80,107
+LSI Logic Corporation....          2,495         79,840
Knight-Ridder, Inc. ......          1,624         79,677
Central and South West
  Corp. ..................          3,745         79,581
Dun & Bradstreet Corp. ...          3,023         79,354

                                       133
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Rubbermaid Inc. ..........          2,661   $     79,165
Sonat, Inc. ..............          1,532         78,515
+Cabletron Systems,
  Inc. ...................          2,772         78,482
+National Semiconductor
  Corp. ..................          2,519         77,144
Ahmanson (H.F) & Co. .....          1,793         77,099
Laidlaw Inc. .............          5,577         77,032
General Public Utilities
  Corp. ..................          2,142         76,844
Morton International,
  Inc. ...................          2,529         76,344
Avery Dennison Corp. .....          1,850         74,231
Grainger (W.W.) Inc. .....            942         73,653
TJX Companies Inc. .......          2,760         72,795
Grace (W.R.) & Co. .......          1,317         72,600
Whirlpool Corp. ..........          1,320         72,022
Golden West Financial
  Corporation.............          1,019         71,330
DTE Energy Holdings
  Company.................          2,578         71,217
Nordstrom, Inc. ..........          1,443         70,797
Baltimore Gas & Electric
  Company.................          2,622         69,975
+Western Atlas, Inc. .....            953         69,807
Dillard Department Stores
  Inc. ...................          2,015         69,769
Placer Dome Inc. .........          4,254         69,659
Willamette Industries,
  Inc. ...................            989         69,230
Dow Jones & Co., Inc. ....          1,715         68,922
Dana Corp. ...............          1,807         68,666
Union Electric Company....          1,813         68,327
Beneficial Corp. .........            955         67,865
+Humana, Inc. ............          2,887         66,762
Southwest Airlines Co. ...          2,576         66,654
Hasbro, Inc. .............          2,295         65,121
PACCAR Inc. ..............          1,401         65,059
Columbia Gas System,
  Inc. ...................            979         63,880
Pennzoil Co. .............            827         63,472
Northern States Power
  Co......................          1,226         63,445
+St. Jude Medical,
  Inc. ...................          1,623         63,297
Stanley Works (The).......          1,579         63,160
+Autozone, Inc. ..........          2,666         62,818
Black & Decker
  Corporation.............          1,675         62,289
Circuit City Stores,
  Inc. ...................          1,740         61,879
Union Camp Corp. .........          1,237         61,850
Sigma-Aldrich Corp. ......          1,753         61,465
Perkin-Elmer
  Corporation.............            768         61,104
Ashland Oil Inc. .........          1,317         61,076
+General Instrument
  Corp. ..................          2,432         60,800
Wendy's International,
  Inc. ...................          2,341         60,720
Johnson Controls, Inc. ...          1,472         60,444
Harcourt General Inc. ....          1,262         60,103
Brown-Forman Corp. (Class
  B)......................          1,226         59,844
Ikon Office Solutions.....          2,393         59,675
Block (H & R), Inc. ......          1,847         59,566
+Ceridian Corp. ..........          1,402         59,235
Liz Claiborne, Inc. ......          1,269         59,167
Raychem Corp. ............            795         59,128
Ohio Edison Company.......          2,710         59,112
PP&L Resources Inc. ......          2,926         58,337
Harris Corp. .............            692         58,128
                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Countrywide Credit
  Industries, Inc. .......          1,862   $     58,071
Frontier Corp. ...........          2,906         57,938
Mead Corp. ...............            928         57,768
+Woolworth Corp. .........          2,373         56,952
Westvaco Corp. ...........          1,810         56,902
James River Corp. of
  Virginia................          1,528         56,536
Great Lakes Chemical
  Corporation.............          1,067         55,884
Ecolab Inc. ..............          1,147         54,769
WMX Technologies, Inc. ...          1,704         54,741
Kerr-McGee Corp. .........            863         54,693
Brunswick Corp. ..........          1,748         54,625
Tandy Corp. ..............            968         54,208
ITT Industries Inc. ......          2,098         54,023
Armstrong World
  Industries, Inc. .......            733         53,784
Engelhard Corporation.....          2,555         53,495
Providian Corporation.....          1,664         53,456
Temple-Inland Inc. .......            985         53,190
USX-US Steel Group,
  Inc. ...................          1,500         52,594
+FMC Corporation..........            659         52,349
Pall Corp. ...............          2,229         51,824
Pacific Enterprises.......          1,511         50,807
Mallinckrodt Group
  Inc. ...................          1,313         49,894
Deluxe Corporation........          1,461         49,857
American Greetings Corp.
  (Class A)...............          1,337         49,636
Thomas & Betts Corp. .....            943         49,566
Cummins Engine Company,
  Inc. ...................            701         49,464
+USAir Group, Inc. .......          1,396         48,860
United States Surgical
  Corp. ..................          1,304         48,574
+Silicon Graphics,
  Inc. ...................          3,155         47,325
USF&G Corp. ..............          1,967         47,208
Whitman Corp. ............          1,843         46,651
Maytag Corp. .............          1,779         46,476
+DSC Communications
  Corp. ..................          2,087         46,436
Bausch & Lomb, Inc. ......            985         46,418
Nalco Chemical Company....          1,197         46,234
Reebok International
  Ltd. ...................            987         46,142
+Andrew Corp. ............          1,601         45,028
Polaroid Corp. ...........            807         44,788
Adobe Systems, Inc. ......          1,277         44,775
Ryder System, Inc. .......          1,339         44,187
+ALZA Corp. ..............          1,504         43,616
+Novell, Inc. ............          6,192         42,957
+Rowan Companies, Inc. ...          1,518         42,789
Snap-On, Inc. ............          1,082         42,604
+Tandem Computers,
  Inc. ...................          2,103         42,586
+Fruit of the Loom,
  Inc. ...................          1,367         42,377
Goodrich (B.F.) Co. ......            953         41,277
Super Valu, Inc. .........          1,194         41,193
Mercantile Stores Company,
  Inc. ...................            654         41,161
Louisiana-Pacific
  Corp. ..................          1,931         40,792
Cyprus Amax Minerals
  Co. ....................          1,657         40,597
National Service
  Industries, Inc. .......            833         40,557
Tupperware Corporation....          1,104         40,296

                                       134
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Bemis Company, Inc. ......            930   $     40,223
Sun Company, Inc. ........          1,296         40,176
Echlin Inc. ..............          1,102         39,672
Owens-Corning Fiberglass
  Corp. ..................            918         39,589
Timken Co. ...............          1,112         39,545
+Oryx Energy Co. .........          1,861         39,314
General Signal Corp. .....            884         38,565
Pep Boys-Manny, Moe &
  Jack....................          1,101         37,503
Noram Energy Corp. .......          2,438         37,179
Allergan, Inc. ...........          1,163         36,998
Biomet, Inc. .............          1,983         36,933
Bard (C.R.), Inc. ........          1,012         36,748
Manor Care, Inc. .........          1,115         36,377
Harnischfeger Industries,
  Inc. ...................            872         36,188
Tektronix, Inc. ..........            583         34,980
Louisiana Land &
  Exploration Co. ........            606         34,618
Giant Food, Inc. (Class
  A)......................          1,060         34,583
Crane Co. ................            815         34,077
Homestake Mining Co. .....          2,606         34,041
Millipore Corp. ..........            768         33,792
+Harrah's Entertainment,
  Inc. ...................          1,827         33,343
Autodesk, Inc. ...........            838         32,106
+Apple Computer, Inc. ....          2,252         32,091
NICOR Inc. ...............            884         31,713
Worthington Industries,
  Inc. ...................          1,722         31,534
Cooper Tire & Rubber
  Co. ....................          1,417         31,174
Moore Corp. Ltd. .........          1,562         30,752
Boise Cascade Corp. ......            861         30,404
Scientific-Atlanta,
  Inc. ...................          1,374         30,056
Foster Wheeler Corp. .....            721         29,201
+Beverly Enterprises,
  Inc. ...................          1,763         28,649
McDermott International,
  Inc. ...................            975         28,458
Alberto-Culver Company
  (Class B)...............            991         27,748
Meredith Corp. ...........            950         27,550
ENSERCH Corporation.......          1,238         27,546
+Santa Fe Energy
  Resources, Inc. ........          1,772         26,026
Caliber Systems, Inc. ....            695         25,889
Helmerich & Payne,
  Inc. ...................            442         25,470
Stone Container
  Corporation.............          1,761         25,204
Darden Restaurants,
  Inc. ...................          2,727         24,713
+Unisys Corp. ............          3,106         23,683
Aeroquip-Vickers Inc. ....            497         23,483
Battle Mountain Gold
  Company.................          4,094         23,285
ASARCO, Inc. .............            760         23,275
Peoples Energy Corp. .....            620         23,211
King World Productions,
  Inc. ...................            663         23,205
Potlatch Corp. ...........            511         23,123
Shared Medical Systems
  Corp. ..................            422         22,788
Inland Steel Co. .........            870         22,729
+Navistar International
  Corp. ..................          1,307         22,546
                                SHARES         VALUE
      COMMON STOCKS              HELD        (NOTE 1a)
-------------------------------------------------------
Briggs & Stratton
  Corp. ..................            448   $     22,400
+Niagara Mohawk Power
  Corp. ..................          2,564         21,954
+Bethlehem Steel Corp. ...          1,985         20,719
Centex Acceptance
  Corp. ..................            506         20,556
Russell Corp. ............            678         20,086
Springs Industries,
  Inc. ...................            359         18,937
EG&G, Inc. ...............            841         18,923
Fleetwood Enterprises,
  Inc. ...................            632         18,842
+Amdahl Corp. ............          2,153         18,839
Great Atlantic & Pacific
  Tea Co., Inc. ..........            678         18,433
Jostens, Inc. ............            687         18,377
Cincinnati Milacron,
  Inc. ...................            707         18,338
+Data General Corp. ......            700         18,200
Longs Drug Stores
  Corp. ..................            694         18,174
Coors (Adolph) Co. (Class
  B)......................            664         17,679
Safety-Kleen Corp. .......          1,034         17,449
Ball Corp. ...............            543         16,324
ONEOK, Inc. ..............            484         15,579
Echo Bay Mines Ltd. ......          2,473         14,220
Pulte Corp. ..............            398         13,756
Harland (John H.) Co. ....            550         12,547
Eastern Enterprises.......            361         12,522
Giddings & Lewis, Inc. ...            598         12,483
Kaufman and Broad Home
  Corp. ..................            690         12,118
Fleming Companies,
  Inc. ...................            670         12,060
Stride Rite Corp. ........            880         11,330
+Charming Shoppes,
  Inc. ...................          1,845          9,629
Nacco Industries, Inc.
  (Class A)...............            145          8,183
+Armco, Inc. .............          1,894          7,339
+Intergraph Corp. ........            819          6,961
Autoliv AB................              3            117
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$111,155,648)--84.0%..                121,453,607
-------------------------------------------------------
                                 FACE
SHORT-TERM OBLIGATIONS          AMOUNT
-------------------------------------------------------
Associates Corporation of
  North America, 6.15% due
  7/01/1997...............     $6,107,000      6,107,000
Federal National Mortgage
  Association*, 5.41% due
  7/14/1997...............     10,000,000      9,980,464
General Motors Acceptance
  Corp., 6.25% due
  7/01/1997...............      7,000,000      7,000,000
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$23,087,464)--15.9%                    23,087,464
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$134,243,112)--99.9%..                144,541,071
VARIATION MARGIN ON STOCK
INDEX FUTURES
CONTRACTS**--(0.1%).......                      (171,845)
OTHER ASSETS LESS
LIABILITIES--0.2%.........                       260,629
                                             -----------
NET ASSETS--100.0%........                  $144,629,855
                                             ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

 + Non-income producing security.
++ Portion of holdings pledged as collateral for stock index futures contracts.
 * Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
** Stock index futures contracts purchased as of June 30, 1997 were as follows:

--------------------------------------------------------------------
NUMBER OF                               EXPIRATION          VALUE
CONTRACTS            ISSUE                 DATE           (NOTE 1b)
--------------------------------------------------------------------
   53         S&P 500 Stock Index     September 1997     $23,591,625
--------------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$23,084,939).......................     $23,591,625
                                                         ===========
--------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$134,243,112) (Note 1a)............................               $144,541,071
Receivables:
  Capital shares sold......................................................................  $319,196
  Dividends................................................................................   122,965          442,161
                                                                                             --------
Deferred organization expenses (Note 1e)...................................................                     14,852
                                                                                                          ------------
Total assets...............................................................................                144,998,084
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Variation margin on stock index futures contracts (Note 1b)................................                    171,845
Payables:
  Securities purchased.....................................................................   133,377
  Investment adviser (Note 2)..............................................................    27,805
  Capital shares redeemed..................................................................       321          161,503
                                                                                             --------
Accrued expenses and other liabilities.....................................................                     34,881
                                                                                                          ------------
Total liabilities..........................................................................                    368,229
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................               $144,629,855
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized...............................               $  1,184,868
Paid-in capital in excess of par...........................................................                128,598,800
Undistributed investment income--net.......................................................                  1,160,993
Undistributed realized capital gains on investments--net...................................                  2,880,549
Unrealized appreciation on investments--net................................................                 10,804,645
                                                                                                          ------------
NET ASSETS--Equivalent to $12.21 per share based on 11,848,676 shares outstanding..........               $144,629,855
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $3,045 foreign withholding tax)...........................................               $   643,849
Interest and discount earned................................................................                   605,952
                                                                                                           -----------
Total income................................................................................                 1,249,801
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................  $132,515
Registration fees (Note 1e).................................................................    12,788
Custodian fees..............................................................................    10,155
Accounting services (Note 2)................................................................     7,497
Transfer agent fees (Note 2)................................................................     1,695
Professional fees...........................................................................     1,659
Amortization of organization expenses (Note 1e).............................................       939
Directors' fees and expenses................................................................       352
Pricing services............................................................................       247
Other.......................................................................................       519
                                                                                              --------
Total expenses before reimbursement.........................................................   168,366
Reimbursement of expenses (Note 2)..........................................................   (79,567)
                                                                                              --------
Expenses after reimbursement................................................................                    88,799
                                                                                                           -----------
Investment income--net......................................................................                 1,161,002
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d & 3):
Realized gain on investments--net...........................................................                 2,885,592
Change in unrealized appreciation on investments--net.......................................                10,651,511
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................               $14,698,105
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             FOR THE SIX             FOR THE PERIOD
                                                                             MONTHS ENDED            DEC. 13, 1996+
                                                                               JUNE 30,               TO DEC. 31,
                    INCREASE (DECREASE) IN NET ASSETS:                           1997                     1996
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net....................................................   $ 1,161,002              $     16,863
Realized gain (loss) on investments--net..................................     2,885,592                      (193)
Change in unrealized appreciation on investments--net.....................    10,651,511                   153,134
                                                                             ------------              -----------
Net increase in net assets resulting from operations......................    14,698,105                   169,804
                                                                             ------------              -----------
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net....................................................       (16,872)                       --
Realized gain on investments--net.........................................        (4,850)                       --
                                                                             ------------              -----------
Net decrease in net assets resulting from dividends and distributions to
  shareholders............................................................       (21,722)                       --
                                                                             ------------              -----------
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions........   119,201,632                   582,036
                                                                             ------------              -----------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets..............................................   133,878,015                   751,840
Beginning of period.......................................................    10,751,840                10,000,000
                                                                             ------------              -----------
End of period*............................................................   $144,629,855             $ 10,751,840
                                                                             ============              ===========
-------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net....................................   $ 1,160,993              $     16,863
                                                                             ============              ===========
-------------------------------------------------------------------------------------------------------------------

+ Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    FOR THE SIX       FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION          MONTHS ENDED      DEC. 13, 1996+
PROVIDED IN THE FINANCIAL STATEMENTS.                                                 JUNE 30,         TO DEC. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                                                 1997               1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................................       $  10.17           $  10.00
                                                                                      --------            -------
Investment income--net.........................................................            .10                .02
Realized and unrealized gain on investments--net...............................           1.96                .15
                                                                                      --------            -------
Total from investment operations...............................................           2.06                .17
                                                                                      --------            -------
Less dividends and distributions:
  Investment income--net.......................................................           (.02)                --
  Realized gain on investments--net............................................             --++               --
                                                                                      --------            -------
Total dividends and distributions..............................................           (.02)                --
                                                                                      --------            -------
Net asset value, end of period.................................................       $  12.21           $  10.17
                                                                                      ========            =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.............................................         20.28%++++          1.68%++++
                                                                                      ========            =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.................................................           .20%*              .00%*
                                                                                      ========            =======
Expenses.......................................................................           .38%*              .60%*
                                                                                      ========            =======
Investment income--net.........................................................          2.63%*             3.08%*
                                                                                      ========            =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......................................       $144,630           $ 10,752
                                                                                      ========            =======
Portfolio turnover.............................................................         16.90%               .04%
                                                                                      ========            =======
Average commission rate paid...................................................       $  .0154           $  .0120
                                                                                      ========            =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of Operations.
++ Amount is less than $.01 per share.
++++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Index 500 Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is

--------------------------------------------------------------------------------

required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Deferred organization expenses and pre-paid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Pre-paid registration fees are charged to expense as the related shares are issued.
  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, MLAM earned fees of $132,515, of which $79,567 was voluntarily waived.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $113,045,501 and $11,780,446, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

--------------------------------------------------------------------------
                                                  Realized
                                                   Gains       Unrealized
                                                  (Losses)       Gains
--------------------------------------------------------------------------
Long-term investments..........................  $  550,347    $10,297,959
Short-term investments.........................        (936)            --
Options purchased..............................       5,707             --
Options written................................       3,732             --
Stock index futures contracts..................   2,326,742        506,686
                                                 ----------   ------------
Total..........................................  $2,885,592    $10,804,645
                                                 ==========    ===========
-------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $10,297,959, of which $11,233,309 related to appreciated securities and $935,350 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $134,243,112.

  Transactions in put options written for the six months ended June 30, 1997 were as follows:

-----------------------------------------------------------------------
                                         Nominal Value
                                         Covered by Put
                                            Options
                                            Written       Premiums Paid
-----------------------------------------------------------------------
Outstanding put options written,
 beginning of period...................         --                --
Options written........................        300           $ 5,541
Options closed.........................       (300)           (5,541)
                                              ----           -------
Outstanding put options written, end of
 period................................         --           $    --
                                              ====           =======
-------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $119,201,632 and $582,036 for the six months ended June 30, 1997 and for the period December 13, 1996 to December 31, 1996, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

-------------------------------------------------------------------------
           For the Six Months Ended                             Dollar
                June 30, 1997                     Shares        Amount
-------------------------------------------------------------------------
Shares sold...................................  13,368,916   $147,077,349
Shares issued to shareholders in reinvestment
 of dividends and distributions...............       2,129         21,722
                                                ----------   ------------
Total issued..................................  13,371,045    147,099,071
Shares redeemed...............................  (2,579,716)   (27,897,439)
                                                ----------   ------------
Net increase..................................  10,791,329   $119,201,632
                                                ==========   ============
-------------------------------------------------------

-------------------------------------------------------------------------
For the Period December 13, 1996+ to December                   Dollar
                   31, 1996                       Shares        Amount
-------------------------------------------------------------------------
Shares sold...................................      57,357   $    582,138
Shares redeemed...............................         (10)          (102)
                                                ----------   ------------
Net increase..................................      57,347   $    582,036
                                                ==========   ============
-------------------------------------------------------
+ Prior to December 13, 1996 (commencement of operations), the Fund issued 1,000,000 shares to MLLA for $10,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, International Equity Focus Fund's total investment return was +14.53%, based on a change in per share net asset value from $11.63 to $12.96, and assuming reinvestment of $0.226 per share income dividends and $0.087 per share capital gains.

  For the one-year period ended June 30, 1997, the Fund's average annual total return was +13.56%. For the period since inception (July 1, 1993) through June 30, 1997, the Fund's average annual total return was +9.33%. (Total returns do not include the effect of insurance-related fees and expenses.)

PORTFOLIO MATTERS

  International equity markets rose relatively sharply during the six months ended June 30, 1997. The unmanaged Financial Times/Standard & Poor's--Actuaries World (ex-US) Index total return for the period was +11.33% in US dollar terms. International Equity Focus Fund returned +14.53% over the same period, substantially outperforming the Index.

  In general, equity markets significantly outperformed bond markets as a strengthening of economic activity expectations coincided with a period of continued low inflation. The six-month period was characterized by continued appreciation of the US dollar against the Deutschemark, which reduced returns in US dollar terms from relatively strong equity markets in Europe. After weakening in the first quarter of 1997, the yen appreciated significantly during the six months ended June 30, 1997. The strong yen coincided with an improvement in expectations of Japanese economic growth and resulted in the Nikkei 225 stock index appreciating 23.83% in the June quarter.

  The Fund's outperformance for the June period reflected several factors including:

  - Significant gains in a number of large-cap Japanese manufacturing stocks, which outperformed the Japanese market.

  - An overweighted position in emerging markets equities--initially Turkey, and then Greece, Brazil and India--which all performed strongly.

  - Small hedges out of the yen and Deutschemark into the US dollar, which were largely closed out in the March quarter.

INVESTMENT PROCESS CHANGES

  During the six months ended June 30, 1997, we began to use a new index for monitoring Japanese stock performance--the unmanaged Goldman Sachs Cross-Holdings Adjusted (GSCA) Index--which adjusts Japanese market weights for extensive cross-holdings among companies in Japan. The GSCA Index significantly reduces the effective benchmark weight of Japanese banks in a neutral Japanese portfolio.

  At the same time, we modified the Fund's investment decision-making process to emphasize adding value primarily by effecting strategic asset allocations among countries. We will also seek to generally maintain a strategic overweighting in emerging and smaller markets. Finally, we will use a combination of quantitative and fundamental investment techniques to select stocks in larger, developed equity markets such as Japan, the United Kingdom, Germany, France and Australia.

INVESTMENT ACTIVITY AND STRATEGY

  At June 30, 1997, the Fund's effective equity exposure was approximately 84% of net assets, up slightly from 81% six months earlier. The Fund's Japanese effective equity exposure was 33%, although early in July we cut exposure by about 2%.

  We consistently trimmed back European equity exposure over the past six months in favor of emerging markets exposure. By June 30, 1997, Continental European equity exposure was only about 13% of the Fund's net assets, compared to about 17% six months earlier.

  We eliminated all Spanish exposure and reduced holdings in Switzerland and Germany. In contrast, the UK equity exposure was increased and represented almost 12% of net assets at June 30, 1997, up from 4% at December 31, 1996. Greater confidence in UK economic management and improved relative equity market valuations provided a spur to increase exposure.

  The Fund's major investment position relative to an unmanaged benchmark remains in emerging equity markets where, at June 30, 1997, almost 13% of net assets were invested, with significant concentrations in Latin America and India.

--------------------------------------------------------------------------------

IN CONCLUSION

  With the exception of Continental Europe, we remain positive on the intermediate-term potentials for most international equity markets. Going forward, the investment process for International Equity Focus Fund is expected to concentrate on seeking to add value primarily through country selection and secondly through selecting portfolios of stocks in larger markets which reflect a combination of fundamental and quantitative analysis.

  We thank you for your interest in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Andrew Bascand
Andrew Bascand
Vice President and Senior Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                VALUE       PERCENT OF
AFRICA           INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     BANKING                  119,277   Nedcor Ltd.
                                                      (GDR)(b)(i)(j).........  $  1,334,304   $  2,594,275        0.6%
                                           10,259   Nedcor Ltd. (Ordinary)...       151,495        227,400        0.0
                                                                               ------------   ------------     ------
                                                                                  1,485,799      2,821,675        0.6
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                138,736   South African Breweries,
                                                      Ltd. ..................     3,702,680      4,260,915        1.0
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           29,000   Sappi Limited............       277,418        262,241        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 49,800   Liberty Life Association
                                                      of Africa..............     1,352,849      1,350,993        0.3
                 -----------------------------------------------------------------------------------------------------
                 MINING                     5,150   Anglo American Corp. of
                                                      South Africa, Ltd. ....       347,236        310,374        0.1
                                           23,800   Anglo American Corp. of
                                                      South Africa, Ltd.
                                                      (ADR)(a)...............     1,522,851      1,430,975        0.3
                                           47,300   Evander Gold Mines
                                                      Ltd. ..................       511,564        198,214        0.0
                                                                               ------------   ------------     ------
                                                                                  2,381,651      1,939,563        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      AFRICA                      9,200,397     10,635,387        2.4
---------------------------------------------------------------------------------------------------------------------

LATIN AMERICA
---------------------------------------------------------------------------------------------------------------------
ARGENTINA        BANKING                   32,300   Banco de Galicia y Buenos
                                                      Aires S.A. de C.V.
                                                      (ADR)(a)...............       819,646        847,875        0.2
                                           74,153   Banco Frances del Rio de
                                                      la Plata S.A.
                                                      (ADR)(a)...............     1,749,849      2,409,973        0.5
                                                                               ------------   ------------     ------
                                                                                  2,569,495      3,257,848        0.7
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED            275,011   Companhia Naviera Perez
                                                      Companc
                                                      S.A.C.F.I.M.F.A. (Class
                                                      B).....................     1,604,857      2,205,941        0.5
                                           40,900   Yacimientos Petroliferos
                                                      Fiscales S.A. (YPF)
                                                      (ADR)(a)...............     1,213,749      1,257,675        0.3
                                                                               ------------   ------------     ------
                                                                                  2,818,606      3,463,616        0.8
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               10,700   IRSA Inversiones y
                                                      Representaciones S.A.
                                                      (GDR)(b)...............       411,249        468,125        0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        48,000   Telefonica de Argentina
                                                      S.A. (Class B)
                                                      (ADR)(a)...............     1,564,000      1,662,000        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      ARGENTINA                   7,363,350      8,851,589        2.0
---------------------------------------------------------------------------------------------------------------------
BRAZIL           BANKING              139,240,000   Banco Bradesco S.A. PN
                                                      (Preferred)............     1,075,689      1,403,394        0.3
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES              2,270,000   Companhia Cervejaria
                                                      Brahma S.A. PN
                                                      (Preferred)............     1,153,770      1,729,122        0.4
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        23,794   Telecomunicacoes
                                                      Brasileiras S.A.-
                                                      Telebras (ADR)(a)......     1,575,856      3,610,740        0.8
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 41,000   Companhia Energetica de
                                                      Minas Gerais S.A.
                                                      (CEMIG) (ADR)(a).......     1,253,624      2,065,375        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      BRAZIL                      5,058,939      8,808,631        1.9
---------------------------------------------------------------------------------------------------------------------
CHILE            UTILITIES                 20,480   Enersis S.A. (ADR)(a)....       530,086        728,320        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      CHILE                         530,086        728,320        0.2
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN AMERICA                              SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                130,900   Fomento Economico
                                                      Mexicano, S.A. de C.V.
                                                      (Femsa) (Class B)......  $    694,407   $    779,304        0.2%
                 -----------------------------------------------------------------------------------------------------
                 BUILDING &                62,100   Empresas ICA Sociedad
                 CONSTRUCTION                         Controladora, S.A. de
                                                      C.V....................       902,419        988,754        0.2
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        249,500   Cementos Mexicanos, S.A.
                                                      de C.V. (Cemex) (Class
                                                      B).....................     1,030,355      1,218,452        0.3
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              140,800   Alfa, S.A. de C.V. ......       835,421        956,979        0.2
                 -----------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL         75,600   Kimberly-Clark de Mexico,
                                                      S.A. de C.V. (ADR)
                                                      (a)....................     1,431,882      1,483,650        0.3
                 -----------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY           184,600   Grupo Carso, S.A. de C.V.
                                                      'A1'...................     1,379,507      1,284,881        0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       314,900   Carso Global Telecom,
                                                      S.A. de C.V. 'A1'......       874,214      1,260,393        0.3
                                        1,041,300   Telefonos de Mexico, S.A.
                                                      de C.V. (Series L).....     2,301,162      2,484,965        0.5
                                                                               ------------   ------------     ------
                                                                                  3,175,376      3,745,358        0.8
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      MEXICO                      9,449,367     10,457,378        2.3
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      LATIN AMERICA              22,401,742     28,845,918        6.4
---------------------------------------------------------------------------------------------------------------------
 NORTH AMERICA
 ---------------------------------------------------------------------------------------------------------------------
CANADA           ALUMINUM                  48,000   Alcan Aluminium Ltd. ....     1,655,993      1,638,855        0.3
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS         46,401   Noranda Forest, Inc. ....       333,285        341,406        0.1
                 -----------------------------------------------------------------------------------------------------
                 GOLD PRODUCERS            72,000   Barrick Gold
                                                      Corporation............     1,631,428      1,568,394        0.3
                 -----------------------------------------------------------------------------------------------------
                 METAL & MINING            76,000   Noranda, Inc. ...........     1,647,591      1,639,000        0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL                       86,000   Ranger Oil Ltd. .........       805,491        804,204        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      NORTH AMERICA               6,073,788      5,991,859        1.3
---------------------------------------------------------------------------------------------------------------------
    PACIFIC
     BASIN
 ---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        AUTO-RELATED             153,100   Orbital Engine
                                                      Corporation Ltd. (i)...       101,098        100,979        0.0
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  105,000   Australia and New Zealand
                                                      Banking Group Ltd......       647,142        779,105        0.2
                                           27,900   Bank of Melbourne Ltd....       199,497        198,613        0.0
                                           93,000   National Australia Bank
                                                      Ltd....................     1,191,498      1,322,275        0.3
                                          127,000   Westpac Banking
                                                      Corporation Ltd........       717,132        758,636        0.2
                                                                               ------------   ------------     ------
                                                                                  2,755,269      3,058,629        0.7
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                352,000   Foster's Brewing Group
                                                      Ltd....................       745,591        649,007        0.2
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS        192,000   Boral Ltd................       593,537        600,080        0.1
                                          179,000   CSR Ltd..................       690,946        688,243        0.2
                                           31,100   Plutonic Resources
                                                      Limited................        99,222         96,501        0.0
                                                                               ------------   ------------     ------
                                                                                  1,383,705      1,384,824        0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES        25,000  Mayne Nickless Ltd.......       142,510        144,654        0.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONTINUED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA        CONTAINERS                78,000   Amcor Ltd................  $    518,475   $    514,457        0.1%
(CONCLUDED)
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               29,200   Email Limited............       102,629        103,737        0.0
                 COMPANIES
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &             86,500   Australian National
                 CONSTRUCTION                         Industries Ltd.........       102,236        105,027        0.0
                 -----------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGE           15,400   Arnotts Ltd..............       100,420        101,572        0.0
                                           56,200   Burns, Philp & Co., Ltd.
                                                      (Ordinary).............       102,741        103,620        0.1
                                           48,000   Coca-Cola Amatil, Ltd....       437,994        618,787        0.1
                                           71,600   National Foods Ltd.......       100,996         99,815        0.0
                                                                               ------------   ------------     ------
                                                                                    742,151        923,794        0.2
                 -----------------------------------------------------------------------------------------------------
                 HOTELS & MOTELS          160,500   AAPC Limited.............       102,285        105,859        0.0
                 -----------------------------------------------------------------------------------------------------
                 INVESTMENT                54,400   Australian Foundation
                 MANAGEMENT                           Investment Company
                                                      Ltd....................        99,667        101,932        0.0
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                     22,636   The News Corp., Ltd.
                                                      (Ordinary).............       119,206        107,732        0.0
                                           52,364   The News Corp., Ltd.
                                                      (Preferred)............       222,611        204,868        0.1
                                                                               ------------   ------------     ------
                                                                                    341,817        312,600        0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           35,500   Aberfoyle Ltd............        99,964         98,447        0.1
                                           72,000   Ashton Mining Ltd........       100,285         98,214        0.0
                                           84,000   CRA Ltd..................     1,270,171      1,421,592        0.3
                                           39,800   Newcrest Mining Ltd......       100,536        109,148        0.0
                                           81,700   QCT Resources Ltd........        99,747         99,812        0.0
                                           26,600   RGC Ltd..................        99,007         96,693        0.0
                                          113,000   WMC Ltd..................       739,973        707,191        0.2
                                                                               ------------   ------------     ------
                                                                                  2,509,683      2,631,097        0.6
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS PRODUCERS        56,000  Woodside Petroleum
                                                      Ltd. ..................       407,267        478,481        0.1
                 -----------------------------------------------------------------------------------------------------
                 PROPERTY                  36,927   Lend Lease Corp..........       693,489        774,950        0.2
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE               55,000   Capital Property Trust...        99,829        100,171        0.0
                 INVESTMENT TRUSTS         38,700   Stockland Trust Group....       100,446        100,940        0.1
                                                                               ------------   ------------     ------
                                                                                    200,275        201,111        0.1
                 -----------------------------------------------------------------------------------------------------
                 RESOURCES                175,000   Broken Hill Proprietary
                                                      Co. Ltd................     2,310,729      2,555,439        0.6
                 -----------------------------------------------------------------------------------------------------
                 TELEVISION                24,700   Seven Network Ltd........       100,472        106,559        0.0
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION            26,000   Brambles Industries
                                                      Ltd. ..................       450,591        510,384        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      AUSTRALIA                  13,809,939     14,763,520        3.3
---------------------------------------------------------------------------------------------------------------------
HONG KONG        AIRLINES                 462,000   Cathay Pacific Airways...       713,718        957,182        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                  100,000   Dao Heng Bank Group
                                                      Ltd. ..................       471,968        547,323        0.1
                                          149,242   HSBC Holdings PLC........     2,157,967      4,488,742        1.0
                                          126,000   Hang Seng Bank Ltd. .....     1,396,042      1,797,258        0.4
                                                                               ------------   ------------     ------
                                                                                  4,025,977      6,833,323        1.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONTINUED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HONG KONG        DIVERSIFIED              155,000   Citic Pacific Ltd........  $    845,941   $    968,400        0.2%
(CONCLUDED)                               232,140   Hutchison Whampoa
                                                      Ltd. ..................     1,478,305      2,007,717        0.5
                                          109,500   Jardine Strategic
                                                      Holdings Ltd. .........       378,921        412,268        0.1
                                           61,500   Swire Pacific Ltd.
                                                      (Class A)..............       470,294        553,729        0.1
                                          298,500   Swire Pacific Ltd. (Class
                                                      B).....................       393,371        452,751        0.1
                                                                               ------------   ------------     ------
                                                                                  3,566,832      4,394,865        1.0
                 -----------------------------------------------------------------------------------------------------
                 FOODS                  3,076,000   C.P. Pokphand Co. Ltd....     1,051,836        952,961        0.2
                 -----------------------------------------------------------------------------------------------------
                 PROPERTY                 116,000   Cheung Kong (Holdings)
                                                      Ltd....................       828,352      1,145,505        0.3
                                        4,192,000   China Overseas Land &
                                                      Investment.............     1,182,026      3,382,042        0.7
                                          124,000   Great Eagle Holdings
                                                      Ltd. ..................       367,528        408,969        0.1
                                          301,000   Henderson Investment
                                                      Ltd....................       310,742        332,208        0.1
                                          105,302   Henderson Land
                                                      Development Co. Ltd....       983,272        934,517        0.2
                                          256,000   Hong Kong Land Holdings
                                                      Ltd....................       548,939        680,960        0.1
                                           94,000   New World Development Co.
                                                      Ltd....................       517,459        560,593        0.1
                                          139,000   Sun Hung Kai Properties
                                                      Ltd....................     1,474,069      1,673,175        0.4
                                          161,000   Wharf (Holdings) Ltd.....       607,417        698,301        0.2
                                                                               ------------   ------------     ------
                                                                                  6,819,804      9,816,270        2.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       672,800   Hong Kong
                                                      Telecommunications
                                                      Ltd....................     1,134,433      1,606,702        0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC       184,000  China Light & Power Co.
                                                      Ltd....................       828,397      1,042,702        0.2
                                          103,000   Hong Kong Electric
                                                      Holdings Ltd...........       360,830        414,829        0.1
                                                                               ------------   ------------     ------
                                                                                  1,189,227      1,457,531        0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--GAS           406,000   Hong Kong and China Gas
                                                      Co. Ltd................       650,033        812,335        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      HONG KONG                  19,151,860     26,831,169        5.9
---------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              300,000   Mitsubishi Motors
                                                      Corp. .................     2,210,484      2,149,035        0.5
                                           58,000   Toyota Motor Corp........     1,555,956      1,712,588        0.4
                                                                               ------------   ------------     ------
                                                                                  3,766,440      3,861,623        0.9
                 -----------------------------------------------------------------------------------------------------
                 BANKING                4,000,000   Japanese Bank (Warrants)
                                                      (c)....................     4,126,000      4,326,800        1.0
                                          232,000   Mitsubishi Trust and
                                                      Banking................     2,480,161      3,668,385        0.8
                                          269,000   Sakura Bank Ltd..........     1,924,634      2,063,265        0.4
                                                                               ------------   ------------     ------
                                                                                  8,530,795     10,058,450        2.2
                 -----------------------------------------------------------------------------------------------------
                 BROADCAST--MEDIA          22,000   Nippon Broadcasting
                                                      System Inc.............     1,779,160      2,440,814        0.5
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL GOODS            338,000   Mitsubishi Heavy
                                                      Industries, Ltd........     2,859,288      2,595,457        0.6
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                351,000   Kaneka Corp..............     1,804,925      2,201,607        0.5
                                          114,000   Shin-Etsu Chemical Co.,
                                                      Ltd. (Ordinary)........     2,093,206      3,027,518        0.7
                                                                               ------------   ------------     ------
                                                                                  3,898,131      5,229,125        1.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONTINUED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
JAPAN            CONTAINERS                 1,000   Toyo Seikan Kaisha,
(CONTINUED)                                           Ltd. ..................  $     30,312   $     22,189        0.0%
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL                61,000   Taihei Dengyo Kaisha,
                 CONSTRUCTION                         Ltd. ..................     1,103,158        420,984        0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL               151,000   Anritsu Corp. ...........     1,762,368      2,268,891        0.5
                 EQUIPMENT                376,000   Fujikura Ltd. ...........     2,881,857      3,514,633        0.8
                                           56,000   Murata Manufacturing Co.,
                                                      Ltd. ..................     1,921,119      2,230,803        0.5
                                          209,000   NEC Corporation .........     2,475,107      2,921,289        0.7
                                           35,000   Rohm Co., Ltd. ..........     1,994,407      3,607,932        0.8
                                          241,000   Sharp Corporation........     3,539,473      3,326,461        0.7
                                                                               ------------   ------------     ------
                                                                                 14,574,331     17,870,009        4.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               36,600   Advantest Corp. .........     1,930,891      2,813,663        0.6
                                          252,000   Hitachi Ltd. ............     2,307,821      2,817,856        0.6
                                          166,000   Pioneer Electronic
                                                      Corp. .................     3,195,947      4,031,449        0.9
                                           38,300   Sony Corp. ..............     2,789,535      3,342,509        0.8
                                           95,000   Uniden Corporation.......     1,323,639      1,402,551        0.3
                                                                               ------------   ------------     ------
                                                                                 11,547,833     14,408,028        3.2
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES        32,000   Japan Associated Finance
                                                      Co. ...................     1,859,406      2,462,829        0.5
                 -----------------------------------------------------------------------------------------------------
                 GLASS                    287,000   Asahi Glass Co., Ltd. ...     2,604,317      2,858,216        0.6
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                424,000   NSK Ltd. ................     2,463,055      2,729,868        0.6
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING            310,000   Dainippon Screen
                                                      Manufacturing Co.,
                                                      Ltd. ..................     2,475,687      2,924,784        0.7
                                          820,000   Ube Industries Ltd. .....     2,316,308      2,385,429        0.5
                                                                               ------------   ------------     ------
                                                                                  4,791,995      5,310,213        1.2
                 -----------------------------------------------------------------------------------------------------
                 OFFICE EQUIPMENT         210,000   Ricoh Co., Ltd. .........     2,522,476      2,751,813        0.6
                 -----------------------------------------------------------------------------------------------------
                 PAPER PRODUCTS           437,000   Oji Paper Co., Ltd. .....     2,780,243      2,706,674        0.6
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          260,000   Fujisawa Pharmaceutical
                                                      Co., Ltd. .............     2,390,396      2,680,178        0.6
                                          105,000   Taisho Pharmaceutical
                                                      Co., Ltd. (Ordinary)...     2,157,457      2,834,367        0.6
                                                                               ------------   ------------     ------
                                                                                  4,547,853      5,514,545        1.2
                 -----------------------------------------------------------------------------------------------------
                 PLASTICS                 222,000   Nippon Zeon..............     1,111,867      1,097,685        0.2
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE              244,000   Mitsubishi Estate Co.,
                                                      Ltd. ..................     2,814,724      3,538,394        0.8
                                    215,000......   Mitsui Fudosan Co.,
                                                      Ltd. ..................     2,270,611      2,967,590        0.6
                                                                               ------------   ------------     ------
                                                                                  5,085,335      6,505,984        1.4
                 -----------------------------------------------------------------------------------------------------
                 RETAILING                140,000   Isetan Co., Ltd. ........     1,461,920      1,736,700        0.4
                                           55,000   Ito Yokado Co., Ltd.
                                                      (Ordinary).............     3,138,143      3,195,160        0.7
                                          241,000   Takashimaya Co. .........     2,474,939      3,284,354        0.7
                                           85,000   Uny Co., Ltd. ...........     1,410,705      1,663,318        0.4
                                                                               ------------   ------------     ------
                                                                                  8,485,707      9,879,532        2.2
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    756,000   Kawasaki Steel Corp. ....     2,074,725      2,463,423        0.5
                                          962,000   Nippon Steel Co. ........     2,603,671      3,075,845        0.7
                                                                               ------------   ------------     ------
                                                                                  4,678,396      5,539,268        1.2
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           359   DDI Corp. ...............     2,164,527      2,653,219        0.6
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES                 474,000   Teijin Ltd. .............     1,905,547      2,236,044        0.5
                 -----------------------------------------------------------------------------------------------------
                 TIRE & RUBBER            112,000   Bridgestone Corp. .......     2,012,344      2,602,603        0.6
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                      412   Japan Tobacco, Inc. .....     2,726,963      3,257,273        0.7
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONTINUED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
JAPAN            TRADING                  367,000   Mitsui & Co. ............  $  2,753,154   $  3,526,688        0.8%
(CONCLUDED)                               726,000   Nissho Iwai Corp. .......     2,634,439      3,297,982        0.7
                                                                               ------------   ------------     ------
                                                                                  5,387,593      6,824,670        1.5
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION           330,000   Nippon Express Co.,
                                                      Ltd. ..................     2,024,829      2,637,809        0.6
                                          270,000   Tobu Railway Co.,
                                                      Ltd. ..................     1,304,960      1,247,751        0.3
                                          500,000   Tokyu Corp. .............     3,069,961      3,105,617        0.7
                                                                               ------------   ------------     ------
                                                                                  6,399,750      6,991,177        1.6
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      JAPAN                     109,616,822    128,828,292       28.5
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         AGRICULTURE              160,000   IOI Corporation BHD......       201,835        182,589        0.1
                 OPERATIONS
                 -----------------------------------------------------------------------------------------------------
                 AIRLINES                  41,500   Malaysian Airline System
                                                      BHD....................       107,809        103,598        0.0
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES               15,000   Edaran Otomobil Nasional
                                                      BHD....................       143,191        127,789        0.0
                                           39,000   Perusahaan Otomobil
                                                      Nasional BHD...........       227,085        182,351        0.1
                                                                               ------------   ------------     ------
                                                                                    370,276        310,140        0.1
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   36,000   Commerce Asset Holding
                                                      BHD....................       110,053         94,861        0.0
                                            7,200   Commerce Asset Holding
                                                      BHD (Rights)...........             0            257        0.0
                                            4,500   Commerce Asset Holding
                                                      BHD (Rights)(e)........             0            695        0.0
                                           36,000   Malayan Banking BHD......       379,678        378,016        0.1
                                           81,166   Public Bank (Malayala)
                                                      BHD 'Foreign'..........       158,798        126,716        0.0
                                                                               ------------   ------------     ------
                                                                                    648,529        600,545        0.1
                 -----------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS         65,500   Hume Industries
                                                      (Malaysia) BHD.........       428,363        301,066        0.1
                                           70,000   Kedah Cement Holdings
                                                      BHD....................       109,533        109,284        0.0
                                                                               ------------   ------------     ------
                                                                                    537,896        410,350        0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 15,000   Malaysian Oxygen BHD.....        76,593         76,079        0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               92,000   Berjaya Group BHD........       107,247        113,009        0.0
                                          130,000   Malayan United Industries
                                                      BHD....................        95,332         94,781        0.0
                                           89,000   Multi-Purpose Holdings
                                                      BHD....................       146,106        124,841        0.1
                                           58,000   Renong BHD...............       100,166         75,841        0.0
                                           97,000   Sime Darby BHD...........       298,683        322,859        0.1
                                           38,000   United Engineers
                                                      (Malaysia) Ltd. .......       267,242        274,042        0.1
                                           34,000   YTL Corporation BHD......       134,870        105,084        0.0
                                                                               ------------   ------------     ------
                                                                                  1,149,646      1,110,457        0.3
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES        21,600   Hong Leong Credit BHD....        92,118         80,453        0.0
                                            1,800   Hong Leong Credit BHD
                                                      (Rights)(f)............             0          1,783        0.0
                                            3,600   Hong Leong Credit BHD
                                                      (Rights)(g)............             0              0        0.0
                                          105,000   Idris Hydraulic
                                                      (Malaysia) BHD(i)......       119,775        116,912        0.1
                                           16,000   Rashid Hussain BHD.......       107,276        101,438        0.0
                                            2,285   Rashid Hussain BHD
                                                      (Rights)(h)............             0              0        0.0
                                                                               ------------   ------------     ------
                                                                                    319,169        300,586        0.1
                 -----------------------------------------------------------------------------------------------------
                 FOODS                     14,000   Nestle (Malaysia) BHD....       107,967        104,846        0.0
                 -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONTINUED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
MALAYSIA         FOREST PRODUCTS           55,000   Lingui Development BHD...  $     95,324   $     84,123        0.0%
(CONCLUDED)
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                   19,000   Berjaya Sports Toto BHD..        88,621         89,591        0.0
                                           24,000   Genting BHD..............       130,702        115,069        0.1
                                           53,000   Magnum Corporation BHD...        86,405         79,803        0.0
                                           32,000   Resorts World BHD........       113,648         96,366        0.0
                                                                               ------------   ------------     ------
                                                                                    419,376        380,829        0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        19,500   Telekom Malaysia BHD.....       104,105         91,176        0.0
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC        36,000  Tenaga Nasional BHD......       165,206        175,457        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      MALAYSIA                    4,303,731      3,930,775        0.9
---------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      CHEMICALS                 10,000   Fernz Corporation
                                                      Ltd. ..................        27,213         33,875        0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS               17,000   PDL Holdings Ltd. .......        82,587         89,261        0.0
                 -----------------------------------------------------------------------------------------------------
                 FINANCE                  850,000   Wrightson Ltd. ..........       620,332        541,323        0.1
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS          590,000   Fletcher Challenge
                                                      Forests................       809,187        855,412        0.2
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES                 210,150   Lane Walker Rudkin
                                                      Industries, Ltd. ......       235,544        222,108        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN NEW
                                                      ZEALAND                     1,774,863      1,741,979        0.4
---------------------------------------------------------------------------------------------------------------------
SINGAPORE        AIRLINES                  79,000   Singapore Airlines
                                                      Ltd. ..................       678,479        707,479        0.2
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   54,000   Development Bank of
                                                      Singapore Ltd. ........       683,501        680,053        0.1
                                           72,000   Overseas-Chinese Banking
                                                      Corporation Ltd. ......       753,189        745,540        0.2
                                           65,000   Overseas Union Bank
                                                      Ltd. ..................       398,417        404,744        0.1
                                           85,000   United Overseas Bank
                                                      Ltd. ..................       895,841        874,204        0.2
                                                                               ------------   ------------     ------
                                                                                  2,730,948      2,704,541        0.6
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                 55,000   Fraser & Neave Ltd. .....       397,998        392,500        0.1
                 -----------------------------------------------------------------------------------------------------
                 DISTRIBUTION              66,400   Inchcape Berhad..........       242,457        239,250        0.0
                 -----------------------------------------------------------------------------------------------------
                 NEWSPAPER/                22,000   Singapore Press Holdings
                 PUBLISHING                           Ltd. ..................       440,736        443,294        0.1
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE              113,000   City Developments
                                                      Ltd. ..................     1,077,482      1,106,836        0.2
                                          153,000   DBS Land Limited.........       504,015        483,845        0.1
                                           77,000   Singapore Land Ltd. .....       358,744        350,171        0.1
                                          419,700   United Industrial
                                                      Corporation Ltd. ......       316,979        317,131        0.1
                                          122,000   Wing Tai Holdings
                                                      Ltd. ..................       364,710        351,669        0.1
                                                                               ------------   ------------     ------
                                                                                  2,621,930      2,609,652        0.6
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    192,000   NatSteel Ltd. ...........       504,789        488,967        0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION           192,000   Keppel Corporation
                 SERVICES                             Ltd. ..................       832,959        853,005        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SINGAPORE                   8,450,296      8,438,688        1.9
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      BANKING & FINANCIAL        10,000  Kookmin Bank
                                                      (GDR)(b)(i)............       242,500        217,500        0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONICS                3,300   Samsung Electronics
                                                      Company (GDR)(b)(i)....       198,000        191,400        0.0
                 -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                      SHARES                                                VALUE       PERCENT OF
(CONCLUDED)      INDUSTRY                    HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      TELECOMMUNICATIONS        41,123   SK Telecom Co. Ltd.
(CONCLUDED)                                           (ADR)(a)(i)............  $    539,571   $    413,800        0.1%
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                 17,580   Korea Electric Power
                                                      Corp. .................       752,967        525,813        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SOUTH KOREA                   1,733,038      1,348,513        0.3
---------------------------------------------------------------------------------------------------------------------
THAILAND         UTILITIES--              518,000   TelecomAsia Corporation
                 COMMUNICATIONS                       Public Company Ltd.
                                                      'Foreign'(i)...........       990,931        625,725        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    THAILAND                        990,931        625,725        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN               159,831,480    186,508,661       41.3
---------------------------------------------------------------------------------------------------------------------
 SOUTHEAST ASIA
 ---------------------------------------------------------------------------------------------------------------------
INDIA            AUTO & TRUCK              61,000   Tata Engineering and
                                                      Locomotive Company Ltd.
                                                      (GDR)(b)...............       914,634        936,350        0.2
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILE PARTS          37,400   Mahindra & Mahindra Ltd.
                                                      (GDR)(b)(i)............       548,916        551,650        0.1
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   71,500   State Bank of India
                                                      (GDR)(b)...............     1,817,380      1,894,750        0.4
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                 28,200   Reliance Industries Ltd.
                                                      (GDR)(b)(i)............       638,871        648,600        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                6,500   Grasim Industries Ltd.
                                                      (GDR)(b)...............        90,687         91,000        0.0
                                           40,900   Metal Manufactures
                                                      Limited................        99,801        101,160        0.0
                                                                               ------------   ------------     ------
                                                                                    190,488        192,160        0.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                    15,700   Indian Hotels Co., Ltd.
                                                      (GDR)(b)(j)............       354,333        372,875        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  7,400   Indian Rayon and
                                                      Industries Ltd.
                                                      (GDR)(b)...............        92,920         92,500        0.0
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY &               11,300   Larsen & Toubro Ltd.
                 ENGINEERING                          (GDR)(b)...............       216,113        194,925        0.1
                 -----------------------------------------------------------------------------------------------------
                 MANUFACTURING             20,700   Arvind Mills Ltd.
                                                      (GDR)(b)(i)............        91,894        102,983        0.0
                                           33,900   Gujarat Ambujaya Cement
                                                      (GDR)(b)...............       368,056        394,088        0.1
                                           28,500   Hindalco Industries Ltd.
                                                      (GDR)(b)(i)............     1,014,788      1,007,475        0.2
                                           20,700   Indian Petrochemicals
                                                      Corporation Ltd.
                                                      (GDR)(b)...............       279,450        289,800        0.1
                                                                               ------------   ------------     ------
                                                                                  1,754,188      1,794,346        0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICAL--          11,600   Ranbaxy Laboratories
                 PRESCRIPTION                         Ltd....................       276,726        272,600        0.1
                 -----------------------------------------------------------------------------------------------------
                 STEEL                     42,900   Steel Authority of India
                                                      Ltd. (GDR)(b)..........       356,074        378,593        0.1
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        52,500   Videsh Sanchar Nigam Ltd.
                                                      (GDR)(b)(i)............     1,111,567      1,089,375        0.2
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                   20,700   I.T.C. Limited
                                                      (ADR)(a)...............       366,520        377,775        0.1
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC        23,100  BSES Ltd. (Registered
                                                      Shares) (GDR)(b).......       472,547        612,150        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      INDIA                       9,111,277      9,408,649        2.1
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

 SOUTHEAST ASIA                            SHARES                                                VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
INDONESIA        BUILDING MATERIALS       305,000   P.T. Semen Gresik........  $    992,608   $    684,054        0.1%
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        24,100   P.T. Telekomunikasi
                                                      Indonesia (ADR)(a).....       786,702        783,250        0.2
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      INDONESIA                   1,779,310      1,467,304        0.3
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SOUTHEAST ASIA             10,890,587     10,875,953        2.4
---------------------------------------------------------------------------------------------------------------------
 WESTERN EUROPE
 ---------------------------------------------------------------------------------------------------------------------
CZECH            BROADCAST--MEDIA          10,000   Central European Media
REPUBLIC                                              Enterprises Ltd. (Class
                                                      A)(i)..................       275,000        260,000        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                      CZECH REPUBLIC                275,000        260,000        0.1
---------------------------------------------------------------------------------------------------------------------
FINLAND          DIVERSIFIED               39,958   Outokumpu OY.............       661,721        793,704        0.2
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                  1,757   Rauma OY.................        37,549         40,322        0.0
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST            88,842   Enso-Gutzeit OY (Class
                 PRODUCTS                             A).....................       688,029        822,389        0.2
                                          149,200   Metsa Serla OY (Class
                                                      B).....................     1,124,023      1,217,102        0.2
                                           56,823   UPM-Kymmene OY...........     1,210,787      1,314,992        0.3
                                                                               ------------   ------------     ------
                                                                                  3,022,839      3,354,483        0.7
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      FINLAND                     3,722,109      4,188,509        0.9
---------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES               15,144   Peugeot S.A. ............     1,828,567      1,464,160        0.3
                 -----------------------------------------------------------------------------------------------------
                 BANKING                    5,237   Banque Nationale de
                                                      Paris..................       199,209        215,902        0.0
                                           15,900   Compagnie Financiere de
                                                      Paribas (Ordinary).....       867,231      1,098,810        0.2
                                           10,388   Societe Generale de
                                                      Surveillance S.A.
                                                      (Class A) (Ordinary)...     1,134,705      1,159,939        0.3
                                                                               ------------   ------------     ------
                                                                                  2,201,145      2,474,651        0.5
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATION             12,610   Alcatel Alsthom Cie
                 EQUIPMENT                            Generale d'Electricite
                                                      S.A. ..................     1,176,528      1,579,765        0.4
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &             12,749   Bouygues S.A.............     1,308,489      1,049,233        0.2
                 CONSTRUCTION
                 -----------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         4,902   EuraFrance S.A. .........     1,818,898      2,010,897        0.4
                 -----------------------------------------------------------------------------------------------------
                 FOODS                      7,364   Groupe Danone S.A. ......     1,183,532      1,217,118        0.3
                 -----------------------------------------------------------------------------------------------------
                 HOTELS                     6,403   Accor S.A. ..............       895,741        959,104        0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 40,291   Assurances Generales de
                                                      France S.A. (AGF)......     1,303,040      1,287,962        0.3
                                           18,277   Axa-UAP..................     1,122,701      1,137,082        0.2
                                                                               ------------   ------------     ------
                                                                                  2,425,741      2,425,044        0.5
                 -----------------------------------------------------------------------------------------------------
                 OIL & RELATED             12,210   Societe Nationale Elf
                                                      Aquitaine..............     1,021,480      1,317,663        0.3
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                     1,568   Castorama Dubois
                                                      Investisse.............       244,304        220,725        0.1
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTOR              9,300   SGS-Thomson
                                                      Microelectronics
                                                      N.V. (i)...............       508,324        734,515        0.2
                 -----------------------------------------------------------------------------------------------------
                 STEEL                    100,760   Usinor-Sacilor S.A. .....     1,516,364      1,817,999        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      FRANCE                     16,129,113     17,270,874        3.8
---------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
GERMANY          AIRLINES                  15,632   Deutsche Lufthansa AG....  $    220,086   $    300,063        0.1%
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                2,662   Volkswagen AG............     1,173,382      2,042,404        0.5
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  4,199   Henkel KGaA..............       180,333        222,890        0.0
                                           36,747   Henkel KGaA
                                                      (Preferred)............     1,687,139      2,087,658        0.5
                                                                               ------------   ------------     ------
                                                                                  1,867,472      2,310,548        0.5
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               12,286   Thyssen AG...............     2,523,745      2,911,809        0.6
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &              1,800   Philipp Holzmann AG
                 CONSTRUCTION                         (i)....................       688,664        506,140        0.1
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                 30,295   Kloeckner Werke AG (i)...     2,032,755      2,103,578        0.5
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                     3,921   Karstadt AG..............     1,413,210      1,397,303        0.3
                 -----------------------------------------------------------------------------------------------------
                 RETAIL SPECIALTY           5,500   Moebel Walther AG........       306,369        334,558        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      GERMANY                    10,225,683     11,906,403        2.7
---------------------------------------------------------------------------------------------------------------------
GREECE           BANKING                      362   Ergo Bank S.A.
                                                      (Ordinary).............            20         21,743        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      GREECE                             20         21,743        0.0
---------------------------------------------------------------------------------------------------------------------
HUNGARY          TELECOMMUNICATIONS         4,500   Magyar TarKozlesi
                                                      Reszvenytarsasag
                                                      (Ordinary)(j)..........       715,438      1,634,877        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      HUNGARY                       715,438      1,634,877        0.4
---------------------------------------------------------------------------------------------------------------------
ITALY            BUILDING MATERIALS       173,519   Italcementi S.p.A. ......       957,388      1,081,878        0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS              1,629,171   Montedison S.p.A. .......     1,332,753      1,075,190        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              868,104   Compagnie Industrial
                                                      Riunite S.p.A.
                                                      (CIR)(i)...............       750,239        553,001        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 72,081   Assicurazioni Generali
                                                      S.p.A. ................     1,312,979      1,310,101        0.3
                                          534,954   Istituto Nazionale delle
                                                      Assicurazioni (INA)
                                                      S.p.A. ................       742,434        814,970        0.2
                                                                               ------------   ------------     ------
                                                                                  2,055,413      2,125,071        0.5
                 -----------------------------------------------------------------------------------------------------
                 PUBLISHING               643,016   Seat S.p.A. (i)..........       178,951        134,269        0.0
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       415,742   Stet Societa Finanziaria
                                                      Telefonica S.p.A. .....       879,519      1,442,784        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      ITALY                       6,154,263      6,412,193        1.4
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                 11,223   Akzo Nobel N.V. .........     1,410,212      1,539,357        0.3
                                           35,921   European Vinyls
                                                      Corporation
                                                      International N.V. ....     1,395,027        910,297        0.2
                                                                               ------------   ------------     ------
                                                                                  2,805,239      2,449,654        0.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL                29,507   Philips Electronics
                 EQUIPMENT                            N.V. ..................     1,239,262      2,115,380        0.5
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING &             22,873   Volker Wessels Stevin
                 CONSTRUCTION                         N.V. ..................       482,694        642,618        0.1
                 -----------------------------------------------------------------------------------------------------
                 HOLDING COMPANY           13,940   Internatio-Muller NV.....       310,390        439,979        0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 40,295   Internationale
                                                      Nederlanden Groep
                                                      N.V. ..................     1,370,014      1,859,422        0.4
                 -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
NETHERLANDS      TELECOMMUNICATIONS        59,213   Koninklijke KNP BT
(CONCLUDED)                                           N.V. ..................  $  1,283,584   $  1,349,593        0.3%
                                           28,367   Royal PTT Nederland
                                                      N.V. ..................     1,037,618      1,113,736        0.3
                                                                               ------------   ------------   ----------
                                                                                  2,321,202      2,463,329        0.6
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                      NETHERLANDS                 8,528,801      9,970,382        2.2
---------------------------------------------------------------------------------------------------------------------
NORWAY           OIL & GAS PRODUCERS        19,173  Saga Petroleum A.S.
                                                      (Class B)..............       210,967        335,114        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      NORWAY                        210,967        335,114        0.1
---------------------------------------------------------------------------------------------------------------------
POLAND           AUTOMOTIVE &              19,000   T.C. Debica S.A. ........       299,311        390,411        0.1
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   17,078   Wielkopolsky Bank
                                                      Kredytowy S.A. ........       108,118         97,737        0.0
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      POLAND                        407,429        488,148        0.1
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         ELECTRONIC                37,730   Electricidade de
                 COMPONENTS &                         Portugal, S.A. ........       486,490        692,707        0.1
                 DISTRIBUTION
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           38,273   Sonae Investimentos-SGPS
                                                      S.A. ..................       880,494      1,600,927        0.4
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      PORTUGAL                    1,366,984      2,293,634        0.5
---------------------------------------------------------------------------------------------------------------------
RUSSIA           NATURAL GAS               36,194   RAO Gazprom
                                                      (ADR)(a)(j)............       622,839        622,537        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      RUSSIA                        622,839        622,537        0.1
---------------------------------------------------------------------------------------------------------------------
SWEDEN           APPLIANCES                23,257   Electrolux AB............     1,167,158      1,678,532        0.4
                 -----------------------------------------------------------------------------------------------------
                 BUILDING RELATED          16,269   Svedala Industry AB......       277,888        338,788        0.1
                 -----------------------------------------------------------------------------------------------------
                 ENGINEERING               12,297   SKF AB 'A'...............       216,307        306,176        0.0
                 -----------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS           24,684   Mo Och Domsjo AB (Class
                                                      B).....................       723,186        810,944        0.2
                                          487,211   Rottneros Bruks AB.......       640,388        535,646        0.1
                                           50,357   Stora Kopparbergs
                                                      Bergslags AB...........       639,127        814,164        0.2
                                                                               ------------   ------------   ----------
                                                                                  2,002,701      2,160,754        0.5
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 45,700   Skandia Forsakrings AB...     1,089,395      1,684,624        0.4
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING           90,389   Avesta Sheffield AB......       884,702      1,046,358        0.2
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           16,615   Pharmacia & Upjohn,
                                                      Inc....................       507,086        560,896        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SWEDEN                      6,145,237      7,776,128        1.7
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING                    6,233   CS Holding AG
                                                      (Registered)...........       666,243        801,734        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED               24,121   Oerlikon-Buehrle Holding
                                                      AG.....................     2,483,884      2,829,588        0.6
                 -----------------------------------------------------------------------------------------------------
                 JEWELRY                    4,738   SMH AG (Societe Suisse
                                                      pour la
                                                      Microelectronique et
                                                      l'Horlogerie)..........       673,901        642,752        0.2
                 -----------------------------------------------------------------------------------------------------
                 LEISURE                    1,548   Fotolabo S.A. ...........       606,926        493,805        0.1
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                    916   Saurer AG (i)............       419,330        607,650        0.1
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SWITZERLAND                 4,850,284      5,375,529        1.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

 WESTERN EUROPE                            SHARES                                                VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY               HELD          INVESTMENTS             COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
TURKEY           BEVERAGES              7,915,658   Erciyas Biracilik Ve Malt
                                                      Sanayii A.S. ..........  $  1,131,316   $    946,785        0.2%
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      TURKEY                      1,131,316        946,785        0.2
---------------------------------------------------------------------------------------------------------------------
UNITED           AUTOMOBILE RENTAL        148,431   Thorn PLC................       362,075        419,629        0.1
KINGDOM
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES &            548,471   LucasVarity PLC..........     1,778,654      1,897,183        0.4
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 BANKING                   66,041   National Westminster Bank
                                                      PLC (Ordinary).........       722,653        886,846        0.2
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                 52,201   Bass PLC.................       666,265        636,319        0.1
                                          108,662   Grand Metropolitan PLC
                                                      (Ordinary).............       764,834      1,044,474        0.2
                                           44,083   Guinness PLC.............       444,806        431,063        0.1
                                           89,433   Matthew Clark PLC........       658,311        359,920        0.1
                                                                               ------------   ------------     ------
                                                                                  2,534,216      2,471,776        0.5
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                136,940   Imperial Chemical
                                                      Industries PLC
                                                      (Ordinary).............     1,685,596      1,899,278        0.4
                                          166,500   Inspec Group PLC.........       487,132        548,241        0.1
                                                                               ------------   ------------     ------
                                                                                  2,172,728      2,447,519        0.5
                 -----------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES         33,568   Misys PLC................       467,832        754,177        0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              607,847   BTR PLC..................     2,243,714      2,077,296        0.5
                 -----------------------------------------------------------------------------------------------------
                 FOOD & BEVERAGE          114,959   Allied Domecq PLC
                                                      (Ordinary).............       797,507        824,928        0.2
                                          120,616   Cadbury Schweppes PLC....       978,868      1,075,132        0.2
                                                                               ------------   ------------     ------
                                                                                  1,776,375      1,900,060        0.4
                 -----------------------------------------------------------------------------------------------------
                 FOOD PROCESSING          640,294   ASDA Group PLC...........     1,168,807      1,320,363        0.3
                                           94,228   Unilever PLC.............     1,997,054      2,693,693        0.6
                                                                               ------------   ------------     ------
                                                                                  3,165,861      4,014,056        0.9
                 -----------------------------------------------------------------------------------------------------
                 GLASS                    304,569   Pilkington PLC...........       613,651        698,968        0.2
                 -----------------------------------------------------------------------------------------------------
                 MERCHANDISING             50,495   W.H. Smith Group PLC.....       314,910        303,143        0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           80,764   Glaxo Wellcome PLC.......     1,218,129      1,668,808        0.4
                 -----------------------------------------------------------------------------------------------------
                 RETAIL                   218,310   Tesco PLC (Ordinary).....     1,207,380      1,346,914        0.3
                 -----------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       150,623   Cable & Wireless PLC.....     1,076,516      1,377,673        0.3
                 -----------------------------------------------------------------------------------------------------
                 UTILITIES                104,000   Anglian Water PLC........       963,111      1,132,836        0.2
                                           45,838   Severn Trent PLC.........       514,342        593,821        0.1
                                          107,000   Thames Water PLC.........     1,203,395      1,227,793        0.3
                                          115,500   United Utilities PLC.....     1,024,248      1,263,863        0.3
                                                                               ------------   ------------     ------
                                                                                  3,705,096      4,218,313        0.9
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                      UNITED KINGDOM             23,359,790     26,482,361        5.9
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      WESTERN EUROPE             83,845,273     95,985,217       21.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

   SHORT-TERM                                FACE                                                VALUE       PERCENT OF
   SECURITIES                              AMOUNT             ISSUE                COST        (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
                 COMMERCIAL PAPER*   US$5,000,000   Alpine Securitization
                                                      Co., 5.58% due
                                                      8/07/1997..............  $  4,970,550   $  4,970,550        1.1%
                                       12,000,000   CSW Credit, Inc., 5.57%
                                                      due 8/06/1997..........    11,931,303     11,931,303        2.7
                                       15,000,000   Finova Capital Corp.,
                                                      5.70% due 7/18/1997....    14,957,250     14,957,250        3.3
                                       14,600,000   General Motors Accept-
                                                      ance Corp., 6.25% due
                                                      7/01/1997..............    14,597,465     14,597,465        3.2
                                       15,000,000   National Fleet Funding
                                                      Corp., 5.58% due
                                                      7/18/1997..............    14,958,150     14,958,150        3.3
                                                    Old Line Funding Corp.:
                                       10,000,000     5.57% due 7/14/1997....     9,978,339      9,978,339        2.2
                                       10,000,000     5.60% due 7/28/1997....     9,956,444      9,956,444        2.2
                                                                               ------------   ------------   ----------
                                                                                 81,349,501     81,349,501       18.0
                 -----------------------------------------------------------------------------------------------------
                 FOREIGN             DM23,000,000   German Treasury Bills,
                 GOVERNMENT                           2.91% due 10/17/1997...    13,150,987     13,085,820        2.9
                 OBLIGATIONS*       Sek53,000,000   Swedish Treasury Bills,
                                                      4.02% due 7/16/1997....     6,878,567      6,843,474        1.5
                                                                               ------------   ------------   ----------
                                                                                 20,029,554     19,929,294        4.4
                 -----------------------------------------------------------------------------------------------------
                 US GOVERNMENT                      United States Treasury
                 OBLIGATIONS*                       Bills(d):
                                     US$1,000,000     4.88% due 7/03/1997....       999,593        999,760        0.3
                                        5,500,000     5.07% due 7/03/1997....     5,497,676      5,498,680        1.2
                                                                               ------------   ------------   ----------
                                                                                  6,497,269      6,498,440        1.5
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                      SHORT-TERM SECURITIES     107,876,324    107,777,235       23.9
---------------------------------------------------------------------------------------------------------------------

                                       NOMINAL
                                        VALUE
    OPTIONS                          COVERED BY                                  PREMIUMS
   PURCHASED                           OPTIONS                ISSUE                PAID
 ---------------------------------------------------------------------------------------------------------------------
                 CALL OPTIONS              44,801   Nikkei Index, expiring
                 PURCHASED                            January 1998
                                                      (3-month look back)....       894,895      1,350,042        0.3
                                              348   Nikkei Index, expiring
                                                      October 1997 at
                                                      (Yen) 257.6............        89,659         90,532        0.0
                                        1,868,261   Thailand Index, expiring
                                                      April 1998 at
                                                      US$1.9838..............       280,239         28,398        0.0
                                                                               ------------   ------------   ----------
                                                                                  1,264,793      1,468,972        0.3
                 -----------------------------------------------------------------------------------------------------
                 CURRENCY PUT           5,600,000   Deutschemark, expiring
                 OPTIONS PURCHASED                    July 1997 at DM1.55....        64,848        606,648        0.2
                                       17,000,000   Japanese Yen, expiring
                                                      July 1997 at
                                                      (Yen) 115.50...........       237,575        115,600        0.0
                                        4,000,000   Japanese Yen, expiring
                                                      February 1998 at
                                                      (Yen) 120..............        59,800         30,000        0.0
                                        4,600,000   Swiss Franc, expiring
                                                      July 1997 at
                                                      Chf1.285...............        62,100        534,060        0.1
                                                                               ------------   ------------   ----------
                                                                                    424,323      1,286,308        0.3
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS PURCHASED       1,689,116      2,755,280        0.6
---------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS           401,808,707    449,375,510       99.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          NOMINAL
                                            VALUE
                                       COVERED BY                                PREMIUMS        VALUE       PERCENT OF
OPTIONS WRITTEN                           OPTIONS             ISSUE              RECEIVED      (NOTE 1a)     NET ASSETS
 ---------------------------------------------------------------------------------------------------------------------
                 PUT OPTIONS WRITTEN     1,868,261  Thailand Index, expiring
                                                      April 1998 at
                                                      US$1.9838..............  $   (280,239)  $   (762,437)      (0.2)%
                 -----------------------------------------------------------------------------------------------------
                                                    TOTAL OPTIONS WRITTEN          (280,239)      (762,437)      (0.2)
---------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN...................  $401,528,468    448,613,073       99.4
                                                                               =============
                 VARIATION MARGIN ON STOCK INDEX FUTURES CONTRACTS**.........                      (61,254)       0.0
                 UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
                 CONTRACTS***................................................                     (401,860)      (0.1)
                 OTHER ASSETS LESS LIABILITIES...............................                    3,038,258        0.7
                                                                                              ------------   ----------
                 NET ASSETS..................................................                 $451,188,217      100.0%
                                                                                              =============  ===========
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain Foreign and US Government Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Fund.
** Stock index futures contracts purchased as of June 30, 1997 were as follows:
--------------------------------------------------------------------------------

NUMBER OF                                                                                EXPIRATION         VALUE
CONTRACTS                                  ISSUE                        EXCHANGE            DATE        (NOTE 1a & 1b)
---------------------------------------------------------------------------------------------------------------------
   108                All Ordinaries..................................       SFE       September 1997    $  5,597,416
   109                FTSE 100........................................     LIFFE       September 1997      20,872,895
    84                Tokyo Topix.....................................       TFE       September 1997      11,359,483
 ---------------------------------------------------------------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT PRICE--$37,718,817)                        $ 37,829,794
                                                                                                        ==============
 ---------------------------------------------------------------------------------------------------------------------
Stock index futures contracts sold as of June 30, 1997 were as follows:
 ---------------------------------------------------------------------------------------------------------------------

NUMBER OF                                                                                EXPIRATION         VALUE
CONTRACTS                                  ISSUE                        EXCHANGE            DATE        (NOTE 1a & 1b)
---------------------------------------------------------------------------------------------------------------------
    23                DAX Index.......................................       DTB       September 1997    $  5,007,575
 ---------------------------------------------------------------------------------------------------------------------
TOTAL STOCK INDEX FUTURES CONTRACTS SOLD (TOTAL CONTRACT PRICE--$4,943,561)                              $  5,007,575
                                                                                                        ==============
 ---------------------------------------------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of June 30, 1997 were as follows:
--------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                                                            EXPIRATION   (DEPRECIATION)
FOREIGN CURRENCY PURCHASED                                                                     DATE        (NOTE 1b)
---------------------------------------------------------------------------------------------------------------------
C$                 12,406,500............................................................     July 1997   $     (6,524)
Chf                 2,955,500............................................................     July 1997       (111,452)
DM                  4,207,143............................................................     July 1997       (210,991)
DM                110,459,128............................................................   August 1997     (1,147,107)
(Pounds Sterling)   4,291,845..................................... ......................     July 1997        136,592
(Pounds Sterling)  17,208,604............................................................   August 1997        478,933
(Yen)             981,750,000............................................................     July 1997        107,732
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$122,060,746)                                                                          (752,817)
                                                                                                         --------------
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
---------------------------------------------------------------------------------------------------------------------
DM                 48,160,000............................................................   August 1997        419,589
(Pounds Sterling)  16,995,992............................................................   August 1997       (238,894)
(Yen)             618,968,000............................................................     July 1997        170,262
---------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$61,717,592)                                                                            350,957
                                                                                                         --------------
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET                                  $   (401,860)
                                                                                                         ===============
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Securities held as collateral in connection with open futures contracts.
(e) The rights may be exercised until 7/14/1997.
(f) The rights may be exercised until 7/24/1997.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

(g) The rights may be exercised until 7/01/1997.
(h) The rights may be exercised until 7/03/1997.
(i) Non-income producing securities.
(j) The securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$400,119,591) (Note 1a)...........................                $446,620,230
Options purchased, at value (cost--$1,689,116) (Notes 1a & 1b)............................                   2,755,280
Foreign cash (Note 1c)....................................................................                  14,702,822
Cash on deposit for stock index futures contracts.........................................                     268,215
Receivables:
  Securities sold.........................................................................  $ 4,060,643
  Dividends...............................................................................    1,029,092
  Capital shares sold.....................................................................       79,854      5,169,589
                                                                                            -----------
Deferred organization expenses (Note 1f)..................................................                       2,090
Prepaid registration fees and other assets (Note 1f)......................................                     200,895
                                                                                                          ------------
Total assets..............................................................................                 469,719,121
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$280,239) (Notes 1a & 1b)...................                     762,437
Unrealized depreciation on forward foreign exchange contracts (Note 1b)...................                     401,860
Variation margin on stock index futures contracts (Note 1b)...............................                      61,254
Payables:
  Securities purchased....................................................................   14,366,059
  Capital shares redeemed.................................................................      496,699
  Investment adviser (Note 2).............................................................      279,647     15,142,405
                                                                                            -----------
Accrued expenses and other liabilities....................................................                   2,162,948
                                                                                                          ------------
Total liabilities.........................................................................                  18,530,904
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................                $451,188,217
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized..............................                $  3,481,554
Paid-in capital in excess of par..........................................................                 385,160,354
Undistributed investment income--net......................................................                   1,719,845
Undistributed realized capital gains on investments and foreign currency
  transactions--net.......................................................................                  14,040,764
Unrealized appreciation on investments and foreign currency transactions--net.............                  46,785,700
                                                                                                          ------------
NET ASSETS--Equivalent to $12.96 per share based on 34,815,538 shares outstanding.........                $451,188,217
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $304,562 foreign withholding tax)........................................                $ 3,310,337
Interest and discount earned (net of $394 foreign withholding tax).........................                  2,345,307
                                                                                                           -----------
Total income...............................................................................                  5,655,644
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................  $ 1,417,810
Custodian fees.............................................................................      145,390
Accounting services (Note 2)...............................................................       45,160
Pricing services...........................................................................       15,054
Professional fees..........................................................................       14,349
Registration fees (Note 1f)................................................................        8,939
Directors' fees and expenses...............................................................        3,446
Transfer agent fees (Note 2)...............................................................        2,241
Amortization of organization expenses (Note 1f)............................................          646
Other......................................................................................        5,387
                                                                                             -----------
Total expenses.............................................................................                  1,658,422
                                                                                                           -----------
Investment income--net.....................................................................                  3,997,222
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.........................................................................   18,036,793
  Foreign currency transactions--net.......................................................   (1,561,922)   16,474,871
                                                                                             -----------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................................................   34,701,105
  Foreign currency transactions--net.......................................................      283,722    34,984,827
                                                                                             -----------   -----------
Net realized and unrealized gain on investments and foreign currency transactions..........                 51,459,698
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                $55,456,920
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX              FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                                 JUNE 30,             DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 1997                   1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................................   $ 3,997,222            $ 6,166,768
Realized gain on investments and foreign currency transactions--net.........    16,474,871              9,939,138
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net..................................................    34,984,827              2,510,537
                                                                               ------------           ------------
Net increase in net assets resulting from operations........................    55,456,920             18,616,443
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net......................................................    (6,787,677)            (3,669,329)
Realized gain on investments--net...........................................    (2,626,115)                    --
                                                                               ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
  shareholders..............................................................    (9,413,792)            (3,669,329)
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share transactions..........    56,065,260             68,530,474
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................................   102,108,388             83,477,588
Beginning of period.........................................................   349,079,829            265,602,241
                                                                               ------------           ------------
End of period*..............................................................   $451,188,217           $349,079,829
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net.......................................   $ 1,719,845            $ 4,510,300
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS               FOR THE SIX           FOR THE YEAR ENDED           FOR THE PERIOD
HAVE BEEN DERIVED FROM INFORMATION                    MONTHS ENDED             DECEMBER 31,             JULY 1, 1993+ TO
PROVIDED IN THE FINANCIAL STATEMENTS.                   JUNE 30,    ----------------------------------    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                  1997++      1996++        1995         1994          1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............       $  11.63    $  11.06     $  10.90     $  11.03      $  10.00
                                                        --------    --------     --------     --------       -------
Investment income--net...........................            .12         .23          .20          .19           .01
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................           1.53         .49          .37         (.13)         1.02
                                                        --------    --------     --------     --------       -------
Total from investment operations.................           1.65         .72          .57          .06          1.03
                                                        --------    --------     --------     --------       -------
Less dividends and distributions:
  Investment income--net.........................           (.23)       (.15)        (.01)        (.18)           --
  Realized gain on investments--net..............           (.09)         --         (.17)        (.01)           --
  In excess of realized gain on
    investments--net.............................             --          --         (.23)          --            --
                                                        --------    --------     --------     --------       -------
Total dividends and distributions................           (.32)       (.15)        (.41)        (.19)           --
                                                        --------    --------     --------     --------       -------
Net asset value, end of period...................       $  12.96    $  11.63     $  11.06     $  10.90      $  11.03
                                                        ========    ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............         14.53%++     6.62%        5.48%         .55%        10.30%++
                                                        ========    ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................           .88%*       .89%         .89%         .97%         1.14%*
                                                        ========    ========     ========     ========       =======
Investment income--net...........................          2.11%*      1.96%        1.95%        1.09%          .30%*
                                                        ========    ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........       $451,188    $349,080     $265,602     $247,884      $ 76,906
                                                        ========    ========     ========     ========       =======
Portfolio turnover...............................         72.09%      49.87%      100.02%       58.84%        17.39%
                                                        ========    ========     ========     ========       =======
Average commission rate paid***..................       $  .0006    $  .0004           --           --            --
                                                        ========    ========     ========     ========       =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses.
*** For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
+ Commencement of Operations.
++ Based on average shares outstanding during the period.
++ Aggregate total investment return.

See notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. International Equity Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the

--------------------------------------------------------------------------------

value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions-- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of ML & Co., earned $7,161 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $230,230,337 and $209,132,125, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

--------------------------------------------------------------------------
                                             Realized         Unrealized
                                               Gains            Gains
                                             (Losses)          (Losses)
--------------------------------------------------------------------------
Investments:
 Long-term................................  $14,628,896      $ 46,599,729
 Short-term...............................       (4,655)          (99,090)
 Stock index futures contracts............    3,986,598            46,963
 Options purchased........................     (691,296)          204,179
 Options written..........................      117,250          (482,198)
                                            -----------       -----------
Total investments.........................   18,036,793        46,269,583
                                            -----------       -----------
Currency transactions:
 Options written..........................        9,040                --
 Options purchased........................     (109,205)          861,985
 Foreign currency transactions............       65,084            55,992
 Forward foreign exchange contracts.......   (1,526,841)         (401,860)
                                            -----------       -----------
Total currency transactions...............   (1,561,922)          516,117
                                            -----------       -----------
Total.....................................  $16,474,871      $ 46,785,700
                                            ===========       ===========
-------------------------------------------------------

  Transactions in options written for the six months ended June 30, 1997, were as follows:

-----------------------------------------------------------------------------
                                                 Nominal Value
                                               Covered by Written   Premiums
Call Options Written                                Options         Received
-----------------------------------------------------------------------------
Outstanding call options written, beginning
 of period...................................             35        $ 117,250
Options expired..............................            (35)        (117,250)
                                                 -----------        -----------
Outstanding call options written, end of
 period......................................             --        $      --
                                                 ===========        ===========
---------------------------------------------------------

-----------------------------------------------------------------------------
                                                  Nominal Value
                                                Covered by Written   Premiums
Put Options Written                                  Options         Received
-----------------------------------------------------------------------------
Outstanding put options written, beginning of
 period.......................................              --             --
Options written...............................       1,868,261       $280,239
                                                     ---------       --------
Outstanding put options written, end of
 period.......................................       1,868,261       $280,239
                                                     =========       ========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $46,222,620, of which $53,957,459 related to appreciated securities and $7,734,839 related to depreciated securities. At June 30, 1997, the aggregate cost of investments, net of investment options, for Federal income tax purposes was $400,119,591.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $56,065,260 and $68,530,474 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------------------
For the Six Months Ended                                            Dollar
June 30, 1997                                       Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................   5,242,840     $ 61,749,776
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     835,400        9,413,792
                                                  ----------      -----------
Total issued....................................   6,078,240       71,163,568
Shares redeemed.................................  (1,290,396)     (15,098,308)
                                                  ----------      -----------
Net increase....................................   4,787,844     $ 56,065,260
                                                  ==========      ===========
---------------------------------------------------------

-----------------------------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1996                                   Shares          Amount
-----------------------------------------------------------------------------
Shares sold......................................  6,562,205     $ 75,036,616
Shares issued to shareholders in reinvestment of
 dividends.......................................    334,488        3,669,329
                                                   ---------      -----------
Total issued.....................................  6,896,693       78,705,945
Shares redeemed..................................   (886,963)     (10,175,471)
                                                   ---------      -----------
Net increase.....................................  6,009,730     $ 68,530,474
                                                   =========      ===========
---------------------------------------------------------

5. COMMITMENTS:

At June 30, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $1,479,000 and $109,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Natural Resources Focus Fund's total investment return was +3.82%, based on a change in per share net asset value from $13.12 to $12.65, and assuming reinvestment of $0.206 per share income dividends and $0.724 per share capital gains distributions.

  For the one-year and five-year periods ended June 30, 1997, the Fund's average annual total returns were +9.80% and +8.68%, respectively. For the period since inception (June 1, 1988) through June 30, 1997, the Fund's average annual total return was 5.48%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board (FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  The environment for investments in the natural resources industries was mixed for the six-month period ended June 30, 1997. Investor sentiment for the resource sector was initially boosted by surprisingly strong growth in the US economy. While economic growth in the rest of the industrialized nations was less robust, investors remained hopeful that monetary policy would support an acceleration of economic activity in these markets. This environment of moderate global economic growth and modest inflationary pressures encouraged expectations of an extended economic cycle, which would be positive for the demand outlook for many basic materials. In response, commodity prices generally trended higher as supply/demand fundamentals for many commodities strengthened. However, this positive sentiment moderated somewhat in March and April, as rising interest rates in the United States led investors to question the sustainability of economic growth rates, particularly in the United States.

  Commodity prices were mixed over the period. Base metals prices, led by aluminum and zinc, rose as inventory levels continued to be reduced on the major commodity exchanges. There were also some price increases announced by companies in the steel and paper products areas, but it is still uncertain whether these will be accepted.

  Oil and natural gas prices were volatile during the six-month period. After rising significantly in the fourth quarter of 1996, both oil and natural gas prices fell sharply through the first quarter of 1997 as inventory levels rose, primarily in response to weak demand resulting from warmer-than-normal temperatures across much of the United States. Oil prices have since stabilized, but remain near their recent lows as inventories have continued to build more quickly than expected. Natural gas prices have recovered significantly from their lows in March as inventory levels remain near historical lows.

  Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace, particularly from sales by central banks.

  The Fund's exposure to the paper and forest products sector contributed positively to returns during the six-month period ended June 30,

--------------------------------------------------------------------------------

1997. Share prices of companies in this area have underperformed our investment universe for the past two years as commodity prices fell significantly from their highs in 1995. Currently, there are some indications that commodity prices may be bottoming. There have been several attempts by the industry to implement price increases over the last six months, but these generally have failed. The companies are finally responding by announcing production downtime for many paper grades in an attempt to strengthen supply/demand balances. In addition, recent poor pricing is expected to keep capacity additions limited for most paper grades over the next few years. This should allow industry fundamentals to improve as operating rates gradually move higher, thereby giving the industry greater pricing flexibility in the future. There also has been an increasing trend toward consolidation in the group which should help support a positive turn in industry prospects. In addition, there are signs that company managements are adopting more shareholder-oriented policies, including share repurchases, debt reduction and an increased focus on the returns from all capital expenditures.

  Fund returns also benefited from our significant exposure to the base metals sector. Share prices of companies in this group rose in response to an improved industry outlook. An acceleration in economic activity boosted the demand for these materials which, in turn, led to declining inventory levels for most base metals, particularly aluminum, copper and zinc. Commodity prices of most base metals rallied in response to this strengthening of industry supply/demand fundamentals. We expect that inventory levels will continue to trend downward over the next 12 months--18 months since demand is likely to remain strong and limited new supply will come on line. We expect this to support a favorable pricing environment for most base metals, and could lead to an improved earnings outlook for many producing companies.

  The Fund's large exposure to the energy sector, with particular emphasis on exploration and production companies, also contributed positively to returns during the six-month period. Share prices of energy-related companies rose during the period as oil and natural gas prices stabilized and recovered somewhat from their sharp fall in the first quarter of 1997. The Fund's holdings in non-US energy companies showed particular strength, after having lagged the strong returns of US energy companies for much of 1996.

  Fund returns were hurt by our exposure to gold mining stocks. Gold shares fell as gold prices suffered from continued low inflationary expectations and investor concerns about possible increases in the supply of gold resulting from potential sales by central banks. Gold shares also suffered from the negative sentiment surrounding the Canadian-based gold exploration company, Bre-X Minerals Ltd. The shares of Bre-X Minerals Ltd. collapsed after due-diligence drilling by Freeport-McMoRan Copper & Gold Inc., its partner in the Busang gold project in Indonesia, found insignificant amounts of gold. Subsequent testing on this property has shown that it would be uneconomical to develop it. As a result, gold shares weakened considerably as investors reduced the valuation levels they were willing to put on the gold reserves of these companies. While we believe that the supply/demand fundamentals in the gold market remain tight, we do not expect gold prices to move substantially higher in the near term. Investments in the gold sector remain focused on low-cost producers with strong production and reserve growth potentials.

  During the six-month period ended June 30, 1997, we made no significant geographic or industry allocation changes to the Fund. The Fund's primary investment focus remained in the energy sector, followed by a significant exposure to the base metals sector. We sold our position in Santa Fe Pacific Gold Corp., which rose sharply after a merger agreement with Newmont Mining Corp. was signed. We also used the strength in stock prices in the energy sector as an opportunity to realize profits in some of our energy holdings which were nearing our price targets. This included the elimination of our holdings in Vastar Resources, Inc., Occidental Petroleum Corp. and IHC Caland N.V. In addition, we believe there is some modest downside risk to oil prices in the near term as inventories of crude oil and oil products have been building more quickly than expected. We increased our exposure to the refining and marketing sector through the purchases of Sun Co., Inc., an energy company, and Ashland Inc., a chemical conglomerate with significant corporate restructuring potential. We also increased our exposure to the paper and forest products sector by initiating positions in James River Corp., Stone Container Corp. and Champion International Corp.

  Looking ahead, we continue to be optimistic about the outlook for the natural resource sector. Although uncertainty lingers over the

--------------------------------------------------------------------------------

sustainability of recent advances in economic growth, and there is much debate over the implications of this growth for the financial markets, we remain encouraged by recent positive economic trends. We believe we may be moving toward a period of synchronized growth in both the industrialized and developing economies. We expect this to keep the demand for most basic commodities on an upward trend and strengthen fundamental supply/demand prospects for most natural resource-related industries which, in turn, should have positive implications for the earnings of many resourcerelated companies.

IN CONCLUSION

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Peter A. Lehman
Peter A. Lehman
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
INDUSTRY                            HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ALUMINUM                              8,000     Alcan Aluminium, Ltd. ...........   $   167,560   $   277,500        0.7%
                                     10,300     +Alumax, Inc. ...................       353,056       390,756        1.0
                                      3,300     Aluminum Co. of America..........       172,714       248,738        0.7
                                                                                    -----------   -----------     ------
                                                                                        693,330       916,994        2.4
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                             2,700     Air Products & Chemicals,
                                                  Inc. ..........................       154,427       219,375        0.6
                                      4,800     BASF AG..........................       115,117       177,528        0.5
                                      2,200     Dow Chemical Co. ................       150,915       191,675        0.5
                                      7,400     duPont (E.I.) de Nemours &
                                                  Co. ...........................       174,697       465,275        1.2
                                                                                    -----------   -----------     ------
                                                                                        595,156     1,053,853        2.8
---------------------------------------------------------------------------------------------------------------------
DIAMONDS                             11,100     +Aber Resources, Ltd. ...........       186,043       155,295        0.4
                                     25,000     +SouthernEra Resources Ltd. .....       155,268       141,356        0.4
                                                                                    -----------   -----------     ------
                                                                                        341,311       296,651        0.8
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCE                 20,000     Asahi Glass Co., Ltd. ...........       240,000       199,179        0.5
COMPANIES                             5,300     Ashland Inc. ....................       223,873       245,788        0.7
                                      5,100     Coastal Corp. ...................       137,570       271,256        0.7
                                     16,000     Cyprus Amax Minerals Co. ........       417,585       392,000        1.1
                                      8,400     Norcen Energy Resources Ltd. ....       108,534       200,333        0.5
                                     51,000     North Limited....................       193,442       193,034        0.5
                                     52,300     RGC Ltd. ........................       206,473       190,114        0.5
                                                                                    -----------   -----------     ------
                                                                                      1,527,477     1,691,704        4.5
---------------------------------------------------------------------------------------------------------------------
GOLD                                134,000     +Acacia Resources Ltd. ..........       270,990       174,753        0.5
                                     35,700     +Amax Gold, Inc. ................       209,600       218,663        0.6
                                     17,500     Ashanti Goldfields Co. Ltd.
                                                  (GDR)**........................       434,367       204,750        0.5
                                     23,500     Cambior Inc. ....................       315,479       267,452        0.7
                                     23,000     +Casmyn Corp. ...................       211,713       169,625        0.4
                                    173,300     Delta Gold N.L. .................       333,170       287,053        0.8
                                     30,600     Driefontein Consolidated Ltd. ...       477,914       205,845        0.5
                                      6,300     Freeport-McMoRan Copper & Gold,
                                                  Inc. (Class B).................       217,128       196,088        0.5
                                     11,700     +Getchell Gold Corp..............       517,867       412,425        1.1
                                    155,000     Great Central Mines N.L. ........       467,243       292,987        0.8
                                     67,600     +Miramar Mining Corp.............       345,062       245,016        0.6
                                     21,064     Newmont Mining Corp. ............       807,080       821,496        2.2
                                     35,000     Placer Dome Inc. ................       767,891       573,125        1.5
                                     24,800     Prime Resources Group, Inc. .....       242,631       179,775        0.5
                                    199,000     Resolute Ltd. ...................       412,978       351,995        0.9
                                     22,200     +Sutton Resources Ltd. ..........       199,967       181,044        0.5
                                     30,000     +TVX Gold, Inc. .................       241,535       159,375        0.4
                                     43,666     +William Resources Inc. .........       131,760        68,055        0.2
                                                                                    -----------   -----------     ------
                                                                                      6,604,375     5,009,522       13.2
---------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL                        6,900     Amerada Hess Corp. ..............       374,019       383,381        1.0
COMPANIES                             3,000     Amoco Corp. .....................       162,710       260,813        0.7
                                     10,400     British Petroleum, Co. PLC
                                                  (ADR)*.........................       396,812       778,700        2.0
                                     11,600     Ente Nazionale Idrocarburi S.p.A
                                                  (ENI) (ADR)*...................       542,300       659,750        1.7
                                      2,000     OMV AG...........................       214,068       256,285        0.7
                                     25,000     Petro-Canada.....................       272,871       406,250        1.1
                                      4,400     Repsol, S.A. ....................       127,618       186,160        0.5
                                      8,200     Societe Nationale Elf Aquitaine
                                                  (ADR)*.........................       302,991       446,388        1.2
                                      8,000     Total, S.A. (Class B)............       492,331       808,865        2.1
                                      9,500     Yacimientos Petroliferos
                                                  Fiscales, S.A. (YPF) (ADR)*....       175,633       292,125        0.8
                                                                                    -----------   -----------     ------
                                                                                      3,061,353     4,478,717       11.8
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                      10,800     ASARCO Inc. .....................       305,116       330,750        0.9
                                    281,000     +Centaur Mining & Exploration
                                                  Ltd. ..........................       424,224       358,036        0.9
                                     25,600     Falconbridge Ltd. ...............       565,318       502,907        1.3
                                      7,400     Inco Ltd. .......................       244,911       222,463        0.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
INDUSTRY                            HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                      60,800     Industrias Penoles, S.A. de
(CONCLUDED)                                       C.V. ..........................   $   267,270   $   290,034        0.8%
                                    465,000     M.I.M. Holdings Ltd. ............       867,286       683,094        1.8
                                     34,376     Minsur S.A. (T Shares)...........       111,555       130,240        0.3
                                     71,000     Mitsubishi Materials Corp. ......       356,046       284,074        0.7
                                     18,000     Noranda Inc. ....................       323,879       388,184        1.0
                                     25,500     Outokumpu OY.....................       455,626       506,518        1.3
                                      9,400     P.T. Tambang Timah (GDR)**(b)....       115,742       143,350        0.4
                                    124,400     Pasminco Ltd. ...................       170,833       250,810        0.7
                                      4,400     Phelps Dodge Corp. ..............       256,635       374,825        1.0
                                    108,000     QNI Ltd. ........................       216,381       193,461        0.5
                                      6,000     Rio Algom Ltd. ..................       116,616       146,575        0.4
                                     39,400     Rio Tinto PLC....................       517,819       685,690        1.8
                                    300,000     Savage Resources Ltd. ...........       228,130       269,820        0.7
                                     41,000     Savage Resources Ltd.
                                                  (Warrants)(a)..................         5,506         8,451        0.0
                                     46,000     Sumitomo Metal Mining Co.
                                                  Ltd. ..........................       383,546       325,500        0.9
                                     16,500     Trelleborg 'B' Fria..............       216,697       271,038        0.7
                                    126,900     WMC Ltd. ........................       734,286       794,181        2.1
                                     44,700     +Westmin Resources, Inc. ........       234,380       213,860        0.6
                                                                                    -----------   -----------     ------
                                                                                      7,117,802     7,373,861       19.4
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                  17,400     Apache Corp. ....................       466,089       565,500        1.5
                                     14,000     +Benton Oil & Gas Co. ...........       213,500       210,000        0.6
                                     37,000     +Chauvco Resources Ltd. .........       437,096       529,721        1.4
                                     10,200     +Chieftain International,
                                                  Inc. ..........................       227,716       223,763        0.6
                                     34,100     +Enserch Exploration Inc. .......       331,601       372,969        1.0
                                     38,700     Enterprise Oil PLC...............       251,630       433,130        1.1
                                     74,300     +Gulf Canada Resources, Ltd. ....       556,159       617,619        1.6
                                      7,300     Louisiana Land and Exploration
                                                  Co. (The)......................       283,067       417,013        1.1
                                     21,400     Mitchell Energy & Development
                                                  Corp. (Class B)................       374,226       465,450        1.2
                                     22,600     +Northrock Resources Ltd. .......       182,121       289,975        0.8
                                     13,000     +Oryx Energy Co. ................       216,739       274,625        0.7
                                      8,000     PanCanadian Petroleum Ltd. ......       152,305       168,177        0.5
                                     54,500     Ranger Oil Ltd. .................       365,099       507,531        1.3
                                      9,200     Sonat, Inc. .....................       344,919       471,500        1.2
                                                                                    -----------   -----------     ------
                                                                                      4,402,267     5,546,973       14.6
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                         10,400     Coflexip Stena Offshore, Inc.
                                                  (ADR)*.........................       214,310       313,300        0.8
                                      7,300     +Petroleum Geo-Services ASA
                                                  (ADR)*.........................       214,215       356,787        0.9
                                      2,700     Schlumberger Ltd. ...............       154,584       337,500        0.9
                                      8,300     Smedvig ASA (ADR)*...............       176,375       211,650        0.6
                                      5,800     Transocean Offshore Inc..........       357,163       421,225        1.1
                                                                                    -----------   -----------     ------
                                                                                      1,116,647     1,640,462        4.3
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS              12,266     Aracruz Celulose S.A. (ADR)*.....       196,780       249,920        0.7
                                     33,100     Avenor Inc. .....................       641,492       643,045        1.7
                                      5,300     Champion International Corp. ....       272,681       292,825        0.8
                                     15,800     Empresa Nacional de Celulosas,
                                                  S.A. ..........................       233,184       278,981        0.7
                                      4,300     Georgia-Pacific Corp. ...........       294,448       367,112        1.0
                                      5,000     International Paper Co. .........       168,113       242,812        0.6
                                      5,100     James River Corp. ...............       155,299       188,700        0.5
                                     49,000     Metsa Serla OY 'B'...............       424,931       399,718        1.1
                                      9,700     Mo Och Domsjo AB 'B' Co. ........       233,273       318,674        0.8
                                     52,000     Slocan Forest Products Ltd. .....       523,964       518,304        1.4
                                     12,000     Stone Container Corp. ...........       147,680       171,750        0.5
                                     10,800     Weyerhaeuser Co. ................       435,093       561,600        1.4
                                      6,000     Willamette Industries, Inc. .....       251,250       420,000        1.1
                                                                                    -----------   -----------     ------
                                                                                      3,978,188     4,653,441       12.3
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                            VALUE      PERCENT OF
INDUSTRY                            HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PLANTATIONS                         136,000     Golden Hope Plantations BHD......   $   240,608   $   233,879        0.6%
                                     90,000     Kuala Lumpur Kepong BHD..........       120,553       222,887        0.6
                                                                                    -----------   -----------     ------
                                                                                        361,161       456,766        1.2
---------------------------------------------------------------------------------------------------------------------
REFINING                             15,000     Sun Co. .........................       398,883       465,000        1.2
                                     40,300     Total Petroleum (North America),
                                                  Ltd............................       506,525       397,962        1.1
                                                                                    -----------   -----------     ------
                                                                                        905,408       862,962        2.3
---------------------------------------------------------------------------------------------------------------------
STEEL                                83,000     British Steel PLC................       218,182       206,353        0.5
                                      7,800     Koninklijke Nederlandsche
                                                  Hoogovens en Staalfabrienken
                                                  N.V. ..........................       314,789       435,101        1.2
                                    128,000     Nippon Steel Corp. ..............       434,280       409,260        1.1
                                    214,000     Sumitomo Metal Industries,
                                                  Ltd. ..........................       672,370       609,452        1.6
                                                                                    -----------   -----------     ------
                                                                                      1,639,621     1,660,166        4.4
---------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                        15,400     Louisiana-Pacific Corp. .........       366,874       325,325        0.8
                                     14,000     +Pacific Forest Products Ltd. ...       242,724       256,252        0.7
                                     26,800     Riverside Forest Products
                                                  Ltd. ..........................       352,710       297,238        0.8
                                                                                    -----------   -----------     ------
                                                                                        962,308       878,815        2.3
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS                  33,306,404    36,520,887       96.3
---------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT            SHORT-TERM INVESTMENTS
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***              $1,374,000     General Motors Acceptance Corp.,
                                                  6.25% due 7/01/1997............     1,373,761     1,373,761        3.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM INVESTMENTS          1,373,761     1,373,761        3.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS................   $34,680,165    37,894,648       99.9
                                                                                    ===========
                                                OTHER ASSETS LESS LIABILITIES....                      48,969        0.1
                                                                                                  -----------     ------
                                                NET ASSETS.......................                 $37,943,617      100.0%
                                                                                                  ===========     ======
---------------------------------------------------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified--cost $34,680,165) (Note 1a).................................            $37,894,648
Cash...........................................................................................                     67
Foreign cash (Note 1c).........................................................................                 14,245
Dividends receivable...........................................................................                 82,670
Prepaid expenses and other assets..............................................................                    403
                                                                                                           -----------
Total assets...................................................................................             37,992,033
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)..................................................................  $21,286
  Capital shares redeemed......................................................................   20,624        41,910
                                                                                                 -------
Accrued expenses and other liabilities.........................................................                  6,506
                                                                                                           -----------
Total liabilities..............................................................................                 48,416
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.....................................................................................            $37,943,617
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized...................................            $   299,996
Paid-in capital in excess of par...............................................................             31,528,214
Undistributed investment income--net...........................................................                250,026
Undistributed realized capital gains on investments and foreign currency transactions--net.....              2,652,249
Unrealized appreciation on investments and foreign currency transactions--net..................              3,213,132
                                                                                                           -----------
NET ASSETS--Equivalent to $12.65 per share based on 2,999,965 shares outstanding...............            $37,943,617
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $34,747 foreign withholding tax).........................................                $   384,650
Interest and discount earned...............................................................                     25,952
                                                                                                           ------------
Total income...............................................................................                    410,602
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)..........................................................  $   130,415
Custodian fees.............................................................................       12,657
Pricing services...........................................................................        4,745
Accounting services (Note 2)...............................................................        4,110
Professional fees..........................................................................        3,500
Transfer agent fees (Note 2)...............................................................        2,333
Directors' fees and expenses...............................................................          411
Other......................................................................................          721
                                                                                             ------------
Total expenses.............................................................................                    158,892
                                                                                                           ------------
Investment income--net.....................................................................                    251,710
                                                                                                           ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
(NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net.........................................................................    2,661,530
  Foreign currency transactions--net.......................................................       (3,083)    2,658,447
                                                                                             ------------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................................................   (1,474,245)
  Foreign currency transactions--net.......................................................       (3,416)   (1,477,661)
                                                                                             ------------  ------------
Net realized and unrealized gain on investments and foreign currency transactions..........                  1,180,786
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                $ 1,432,496
                                                                                                           ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE SIX               FOR THE
                                                                              MONTHS ENDED             YEAR ENDED
                                                                                JUNE 30,              DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                1997                    1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................................   $   251,710             $   656,331
Realized gain on investments and foreign currency transactions--net........     2,658,447               2,957,459
Change in unrealized appreciation/depreciation on investments and foreign
currency transactions--net.................................................    (1,477,661)              2,057,873
                                                                              -----------             -----------
Net increase in net assets resulting from operations.......................     1,432,496               5,671,663
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net.....................................................      (223,099)               (722,544)
Realized gain on investments--net..........................................    (2,977,040)               (740,711)
                                                                              -----------             -----------
Net decrease in net assets resulting from dividends and distributions to
shareholders...............................................................    (3,200,139)             (1,463,255)
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share transactions.........    (5,485,735)             (2,113,764)
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets....................................    (7,253,378)              2,094,644
Beginning of period........................................................    45,196,995              43,102,351
                                                                              -----------             -----------
End of period*.............................................................   $37,943,617             $45,196,995
                                                                              ===========             ===========
------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net.....................................   $   250,026             $   221,415
                                                                              ===========             ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED     FOR THE SIX         FOR THE YEAR ENDED DECEMBER 31,
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.        MONTHS ENDED   -----------------------------------------
                                                                JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                           1997       1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $  13.12    $ 11.95     $ 10.82     $ 10.82     $  9.84
                                                                 -------    -------     -------     -------     -------
Investment income--net...................................            .09        .18         .20         .17         .11
Realized and unrealized gain (loss) on investments and
foreign currency transactions--net.......................            .36       1.40        1.15        (.02)        .92
                                                                 -------    -------     -------     -------     -------
Total from investment operations.........................            .45       1.58        1.35         .15        1.03
                                                                 -------    -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net.................................           (.06)      (.20)       (.19)       (.15)       (.05)
  Realized gain on investments--net......................           (.86)      (.21)       (.03)         --          --
                                                                 -------    -------     -------     -------     -------
Total dividends and distributions........................           (.92)      (.41)       (.22)       (.15)       (.05)
                                                                 -------    -------     -------     -------     -------
Net asset value, end of period...........................       $  12.65    $ 13.12     $ 11.95     $ 10.82     $ 10.82
                                                                 =======    =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................          3.82%+    13.52%      12.65%       1.44%      10.47%
                                                                 =======    =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................           .79%*      .78%        .78%        .87%       1.13%
                                                                 =======    =======     =======     =======     =======
Investment income--net...................................          1.25%*     1.43%       1.75%       1.91%       1.34%
                                                                 =======    =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................       $ 37,944    $45,197     $43,102     $39,715     $14,778
                                                                 =======    =======     =======     =======     =======
Portfolio turnover.......................................         13.35%     31.11%      30.15%      10.94%      58.44%
                                                                 =======    =======     =======     =======     =======
Average commission rate paid++...........................       $  .0322    $ .0225          --          --          --
                                                                 =======    =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

    * Annualized.
   ** Total investment returns exclude insurance-related fees and expenses.
   ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
    + Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the

--------------------------------------------------------------------------------

value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $1,679 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $8,163 for providing security price quotations to compute the Fund's net asset value.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $5,253,015 and $14,158,279, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

--------------------------------------------------------------------------
                                            Realized          Unrealized
                                         Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------
Long-term investments..................    $2,661,530         $3,214,483
Foreign currency transactions..........        (3,083)            (1,351)
                                          -----------        -----------
Total..................................    $2,658,447         $3,213,132
                                          ===========        ===========
-------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,214,483, of which $5,819,750 related to

--------------------------------------------------------------------------------

appreciated securities and $2,605,267 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $34,680,165.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $5,485,735 and $2,113,764 for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------------------
For the Six Months Ended                                            Dollar
June 30, 1997                                         Shares        Amount
-----------------------------------------------------------------------------
Shares sold........................................     4,426     $    54,808
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................   264,256       3,200,139
                                                     ----------   -----------
Total issued.......................................   268,682       3,254,947
Shares redeemed....................................  (712,500)     (8,740,682)
                                                     ----------   -----------
Net decrease.......................................  (443,818)    $(5,485,735)
                                                     ==========   ===========
---------------------------------------------------------

-----------------------------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1996                                     Shares        Amount
-----------------------------------------------------------------------------
Shares sold........................................   450,602     $ 5,663,127
Shares issued to shareholders in reinvestment of
 dividends and distributions.......................   122,221       1,463,255
                                                     ----------   -----------
Total issued.......................................   572,823       7,126,382
Shares redeemed....................................  (737,357)     (9,240,146)
                                                     ----------   -----------
Net decrease.......................................  (164,534)    $(2,113,764)
                                                     ==========   ===========
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Prime Bond Fund's net annualized yield was 6.71%. Total investment return for the Fund for the six-month period ended June 30, 1997 was +2.65%, based on a change in per share net asset value from $11.91 to $11.82, and assuming reinvestment of $0.396 per share income dividends.

  For the one-year, five-year and ten-year periods ended June 30, 1997, the Fund's average annual total returns were +7.63%, +7.08% and +8.21%, respectively. The Fund's standardized 30-day yield as of June 30, 1997 was 6.52%. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. At the beginning of the year, Federal Reserve Board (FRB) Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the then-current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. A mid-January market rally was halted and interest rates began to back up at the beginning of February in anticipation of a central bank move. As Chairman Greenspan warned, the FRB tightened monetary policy on March 25, 1997.

  Since the March tightening, economic data have been more benign. Retail sales fell, and inflation remained tame. The yield on the long-term bellwether Treasury bond peaked at 7.17% in mid-April and then began to drop to its current level of 6.57%. This market rally was fueled by a significant change in investor expectations regarding the economy and in the outlook for interest rates. In early May there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However, the Consumer Price Index rose only 1.4% for the first five months of 1997, compared with a 3.8% increase over the same period in 1996. At the same time, retail sales figures continued to decline. As a result, a May increase in interest rates did not occur, and the bond rally continued to gain momentum. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed further shortly after the period's close when, as widely expected, the FRB chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived most favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets should remain positive.

PORTFOLIO MATTERS

  We began to take a more defensive position in the Fund toward the end of January. We reduced the Fund's duration from 4.7 years to 4.4 years. In the weeks following the FRB's March 25, 1997 tightening, the bond market's yield rose to its peak of 7.17%. We continued to be defensive and brought the Fund's duration to 4.4 years to seek to protect the Fund against the erosion of net asset value. We took a more optimistic view of market conditions at the beginning of May, when we began to invest more aggressively, and by the end of June had extended the Fund's duration to 4.6 years. Currently, the average portfolio maturity is 9.4 years. The average credit quality remained the same at AA- as measured by Standard & Poor's Corp. Most of the credit quality risk was taken in financial institutions, followed by industrials

--------------------------------------------------------------------------------

and utilities. We hold underweighted positions in Canadian bonds and Yankee bonds.

  Because we expect a resumption of strength in the third and fourth quarters of 1997, we believe that the FRB may resume a tightening mode in the second half of the year. With the yield curve remaining relatively flat, we expect further duration extensions to be moderate. We do not anticipate any significant changes in the asset allocation mix during the summer.

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jay C. Harbeck
Jay C. Harbeck
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                            S&P      MOODY'S          FACE                                                       VALUE
INDUSTRY                    RATINGS  RATINGS        AMOUNT        CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA      Aaa        $2,000,000     Arcadia Energy, 6.10% due
SECURITIES++--4.3%                                               6/15/2000...................  $  1,999,611   $  2,002,500
                            AAA      Aaa         7,000,000     Banc One Credit Card Master
                                                                 Trust (Series B), 7.55% due
                                                                 12/15/1999..................     7,134,414      7,043,750
                            AAA      Aaa         4,000,000     Citibank, Credit Card Master
                                                                 Trust I, 5.932% due
                                                                 12/10/2008..................     3,998,440      3,988,720
                            AAA      Aaa         5,500,000     First Bank, Corporate Card
                                                                 Master Trust, 6.40% due
                                                                 2/15/2003...................     5,493,248      5,443,405
                            AAA      Aaa         3,454,285     GMAC Grantor Trust, 6.50% due
                                                                 4/15/2002...................     3,453,322      3,476,531
                                                                                               ------------   ------------
                                                                                                 22,079,035     21,954,906
---------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--11.9%      BBB+     A3          2,500,000     BB&T Corporation, 7.25% due
                                                                 6/15/2007...................     2,488,325      2,505,600
                                                               Bank of New York Co., Inc.:
                            A        A2          4,000,000       7.625% due 7/15/2002........     4,306,000      4,132,760
                            A        A2          2,000,000       7.875% due 11/15/2002.......     2,213,400      2,091,040
                                                               BankAmerica Corp.:
                            A+       Aa3         7,000,000       8.375% due 3/15/2002........     7,361,550      7,427,980
                            A+       Aa3         1,000,000       7.125% due 5/12/2005........       985,500      1,000,850
                            A-       A2          2,000,000     First Interstate Bancorp,
                                                                 11.25% due 3/27/2001........     2,354,060      2,263,040
                            BBB      A2          8,000,000     Fleet Capital Trust II, 7.92%
                                                                 due 12/11/2026..............     7,922,070      7,873,920
                            A-       A3          2,000,000     Golden West Financial Corp.,
                                                                 9.15% due 5/23/1998.........     2,271,480      2,051,300
                            BBB+     A3          1,000,000     +HSBC Americas Inc., 7.808%
                                                                 due 12/15/2026..............       988,460        957,674
                            BBB      A1          1,500,000     Keycorp Institutional Capital,
                                                                 Series A, 7.826% due
                                                                 12/01/2026..................     1,415,625      1,456,815
                            BBB+     A2          3,000,000     Mellon Capital II, 7.995% due
                                                                 1/15/2027...................     2,860,410      2,996,400
                            A        A2          5,000,000     NationsBank Corp., 6.50% due
                                                                 8/15/2003...................     4,755,150      4,887,400
                                                               Norwest Corp.:
                            AA-      Aa3         5,000,000       6.25% due 4/15/1999.........     4,983,600      4,996,900
                            AA-      Aa3         2,500,000       6.75% due 5/12/2000.........     2,529,975      2,515,150
                            A        A2         12,950,000     US Bancorp, 6.95% due
                                                                 11/28/1997..................    13,048,032     12,998,563
                            BBB+     A1          1,000,000     Wells Fargo Capital I, 7.96%
                                                                 due 12/15/2026..............       982,070        992,050
                                                                                               ------------   ------------
                                                                                                 61,465,707     61,147,442
---------------------------------------------------------------------------------------------------------------------
CANADIAN PROVINCES*--2.5%                                      Province of Quebec
                                                                 (Canada)(2):
                            A+       A2          3,500,000       8.80% due 4/15/2003.........     3,944,780      3,808,805
                            A+       A2          9,500,000       7.125% due 2/09/2024........     7,990,800      8,935,320
                                                                                               ------------   ------------
                                                                                                 11,935,580     12,744,125
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P      MOODY'S          FACE                                                       VALUE
INDUSTRY                    RATINGS  RATINGS        AMOUNT        CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
FINANCE--5.7%                                                  Associates Corp. of North
                                                                 America:
                            AA-      Aa3        $5,000,000       8.375% due 1/15/1998........  $  5,016,100   $  5,062,000
                            AA-      Aa3         1,500,000       5.25% due 9/01/1998.........     1,454,385      1,484,190
                            AA-      Aa3         1,000,000       7.25% due 9/01/1999.........       987,620      1,016,240
                            A        A2          1,500,000     Beneficial Corporation, 6.42%
                                                                 due 1/15/2002...............     1,474,635      1,477,215
                            A        Aa3         6,100,000     CIT Capital Trust I, 7.70% due
                                                                 2/15/2027...................     6,072,184      5,939,936
                                                               CIT Group Holdings, Inc.:
                            A+       Aa3         5,500,000       7% due 9/30/1997............     5,547,490      5,515,840
                            A+       Aa3         1,500,000       6.50% due 7/13/1998.........     1,505,400      1,504,260
                                                               Commercial Credit Co.:
                            A+       A1          3,250,000       10% due 5/01/1999...........     3,626,350      3,452,638
                            A+       A1          3,000,000       6.70% due 8/01/1999.........     3,022,580      3,009,420
                            A+       A2          1,000,000     Transamerica Financial Corp.,
                                                                 6.80% due 3/15/1999.........       999,730      1,007,170
                                                                                               ------------   ------------
                                                                                                 29,706,474     29,468,909
---------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--13.4%                                          Bear Stearns Companies, Inc.
                                                                 (The):
                            A        A2          3,000,000       6.50% due 7/05/2000.........     2,994,540      2,994,540
                            A        A2          5,000,000       6.75% due 8/15/2000.........     4,968,250      5,006,250
                            A        A2          1,000,000       6.70% due 8/01/2003.........     1,002,800        984,000
                                                               Dean Witter, Discover & Co.:
                            A+       A1          3,500,000       6.75% due 8/15/2000.........     3,486,805      3,509,100
                            A+       A1          3,500,000       6.75% due 1/01/2016.........     3,500,000      3,223,255
                            A        A2          4,000,000     Equitable Companies Inc., 9%
                                                                 due 12/15/2004..............     4,416,200      4,425,480
                                                               Equitable Life Assurance
                                                                 Society:
                            A        A2          4,355,000       +6.95% due 12/01/2005.......     4,110,249      4,278,696
                            A        A2          1,500,000       +7.70% due 12/01/2015.......     1,489,740      1,498,050
                            A        Baa1       10,000,000     Lehman Brothers Holdings,
                                                                 Inc., 7.375% due 8/15/1997..     9,987,000     10,017,200
                            BBB+     A3          5,000,000     MBNA Corporation, 6.131% due
                                                                 6/17/2002...................     5,000,000      4,997,120
                            A+       A1          5,500,000     Morgan Stanley, Dean Witter,
                                                                 Discover & Co., 6.875% due
                                                                 3/01/2007...................     5,480,255      5,400,065
                                                               PaineWebber Group, Inc.:
                            BBB+     Baa1        3,000,000       9.25% due 12/15/2001........     3,501,570      3,250,500
                            BBB+     Baa1        2,000,000       8.875% due 3/15/2005........     2,012,540      2,175,500
                                                               Smith Barney Holdings, Inc.:
                            A        A2          2,000,000       5.875% due 2/01/2001........     1,993,680      1,941,952
                            A        A2          4,000,000       6.50% due 10/15/2002........     3,980,560      3,933,680
                            A        A2          2,000,000       6.625% due 11/15/2003.......     1,988,320      1,958,460
                            A+       Aa3         2,000,000     Travelers Capital II, 7.75%
                                                                 due 12/01/2036..............     2,003,400      1,940,080
                                                               Travelers Corp. (The):
                            A+       A1          1,000,000       9.50% due 3/01/2002.........     1,084,200      1,103,880
                            A+       A1          6,000,000       7.875% due 5/15/2025........     6,053,840      6,151,920
                                                                                               ------------   ------------
                                                                                                 69,053,949     68,789,728
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                           Anheuser-Busch Cos., Inc.:
GOODS--3.6%                 A+       A1          2,500,000       8.75% due 12/01/1999........     2,839,090      2,625,250
                            A+       A1          5,000,000       7.375% due 7/01/2023........     5,127,300      4,878,650
                            A-       A3          7,000,000     IBP, Inc., 6.125% due
                                                                 2/01/2006...................     6,431,460      6,563,830
                            A        A2          4,000,000     Philip Morris Companies, Inc.,
                                                                 9% due 1/01/2001............     4,071,540      4,256,240
                                                                                               ------------   ------------
                                                                                                 18,469,390     18,323,970
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P      MOODY'S          FACE                                                       VALUE
INDUSTRY                    RATINGS  RATINGS        AMOUNT        CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AA       Aa2        $2,000,000     BP America Inc., 9.375% due
ENERGY--1.3%                                                     11/01/2000..................  $  2,204,960   $  2,166,820
                            A-       Aa3         3,000,000     Dresser Industries, Inc.,
                                                                 7.60% due 8/15/2096.........     2,991,270      3,055,830
                            A+       A1          1,500,000     Texaco Capital Inc., 9% due
                                                                 12/15/1999..................     1,731,670      1,584,705
                                                                                               ------------   ------------
                                                                                                  6,927,900      6,807,355
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                   Chrysler Finance Corporation:
MANUFACTURING--7.4%         A-       A3          6,500,000       10.95% due 8/01/2017........     7,380,520      6,877,455
                            A-       A3          2,000,000       7.45% due 3/01/2027.........     1,990,280      1,974,080
                            AA-      Aa3         2,950,000     du Pont (E.I.) de Nemours &
                                                                 Co., 8.25% due 1/15/2022....     3,066,304      3,042,601
                                                               Ford Motor Credit Company:
                            A+       A1          3,000,000       7% due 9/25/2001............     2,988,060      3,025,320
                            A+       A1          2,500,000       7.75% due 3/15/2005.........     2,497,725      2,593,825
                            AAA      Aaa         3,245,000     General Electric Capital
                                                                 Corp., 8.125% due
                                                                 5/15/2012...................     3,449,052      3,542,923
                                                               General Motors Acceptance
                                                                 Corp.:
                            A-       A3          3,000,000       7.125% due 5/11/1998........     3,033,840      3,024,780
                            A-       A3          4,000,000       7.70% due 4/15/2016.........     3,967,000      4,115,880
                                                               Lockheed Martin Corp.:
                            BBB+     A3          7,000,000       6.625% due 6/15/1998........     6,999,090      7,034,510
                            BBB+     A3          2,500,000       6.55% due 5/15/1999.........     2,498,800      2,503,975
                                                                                               ------------   ------------
                                                                                                 37,870,671     37,735,349
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A+       A1          2,500,000     Bass America, Inc., 8.125% due
SERVICES--9.5%                                                   3/31/2002...................     2,668,930      2,639,375
                            A        A2          4,000,000     Carnival Cruise Lines, Inc.,
                                                                 7.70% due 7/15/2004.........     4,208,480      4,121,240
                                                               Columbia/HCA Healthcare Corp.:
                            A-       A2          5,000,000       6.41% due 6/15/2000.........     4,997,000      4,967,000
                            A-       A2          1,845,000       7.05% due 12/01/2027........     1,729,946      1,714,835
                                                               Dillard's, Inc.:
                            A+       A2          5,000,000       7.375% due 6/15/1999........     5,305,840      5,090,000
                            A+       A2          3,000,000       9.125% due 8/01/2011........     3,240,150      3,486,480
                            A        A2          1,992,316     +Disney Enterprises, Inc.,
                                                                 6.85% due 1/10/2007++.......     1,990,981      1,974,585
                            A+       A1          7,000,000     +Electronic Data Systems
                                                                 Corp., 6.85% due
                                                                 5/15/2000...................     6,994,470      7,054,880
                            AAA      Aaa         3,000,000     Johnson & Johnson Co., 8.72%
                                                                 due 11/01/2024..............     3,000,000      3,286,770
                            A-       A2          7,000,000     Sears, Roebuck & Co., 6.82%
                                                                 due 10/17/2002..............     7,014,280      6,970,530
                            AA       Aa2         7,000,000     Wal-Mart Stores, Inc., 8.50%
                                                                 due 9/15/2024...............     7,036,810      7,374,080
                                                                                               ------------   ------------
                                                                                                 48,186,887     48,679,775
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AA       A1          9,500,000     Boeing Co., 6.35% due
TRANSPORTATION--3.6%                                             6/15/2003...................     8,549,905      9,299,360
                                                               Southwest Airlines, Inc.:
                            A-       A3          3,500,000       9.40% due 7/01/2001.........     4,021,990      3,805,935
                            A-       A3          4,000,000       8% due 3/01/2005............     3,980,450      4,207,240
                            A-       A3          1,000,000       7.875% due 9/01/2007........       992,600      1,050,950
                                                                                               ------------   ------------
                                                                                                 17,544,945     18,363,485
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                            S&P      MOODY'S          FACE                                                       VALUE
INDUSTRY                    RATINGS  RATINGS        AMOUNT        CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------
UTILITIES--                                                    GTE Corp.:
COMMUNICATIONS--3.6%        A        A3         $6,000,000       8.85% due 3/01/1998.........  $  6,278,360   $  6,105,660
                            A        A3          1,500,000       9.375% due 12/01/2000.......     1,647,090      1,621,575
                            A        A3          3,500,000       9.10% due 6/01/2003.........     3,965,330      3,871,385
                            A        A3          2,000,000       10.30% due 11/15/2017.......     2,187,020      2,125,920
                            AAA      Aaa         2,500,000     Indiana Bell Telephone Co.,
                                                                 Inc., 7.30% due 8/15/2026...     2,495,725      2,490,675
                                                               Southwestern Bell
                                                               Telecommunications Corp.:
                            AA       Aa3         1,000,000       6.125% due 3/01/2000........     1,005,000        991,160
                            AA       Aa3         1,000,000       6.625% due 4/01/2005........       958,450        982,160
                                                                                               ------------   ------------
                                                                                                 18,536,975     18,188,535
---------------------------------------------------------------------------------------------------------------------
UTILITIES--                 A+       NR*         7,000,000     Duke Power Co., 8% due
ELECTRIC--5.6%                                                   11/01/1999..................     6,966,520      7,230,020
                            A+       A1          3,000,000     Georgia Power Co., 6.125% due
                                                                 9/01/1999...................     2,892,720      2,982,060
                            AA-      A1          2,000,000     Northern States Power Company,
                                                                 7.125% due 7/01/2025........     2,122,360      1,950,880
                                                               Pennsylvania Power & Light
                                                                 Co.:
                            A-       A3          2,500,000       5.50% due 4/01/1998.........     2,488,425      2,490,250
                            A-       A3          2,000,000       6.875% due 2/01/2003........     2,032,580      1,999,480
                            A-       A3          4,000,000     Public Service Electric & Gas
                                                                 Co., 6.50% due 6/01/2000....     3,998,315      3,999,000
                            A        A2          7,500,000     Virginia Electric & Power Co.,
                                                                 8.625% due 10/01/2024.......     7,416,540      8,004,075
                                                                                               ------------   ------------
                                                                                                 27,917,460     28,655,765
---------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES*--8.7%    AA-      Aa2         1,500,000     ABN AMRO Holding N.V., 7.125%
                                                                 due 6/18/2007 (1)...........     1,499,265      1,503,405
                            A+       A1          6,000,000     Australia & New Zealand
                                                                 Banking Group Ltd., 7.55%
                                                                 due 9/15/2006 (1)...........     5,990,880      6,152,160
                            A-       A3          3,000,000     +British Aerospace PLC, 7.50%
                                                                 due 7/01/2027 (4)...........     2,973,840      2,964,030
                            A+       NR*         6,000,000     China Light & Power Co., Ltd.,
                                                                 7.50% due 4/15/2006 (3).....     5,992,380      6,100,500
                                                               Enersis S.A. (4):
                            A-       Baa1        8,000,000       6.90% due 12/01/2006........     7,979,360      7,770,240
                            A-       Baa1        2,000,000       7.40% due 12/01/2016........     1,989,440      1,937,860
                            A+       A1          2,000,000     Ford Capital B.V., 9.50% due
                                                                 6/01/2010 (1)...............     2,217,880      2,352,020
                            A+       A2          5,500,000     Grand Metropolitan Investment
                                                                 Corp., 6.50%
                                                                 due 9/15/1999 (1)...........     5,615,810      5,512,265
                            A-       Baa1        3,000,000     HSBC Americas Inc., 7% due
                                                                 11/01/2006 (1)..............     2,974,800      2,946,090
                            AA-      A1          6,000,000     Korea Electric Power
                                                                 Corporation, 8% due
                                                                 7/01/2002 (3)...............     6,312,060      6,284,160
                            A+       A1          1,000,000     +Petronas Corp., 6.875% due
                                                                 7/01/2003 (4)...............       986,480        997,816
                                                                                               ------------   ------------
                                                                                                 44,532,195     44,520,546
---------------------------------------------------------------------------------------------------------------------
YANKEE                      AAA      Aaa         2,000,000     Export-Import Bank of Japan,
SOVEREIGN*--2.2%                                                 8.35% due 12/01/1999 (1)....     2,113,320      2,084,260
                            AA-      A1          3,000,000     Korea Development Bank, 6.625%
                                                                 due 11/21/2003 (2)..........     3,011,060      2,918,610
                            AAA      Aaa           250,000     Metropolis of Tokyo (Japan),
                                                                 9.25% due 11/08/2000 (2)....       268,427        269,917
                            BBB+     NR*         6,000,000     People's Republic of China,
                                                                 6.625% due 1/15/2003 (2)....     5,970,960      5,873,280
                                                                                               ------------   ------------
                                                                                                 11,363,767     11,146,067
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL CORPORATE BONDS &
                                                               NOTES--83.3%                     425,590,935    426,525,957
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                            S&P      MOODY'S          FACE            US GOVERNMENT &                            VALUE
                            RATINGS  RATINGS        AMOUNT           AGENCY OBLIGATIONS            COST        (NOTE 1a)
  ---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY        AAA      Aaa        $7,000,000     Federal National Mortgage
OBLIGATIONS--1.4%                                                Association, 7.85% due
                                                                 9/10/2004...................  $  6,925,569   $  7,155,330
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT               AAA      Aaa         3,000,000     US Treasury Bonds, 6.50% due
OBLIGATIONS--7.8%                                                11/15/2026..................     2,838,594      2,877,180
                                                               US Treasury Notes:
                            AAA      Aaa         4,500,000       6.375% due 5/15/1999........     4,526,719      4,522,500
                            AAA      Aaa         1,000,000       6.25% due 2/15/2003.........       982,500        992,190
                            AAA      Aaa         5,500,000       5.75% due 8/15/2003.........     5,371,953      5,310,910
                            AAA      Aaa        11,500,000       5.875% due 2/15/2004........    11,202,500     11,142,465
                            AAA      Aaa         9,500,000       6.50% due 5/15/2005.........     9,385,904      9,482,140
                            AAA      Aaa         3,000,000       6.50% due 10/15/2006........     2,985,469      2,987,340
                            AAA      Aaa         2,500,000       6.625% due 5/15/2007........     2,488,828      2,520,700
                                                                                               ------------   ------------
                                                                                                 39,782,467     39,835,425
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL US GOVERNMENT & AGENCY
                                                               OBLIGATIONS--9.2%                 46,708,036     46,990,755
---------------------------------------------------------------------------------------------------------------------

                                                                   SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--3.3%                                       General Motors Acceptance
                                                                 Corp.:
                                                 6,000,000       5.53% due 7/01/1997.........     5,999,078      5,999,078
                                                11,000,000       5.70% due 7/07/1997.........    10,987,808     10,987,808
                                                                                               ------------   ------------
                                                                                                 16,986,886     16,986,886
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                                      19,525,000     Morgan (J.P.) & Company, Inc.,
AGREEMENTS***--3.8%                                              purchased on 6/30/1997 to
                                                                 yield 6% to 7/01/1997.......    19,525,000     19,525,000
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM
                                                               SECURITIES--7.1%                  36,511,886     36,511,886
---------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS--99.6%......  $508,810,857    510,028,598
                                                                                               ============
                                                               OTHER ASSETS LESS
                                                               LIABILITIES--0.4%.............                    2,044,624
                                                                                                              ------------
                                                               NET ASSETS--100.0%............                 $512,073,222
                                                                                                              ============
---------------------------------------------------------------------------------------------------------------------

   * Corresponding industry groups for foreign securities, which are denominated in US dollars.

     (1) Financial Institution

     (2) Government Entity

     (3) Utility

     (4) Industrial
  ** Commercial Paper is traded on a discount basis. The interest rate shown is the discount rate paid at the time of purchase by the Fund.
 *** Repurchase Agreements are fully collateralized by US Government & Agency
     Obligations.
   + The security may be offered and sold to "qualified institutional buyers"
     under Rule 144A of the Securities Act of 1933.
  ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$508,810,857) (Note 1a)............................                 $510,028,598
Cash.......................................................................................                          742
Receivables:
  Interest.................................................................................   $8,213,492
  Capital shares sold......................................................................       26,145
  Loaned securities (Note 6)...............................................................        1,958       8,241,595
                                                                                                --------
Prepaid registration fees and other assets (Note 1d).......................................                        7,494
                                                                                                            ------------
Total assets...............................................................................                  518,278,429
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased.....................................................................    5,968,380
  Investment adviser (Note 2)..............................................................      184,816
  Capital shares redeemed..................................................................        8,497       6,161,693
                                                                                                --------
Accrued expenses and other liabilities.....................................................                       43,514
                                                                                                            ------------
Total liabilities..........................................................................                    6,205,207
                                                                                                            ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS.................................................................................                 $512,073,222
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized...............................                 $  4,330,966
Paid-in capital in excess of par...........................................................                  521,100,604
Undistributed investment income -- net.....................................................                    2,873,637
Accumulated realized capital losses on investments -- net (Note 5).........................                  (17,449,726)
Unrealized appreciation on investments -- net..............................................                    1,217,741
                                                                                                            ------------
NET ASSETS--Equivalent to $11.82 per share based on 43,309,662 shares outstanding..........                 $512,073,222
                                                                                                            ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................................................                 $18,700,076
Other income................................................................................                      19,960
                                                                                                             -----------
Total income................................................................................                  18,720,036
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................................................   $1,115,433
Accounting services (Note 2)................................................................       57,785
Professional fees...........................................................................       26,654
Custodian fees..............................................................................       22,325
Directors' fees and expenses................................................................        5,325
Pricing services............................................................................        4,204
Registration fees (Note 1d).................................................................        3,479
Transfer agent fees (Note 2)................................................................        2,448
Other.......................................................................................        1,186
                                                                                               ----------
Total expenses..............................................................................                   1,238,839
                                                                                                             -----------
Investment income--net......................................................................                  17,481,197
                                                                                                             -----------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET (NOTES 1c & 3):
Realized loss from investments--net.........................................................                  (1,718,478)
Change in unrealized appreciation on investments--net.......................................                  (2,469,818)
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................                 $13,292,901
                                                                                                             ===========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE SIX               FOR THE
                                                                              MONTHS ENDED             YEAR ENDED
                                                                                JUNE 30,              DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                1997                    1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................................   $17,481,197             $33,145,431
Realized gain (loss) on investments--net...................................    (1,718,478)                215,210
Change in unrealized appreciation on investments--net......................    (2,469,818)            (21,044,224)
                                                                              -----------             -----------
Net increase in net assets resulting from operations.......................    13,292,901              12,316,417
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net.....................................................   (17,737,404)            (32,511,472)
                                                                              -----------             -----------
Net decrease in net assets resulting from dividends to shareholders........   (17,737,404)            (32,511,472)
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share
transactions...............................................................   (21,876,003)             68,750,815
                                                                              -----------             -----------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets....................................   (26,320,506)             48,555,760
Beginning of period........................................................   538,393,728             489,837,968
                                                                              -----------             -----------
End of period*.............................................................   $512,073,222            $538,393,728
                                                                              ===========             ===========
------------------------------------------------------------------------------------------------------------------
*Undistributed investment income--net......................................   $ 2,873,637             $ 3,129,844
                                                                              ===========             ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       FOR THE SIX
STATEMENTS.                                              MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,     -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  11.91     $  12.45     $  11.12     $  12.64     $  12.04
                                                           --------     --------     --------     --------      -------
Investment income--net................................          .40          .80          .82          .77          .70
Realized and unrealized gain (loss) on
  investments--net....................................         (.09)        (.55)        1.34        (1.36)         .71
                                                           --------     --------     --------     --------      -------
Total from investment operations......................          .31          .25         2.16         (.59)        1.41
                                                           --------     --------     --------     --------      -------
Less dividends and distributions:
  Investment income--net..............................         (.40)        (.79)        (.83)        (.76)        (.70)
  Realized gain on investments--net...................           --           --           --           --         (.11)
  In excess of realized gain on investments--net......           --           --           --         (.17)          --
                                                           --------     --------     --------     --------      -------
Total dividends and distributions.....................         (.40)        (.79)        (.83)        (.93)        (.81)
                                                           --------     --------     --------     --------      -------
Net asset value, end of period........................     $  11.82     $  11.91     $  12.45     $  11.12     $  12.64
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................        2.65%++      2.21%       20.14%       (4.80%)      12.02%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................         .48%*        .49%         .50%         .54%         .63%
                                                           ========     ========     ========     ========      =======
Investment income--net................................        6.70%*       6.67%        7.00%        6.74%        5.86%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............     $512,073     $538,394     $489,838     $391,234     $314,091
                                                           ========     ========     ========     ========      =======
Portfolio turnover....................................       29.19%       91.88%       90.12%      139.89%      115.26%
                                                           ========     ========     ========     ========      =======
---------------------------------------------------------------------------------------------------------------------

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses. ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Prime Bond Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
0.50% of these Fund aggregate average daily net assets not exceeding $250 million; 0.45% of such average daily net assets in excess of $250 million but not more than $500 million; 0.40% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.35% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1997, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $964,046,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, $3,712 for providing security price quotations to compute the net asset value of the Fund.

--------------------------------------------------------------------------------

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $142,095,681 and $164,206,949, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

-----------------------------------------------------------------------------
                                                    Realized       Unrealized
                                                     Losses          Gains
-----------------------------------------------------------------------------
Long-term investments............................  $(1,718,478)    $1,217,741
                                                   -----------     ----------
Total............................................  $(1,718,478)    $1,217,741
                                                   ===========     ==========
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,217,741, of which $6,632,809 related to appreciated securities and $5,415,068 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $508,810,857.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(21,876,003) and $68,750,815 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------------------
For the Six Months Ended                                            Dollar
June 30, 1997                                       Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................   1,969,261     $ 23,153,430
Shares issued to shareholders in reinvestment of
 dividends......................................   1,513,462       17,737,404
                                                  ----------     ------------
Total issued....................................   3,482,723       40,890,834
Shares redeemed.................................  (5,384,644)     (62,766,837)
                                                  ----------     ------------
Net decrease....................................  (1,901,921)    $(21,876,003)
                                                  ==========     ============
---------------------------------------------------------

-----------------------------------------------------------------------------
For the Year Ended                                                  Dollar
December 31, 1996                                   Shares          Amount
-----------------------------------------------------------------------------
Shares sold.....................................   5,521,436     $ 65,068,417
Shares issued to shareholders in reinvestment of
 dividends......................................   2,739,002       32,511,472
                                                  ----------     ------------
Total issued....................................   8,260,438       97,579,889
Shares redeemed.................................  (2,399,918)     (28,829,074)
                                                  ----------     ------------
Net increase....................................   5,860,520     $ 68,750,815
                                                  ==========     ============
---------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1996, the Fund had a net capital loss carryforward of approximately $15,651,000, of which $14,796,000 expires in 2002 and $855,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. LOANED SECURITIES:

At June 30, 1997, the Fund held US Treasury bonds having an aggregate value of approximately $16,599,000 as collateral for portfolio securities loaned having a market value of approximately $16,056,000.

7. SUBSEQUENT EVENT:

On July 1, 1997, the Board of Directors declared net investment income dividends of $.066345 per share payable on July 1, 1997 to shareholders of record as of June 30, 1997.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Quality Equity Fund's total investment return was +16.07%, based on a change in per share net asset value from $32.83 to $36.05, and assuming reinvestment of $1.196 per share income dividends and $0.558 per share capital gains distributions.

  For the one-year, five-year and ten-year periods ended June 30, 1997, the Fund's average annual total returns were +29.16%, +15.83% and +12.13%, respectively. (Total returns do not include the effect of insurance-related fees and expenses.)

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board
(FRB) chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments. Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although real gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

  The US dollar continued to be strong relative to other currencies. In Europe, investors appear uncertain regarding the viability of economic and monetary union, while scandals continue to depress investor confidence in Japan. At present, it appears that the US economy is perceived favorably by investors for its ongoing growth and limited inflationary pressures. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

PORTFOLIO MATTERS

  As of June 30, 1997, the asset allocation for Quality Equity Fund was: US equities, 85% of net assets; foreign equities, 10%; and cash reserves, 5%.

  We did not raise our US equity weighting above 85% of net assets because of our concern that a slower US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remained in the financial services, technology, energy and healthcare sectors. New positions in these sectors included: Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services, Inc. and MGIC Investment Corporation in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corporation in healthcare.

  In the foreign equity sector, new commitments were concentrated in the American Depositary Receipts (ADRs) of companies in laggard groups, such as basic materials. Investment additions in this sector included Rio Tinto PLC in the United Kingdom and DeBeers Consolidated Mines Ltd. in South Africa. We also initiated a commitment in the ADRs of Gucci Group NV and in Japan through the ADRs of Sony Corporation.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Vice President and Portfolio Manager

August 13, 1997

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE                            185,200      AlliedSignal Inc. ..........   $ 13,413,008   $ 15,556,800        1.9%
                                     190,000      United Technologies
                                                    Corp. ....................      7,831,355     15,770,000        1.9
                                                                                 ------------   ------------      -----
                                                                                   21,244,363     31,326,800        3.8
---------------------------------------------------------------------------------------------------------------------
AIRLINES                             104,000      +US Airways Group Inc. .....      3,659,666      3,640,000        0.4
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL & LEASING          217,100      +Hertz Corp. (Class A)......      6,460,903      7,815,600        0.9
---------------------------------------------------------------------------------------------------------------------
BANKING                              324,120      Banc One Corp. .............     14,149,895     15,699,563        1.9
                                     230,000      Bank of New York Co.,
                                                    Inc. .....................      4,836,154     10,005,000        1.2
                                      60,000      Bank of New York Co., Inc.
                                                    (Warrants) (c)............        433,750      6,765,000        0.8
                                     274,200      BankAmerica Corporation.....     14,200,338     17,703,038        2.1
                                      64,000      Chase Manhattan
                                                    Corporation...............      6,571,713      6,212,000        0.7
                                                                                 ------------   ------------      -----
                                                                                   40,191,850     56,384,601        6.7
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                    192,750      +Oracle Corp. ..............      6,426,521      9,697,734        1.1
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                            240,000      Du Pont (E.I) de Nemours &
                                                    Co. ......................     13,084,333     15,090,000        1.8
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     32,000      +Microsoft Corp. ...........      3,295,693      4,046,000        0.5
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    311,600      +BMC Software, Inc. ........     11,552,980     17,254,850        2.1
                                     254,300      Computer Associates
                                                    International, Inc. ......     10,260,163     14,161,331        1.7
                                                                                 ------------   ------------      -----
                                                                                   21,813,143     31,416,181        3.8
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                            243,200      +Cabletron Systems, Inc. ...      8,375,057      6,885,600        0.8
                                     166,000      +Compaq Computer Corp. .....     12,292,663     16,475,500        2.0
                                      46,000      International Business
                                                    Machines Corp. ...........      2,488,255      4,148,625        0.5
                                                                                 ------------   ------------      -----
                                                                                   23,155,975     27,509,725        3.3
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                           425,000      +Owens-Illinois, Inc. ......     12,332,455     13,175,000        1.6
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                 364,300      Sunbeam Corporation,
                                                    Inc. .....................     13,871,579     13,752,325        1.6
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           94,000      Intel Corporation ..........     12,998,401     13,306,875        1.6
---------------------------------------------------------------------------------------------------------------------
ENERGY & RELATED                     690,300      Edison International........     13,122,844     17,171,213        2.1
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                   232,000      American Express Company....     11,070,670     17,284,000        2.1
                                     232,800      First Data Corp. ...........      8,289,174     10,228,650        1.2
                                     380,000      MGIC Investment
                                                    Corporation...............     14,375,367     18,216,250        2.2
                                                                                 ------------   ------------      -----
                                                                                   33,735,211     45,728,900        5.5
---------------------------------------------------------------------------------------------------------------------
FOREIGN--ARGENTINA*                  180,000      Yacimientos Petroliferos
                                                    Fiscales S.A. (ADR)
                                                    (a)(12)...................      3,705,624      5,535,000        0.7
---------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*                     193,000      Canadian Pacific,
                                                    Ltd.(11)..................      3,955,344      5,488,438        0.7
                                      90,400      Magna International, Inc.
                                                    (Class A)(2)..............      4,226,670      5,440,950        0.6
                                      64,900      Potash Corp. of Saskatchewan
                                                    Inc.(10)..................      4,386,182      4,871,556        0.6
                                                                                 ------------   ------------      -----
                                                                                   12,568,196     15,800,944        1.9
---------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*                     110,000      Scor S.A. (ADR)(a)(8).......      4,196,500      4,468,750        0.5
                                      71,100      +SGS-Thomson
                                                    Microelectronics N.V. (NY
                                                    Registered Shares)(14)....      2,663,166      5,688,000        0.7
                                                                                 ------------   ------------      -----
                                                                                    6,859,666     10,156,750        1.2
---------------------------------------------------------------------------------------------------------------------
FOREIGN--ITALY*                       65,000      Gucci Group N.V. (NY
                                                    Registered Shares)(1).....      4,717,338      4,184,375        0.5
---------------------------------------------------------------------------------------------------------------------
FOREIGN--JAPAN*                       60,000      Sony Corporation (ADR)
                                                    (a)(6)....................      4,401,025      5,280,000        0.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FOREIGN--MEXICO*                     154,000      Panamerican Beverages, Inc.
                                                    (Class A)(3)..............   $  3,042,928   $  5,062,750        0.6%
                                     122,000      Telefonos de Mexico, S.A. de
                                                    C.V. (ADR) (a)(16)........      4,649,857      5,825,500        0.7
                                                                                 ------------   ------------      -----
                                                                                    7,692,785     10,888,250        1.3
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SOUTH AFRICA*               129,000      De Beers Consolidated Mines
                                                    Ltd. (ADR) (a)(9).........      4,269,897      4,756,875        0.6
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SOUTH KOREA*                178,388      +Hyundai Engineering &
                                                    Construction Co., Ltd.
                                                    (GDR) (b)(7)++............      2,289,371        735,851        0.1
---------------------------------------------------------------------------------------------------------------------
FOREIGN--SWITZERLAND*                 93,000      Novartis AG (ADR) (a)(13)...      4,067,375      7,440,000        0.9
---------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*             147,300      British Steel PLC (ADR)
                                                    (a)(15)...................      3,881,312      3,719,325        0.5
                                     143,000      Grand Metropolitan PLC (ADR)
                                                    (a)(3)....................      3,842,630      5,603,813        0.7
                                      87,000      Imperial Chemical Industries
                                                    PLC (ADR) (a)(4)..........      4,515,596      4,948,125        0.6
                                      75,000      Rio Tinto PLC (ADR)
                                                    (a)(9)....................      4,511,938      5,315,625        0.6
                                      93,000      Vodafone Group PLC (ADR)
                                                    (a)(5)....................      3,260,062      4,504,688        0.5
                                                                                 ------------   ------------      -----
                                                                                   20,011,538     24,091,576        2.9
---------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                     222,200      Black & Decker
                                                    Corporation...............      7,442,791      8,263,062        1.0
---------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT                  237,000      +Oxford Health Plans,
                                                    Inc. .....................     14,443,034     17,004,750        2.0
                                     544,000      +Tenet Healthcare
                                                    Corporation...............     14,135,231     16,082,000        1.9
                                                                                 ------------   ------------      -----
                                                                                   28,578,265     33,086,750        3.9
---------------------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES                    170,300      Abbott Laboratories.........      6,954,146     11,367,525        1.4
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            143,000      Aetna Inc. .................     10,458,866     14,639,625        1.7
                                     204,000      Allstate Corp. .............      7,027,039     14,892,000        1.8
                                      95,100      +Hartford Life, Inc. (Class
                                                    A)........................      3,085,805      3,566,250        0.4
                                      92,900      Nationwide Financial
                                                    Services, Inc. ...........      2,206,433      2,467,656        0.3
                                     280,000      Travelers Group, Inc. ......     14,730,231     17,657,500        2.1
                                      40,100      Travelers Property Casualty
                                                    Corp. (Class A)...........      1,551,925      1,598,987        0.2
                                     392,000      UNUM Corporation............     12,508,249     16,464,000        2.0
                                                                                 ------------   ------------      -----
                                                                                   51,568,548     71,286,018        8.5
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM                    466,000      Brunswick Corporation.......     11,563,456     14,562,500        1.7
                                      96,834      TCI Pacific Communications
                                                    (Convertible Preferred)...      9,353,653      9,925,485        1.2
                                                                                 ------------   ------------      -----
                                                                                   20,917,109     24,487,985        2.9
---------------------------------------------------------------------------------------------------------------------
MACHINERY                            236,000      +American Standard
                                                    Companies, Inc............      8,110,065     10,561,000        1.2
                                     266,200      Ingersoll-Rand Company......     11,982,947     16,437,850        2.0
                                                                                 ------------   ------------      -----
                                                                                   20,093,012     26,998,850        3.2
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                          330,000      Enron Corp. ................     12,657,402     13,468,125        1.6
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINES                162,300      IMC Global, Inc. ...........      6,046,641      5,680,500        0.7
---------------------------------------------------------------------------------------------------------------------
OIL SERVICE                          350,000      Dresser Industries, Inc. ...      8,202,968     13,037,500        1.6
                                      54,000      Schlumberger Ltd. ..........      4,559,877      6,750,000        0.8
                                     207,700      +Smith International,
                                                    Inc. .....................      9,470,352     12,617,775        1.5
                                                                                 ------------   ------------      -----
                                                                                   22,233,197     32,405,275        3.9
---------------------------------------------------------------------------------------------------------------------
PAPER                                292,000      Kimberly-Clark
                                                    Corporation...............     11,227,298     14,527,000        1.7
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                             98,300      Pennzoil Co. ...............      4,198,464      7,544,525        0.9
                                     267,000      Unocal Corp. ...............      8,987,715     10,362,937        1.2
                                                                                 ------------   ------------      -----
                                                                                   13,186,179     17,907,462        2.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONTINUED)
--------------------------------------------------------------------------------

                                      SHARES                                                       VALUE       PERCENT OF
INDUSTRY                                HELD           STOCKS & WARRANTS             COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      230,000      American Home Products
                                                    Corporation...............   $ 13,525,963   $ 17,595,000        2.1%
                                     155,000      Merck & Co., Inc. ..........      9,424,559     16,042,500        1.9
                                                                                 ------------   ------------      -----
                                                                                   22,950,522     33,637,500        4.0
---------------------------------------------------------------------------------------------------------------------
RAILROADS                            121,000      Burlington Northern Santa Fe
                                                    Inc. .....................     10,302,517     10,874,875        1.3
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                          329,000      Prentiss Properties Trust...      6,849,900      8,430,625        1.0
INVESTMENT TRUSTS
---------------------------------------------------------------------------------------------------------------------
RETAIL                               275,000      Sears, Roebuck & Co. .......     11,050,732     14,781,250        1.8
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                     340,100      Rite Aid Corporation........     11,262,366     16,962,487        2.0
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                   266,000      +Airtouch Communications,
                                                    Inc.......................      7,257,322      7,281,750        0.9
                                     350,000      +Tele-Communications, Inc.
                                                    (Class A) (Convertible
                                                    Preferred)................      5,028,644      5,184,375        0.6
                                     403,000      +WorldCom, Inc. ............     10,119,966     12,870,812        1.5
                                                                                 ------------   ------------   ----------
                                                                                   22,405,932     25,336,937        3.0
---------------------------------------------------------------------------------------------------------------------
TOBACCO                              177,000      Philip Morris Companies,
                                                    Inc. .....................      5,568,259      7,854,375        0.9
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                     428,300      Carnival Corp. (Class A)....     12,648,699     17,667,375        2.1
                                     206,550      Starwood Lodging Trust......      5,380,668      8,817,103        1.1
                                                                                 ------------   ------------   ----------
                                                                                   18,029,367     26,484,478        3.2
---------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS                       275,000      El Paso Natural Gas
                                                    Company...................     13,831,806     15,125,000        1.8
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL STOCKS & WARRANTS.....    619,131,741    797,896,654       95.3
---------------------------------------------------------------------------------------------------------------------

                                    FACE
                                   AMOUNT            SHORT-TERM SECURITIES
  ---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER **              $34,480,000      General Motors Acceptance
                                                    Corp., 6.25% due
                                                    7/01/1997.................     34,474,014     34,474,014        4.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES      34,474,014     34,474,014        4.1
---------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS...........   $653,605,755    832,370,668       99.4
                                                                                 =============
                                                  UNREALIZED APPRECIATION ON
                                                    FORWARD FOREIGN EXCHANGE
                                                    CONTRACTS***..............                        66,975        0.0
                                                  OTHER ASSETS LESS
                                                    LIABILITIES...............                     4,881,559        0.6
                                                                                                ------------   ----------
                                                  NET ASSETS..................                  $837,319,202      100.0%
                                                                                                =============  ===========
---------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  * Corresponding industry groups for foreign securities:

    (1) Apparel                         (7) Engineering & Construction       (13) Pharmaceuticals
    (2) Automobile Parts                (8) Insurance                        (14) Semiconductors
    (3) Beverages                       (9) Mining                           (15) Steel
    (4) Chemicals                       (10) Natural Gas Pipelines           (16) Telecommunications
    (5) Communications                  (11) Natural Resources
    (6) Electronics                     (12) Petroleum

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

*** Forward foreign exchange contracts sold as of June 30, 1997 were as follows:
--------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                                                                                        EXPIRATION        APPRECIATION
FOREIGN CURRENCY SOLD                                                                      DATE            (NOTE 1b)
---------------------------------------------------------------------------------------------------------------------
(Pounds Sterling) 15,400,000..........................................................  August 1997       $ 66,975
---------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--
NET (US$ COMMITMENT--$25,656,092)                                                                         $ 66,975
                                                                                                          ========
---------------------------------------------------------------------------------------------------------------------

 + Non-income producing security.

++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$653,605,755) (Note 1a)...........................                $832,370,668
Unrealized appreciation on forward foreign exchange contracts (Note 1b)...................                      66,975
Cash......................................................................................                          14
Receivables:
  Securities sold.........................................................................  $12,897,781
  Dividends...............................................................................      975,661
  Capital shares sold.....................................................................       20,013     13,893,455
                                                                                            -----------
Prepaid expenses and other assets (Note 1f)...............................................                       7,995
                                                                                                          ------------
Total assets..............................................................................                 846,339,107
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased....................................................................    8,538,562
  Investment adviser (Note 2).............................................................      307,877
  Capital shares redeemed.................................................................      117,644      8,964,083
                                                                                            -----------
Accrued expenses and other liabilities....................................................                      55,822
                                                                                                          ------------
Total liabilities.........................................................................                   9,019,905
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................................                $837,319,202
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 100,000,000 shares authorized..............................                $  2,322,775
Paid-in capital in excess of par..........................................................                 617,805,479
Undistributed investment income--net......................................................                   5,489,801
Undistributed realized capital gains on investments and foreign currency
  transactions--net.......................................................................                  32,869,259
Unrealized appreciation on investments and foreign currency transactions--net.............                 178,831,888
                                                                                                          ------------
NET ASSETS--Equivalent to $36.05 per share based on 23,227,752 shares outstanding.........                $837,319,202
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $114,542 foreign withholding tax).......................................                $  6,302,165
Interest and discount earned..............................................................                   1,028,794
Other income..............................................................................                      26,991
                                                                                                          ------------
Total income..............................................................................                   7,357,950
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).........................................................  $ 1,707,860
Accounting services (Note 2)..............................................................       83,939
Professional fees.........................................................................       34,331
Custodian fees............................................................................       30,538
Directors' fees and expenses..............................................................        7,168
Transfer agent fees (Note 2)..............................................................        2,430
Pricing...................................................................................          923
Other.....................................................................................          969
                                                                                            -----------
Total expenses............................................................................                   1,868,158
                                                                                                          ------------
Investment income--net....................................................................                   5,489,792
                                                                                                          ------------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY TRANSACTIONS--NET
  (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net........................................................................   33,341,959
  Foreign currency transactions--net......................................................       (6,027)    33,335,932
                                                                                            -----------
Change in unrealized appreciation on:
  Investments--net........................................................................   79,957,844
  Foreign currency transactions--net......................................................       66,975     80,024,819
                                                                                            -----------   ------------
Net realized and unrealized gain on investments and foreign currency transactions.........                 113,360,751
                                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................                $118,850,543
                                                                                                          ============
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX              FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                                 JUNE 30,             DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 1997                   1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................................   $ 5,489,792            $13,443,795
Realized gain on investments and foreign currency transactions--net.........    33,335,932             36,740,820
Change in unrealized appreciation on investments and foreign currency
transactions--net...........................................................    80,024,819             67,969,744
                                                                               ------------           ------------
Net increase in net assets resulting from operations........................   118,850,543            118,154,359
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net......................................................    (5,217,029)           (14,235,069)
Realized gain on investments--net...........................................   (37,207,312)           (84,325,410)
                                                                               ------------           ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders................................................................   (42,424,341)           (98,560,479)
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital share
  transactions..............................................................   (33,382,228)           130,130,747
                                                                               ------------           ------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................................    43,043,974            149,724,627
Beginning of period.........................................................   794,275,228            644,550,601
                                                                               ------------           ------------
End of period*..............................................................   $837,319,202           $794,275,228
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................................   $ 5,489,801            $ 5,217,038
                                                                               ============           ============
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN      FOR THE SIX
THE FINANCIAL STATEMENTS.                      MONTHS ENDED               FOR THE YEAR ENDED DECEMBER 31,
                                                 JUNE 30,      -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:           1997+         1996+          1995+          1994+           1993
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........     $  32.83      $  32.76       $  27.74       $  29.02       $  25.48
                                                 --------      --------       --------       --------       --------
Investment income--net......................          .23           .58            .58            .38            .24
Realized and unrealized gain (loss) on
investments and foreign currency
transactions--net...........................         4.75          4.44           5.48           (.74)          3.46
                                                 --------      --------       --------       --------       --------
Total from investment operations............         4.98          5.02           6.06           (.36)          3.70
                                                 --------      --------       --------       --------       --------
Less dividends and distributions:
  Investment income--net....................         (.22)         (.66)          (.45)          (.25)          (.12)
  Realized gain on investments--net.........        (1.54)        (4.29)          (.59)          (.67)          (.04)
                                                 --------      --------       --------       --------       --------
Total dividends and distributions...........        (1.76)        (4.95)         (1.04)          (.92)          (.16)
                                                 --------      --------       --------       --------       --------
Net asset value, end of period..............     $  36.05      $  32.83       $  32.76       $  27.74       $  29.02
                                                 ========      ========       ========       ========       ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........       16.07%++      17.90%         22.61%         (1.20%)        14.57%
                                                 ========      ========       ========       ========       ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................         .48%*         .49%           .51%           .54%           .62%
                                                 ========      ========       ========       ========       ========
Investment income--net......................        1.41%*        1.89%          1.94%          1.39%          1.07%
                                                 ========      ========       ========       ========       ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....     $837,319      $794,275       $644,551       $464,360       $309,420
                                                 ========      ========       ========       ========       ========
Portfolio turnover..........................       44.00%        88.30%        140.32%         60.57%         88.25%
                                                 ========      ========       ========       ========       ========
Average commission rate paid+++.............     $  .0610      $  .0615             --             --             --
                                                 ========      ========       ========       ========       ========
-------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Based on average shares outstanding during the period.
 ++ Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Quality Equity Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when

--------------------------------------------------------------------------------

the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

  For such services, the Fund pays a monthly fee at the following annual rates:
0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned $7,284 in commissions on the execution of portfolio security transactions.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $330,335,806 and $399,737,073, respectively.

  Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:
---------------------------------------------------------

                                                   Realized
                                                    Gains          Unrealized
                                                   (Losses)          Gains
          ---------------------------------------------------------
Long-term investments.........................   $ 33,341,890     $178,764,913
Short-term investments........................             69               --
Forward foreign exchange contracts............             --           66,975
Foreign currency transactions.................         (6,027)              --
                                                  -----------     ------------
Total.........................................   $ 33,335,932     $178,831,888
                                                  ===========     ============
---------------------------------------------------------

  At June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $178,764,913, of which $183,367,614 related to appreciated securities and $4,602,701 related to depreciated securities. At June 30, 1997, the aggregate cost of investments for Federal income tax purposes was $653,605,755.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(33,382,228) and $130,130,747 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

  Transactions in capital shares were as follows:
---------------------------------------------------------

For the Six Months Ended                                             Dollar
June 30, 1997                                        Shares          Amount
          ---------------------------------------------------------
Shares sold.....................................      457,973     $ 14,855,531
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    1,378,757       42,424,341
                                                   ----------     ------------
Total issued....................................    1,836,730       57,279,872
Shares redeemed.................................   (2,803,222)     (90,662,100)
                                                   ----------     ------------
Net decrease....................................     (966,492)    $(33,382,228)
                                                   ==========     ============
---------------------------------------------------------

---------------------------------------------------------

For the Year Ended                                                    Dollar
December 31, 1996                                     Shares          Amount
           ---------------------------------------------------------
Shares sold.......................................   1,934,738     $ 58,210,337
Shares issued to shareholders in reinvestment of
 dividends and distributions......................   3,478,605       98,560,479
                                                     ---------     ------------
Total issued......................................   5,413,343      156,770,816
Shares redeemed...................................    (895,337)     (26,640,069)
                                                     ---------     ------------
Net increase......................................   4,518,006     $130,130,747
                                                     =========     ============
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
JUNE 30, 1997--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six months ended June 30, 1997, Reserve Assets Fund's net annualized yield was 5.01%*. The Fund's 7-day yield as of June 30, 1997 was 5.13%*. The average portfolio maturity was 69 days at June 30, 1997, compared to 70 days at December 31, 1996.

THE ENVIRONMENT

  Shifting investor perceptions regarding the direction of the US economy brought continued volatility to the US financial markets during much of the six-month period ended June 30, 1997. Increasing evidence of noninflationary economic growth boosted investor confidence, which was further confirmed shortly after the quarter's close when, as widely expected, the Federal Reserve Board chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US stock market. A slight decline in interest rates resulted in a modest positive total return for US fixed-income investments.

  Current consensus expectations are for the US economy's rate of growth to lose some momentum. Although gross domestic product growth for the first quarter of the year was revised slightly upward to 5.9%, there are indications that the second quarter's rate of growth will be lower. At the same time, inflationary pressures remain contained, supported by the June employment report showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future Federal Reserve Board monetary policy tightenings.

  During the first three months of 1997 we maintained a relatively cautious investment bias given the strength of the economy. During the second half of the six-month period ended June 30, 1997 we grew more optimistic in response to moderating economic growth.

  The Fund's composition at the end of June and as of our last report is detailed below:

-------------------------------------------------------
             Issue                6/30/97      12/31/96
-------------------------------------------------------
Bank Notes......................      5.2%         1.3%
Certificates of Deposit.........      4.8          2.2
Certificates of Deposit--
  Yankee........................      0.5           --
Commercial Paper................     47.1         43.5
Corporate Notes.................      4.2          8.7
Funding Agreements..............      4.8          4.4
Master Notes....................      4.8          4.4
Medium-Term Notes...............      3.6           --
US Government Agency &
  Instrumentality
  Obligations--Discount.........      2.8          5.6
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount.....     21.7         30.7
Liabilities in Excess of Other
  Assets........................       --         (0.8)
Other Assets Less Liabilities...      0.5           --
                                    -----        -----
Total...........................    100.0%       100.0%
                                    =====        =====

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Arthur Zeikel
Arthur Zeikel
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

August 13, 1997

---------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

                                  FACE                                                    INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                      RATE*        DATE      (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------
BANK NOTES--5.2%               $  300,000      Bank of America, N.T. & S.A.............     5.63%     12/30/97   $   299,505
                                  100,000      Bank of America, N.T. & S.A.............     5.93       6/24/98        99,890
                                  300,000      First Bank, NA+.........................     5.648     11/19/97       299,989
                                  200,000      KeyBank, N.A.+..........................     5.57       5/06/98       199,918
                                  200,000      Northern Trust Co., Chicago.............     5.96       6/17/98       199,827
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$1,099,744)                                 1,099,129
----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--4.8%     500,000      Chase Manhattan Bank USA, Delaware......     5.53       7/22/97       499,930
                                  500,000      Morgan Guaranty Trust Co. of N.Y. ......     5.71       1/06/98       499,254
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT (COST--$999,901)                        999,184
----------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                   100,000      Westdeutsche Landesbank Girozentrale....     5.94       6/29/98        99,892
DEPOSIT--YANKEE--0.5%
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$99,933)                  99,892
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--47.1%           895,000      Allomon Funding Corp. ..................     5.59       7/18/97       892,637
                                  248,000      Associates First Capital Corp. .........     5.60       8/04/97       246,688
                                1,006,000      Atlantic Asset Securitization Corp. ....     5.60       7/14/97     1,003,966
                                  395,000      BBL North America Inc. .................     5.60       8/20/97       391,922
                                  421,000      Bear Stearns Companies, Inc. ...........     5.65       7/22/97       419,612
                                  490,000      CSW Credit, Inc. .......................     5.58       7/21/97       488,481
                                  475,000      Countrywide Home Loans, Inc. ...........     5.67       7/21/97       473,509
                                  278,000      Finova Capital Corp. ...................     5.67       7/09/97       277,649
                                  450,000      Finova Capital Corp. ...................     5.68       8/04/97       447,590
                                  964,000      General Electric Capital Corp. .........     5.68      11/26/97       941,648
                                  250,000      General Motors Acceptance Corp. ........     5.48       7/09/97       249,685
                                  350,000      General Motors Acceptance Corp. ........     5.40       7/23/97       348,792
                                  400,000      General Motors Acceptance Corp. ........     5.71      12/01/97       390,395
                                  155,000      Korea Development Bank..................     5.70       8/12/97       153,986
                                  245,000      Lehman Brothers Holdings, Inc. .........     5.57       7/08/97       244,735
                                  200,000      Lehman Brothers Holdings, Inc. .........     5.70       8/04/97       198,929
                                  700,000      Lexington Parker Capital Co. LLC........     5.58       8/11/97       695,552
                                1,000,000      National Fleet Funding Corp. ...........     5.59       7/18/97       997,360
                                  493,000      Toshiba International Finance (UK) PLC..     5.64       7/14/97       491,994
                                  500,000      Toshiba International Finance (UK) PLC..     5.70       8/14/97       496,572
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$9,851,428)                           9,851,702
----------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--4.2%             872,816      LABS Trust Series 1996-C Senior Notes+..     5.688     12/29/97       872,816
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$872,816)                                872,816
----------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.8%        1,000,000      Jackson National Life Insurance Co.+....     5.72       5/01/98     1,000,000
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                         1,000,000
----------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--4.8%              1,000,000      Goldman Sachs Group, L.P.+..............     5.60       8/01/97     1,000,000
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MASTER NOTES (COST--$1,000,000)                               1,000,000
----------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--3.6%           250,000      Bank of Scotland Treasury Services PLC..     5.95       6/18/98       249,850
                                  100,000      International Business Machines
                                                 Corp. ................................     5.67       1/28/98        99,810
                                  400,000      International Business Machines
                                                 Corp. ................................     5.93       3/18/98       399,472
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$749,520)                              749,132
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (CONCLUDED)
--------------------------------------------------------------------------------

                                  FACE                                                    INTEREST    MATURITY      VALUE
                                 AMOUNT                         ISSUE                      RATE*        DATE      (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &         $   62,000      Federal Home Loan Mortgage Corp. .......     5.61%      8/05/97   $    61,670
INSTRUMENTALITY OBLIGATIONS--      90,000      Federal Home Loan Mortgage Corp. .......     5.53       8/28/97        89,213
DISCOUNT--2.8%                    340,000      Federal Home Loan Mortgage Corp. .......     5.52       9/18/97       335,926
                                   50,000      Federal National Mortgage Association...     5.62       8/04/97        49,742
                                   20,000      Federal National Mortgage Association...     5.53       8/19/97        19,849
                                   35,000      Federal National Mortgage Association...     5.54       8/26/97        34,704
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$591,023)                                591,104
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           100,000      Federal Home Loan Bank..................     5.95      12/29/98        99,797
INSTRUMENTALITY OBLIGATIONS--     100,000      Federal Home Loan Mortgage Corp. .......     6.36       5/20/99        99,845
NON-DISCOUNT--21.7%               300,000      Federal National Mortgage Association...     5.47      12/30/97       299,520
                                  500,000      Federal National Mortgage
                                                 Association+..........................     5.27       3/27/98       499,750
                                  500,000      Federal National Mortgage
                                                 Association+..........................     5.31       4/24/98       499,844
                                1,000,000      Federal National Mortgage
                                                 Association+..........................     6.00       5/14/98     1,000,000
                                  400,000      US Treasury Notes.......................     8.50       7/15/97       400,502
                                  200,000      US Treasury Notes.......................     6.00       8/31/97       200,156
                                  250,000      US Treasury Notes.......................     5.75       9/30/97       250,195
                                  650,000      US Treasury Notes.......................     5.625     10/31/97       650,304
                                  200,000      US Treasury Notes.......................     5.375     11/30/97       199,844
                                  150,000      US Treasury Notes.......................     5.25      12/31/97       149,813
                                  200,000      US Treasury Notes.......................     5.625     11/30/98       199,031
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$4,549,697)                        4,548,601
----------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--
                                               $20,814,062)--99.5%.....................                           20,811,560
                                               OTHER ASSETS LESS LIABILITIES--0.5%.....                              114,223
                                                                                                                 -----------
                                               NET ASSETS--100.0%......................                          $20,925,783
                                                                                                                 ===========
----------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest rate at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30,1997.
+ Variable Rate Note.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $20,814,062*) (Note 1a).............................             $20,811,560
Cash..........................................................................................                   1,790
Receivables:
  Interest....................................................................................  $105,543
  Capital shares sold.........................................................................    25,018       130,561
                                                                                                --------
Prepaid expenses and other assets.............................................................                   2,585
                                                                                                           -----------
Total assets..................................................................................              20,946,496
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2).................................................................     8,171
  Capital shares redeemed.....................................................................     5,780        13,951
                                                                                                --------
Accrued expenses and other liabilities........................................................                   6,762
                                                                                                           -----------
Total liabilities.............................................................................                  20,713
                                                                                                           -----------
---------------------------------------------------------------------------------------------------------------------
NET ASSETS....................................................................................             $20,925,783
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value, 500,000,000 shares authorized..................................             $ 2,092,828
Paid-in capital in excess of par..............................................................              18,835,457
Unrealized depreciation on investments--net...................................................                  (2,502)
                                                                                                           -----------
NET ASSETS--Equivalent to $1.00 per share based on 20,928,284 shares of beneficial interest
  outstanding.................................................................................             $20,925,783
                                                                                                           ===========
---------------------------------------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1997, net unrealized depreciation for Federal income tax purposes amounted to $2,502, of which $752 related to appreciated securities and $3,254 related to depreciated securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned......................................................................            $600,596
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2).................................................................  $53,498
Custodian fees....................................................................................    4,211
Professional fees.................................................................................    2,937
Accounting services (Note 2)......................................................................    2,770
Transfer agent fees (Note 2)......................................................................    2,470
Directors' fees and expenses......................................................................      175
Other.............................................................................................      191
                                                                                                    -------
Total expenses....................................................................................              66,252
                                                                                                              --------
Investment income--net............................................................................             534,344
                                                                                                              --------
---------------------------------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE 1c):
Realized gain on investments--net.................................................................               1,073
Change in unrealized depreciation on investments--net.............................................              (2,250)
                                                                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................            $533,167
                                                                                                              ========
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE SIX              FOR THE
                                                                               MONTHS ENDED            YEAR ENDED
                                                                                 JUNE 30,             DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 1997                   1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................................   $   534,344            $ 1,179,223
Realized gain on investments--net...........................................         1,073                  3,049
Change in unrealized appreciation/depreciation on investments--net..........        (2,250)               (14,201)
                                                                               -----------            ------------
Net increase in net assets resulting from operations........................       533,167              1,168,071
                                                                               -----------            ------------
------------------------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net......................................................      (534,344)            (1,179,223)
Realized gain on investments--net...........................................        (1,073)                (3,049)
                                                                               -----------            ------------
Net decrease in net assets resulting from dividends and distributions to
shareholders................................................................      (535,417)            (1,182,272)
                                                                               -----------            ------------
------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................................     3,568,162              6,967,844
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions (Note 1d).......................................       535,496              1,182,349
                                                                               -----------            ------------
                                                                                 4,103,658              8,150,193
Cost of shares redeemed.....................................................    (6,060,996)           (10,800,490)
                                                                               -----------            ------------
Net decrease in net assets derived from beneficial interest transactions....    (1,957,338)            (2,650,297)
                                                                               -----------            ------------
------------------------------------------------------------------------------------------------------------------
NET ASSETS:

Total decrease in net assets................................................    (1,959,588)            (2,664,498)
Beginning of period.........................................................    22,885,371             25,549,869
                                                                               -----------            ------------
End of period...............................................................   $20,925,783            $22,885,371
                                                                               ===========            ============
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED   FOR THE SIX
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      MONTHS ENDED         FOR THE YEAR ENDED DECEMBER 31,
                                                              JUNE 30,      ------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         1997         1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                              --------     --------    --------    --------    --------
Investment income--net...................................        .0248        .0501       .0543       .0371       .0268
Realized and unrealized gain (loss) on
investments--net.........................................       (.0001)      (.0005)      .0018      (.0009)      .0005
                                                              --------     --------    --------    --------    --------
Total from investment operations.........................        .0247        .0496       .0561       .0362       .0273
                                                              --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................       (.0248)      (.0501)     (.0543)     (.0362)     (.0268)
  Realized gain on investments--net......................           --+      (.0001)     (.0004)         --+     (.0005)
                                                              --------     --------    --------    --------    --------
Total dividends and distributions........................       (.0248)      (.0502)     (.0547)     (.0362)     (.0273)
                                                              --------     --------    --------    --------    --------
Net asset value, end of period...........................     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00
                                                              ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................        5.01%*       5.13%       5.61%       3.79%       2.77%
                                                              ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................         .62%*        .61%        .61%        .65%        .70%
                                                              ========     ========    ========    ========    ========
Investment income and realized gain on investments--net..        5.00%*       4.96%       5.47%       3.75%       2.73%
                                                              ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................     $ 20,926     $ 22,885    $ 25,550    $ 32,196    $ 30,168
                                                              ========     ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Total investment returns exclude insurance-related fees and expenses.
  + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds offering 16 separate classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity contracts. Reserve Assets Fund (the "Fund") is classified as "diversified" as defined in the Investment Company Act of 1940. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $500 million; 0.425% of average daily net assets in excess of $500 million but not exceeding $750 million; 0.375% of average daily net assets in excess of $750 million but not exceeding $1 billion; 0.350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and 0.275% of average daily net assets in excess of $2.5 billion.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Company by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM,

--------------------------------------------------------------------------------

PSI, MLFDS, Merrill Lynch Funds Distributor, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is the Fund's distributor, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.

CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286

For Developing Capital Markets Focus Fund:
Chase Manhattan Bank N.A.
Chase Metro Tech Center
Brooklyn, NY 11245

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


DIRECTORS AND OFFICERS
Arthur Zeikel                           Jay C. Harbeck
President                               Vice President

Joe Grills                              Vincent T. Lathbury III
Director                                Vice President

Walter Mintz                            Peter A. Lehman
Director                                Vice President

Robert S. Salomon Jr.                   Kevin J. McKenna
Director                                Vice President

Melvin R. Seiden                        Eric S. Mitofsky
Director                                Vice President

Stephen B. Swensrud                     Robert Parish
Director                                Vice President

Terry K. Glenn                          Grace Pineda
Executive Vice President                Vice President

Norman R. Harvey                        Kevin M. Rendino
Senior Vice President                   Vice President

Joseph T. Monagle Jr.                   Thomas R. Robinson
Senior Vice President                   Vice President

Andrew Bascand                          Jacqueline Rogers
Vice President                          Vice President

Donald C. Burke                         Walter D. Rogers
Vice President                          Vice President

Sean J. Casey                           Aldona A. Schwartz
Vice President                          Vice President

                                        Daniel V. Szemis
                                        Vice President

                                        Gerald M. Richard
                                        Treasurer

                                        Jennifer L. Sawin
                                        Secretary

--------------------------------------------------------------------------------
As of December 31, 1996, N. John Hewitt retired as Senior Vice President of the Company. His colleagues at Merrill Lynch Asset Management join the Company's Board of Directors in wishing Mr. Hewitt well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Domestic Money Market Fund and Reserve Assets Fund, the Funds seek to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Funds is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/97